TABLE OF CONTENTS

AIM Variable Insurance Funds, Inc.
  AIM V.I. Aggressive Growth Fund.............................                 1
  AIM V.I. Balanced Fund......................................                12
  AIM V.I. Capital Appreciation Fund..........................                26
  AIM V.I. Capital Development Fund...........................                38
  AIM V.I. Diversified Income Fund............................                49
  AIM V.I. Global Utilities Fund..............................                61
  AIM V.I. Government Securities Fund.........................                71
  AIM V.I. Growth Fund........................................                79
  AIM V.I. Growth and Income Fund.............................                89
  AIM V.I. High Yield Fund....................................                99
  AIM V.I. International Equity Fund..........................               108
  AIM V.I. Money Market Fund..................................               118
  AIM V.I. Value Fund.........................................               123
  Directors and Officers of the Funds......................... Inside Back Cover

The Managers' Overview

SMALL-CAP STOCK REBOUND BOOSTS
FUND PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Q. HOW DID AIM V.I. AGGRESSIVE GROWTH        But the Fed left rates unchanged until     Q. WHAT IS YOUR OUTLOOK FOR THE
FUND PERFORM DURING THE REPORTING            the very close of the reporting period,    REMAINDER OF 1999?
PERIOD?                                      and small-cap stocks began to rally        A. We continue to be upbeat about the
A. For the six months ended June 30, 1999,   during the spring.                         long-term prospects of small-cap
the fund returned 8.02%, as compared to the                                             stocks. Many smaller companies are
12.82% return of the Russell 2000 Growth     Q. DID TECHNOLOGY STOCKS PLAY A            enjoying greater earnings growth than are
Index and the 9.43% return of the Lipper     ROLE IN THE FUND'S GAINS?                  their larger counterparts. Moreover,
Small Cap Funds Index.                       A. The performance of technology           most smaller companies transact the
                                             stocks, stellar in 1998, fell off in       majority of their business in the
Q. WHAT WERE THE MAJOR TRENDS IN THE         the initial months of 1999 as investors    United States, and they are thus less
FINANCIAL MARKETS DURING THE REPORTING       shifted their focus to other sectors.      susceptible to downturns in foreign
PERIOD?                                      Many Internet companies did not meet       markets. The strong economic growth in
A. The venerable Dow Jones Industrial        our earnings criterion for ownership of    the United States could bode well for
Average (the Dow) achieved a milestone       their stocks-they had no earnings. Still,  the continued profitability of many
on May 3, 1999, when it closed above the     we were able to find plenty of technology  smaller companies.
11,000 mark for the first time. However,     companies with attractive long-term          Additionally, small-cap stocks remain
this record-setting performance masked a     growth prospects. Alpha Industries,        favorably priced in comparison to
very narrow market. The stocks of a          the fund's top holding, sells integrated   large-cap issues. This could continue to
handful of extremely large firms--the        circuits that send and receive radio       make them attractive to investors.
so-called "mega-caps"--along with the        frequencies to a variety of customers,       Regardless of economic trends,
equities of fledgling Internet companies,    including wireless-phone manufacturers.    we will strive to select the stocks
including several that have yet to           The company's net income has soared        of smaller companies with outstanding
realize a profit, outperformed               over the past year.                        growth prospects for inclusion in the
other issues by a wide margin.                                                          fund's portfolio.
  Early in 1999, investors were worried
about a host of economic problems
worldwide, exemplified by the Brazilian      PORTFOLIO COMPOSITION
currency crisis in January.
Such uncertainty often leads to what's       As of 6/30/99, based on total net assets
called a "flight to quality," and it
did this time. Investors favored stocks      TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
of very large companies because of
their relative safety and liquidity.          1. Alpha Industries, Inc.          1.57%      1. Computers (Software & Services) 9.50%
The markets were quite narrow, with           2. Hispanic Broadcasting Corp.     1.28%      2. Electronics (Semiconductors)    7.57%
most of the growth in the first quarter       3. Comverse Technology, Inc.       1.12%      3. Communications Equipment        5.05%
of the year coming from just a handful        4. QLogic Corp.                    1.03%      4. Retail (Specialty - Apparel)    4.70%
of stocks.                                    5. Emulex Corp.                    1.01%      5. Services (Data Processing)      4.29%
  Markets also fretted about the              6. Applied Micro Circuits Corp.    0.96%      6. Retail (Specialty)              4.27%
Federal Reserve Board (the Fed)               7. Microchip Technology, Inc.      0.92%      7. Health Care (Medical Products   4.12%
raising interest rates to cool off            8. American Eagle Outfitters, Inc. 0.88%         & Supplies)
the rapidly growing economy. During the       9. Uniphase Corp.                  0.86%      8. Computers (Peripherals)         3.81%
first quarter of 1999, the economy grew      10. CDW Computer Centers, Inc.      0.85%      9. Electrical Equipment            3.18%
at an annualized rate of 4.1%.                                                             10. Electronics (Instrumentation)   2.40%

                                             The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                        AIM V.I. AGGRESSIVE GROWTH FUND

                              [GRAPH APPEARS HERE]

RESULTS OF A $10,000 INVESTMENT
-------------------------------
5/1/98 - 6/30/99


AVERAGE ANNUAL TOTAL RETURN
As of 6/30/99

Inception (5/1/98)  5.98%
1 Year             10.31%



                    AIM V.I.       RUSSELL         LIPPER
                  AGGRESSIVE        2000          SMALL CAP
(In thousands)    GROWTH FUND   GROWTH INDEX     FUNDS INDEX
                  ------------  ------------     -----------
   5/1/98            10,000         10,000         10,000
     6/98             9,700          9,481          9,574
     9/98             8,090          7,571          9,525
    12/98             9,906          8,806          8,917
     3/99             9,443          8,328          8,496
     6/99            10,700         10,145          9,758

Past performance cannot guarantee
comparable future results.


MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The performance figures shown represent AIM V.I. Aggressive Growth Fund and are not intended to reflect actual annuity values, and do not reflect charges at the separate account level, which, if applied, would lower the performance results. AIM V.I. Aggressive Growth Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Had fees and expenses not been waived during the reporting period, returns would have been lower.
      The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks. The unmanaged Lipper Small Cap Funds Index represents an average of the performance of small-capitalization growth funds. It is compiled by Lipper Inc., an independent mutual-fund performance monitor. The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks. Data for the Russell 2000 and the Lipper Index are for the period 4/30/93-6/30/99.
      An investment cannot be made in any index listed. Unless otherwise noted, index results include reinvested dividends.

2                          AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                             MARKET
                                                   SHARES    VALUE

DOMESTIC COMMON STOCKS - 88.49%

AIR FREIGHT - 0.35%

Expeditors International of Washington, Inc.         1,000 $   27,250
---------------------------------------------------------------------

AIRLINES - 0.11%

Alaska Air Group, Inc.(a)                              200      8,350
---------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 1.20%

Gentex Corp.(a)                                      1,500     42,000
---------------------------------------------------------------------
Meritor Automotive, Inc.                             1,200     30,600
---------------------------------------------------------------------
Tower Automotive, Inc.(a)                              800     20,350
---------------------------------------------------------------------
                                                               92,950
---------------------------------------------------------------------

BANKS (REGIONAL) - 2.30%

Bank United Corp. - Class A                          1,000     40,187
---------------------------------------------------------------------
Community First Bankshares, Inc.                     1,500     35,812
---------------------------------------------------------------------
First Republic Bank(a)                                 900     26,044
---------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.(a)           2,300     41,400
---------------------------------------------------------------------
Trustmark Corp.                                      1,500     34,312
---------------------------------------------------------------------
                                                              177,755
---------------------------------------------------------------------

BIOTECHNOLOGY - 0.18%

IDEXX Laboratories, Inc.(a)                            600     13,987
---------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.46%

Hispanic Broadcasting Corp.(a)                       1,300     98,637
---------------------------------------------------------------------
Radio One, Inc.(a)                                     300     13,950
---------------------------------------------------------------------
                                                              112,587
---------------------------------------------------------------------

BUILDING MATERIALS - 1.04%

Elcor Corp.                                            900     39,319
---------------------------------------------------------------------
NCI Building Systems, Inc.(a)                          600     12,825
---------------------------------------------------------------------
Simpson Manufacturing Co., Inc.(a)                     600     28,500
---------------------------------------------------------------------
                                                               80,644
---------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.54%

OM Group, Inc.                                       1,200     41,400
---------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 5.05%

Adtran, Inc.(a)                                      1,100     40,012
---------------------------------------------------------------------
ANTEC Corp.(a)                                         900     28,856
---------------------------------------------------------------------
Comverse Technology, Inc.(a)                         1,150     86,825
---------------------------------------------------------------------
Dycom Industries, Inc.(a)                              900     50,400
---------------------------------------------------------------------
Harmonic, Inc.(a)                                    1,000     57,437
---------------------------------------------------------------------
Polycom, Inc.(a)                                       200      7,800
---------------------------------------------------------------------
Proxim, Inc.(a)                                        900     52,200
---------------------------------------------------------------------
Uniphase Corp.(a)                                      400     66,400
---------------------------------------------------------------------
                                                              389,930
---------------------------------------------------------------------

                                                            MARKET
                                                  SHARES    VALUE

COMPUTERS (HARDWARE) - 1.51%

Genesis Microchip, Inc.(a)                          1,100 $   25,987
--------------------------------------------------------------------
National Instruments Corp.(a)                       1,300     52,487
--------------------------------------------------------------------
Visual Networks, Inc.(a)                            1,200     38,400
--------------------------------------------------------------------
                                                             116,874
--------------------------------------------------------------------

COMPUTERS (NETWORKING) - 1.70%

Emulex Corp.(a)                                       700     77,831
--------------------------------------------------------------------
International Network Services(a)                     900     36,337
--------------------------------------------------------------------
VeriSign, Inc.(a)                                     200     17,250
--------------------------------------------------------------------
                                                             131,418
--------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 3.81%

Cybex Computer Products Corp.(a)                    1,100     30,662
--------------------------------------------------------------------
DSP Communications, Inc.(a)                         1,500     43,312
--------------------------------------------------------------------
Jabil Circuit, Inc.(a)                                900     40,612
--------------------------------------------------------------------
Network Applicance, Inc.(a)                           400     22,350
--------------------------------------------------------------------
QLogic Corp.(a)                                       600     79,200
--------------------------------------------------------------------
SanDisk Corp.(a)                                    1,200     54,000
--------------------------------------------------------------------
Xircom, Inc.(a)                                       800     24,050
--------------------------------------------------------------------
                                                             294,186
--------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 8.64%

American Management Systems, Inc.(a)                  500     16,031
--------------------------------------------------------------------
Analytical Surveys, Inc.(a)                           400      9,950
--------------------------------------------------------------------
AVT Corp.(a)                                          900     34,087
--------------------------------------------------------------------
Citrix Systems, Inc.(a)                             1,000     56,500
--------------------------------------------------------------------
Concord Communications, Inc.(a)                       300     13,500
--------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                    1,200     61,650
--------------------------------------------------------------------
Gemstar International Group Ltd.(a)                   900     58,725
--------------------------------------------------------------------
InfoCure Corp.(a)                                     500     26,469
--------------------------------------------------------------------
ISS Group, Inc.(a)                                    400     15,100
--------------------------------------------------------------------
Jack Henry & Associates                               400     15,700
--------------------------------------------------------------------
Macromedia, Inc.(a)                                   700     24,675
--------------------------------------------------------------------
Medical Manager Corp.(a)                              900     39,825
--------------------------------------------------------------------
Mercury Interactive Corp.(a)                          900     31,837
--------------------------------------------------------------------
Micromuse, Inc.(a)                                    500     24,937
--------------------------------------------------------------------
Peregrine Systems, Inc.(a)                            300      7,706
--------------------------------------------------------------------
QRS Corp.(a)                                          300     23,400
--------------------------------------------------------------------
Rational Software Corp.(a)                          1,700     55,994
--------------------------------------------------------------------
ScanSource, Inc.(a)                                   500     10,812
--------------------------------------------------------------------
Transaction Systems Architects, Inc.-Class A(a)       600     23,400
--------------------------------------------------------------------
USWeb Corp.(a)                                      1,500     33,281
--------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND
                                                                               3

                                                          MARKET
                                                SHARES    VALUE

COMPUTERS (SOFTWARE & SERVICES) - CONTINUED

Veritas Software Corp.(a)                           650 $   61,709
------------------------------------------------------------------
Verity, Inc.(a)                                     400     21,675
------------------------------------------------------------------
                                                           666,963
------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.78%

Action Performance Companies, Inc.(a)               500     16,500
------------------------------------------------------------------
Fossil, Inc.(a)                                     900     43,537
------------------------------------------------------------------
                                                            60,037
------------------------------------------------------------------

CONSUMER FINANCE - 0.50%

AmeriCredit Corp.(a)                              1,000     16,000
------------------------------------------------------------------
Doral Financial Corp.                             1,300     22,425
------------------------------------------------------------------
                                                            38,425
------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.40%

Patterson Dental Co.(a)                             900     31,275
------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.18%

CommScope, Inc.(a)                                1,000     30,750
------------------------------------------------------------------
Cree Research, Inc.(a)                              700     53,856
------------------------------------------------------------------
Electro Scientific Industries, Inc.(a)              100      4,178
------------------------------------------------------------------
Oak Industries, Inc.(a)                             800     34,950
------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                         1,300     43,712
------------------------------------------------------------------
Sammina Corp.(a)                                    600     45,525
------------------------------------------------------------------
Sawtek, Inc.(a)                                     600     27,525
------------------------------------------------------------------
SLI, Inc.(a)                                        200      5,400
------------------------------------------------------------------
                                                           245,896
------------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.56%

Aeroflex, Inc.(a)                                 2,200     43,450
------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 2.40%

Alpha Industries, Inc.(a)                         2,550    121,444
------------------------------------------------------------------
Waters Corp.(a)                                   1,200     63,750
------------------------------------------------------------------
                                                           185,194
------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 7.57%

American Xtal Technology, Inc.(a)                   600     14,288
------------------------------------------------------------------
ANADIGICS, Inc.(a)                                1,100     40,700
------------------------------------------------------------------
Apex PC Solutions, Inc.(a)                          650     13,325
------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                     900     74,025
------------------------------------------------------------------
Burr-Brown Corp.(a)                                 500     18,312
------------------------------------------------------------------
Dallas Semiconductor Corp.                          500     25,250
------------------------------------------------------------------
Flextronics International, Ltd.(a)                  700     38,850
------------------------------------------------------------------
Micrel, Inc.(a)                                     500     37,000
------------------------------------------------------------------
Microchip Technology, Inc.(a)                     1,500     71,062
------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                 800     47,150
------------------------------------------------------------------
SDL, Inc.(a)                                        900     45,956
------------------------------------------------------------------
Semtech Corp.(a)                                    900     46,912
------------------------------------------------------------------
TranSwitch Corp.(a)                                 600     28,425
------------------------------------------------------------------
Unitrode Corp.(a)                                 1,500     43,031
------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                      600     40,463
------------------------------------------------------------------
                                                           584,749
------------------------------------------------------------------

                                                          MARKET
                                                SHARES    VALUE

ENTERTAINMENT - 0.75%

SFX Entertainment, Inc.-Class A(a)                  900 $   57,600
------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 1.73%

Advanced Energy Industries, Inc.(a)                 800     32,450
------------------------------------------------------------------
Asyst Technologies, Inc.(a)                         900     26,944
------------------------------------------------------------------
Brooks Automation, Inc.(a)                          400     10,825
------------------------------------------------------------------
Credence Systems Corp.(a)                           700     25,988
------------------------------------------------------------------
Etec Systems, Inc.(a)                               500     16,625
------------------------------------------------------------------
Novellus Systems, Inc.(a)                           300     20,475
------------------------------------------------------------------
                                                           133,307
------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.75%

NCO Group, Inc.(a)                                  600     22,800
------------------------------------------------------------------
SEI Investments Co.                                 400     35,300
------------------------------------------------------------------
                                                            58,100
------------------------------------------------------------------

FOODS - 0.42%

Hain Food Group, Inc. (The)(a)                    1,200     24,750
------------------------------------------------------------------
United Natural Foods, Inc.(a)                       300      7,425
------------------------------------------------------------------
                                                            32,175
------------------------------------------------------------------

FOOTWEAR - 0.36%

K-Swiss, Inc.                                       600     27,900
------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.40%

Station Casinos, Inc.(a)                          1,500     30,563
------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.09%

Alpharma, Inc.-Class A                            1,500     53,344
------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)           1,200     30,450
------------------------------------------------------------------
                                                            83,794
------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.87%

Health Management Associates, Inc.-Class A(a)     1,500     16,875
------------------------------------------------------------------
Province Healthcare Co.(a)                        1,100     21,450
------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)          600     28,650
------------------------------------------------------------------
                                                            66,975
------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.55%

Express Scripts, Inc.-Class A(a)                    700     42,131
------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 4.12%

Henry Schein, Inc.(a)                             1,000     31,688
------------------------------------------------------------------
MiniMed, Inc.(a)                                    500     38,469
------------------------------------------------------------------
Osteotech, Inc.(a)                                1,750     50,313
------------------------------------------------------------------
ResMed, Inc.(a)                                     800     26,550
------------------------------------------------------------------
Sybron International Corp.(a)                     1,500     41,344
------------------------------------------------------------------
Syncor International Corp.(a)                       500     18,000
------------------------------------------------------------------
VISX, Inc.(a)                                       700     55,431
------------------------------------------------------------------
Xomed Surgical Products, Inc.(a)                  1,150     55,991
------------------------------------------------------------------
                                                           317,786
------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND
4

                                                         MARKET
                                               SHARES    VALUE

HEALTH CARE (SPECIALIZED SERVICES) - 1.88%

Advance Paradigm, Inc.(a)                          700 $   42,700
-----------------------------------------------------------------
Capital Senior Living Group(a)                     800      8,000
-----------------------------------------------------------------
Hooper Holmes, Inc.                              1,800     36,675
-----------------------------------------------------------------
OEC Medical Systems, Inc.(a)                       400      9,800
-----------------------------------------------------------------
Renal Care Group, Inc.(a)                          900     23,288
-----------------------------------------------------------------
Res-Care, Inc.(a)                                  200      4,550
-----------------------------------------------------------------
Veterinary Centers of America, Inc.(a)           1,500     20,344
-----------------------------------------------------------------
                                                          145,357
-----------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.80%

FPIC Insurance Group, Inc.(a)                      900     43,650
-----------------------------------------------------------------
HCC Insurance Holdings, Inc.                       800     18,150
-----------------------------------------------------------------
                                                           61,800
-----------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.63%

Hambrecht & Quist Group(a)                       1,300     48,263
-----------------------------------------------------------------

INVESTMENT MANAGEMENT - 1.27%

Affiliated Managers Group, Inc.(a)                 100      3,019
-----------------------------------------------------------------
Eaton Vance Corp.                                1,000     34,438
-----------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)            1,000     60,313
-----------------------------------------------------------------
                                                           97,770
-----------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.21%

International Speedway Corp.-Class A               100      4,750
-----------------------------------------------------------------
Speedway Motorsports, Inc.(a)                      300     11,794
-----------------------------------------------------------------
                                                           16,544
-----------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.25%

Spartech Corp.                                     600     18,975
-----------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.32%

Astec Industries, Inc.(a)                          600     24,450
-----------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.35%

Daisytek International Corp.(a)                  1,649     26,899
-----------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.75%

Cal Dive International, Inc.(a)                    600     17,925
-----------------------------------------------------------------
Global Industries Ltd.(a)                        1,700     21,781
-----------------------------------------------------------------
Maverick Tube Corp.(a)                           1,300     18,119
-----------------------------------------------------------------
                                                           57,825
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.70%

Cabot Oil & Gas Corp.-Class A                      600     11,175
-----------------------------------------------------------------
Evergreen Resources, Inc.(a)                     1,200     30,225
-----------------------------------------------------------------
Stone Energy Corp.(a)                              300     12,713
-----------------------------------------------------------------
                                                           54,113
-----------------------------------------------------------------

PERSONAL CARE - 0.47%

Steiner Leisure Ltd.(a)                          1,200     36,375
-----------------------------------------------------------------

                                                          MARKET
                                                SHARES    VALUE

PUBLISHING - 0.37%

IDG Books Worldwide, Inc.-Class A(a)              1,200 $   21,900
------------------------------------------------------------------
Meredith Corp.                                      200      6,925
------------------------------------------------------------------
                                                            28,825
------------------------------------------------------------------

RAILROADS - 0.52%

MotivePower Industries, Inc.(a)                   2,150     39,775
------------------------------------------------------------------

RESTAURANTS - 1.72%

CEC Entertainment, Inc.(a)                        1,400     59,150
------------------------------------------------------------------
Foodmaker, Inc.(a)                                1,100     31,213
------------------------------------------------------------------
Papa John's International, Inc.(a)                  300     13,406
------------------------------------------------------------------
Sonic Corp.(a)                                      900     29,363
------------------------------------------------------------------
                                                           133,132
------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.27%

Fastenal Co.                                        400     20,975
------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.85%

CDW Computer Centers, Inc.(a)                     1,500     66,000
------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.97%

99 Cents Only Stores(a)                             575     28,714
------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                         450     19,800
------------------------------------------------------------------
Family Dollar Stores, Inc.                        1,100     26,400
------------------------------------------------------------------
                                                            74,914
------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.24%

Wild Oats Markets, Inc.(a)                          600     18,206
------------------------------------------------------------------

RETAIL (SPECIALTY) - 4.27%

Cheap Tickets, Inc.(a)                              100      3,650
------------------------------------------------------------------
Claire's Stores, Inc.                             1,600     41,000
------------------------------------------------------------------
Cost Plus, Inc.(a)                                  950     43,225
------------------------------------------------------------------
Footstar, Inc.(a)                                 1,200     44,625
------------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)                   1,200     26,400
------------------------------------------------------------------
Linens 'N Things, Inc.(a)                         1,000     43,750
------------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                      1,200     60,450
------------------------------------------------------------------
Rent-A-Center, Inc.(a)                            1,100     26,400
------------------------------------------------------------------
Rent-Way, Inc.(a)                                   700     17,238
------------------------------------------------------------------
Tuesday Morning Corp.(a)                            900     22,950
------------------------------------------------------------------
                                                           329,688
------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 4.70%

Abercrombie & Fitch Co.-Class A(a)                1,276     61,248
------------------------------------------------------------------
American Eagle Outfitters, Inc.(a)                1,500     68,250
------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         1,300     58,500
------------------------------------------------------------------
Buckle, Inc. (The)(a)                               850     24,438
------------------------------------------------------------------
Children's Place Retail Stores, Inc. (The)(a)       800     32,400
------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                    2,133     54,392
------------------------------------------------------------------
Pacific Sunwear of California(a)                  1,800     43,875
------------------------------------------------------------------
Wet Seal, Inc.-Class A(a)                           700     20,038
------------------------------------------------------------------
                                                           363,141
------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                          MARKET
                                                SHARES    VALUE

SAVINGS & LOAN COMPANIES - 0.21%

Queens County Bancorp, Inc.                         500 $   16,188
------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.45%

Acxiom Corp.(a)                                   1,100     27,431
------------------------------------------------------------------
Forrester Research, Inc.(a)                         800     20,000
------------------------------------------------------------------
Metris Companies, Inc.                            1,200     48,900
------------------------------------------------------------------
TMP Worldwide, Inc.(a)                              250     15,875
------------------------------------------------------------------
                                                           112,206
------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.68%

Bright Horizons Family Solutions, Inc.(a)           600     11,325
------------------------------------------------------------------
Cerner Corp.(a)                                     800     16,775
------------------------------------------------------------------
Championship Auto Racing Teams, Inc.(a)             200      5,988
------------------------------------------------------------------
Copart, Inc.(a)                                     900     19,125
------------------------------------------------------------------
G & K Services, Inc.-Class A                        300     15,713
------------------------------------------------------------------
Iron Mountain, Inc.(a)                              300      8,588
------------------------------------------------------------------
Metzler Group, Inc.(a)                              400     11,050
------------------------------------------------------------------
Provant, Inc.(a)                                    500      7,781
------------------------------------------------------------------
Regis Corp.                                       1,750     33,579
------------------------------------------------------------------
                                                           129,924
------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.76%

Critical Path, Inc.(a)                              100      5,531
------------------------------------------------------------------
Insight Enterprises, Inc.(a)                      2,050     50,738
------------------------------------------------------------------
Safeguard Scientifics, Inc.(a)                      300     18,600
------------------------------------------------------------------
SunGard Data Systems, Inc.(a)                       600     20,700
------------------------------------------------------------------
Sykes Enterprises, Inc.(a)                        1,200     40,050
------------------------------------------------------------------
                                                           135,619
------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 4.29%

Affiliated Computer Services, Inc.-Class A(a)       900     45,563
------------------------------------------------------------------
CheckFree Holdings Corp.(a)                         800     22,050
------------------------------------------------------------------
Concord EFS, Inc.(a)                              1,400     59,238
------------------------------------------------------------------
CSG Systems International, Inc.(a)                1,500     39,281
------------------------------------------------------------------
FactSet Research Systems, Inc.                      350     19,819
------------------------------------------------------------------
Lason Holdings, Inc.(a)                             200      9,925
------------------------------------------------------------------
MedQuist, Inc.(a)                                 1,100     48,125
------------------------------------------------------------------
National Computer Systems, Inc.                   1,400     47,250
------------------------------------------------------------------
NOVA Corp.(a)                                     1,614     40,350
------------------------------------------------------------------
                                                           331,601
------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.42%

Cornell Corrections, Inc.(a)                        100      1,644
------------------------------------------------------------------
Tetra Tech, Inc.(a)                               1,875     30,938
------------------------------------------------------------------
                                                            32,582
------------------------------------------------------------------

SPECIALTY PRINTING - 0.43%

Valassis Communications, Inc.(a)                    900     32,962
------------------------------------------------------------------

                                                                     MARKET
                                                           SHARES    VALUE

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.85%

Amdocs Ltd.(a)                                                 900 $   20,475
-----------------------------------------------------------------------------
Powerwave Technologies, Inc.(a)                              1,400     45,150
-----------------------------------------------------------------------------
                                                                       65,625
-----------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.46%

Quicksilver, Inc.(a)                                         1,350     35,183
-----------------------------------------------------------------------------

TEXTILES (HOME FURNISHINGS) - 0.47%

Mohawk Industries, Inc.(a)                                   1,200     36,450
-----------------------------------------------------------------------------

TRUCKERS - 0.61%

M.S. Carriers, Inc.(a)                                         300      8,897
-----------------------------------------------------------------------------
Swift Transportation Co., Inc.(a)                            1,750     38,500
-----------------------------------------------------------------------------
                                                                       47,397
-----------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $5,290,053)                                                6,832,415
-----------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
 INTERESTS - 2.64%

CANADA - 0.61%

Biovail Corporation International
 (Health Care-Hospital Management)(a)                          500     25,531
-----------------------------------------------------------------------------
Cinar Films Inc.-Class B (Entertainment)(a)                    100      2,450
-----------------------------------------------------------------------------
Ritchie Bros. Auctioneers Inc. (Services-Commercial &
 Consumer)(a)                                                  500     19,063
-----------------------------------------------------------------------------
                                                                       47,044
-----------------------------------------------------------------------------

FRANCE - 0.24%

Business Objects S.A.-ADR (Computers-Software &
 Services)(a)                                                  500     18,250
-----------------------------------------------------------------------------

IRELAND - 0.62%

Ryanair Holdings PLC-ADR (Airlines)(a)                         900     47,700
-----------------------------------------------------------------------------

ISRAEL - 0.62%

Check Point Technologies Ltd. (Computers-Software &
 Services)(a)                                                  900     48,263
-----------------------------------------------------------------------------

NETHERLANDS - 0.27%

Core Laboratories N.V. (Oil & Gas-Drilling Equipment)(a)     1,500     20,906
-----------------------------------------------------------------------------

UNITED KINGDOM - 0.28%

Select Appointments Holdings PLC-ADR (Services-
 Employment)(a)                                                900     21,600
-----------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $166,346)                                                          203,763
-----------------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND
6

                                             PRINCIPAL   MARKET
                                              AMOUNT     VALUE
REPURCHASE AGREEMENT(b) - 7.73%

Dean Witter Reynolds, Inc., 4.85%, 07/01/99
 (Cost $597,100)(c)                          $597,100  $  597,100
-----------------------------------------------------------------
TOTAL INVESTMENTS - 98.86%                              7,633,278
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.14%                      87,843
-----------------------------------------------------------------
NET ASSETS - 100.00%                                   $7,721,121
=================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repuchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government obligations.

Investment Abbreviation:

ADR - American Depositary Receipt


See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH F UND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, market value (cost $6,053,499)               $ 7,633,278
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            19,385
---------------------------------------------------------------------
 Investments sold                                              97,177
---------------------------------------------------------------------
 Dividends and interest                                           232
---------------------------------------------------------------------
 Reimbursement from advisor                                     7,791
---------------------------------------------------------------------
Investment for deferred compensation plan                       4,109
---------------------------------------------------------------------
  Total assets                                              7,761,972
---------------------------------------------------------------------

LIABILITIES:

Payables For:
 Investments purchased                                         21,528
---------------------------------------------------------------------
 Deferred compensation plan                                     4,109
---------------------------------------------------------------------
Accrued directors' fees                                         1,850
---------------------------------------------------------------------
Accrued operating expenses                                     13,364
---------------------------------------------------------------------
  Total liabilities                                            40,851
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 7,721,121
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  725,342
=====================================================================
Net asset value, offering and redemption price per share       $10.64
=====================================================================



STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                                   $  25,887
---------------------------------------------------------------------
Dividends                                                      2,493
---------------------------------------------------------------------
   Total investment income                                    28,380
---------------------------------------------------------------------

EXPENSES:

Advisory fees                                                 23,307
---------------------------------------------------------------------
Administrative services fees                                  18,696
---------------------------------------------------------------------
Custodian fees                                                19,445
---------------------------------------------------------------------
Directors' fees and expenses                                   4,076
---------------------------------------------------------------------
Professional fees                                             15,926
---------------------------------------------------------------------
Other                                                          2,802
---------------------------------------------------------------------
   Total expenses                                             84,252
---------------------------------------------------------------------
Less: Fees waived and reimbursed by advisor                  (49,897)
---------------------------------------------------------------------
Expenses paid indirectly                                         (71)
---------------------------------------------------------------------
   Net expenses                                               34,284
---------------------------------------------------------------------
Net investment income (loss)                                  (5,904)
---------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                    (250,107)
---------------------------------------------------------------------
   Futures contracts                                          19,210
---------------------------------------------------------------------
                                                            (230,897)
---------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                     906,569
---------------------------------------------------------------------
   Futures contracts                                         (15,300)
---------------------------------------------------------------------
                                                             891,269
---------------------------------------------------------------------
 Net gain from investment securities and futures contracts   660,372
---------------------------------------------------------------------
Net increase in net assets resulting from operations       $ 654,468
=====================================================================

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND
8

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998
(Unaudited)

                                                         JUNE 30,   DECEMBER 31,
                                                           1999         1998
                                                        ----------  ------------
OPERATIONS:

 Net investment income (loss)                           $   (5,904)  $   15,665
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities
  and futures contracts                                   (230,897)    (395,537)
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and futures contracts                         891,269      688,510
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations    654,468      308,638
--------------------------------------------------------------------------------
 Dividends to shareholders from net investment income           --      (22,273)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions            2,667,550    4,112,738
--------------------------------------------------------------------------------
   Net increase in net assets                            3,322,018    4,399,103
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                     4,399,103           --
--------------------------------------------------------------------------------
 End of period                                          $7,721,121   $4,399,103
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $6,776,466   $4,108,916
--------------------------------------------------------------------------------
 Undistributed net investment income (loss)                 (8,690)      (2,786)
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities and futures contracts                        (626,434)    (395,537)
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and
  futures contracts                                      1,579,779      688,510
--------------------------------------------------------------------------------
                                                        $7,721,121   $4,399,103
================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Aggressive Growth Fund (the "Fund"). The Fund's investment objective is to achieve long-term growth of capital. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset

                        AIM V.I. AGGRESSIVE GROWTH FUND
   value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $354,222 as of December 31, 1998, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. During the six months ended June 30, 1999, AIM waived expenses of $23,307 and reimbursed expenses of $26,590.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $18,696 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,860 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $71 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $71 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1999 was $5,285,080 and $2,535,794, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $1,700,157
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (125,042)
=========================================================================
Net unrealized appreciation of investment securities          $1,575,115
=========================================================================

Cost of investments for tax purposes is $6,058,163.

                        AIM V.I. AGGRESSIVE GROWTH FUND
10

NOTE 7 - CAPITAL STOCK

Changes in capital stock outstanding during the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998 were as follows:

                                          JUNE 30,            DECEMBER 31,
                                            1999                  1998
                                     --------------------  -------------------
                                      SHARES     AMOUNT    SHARES     AMOUNT
                                     --------  ----------  -------  ----------
Sold                                  569,447  $5,544,171  464,162  $4,261,686
-------------------------------------------------------------------------------
Issued as reinvestment of dividends        --          --    2,421      22,273
-------------------------------------------------------------------------------
Reacquired                           (290,726) (2,876,621) (19,962)   (171,221)
-------------------------------------------------------------------------------
                                      278,721  $2,667,550  446,621  $4,112,738
===============================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding of the Fund during six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                      JUNE 30,     DECEMBER 31,
                                                        1999           1998
                                                      --------     ------------
Net asset value, beginning of period                   $ 9.85         $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.01)          0.04
--------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                           0.80          (0.14)
--------------------------------------------------------------------------------
   Total from investment operations                      0.79          (0.10)
--------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     --          (0.05)
--------------------------------------------------------------------------------
Net asset value, end of period                         $10.64         $ 9.85
================================================================================
Total return(a)                                          8.02%         (0.94)%
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)               $7,721         $4,399
================================================================================
Ratio of expenses to average net assets(b)               1.18%(c)       1.16%(d)
================================================================================
Ratio of net investment income (loss) to average net
 assets(e)                                              (0.20)%(c)      0.96%(d)
================================================================================
Portfolio turnover rate                                    52%            30%
================================================================================

(a) Total return is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.89% (annualized) and 4.62% (annualized) for 1999-1998.
(c) Ratios are annualized and based on average net assets of $5,874,843.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (1.92)% (annualized) and (2.50)% (annualized) for 1999-1998.
                        AIM V.I. AGGRESSIVE GROWTH FUND

The Managers' Overview

FUND BENEFITS FROM BROADER MARKET

Q. HOW DID AIM V.I. BALANCED            itional large-cap growth stocks were            As of June 30, the fund had 74% of its
FUND PERFORM DURING THE REPORT-         no longer the dominant market drivers           net assets in large-, 21% in mid- and
ING PERIOD?                             at the reporting period's end.                  4% in small-cap companies.
A. For the six-month reporting period      Bond performance during the                     The fund's stock portion surged
ended June 30, 1999, cumulative total   reporting period was generally                  ahead in early 1999, led by
return for AIM V.I. Balanced Fund was   disappointing, stemming from                    favorable security holdings in
a solid 5.66%. Fund performance during  heightened concerns regarding the               technology companies and telephone and
the reporting period slightly lagged    Federal Reserve Board's (the Fed) move          telecommunications firms within the
the Lipper Balanced Funds Index, which  to raise interest rates. This                   utilities sector.
returned 6.17%.                         uncertainty eroded bond prices in May
                                        and June, sending their yields higher.          Q. THE TECHNOLOGY SECTOR EXPERIENCED
Q. WHAT WERE THE MAJOR TRENDS IN        On June 30, the Fed raised the federal          SOME VOLATILITY IN EARLY 1999. WHAT
THE FINANCIAL MARKETS DURING THE        funds rate from 4.75% to 5%, but                TYPES OF TECHNOLOGY COMPANIES DOES THE
REPORTING PERIOD?                       returned to a neutral rate policy.              FUND OWN?
A. U.S. equity markets regained their   The latter decision signaled that rate          A. The majority of the fund's
momentum in the first half of 1999 as   increases were unlikely in the near             technology holdings are high-quality,
major market indexes--the Dow, the      future and sparked a "relief rally" in          dominant brand-name firms. Companies
S&P 500, and the Nasdaq--reached        both the stock and bond markets.                such as America Online and Cisco
record highs. During the first quarter                                                  Systems continued to weather the
of 1999, the broadening of strong       Q. WHAT FACTORS CONTRIBUTED TO THE              sector's volatility due to their large
earnings across all market-cap sectors  FUND'S STRONG GAINS?                            size, which has become a strategic
sparked investor interest in mid- and   A. AIM V.I. Balanced Fund has a                 weapon in this sector. Larger
small-sized companies. The recovery     flexible structure and invests across           technology companies have more money to
also extended to a wide range of        all market-capitalization sectors.              spend on research and development,
industries that had suffered during the This flexibility proved especially              which in turn drives further
market narrowness of the last few       beneficial during the reporting period,         technological advancement. In this
years. As a result of this dramatic     as market performance broadened to              sector, being small- or mid-cap may not
shift in market sentiment, trad-        include smaller companies.                      necessarily be an advantage. Having
                                                                                        money to spend on research and
PORTFOLIO COMPOSITION                                                                   development and the ability to provide
                                                                                        global reach to customers have become
As of 6/30/99, based on total net assets                                                the main thrusts behind a technology
                                                                                        business's success.
TOP 10 EQUITY HOLDINGS               TOP 10 INDUSTRIES
                                                                                        Q. WHAT TYPES OF FIXED-INCOME HOLDINGS
 1. Lucent Technologies Inc.  1.13%  1. Telecommunications (Long Distance)       4.65%  ARE IN THE FUND'S PORTFOLIO?
 2. America Online Inc.       1.10   2. Telephone                                4.33   A. On the fixed-income side, we
 3. VISX Inc.                 0.76   3. Communications Equipment                 3.96   continued to keep to an intermediate
 4. Cisco Systems, Inc.       0.66   4. Broadcasting (Television, Radio & Cable) 3.61   maturity structure that is less
 5. Nokia Corp.               0.66   5. Banks (Money Center)                     3.46   sensitive to interest-rate changes.
 6. Qwest Communications Inc. 0.66   6. Natural Gas                              3.44   The average quality rating of bonds in
 7. Univision Communications  0.65   7. Computers (Software & Services)          3.43   the fund's portfolio remained A. We
 8. Chase Manhattan Corp.     0.59   8. Electric Companies                       2.64   invest mainly in higher-quality,
 9. MCI WorldCom Inc.         0.59   9. Services (Commercial & Consumer)         2.34   shorter-maturity bonds, such as
10. Microsoft Corp.           0.59  10. Financial (Diversified)                  2.27   U.S. government issues and investment-
                                                                                        grade corporate bonds.
The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

12                            AIM V.I. BALANCED FUND

   During the reporting period, we      performance: modest inflationary
increased our holdings of corporate     pressures, full employment, income
bonds in an attempt to capture more     growth and capital formation. To the
yield as the spread between U.S.        extent that these factors remain in
Treasuries and corporate bonds widened  place through 1999, AIM V.I. Balanced
at the end of 1998. As of June 30,      Fund should continue to meet its goals
corporate bonds represented 31.55% of   of competitive returns and reduced
total net assets, while Treasuries      volatility.
accounted for 2.78%. The average
maturity of the fund's bond portion is                                    [GRAPH APPEARS HERE]
approximately 12 years; this is         RESULTS OF A $10,000 INVESTMENT
slightly longer than in the past since  -------------------------------
we are trying to obtain more returns    5/1/98 - 6/30/99
on these bonds by moving out the yield
curve. However, as interest rates
started to increase toward the end of
the reporting period, we began to       AVERAGE ANNUAL TOTAL RETURNS
shorten the maturity on the fund's      For periods ended 6/30/99
fixed-income holdings. We also held     Inception (5/1/98)        16.46%
2.47% of total net assets in            1 Year                    17.65
convertible bonds on June 30.                                                    LIPPER
                                                                       AIM V.I   BALANCED  S & P
Q. WHAT ARE CONVERTIBLE BONDS? HOW DO                                  BALANCED   FUNDS     500
THEY FIT INTO THE FUND'S INVESTMENT        (In thousands)               FUND      INDEX    INDEX
STRATEGY?                                                              -------------------------
A. Convertible bonds are corporate              5/1/98                  10,000   10,000   10,000
bonds that may be exchanged for a fixed         6/30/98                 10,150   10,001   10,227
number of shares of the issuing                 9/30/98                 10,030    9,497    9,212
company's common stocks. Convertibles           12/31/98                11,302   10,590   11,172
fit the theme for the fund since they           3/31/99                 11,678   10,760   11,728
contain both an equity and a fixed-             6/30/99                 11,941   11,244   12,555
income component. They offer the
relative safety of the fixed-income     MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF
market and the potential appreciation   AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
of the equity market. As with all       PERFORMANCE SHOWN.
holdings, we follow AIM's earnings-
momentum model in deciding what to do   The performance figures shown represent AIM V.I. Balanced Fund and are not
with convertible bonds. When            intended to reflect actual annuity values, and do not reflect charges at the
earnings for the issuing company        separate account level, which, if applied, would lower the performance
increase, we generally convert the      results. AIM V.I. Balanced Fund performance figures are historical and bonds to capture all the returns of the reflect reinvestment of all distributions and changes in net asset value. The underlying stocks. We use convertibles  fund's investment return and principal value will fluctuate, so an investor's
to reduce volatility with investments   shares, when redeemed, may be worth more or less than their original cost.
in the small- and mid-cap sectors.      Had fees and expenses not been waived during the reporting period, returns would have been lower.
Q. WHAT IS YOUR OUTLOOK FOR THE            The Dow Jones Industrial Average (the Dow) is a price-weighted average
REMAINDER OF 1999?                      of 30 actively traded primarily industrial stocks.
A. Equity performance remains strong as    The Lipper Balanced Funds Index is a net-asset-value-weighted index of
corporations across all market-         the 30 largest funds within the balanced-fund investment objective. It is
capitalization sectors continue to      calculated daily with adjustments for distributions as of the ex-dividend
post solid earning reports. At the      dates. It is compiled by Lipper Inc., an independent mutual-fund performance
same time, several current economic     monitor.
forces are favorable for bond              The Nasdaq (National Association of Securities Dealers Automated
                                        Quotation system) Composite Index is a market-value-weighted index comprising all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq
                                        Stock Market. It includes more than 5,000 companies and is often considered representative of the small and medium-size company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the Nasdaq Index.
                                           The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a
                                        group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
                                           An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                            AIM V.I. BALANCED FUND                           13

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                                                PRINCIPAL   MARKET
                                                                                 AMOUNT      VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES - 29.33%

AGRICULTURAL PRODUCTS - 0.48%

Cargill, Inc., Notes, 6.875%, 05/01/28(a)
 (Acquired 03/12/99; Cost $149,703)                                             $150,000  $   139,551
-----------------------------------------------------------------------------------------------------

AIRLINES - 0.76%

Delta Air Lines, Inc.,
 Deb., 10.375%, 12/15/22                                                         100,000      124,234
-----------------------------------------------------------------------------------------------------
Notes, 6.65%, 03/15/04                                                           100,000       98,262
-----------------------------------------------------------------------------------------------------
                                                                                              222,496
-----------------------------------------------------------------------------------------------------

AUTOMOBILES - 0.98%

General Motors Acceptance Corp., Bonds, 6.15%, 04/05/07                          300,000      287,506
-----------------------------------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.04%

HSBC Holdings PLC (United Kingdom), Sub. Notes, 7.50%, 07/15/09                   10,000       10,112
-----------------------------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 2.20%

Bank of America Corp., Unsec. Sub. Notes, 7.125%, 03/01/09                       200,000      200,814
-----------------------------------------------------------------------------------------------------
First Union Bancorp, Sub. Deb., 7.50%, 04/15/35                                  200,000      205,782
-----------------------------------------------------------------------------------------------------
International Bank for Reconstruction and Development
 (The), Deb., 8.25%, 09/01/16                                                    200,000      236,834
-----------------------------------------------------------------------------------------------------
                                                                                              643,430
-----------------------------------------------------------------------------------------------------

BANKS (REGIONAL) - 1.03%

HSBC USA, Inc., Unsec. Sub. Notes, 7.00%, 11/01/06                               100,000       98,920
-----------------------------------------------------------------------------------------------------
Mercantile Bancorp, Inc., Unsec. Sub. Notes, 7.30%,
 06/15/07                                                                        200,000      202,486
-----------------------------------------------------------------------------------------------------
                                                                                              301,406
-----------------------------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.86%

Comcast Cable Communications, Unsec. Unsub. Notes, 6.20%, 11/15/08               100,000       93,307
-----------------------------------------------------------------------------------------------------
CSC Holdings, Inc., Sr. Unsec. Deb., 7.625%, 07/15/18                             50,000       47,329
-----------------------------------------------------------------------------------------------------
 7.875%, 02/15/18                                                                100,000       97,062
-----------------------------------------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes, 8.00%, 08/01/05                             200,000      211,684
-----------------------------------------------------------------------------------------------------
USA Networks, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 11/15/05                       100,000       96,084
-----------------------------------------------------------------------------------------------------
                                                                                              545,466
-----------------------------------------------------------------------------------------------------

CHEMICALS - 0.74%

Airgas, Inc., Medium Term Notes, 7.14%, 03/08/04                                  50,000       48,056
-----------------------------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb., 8.50%, 12/15/12                150,000      166,812
-----------------------------------------------------------------------------------------------------
                                                                                              214,868
-----------------------------------------------------------------------------------------------------

                                                                                PRINCIPAL   MARKET
                                                                                 AMOUNT      VALUE
CHEMICALS (DIVERSIFIED) - 0.16%

Monsanto Co., Deb., 6.50%, 12/01/18(a) (Acquired 12/04/98; Cost $49,791)        $ 50,000  $    45,202
-----------------------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.32%

Lucent Technologies, Unsec. Deb., 6.45%, 03/15/29                                100,000       92,029
-----------------------------------------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.65%

American Greetings Corp., Unsec. Notes, 6.10%, 08/01/28                          200,000      190,706
-----------------------------------------------------------------------------------------------------

CONSUMER FINANCE - 0.85%

Beneficial Corp. - Series H Medium Term Notes, 6.94%, 12/15/06                   250,000      249,265
-----------------------------------------------------------------------------------------------------

ELECTRIC COMPANIES - 2.38%

Cleveland Electric Illuminating Co. (The), Sr. Sec.
 Series D Notes, 7.43%, 11/01/09                                                  50,000       50,376
-----------------------------------------------------------------------------------------------------
CMS Energy Corp., Sr. Unsec. Notes, 8.125%, 05/15/02                             150,000      152,974
-----------------------------------------------------------------------------------------------------
Commonwealth Edison Co., First Mortgage Notes, 7.50%, 07/01/13                    70,000       73,592
-----------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
 First Mortgage Notes, 9.25%, 10/01/01                                           200,000      212,072
-----------------------------------------------------------------------------------------------------
 Series G Sr. Unsec. Notes, 7.75%, 10/01/08                                      200,000      206,000
-----------------------------------------------------------------------------------------------------
                                                                                              695,014
-----------------------------------------------------------------------------------------------------

ENTERTAINMENT - 1.16%

Time Warner, Inc., Deb.,
 9.125%, 01/15/13                                                                145,000      165,852
-----------------------------------------------------------------------------------------------------
 9.15%, 02/01/23                                                                 150,000      174,254
-----------------------------------------------------------------------------------------------------
                                                                                              340,106
-----------------------------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.32%

Associates Corp. of North America, Sr. Deb., 6.95%, 11/01/18                     100,000       95,213
-----------------------------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.16%

Beckman Coulter Inc., Sr. Unsec. Gtd. Notes, 7.45%, 03/04/08                      50,000       47,617
-----------------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.38%

Procter & Gamble Co. (The), Putable Deb., 8.00%, 09/01/24                        100,000      111,698
-----------------------------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.37%

Sun Life Canada Capital Trust, Gtd. Notes, 8.526%,
 05/29/49(a) (Acquired 03/29/99; Cost $104,510)                                  100,000      101,107
-----------------------------------------------------------------------------------------------------
Torchmark Corp., Notes, 7.875%, 05/15/23                                         300,000      300,291
-----------------------------------------------------------------------------------------------------
                                                                                              401,398
-----------------------------------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND
14

                                                         PRINCIPAL   MARKET
                                                          AMOUNT      VALUE
INSURANCE (PROPERTY-CASUALTY) - 1.57%

Florida Windstorm,
 Sr. Notes, 6.85%, 08/25/07(a) (Acquired 01/07/99; Cost
 $106,456)                                               $100,000  $    99,328
------------------------------------------------------------------------------
 Sr. Sec. Bonds, 7.125%, 02/25/19(a) (Acquired 03/26/99;
 Cost $149,177)                                           150,000      148,418
------------------------------------------------------------------------------
Terra Nova Holdings Co. (United Kingdom),
 Sr. Yankee Sec. Gtd. Notes, 7.20%, 08/15/07               70,000       68,034
------------------------------------------------------------------------------
 Unsec. Gtd. Notes, 7.00%, 05/15/08(a) (Acquired
 02/25/99; Cost $146,335)                                 150,000      143,588
------------------------------------------------------------------------------
                                                                       459,368
------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.16%

Merrill Lynch & Co., Unsec. Notes, 6.875%, 11/15/18        50,000       46,788
------------------------------------------------------------------------------

NATURAL GAS - 2.78%

CMS Panhandle Holding Company, Sr. Notes, 6.125%,
 03/15/04(a) (Acquired 06/08/99; Cost $194,612)           200,000      194,772
------------------------------------------------------------------------------
Enron Corp.,
 Notes, 6.75%, 08/01/09                                   170,000      163,288
------------------------------------------------------------------------------
Sr. Sub. Deb., 8.25%, 09/15/12                            200,000      212,070
------------------------------------------------------------------------------
Ferrellgas Partners, Series B Sr. Sec. Gtd. Notes,
 9.375%, 06/15/06                                          50,000       49,250
------------------------------------------------------------------------------
K N Energy, Inc., Unsec. Deb., 7.35%, 08/01/26            100,000       98,793
------------------------------------------------------------------------------
National Fuel Gas Co., Series D Medium Term Notes,
 6.303%, 05/27/08                                         100,000       95,927
------------------------------------------------------------------------------
                                                                       814,100
------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.67%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09       200,000      197,296
------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.21%

CE Generation LLC, Notes, 7.416%, 12/15/18(a) (Acquired
 04/13/99; Cost $205,604)                                 200,000      194,372
------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec. Bonds,
 8.48%, 09/15/28                                          150,000      160,616
------------------------------------------------------------------------------
                                                                       354,988
------------------------------------------------------------------------------

RAILROADS - 0.62%

CSX Corp. - Series C Medium Term Notes, 6.80%, 12/01/28   200,000      180,382
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.94%

Laidlaw, Inc. (Canada), Yankee Deb., 6.70%, 05/01/08      100,000       90,817
------------------------------------------------------------------------------
Protection One, Inc., Sr. Unsec. Gtd. Notes, 7.375%,
 08/15/05                                                 200,000      184,996
------------------------------------------------------------------------------
                                                                       275,813
------------------------------------------------------------------------------

SOVEREIGN DEBT - 1.05%

Province of Manitoba (Canada), Yankee Deb., 7.75%,
 07/17/16                                                 100,000      107,912
------------------------------------------------------------------------------
Province of Quebec (Canada),
 Series A Yankee Notes, 6.29%, 03/06/26                   100,000       99,809
------------------------------------------------------------------------------
 Series A Putable Yankee Notes, 5.735%, 03/02/26          100,000       99,638
------------------------------------------------------------------------------
                                                                       307,359
------------------------------------------------------------------------------


                                                       PRINCIPAL   MARKET
                                                        AMOUNT      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 2.36%

Centel Capital, Deb., 9.00%, 10/15/19                  $200,000  $   235,502
----------------------------------------------------------------------------
MCI Communications Corp.,
 Putable Sr. Unsec. Deb., 7.125%, 06/15/27              200,000      202,114
----------------------------------------------------------------------------
 Sr. Unsec. Notes, 6.50%, 04/15/10                      100,000       96,126
----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Notes,
 6.125%, 11/15/08                                        70,000       65,548
----------------------------------------------------------------------------
 6.875%, 11/15/28                                       100,000       91,588
----------------------------------------------------------------------------
                                                                     690,878
----------------------------------------------------------------------------

TELEPHONE - 1.78%

Cable & Wireless Communications PLC (United Kingdom),
 Yankee Notes, 6.75%, 12/01/08                          200,000      191,890
----------------------------------------------------------------------------
Electric Lightwave, Inc., Notes, 6.05%, 05/15/04(a)
 (Acquired 04/21/99; Cost $199,854)                     200,000      193,870
----------------------------------------------------------------------------
GTE California, Inc., Unsec. Deb., 6.75%, 05/15/27       70,000       65,823
----------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.375%, 07/15/43         70,000       68,674
----------------------------------------------------------------------------
                                                                     520,257
----------------------------------------------------------------------------

WASTE MANAGEMENT - 0.35%

WMX Technologies, Inc., Unsec. Putable Notes, 7.10%,
 08/01/26                                               100,000      101,310
----------------------------------------------------------------------------
  Total U.S. Dollar Denominated
   Non-Convertible Bonds & Notes
   (Cost $8,944,326)                                               8,581,622
----------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES -
  2.18%

COMMUNICATIONS EQUIPMENT - 0.42%

Comverse Technology, Inc., Conv. Unsec. Sub. Deb.,
 4.50%, 07/01/05                                         66,000      123,337
----------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.22%

Candescent Technology Corp., Sr. Conv. Sub. Deb.,
 7.00%, 05/01/03(a) (Acquired 11/06/98-02/10/99; Cost
 $72,036)                                                83,000       64,740
----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.48%

Exodus Communications, Inc., Conv. Sub. Notes, 5.00%,
 03/15/06(a) (Acquired 02/25/99; Cost $30,000)           30,000       80,813
----------------------------------------------------------------------------
Veritas Software Corp., Conv. Unsec. Notes, 5.25%,
 11/01/04                                                25,000       58,609
----------------------------------------------------------------------------
                                                                     139,422
----------------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER)  -  0.21%

Alpharma, Inc., Conv. Sr. Unsec. Sub. Notes, 3.00%,
 06/01/06(a) (Acquired 05/27/99; Cost $50,000)           50,000       61,500
----------------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.30%

Amazon.com, Inc.,
 Conv. Deb., 4.75%, 02/01/09(a) (Acquired 01/29/99-
 02/18/99; Cost $47,342)                                 50,000       48,531
----------------------------------------------------------------------------
 Conv. Sub. Deb., 4.75%, 02/01/09                        40,000       38,825
----------------------------------------------------------------------------
                                                                      87,356
----------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND

                                                        PRINCIPAL   MARKET
                                                         AMOUNT      VALUE
RETAIL (SPECIALTY-APPAREL) - 0.11%

AnnTaylor Stores Corp., Conv. Gtd. Bond, 0.55%,
 06/18/19(a) (Acquired 06/14/99; Cost $27,653)          $ 50,000  $    31,625
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.28%

Global Telesystems Group, Conv. Notes, 8.75%, 06/30/00    20,000       81,400
-----------------------------------------------------------------------------

TELEPHONE - 0.16%

Telefonos de Mexico S.A. (Mexico), Conv. Yankee Notes,
 4.25%, 06/15/04                                          47,000       47,999
-----------------------------------------------------------------------------
  Total U.S. Dollar Denominated Convertible Bonds &
   Notes (Cost $504,483)                                              637,379
-----------------------------------------------------------------------------

                                                         SHARES
DOMESTIC COMMON STOCKS - 36.57%

AUTOMOBILES - 0.29%

Ford Motor Co.                                             1,500       84,656
-----------------------------------------------------------------------------

BANKS (MONEY CENTER) - 0.74%

Bank of America Corp.                                        600       43,987
-----------------------------------------------------------------------------
Chase Manhattan Corp. (The)                                2,000      173,250
-----------------------------------------------------------------------------
                                                                      217,237
-----------------------------------------------------------------------------

BANKS (REGIONAL) - 0.25%

Bank United Corp. - Class A                                1,800       72,337
-----------------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 0.03%

PepsiCo, Inc.                                                200        7,737
-----------------------------------------------------------------------------

BIOTECHNOLOGY - 0.42%

Biogen, Inc.(b)                                            1,000       64,312
-----------------------------------------------------------------------------
Genzyme Corp.(b)                                           1,200       58,200
-----------------------------------------------------------------------------
Genzyme Surgical Products(b)                                 215          947
-----------------------------------------------------------------------------
                                                                      123,459
-----------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.75%

CBS Corp.(b)                                               3,500      152,031
-----------------------------------------------------------------------------
Hispanic Broadcasting Corp.(b)                             2,200      166,925
-----------------------------------------------------------------------------
Univision Communications, Inc.(b)                          2,900      191,400
-----------------------------------------------------------------------------
                                                                      510,356
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 2.46%

ADC Telecommunications, Inc.(b)                            1,600       72,900
-----------------------------------------------------------------------------
ANTEC Corp.(b)                                             2,900       92,981
-----------------------------------------------------------------------------
Lucent Technologies, Inc.                                  4,905      330,781
-----------------------------------------------------------------------------
Motorola, Inc.                                             1,000       94,750
-----------------------------------------------------------------------------
Tellabs, Inc.(b)                                           1,900      128,369
-----------------------------------------------------------------------------
                                                                      719,781
-----------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 1.22%

Dell Computer Corp.(b)                                     2,600       96,200
-----------------------------------------------------------------------------
International Business Machines Corp.                      1,000      129,250
-----------------------------------------------------------------------------
Sun Microsystems, Inc.(b)                                  1,900      130,862
-----------------------------------------------------------------------------
                                                                      356,312
-----------------------------------------------------------------------------

                                                                    MARKET
                                                         SHARES      VALUE
COMPUTERS (NETWORKING) - 0.76%

3Com Corp.(b)                                              1,100  $    29,356
-----------------------------------------------------------------------------
Cisco Systems, Inc.(b)                                     3,000      193,500
-----------------------------------------------------------------------------
                                                                      222,856
-----------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.53%

EMC Corp.(b)                                               2,800      154,000
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 2.79%

America Online, Inc.                                       2,900      320,450
-----------------------------------------------------------------------------
Computer Associates International, Inc.                      400       22,000
-----------------------------------------------------------------------------
Concord Communications, Inc.(b)                            1,200       54,000
-----------------------------------------------------------------------------
InfoSpace.com, Inc.(b)                                     1,800       84,600
-----------------------------------------------------------------------------
ISS Group, Inc.(b)                                         1,600       60,400
-----------------------------------------------------------------------------
Microsoft Corp.(b)                                         1,900      171,356
-----------------------------------------------------------------------------
USWeb Corp.(b)                                             4,600      102,062
-----------------------------------------------------------------------------
                                                                      814,868
-----------------------------------------------------------------------------

CONSUMER FINANCE - 0.17%

SLM Holding Corp.                                          1,100       50,394
-----------------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.28%

Cardinal Health, Inc.                                      1,250       80,156
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.46%

General Electric Co.                                       1,200      135,600
-----------------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.48%

Quanta Services, Inc.(b)                                   3,200      140,800
-----------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.60%

Intel Corp.                                                2,400      142,800
-----------------------------------------------------------------------------
Microchip Technology, Inc.(b)                                700       33,162
-----------------------------------------------------------------------------
                                                                      175,962
-----------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.23%

Applied Materials, Inc.(b)                                   900       66,487
-----------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.78%

American Express Co.                                         700       91,087
-----------------------------------------------------------------------------
Citigroup, Inc.                                            2,250      106,875
-----------------------------------------------------------------------------
Fannie Mae                                                 1,700      116,237
-----------------------------------------------------------------------------
FINOVA Group, Inc.                                         1,000       52,625
-----------------------------------------------------------------------------
Freddie Mac                                                2,000      116,000
-----------------------------------------------------------------------------
MGIC Investment Corp.                                        800       38,900
-----------------------------------------------------------------------------
                                                                      521,724
-----------------------------------------------------------------------------

FOODS - 0.42%

Keebler Foods Co.(b)                                       1,400       42,525
-----------------------------------------------------------------------------
Ralston-Ralston Purina Group                               2,600       79,137
-----------------------------------------------------------------------------
                                                                      121,662
-----------------------------------------------------------------------------


                             AIM V.I. BALANCED FUND
16

                                                          MARKET
                                                SHARES     VALUE
HEALTH CARE (DIVERSIFIED) - 1.69%

Abbott Laboratories                                 700 $    31,850
-------------------------------------------------------------------
American Home Products Corp.                      2,400     138,000
-------------------------------------------------------------------
Bristol-Myers Squibb Co.                          1,200      84,525
-------------------------------------------------------------------
Johnson & Johnson                                   900      88,200
-------------------------------------------------------------------
Warner-Lambert Co.                                2,200     152,625
-------------------------------------------------------------------
                                                            495,200
-------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 0.28%

Barr Laboratories, Inc.(b)                          300      11,962
-------------------------------------------------------------------
Forest Laboratories, Inc.(b)                      1,500      69,375
-------------------------------------------------------------------
                                                             81,337
-------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 1.53%

Lilly (Eli) & Co.                                 1,300      93,113
-------------------------------------------------------------------
Merck & Co., Inc.                                 1,400     103,600
-------------------------------------------------------------------
Pfizer, Inc.                                      1,300     142,675
-------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                            700      39,769
-------------------------------------------------------------------
Schering-Plough Corp.                             1,300      68,900
-------------------------------------------------------------------
                                                            448,057
-------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.20%

Sunrise Assisted Living, Inc.(b)                  1,700      59,288
-------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.09%

Baxter International, Inc.                        1,100      66,688
-------------------------------------------------------------------
Becton, Dickinson & Co.                           1,500      45,000
-------------------------------------------------------------------
Guidant Corp.                                     2,500     128,594
-------------------------------------------------------------------
Medtronic, Inc.                                   1,900     147,963
-------------------------------------------------------------------
VISX, Inc.(b)                                     2,800     221,725
-------------------------------------------------------------------
                                                            609,970
-------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.34%

MAXIMUS, Inc.(b)                                  2,000      57,500
-------------------------------------------------------------------
Omnicare, Inc.                                    1,600      20,200
-------------------------------------------------------------------
Quintiles Transnational Corp.(b)                    500      21,000
-------------------------------------------------------------------
                                                             98,700
-------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.49%

Ethan Allen Interiors, Inc.                       2,900     109,475
-------------------------------------------------------------------
Maytag Corp.                                        500      34,844
-------------------------------------------------------------------
                                                            144,319
-------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.15%

Procter & Gamble, Co. (The)                         500      44,625
-------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.45%

Equitable Companies, Inc.                         1,300      87,100
-------------------------------------------------------------------
Nationwide Financial Services, Inc. - Class A     1,000      45,250
-------------------------------------------------------------------
                                                            132,350
-------------------------------------------------------------------


                                                          MARKET
                                                SHARES     VALUE
INSURANCE (MULTI-LINE) - 0.76%

American International Group, Inc.                1,300 $   152,181
-------------------------------------------------------------------
CIGNA Corp.                                         800      71,200
-------------------------------------------------------------------
                                                            223,381
-------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.34%

Everest Reinsurance Holdings, Inc.                1,000      32,625
-------------------------------------------------------------------
Travelers Property Casualty Corp. - Class A       1,700      66,513
-------------------------------------------------------------------
                                                             99,138
-------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.22%

Goldman Sachs Group, Inc. (The)                     450      32,513
-------------------------------------------------------------------
Hambrecht & Quist Group(b)                        1,600      59,400
-------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         1,500     119,906
-------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.       1,400     143,500
-------------------------------------------------------------------
                                                            355,319
-------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.04%

Federated Investors, Inc. - Class B                 700      12,556
-------------------------------------------------------------------

LODGING - HOTELS - 0.15%

Carnival Corp.                                      900      43,650
-------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.45%

Tyco International Ltd.                           1,400     132,650
-------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.24%

Superior TeleCom, Inc.                            2,850      71,250
-------------------------------------------------------------------

NATURAL GAS - 0.66%

Enron Corp.                                       1,100      89,925
-------------------------------------------------------------------
Williams Companies, Inc. (The)                    2,400     102,150
-------------------------------------------------------------------
                                                            192,075
-------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.21%

Conoco, Inc. - Class A                            2,200      61,325
-------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 0.13%

Exxon Corp.                                         500      38,563
-------------------------------------------------------------------

PERSONAL CARE - 0.36%

Avon Products, Inc.                                 800      44,400
-------------------------------------------------------------------
Gillette Co.                                      1,500      61,500
-------------------------------------------------------------------
                                                            105,900
-------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.56%

AES Corp.(b)                                      2,100     122,063
-------------------------------------------------------------------
MidAmerican Energy Holdings Co.(b)                1,200      41,550
-------------------------------------------------------------------
                                                            163,613
-------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 0.19%

Boston Properties, Inc.                             900      32,288
-------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.           800      24,450
-------------------------------------------------------------------
                                                             56,738
---------------------------------------------- --------------------


                             AIM V.I. BALANCED FUND

                                                        MARKET
                                              SHARES     VALUE
RETAIL (BUILDING SUPPLIES) - 0.40%

Home Depot, Inc. (The)                          1,800 $   115,988
-----------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.39%

Albertson's, Inc.                                 693      35,733
-----------------------------------------------------------------
Safeway, Inc.(b)                                1,600      79,200
-----------------------------------------------------------------
                                                          114,933
-----------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.47%

Dayton Hudson Corp.                             2,100     136,500
-----------------------------------------------------------------

RETAIL (SPECIALTY) - 0.34%

Linens 'N Things, Inc.(b)                       2,300     100,625
-----------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.79%

Omnicom Group, Inc.                               500      40,000
-----------------------------------------------------------------
Outdoor Systems, Inc.(b)                        2,900     105,850
-----------------------------------------------------------------
Young & Rubicam, Inc.                           1,900      86,331
-----------------------------------------------------------------
                                                          232,181
-----------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.32%

Apollo Group, Inc. - Class A(b)                 3,500      92,969
-----------------------------------------------------------------
Avis Rent A Car, Inc.(b)                        2,800      81,550
-----------------------------------------------------------------
Hertz Corp. - Class A                           2,300     142,600
-----------------------------------------------------------------
Metzler Group, Inc.(b)                          2,500      69,063
-----------------------------------------------------------------
                                                          386,182
-----------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.57%

Ceridian Corp.(b)                               1,100      35,956
-----------------------------------------------------------------
DST Systems, Inc.(b)                            1,100      69,162
-----------------------------------------------------------------
Paychex, Inc.                                   1,950      62,156
-----------------------------------------------------------------
                                                          167,274
-----------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.53%

AT&T Corp.                                      1,650      92,091
-----------------------------------------------------------------
IXC Communications, Inc.(b)                     1,800      70,762
-----------------------------------------------------------------
MCI WorldCom, Inc.(b)                           2,000     172,500
-----------------------------------------------------------------
WinStar Communications, Inc.(b)                 2,300     112,125
-----------------------------------------------------------------
                                                          447,478
-----------------------------------------------------------------

TELEPHONE - 1.80%

Bell Atlantic Corp.                             1,400      91,525
-----------------------------------------------------------------
McLeodUSA, Inc. - Class A(b)                    1,100      60,500
-----------------------------------------------------------------
Nextlink Communications, Inc. - Class A(b)      1,100      81,813
-----------------------------------------------------------------
Qwest Communications International, Inc.(b)     5,800     191,763
-----------------------------------------------------------------
SBC Communications, Inc.                        1,300      75,400
-----------------------------------------------------------------
Time Warner Telecom, Inc.(b)                      900      26,100
-----------------------------------------------------------------
                                                          527,101
-----------------------------------------------------------------

TOBACCO - 0.15%

Philip Morris Companies, Inc.                   1,100      44,206
-----------------------------------------------------------------

TRUCKERS - 0.11%

C.H. Robinson Worldwide, Inc.                     900      33,075
-----------------------------------------------------------------

                                                         MARKET
                                              SHARES      VALUE
WASTE MANAGEMENT - 0.28%

Allied Waste Industries, Inc.(b)                2,700  $    53,325
------------------------------------------------------------------
Republic Services, Inc.(b)                      1,200       29,700
------------------------------------------------------------------
                                                            83,025
------------------------------------------------------------------

WATER UTILITIES - 0.23%

Azurix Corp.(b)                                 3,300       66,000
------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $9,292,386)                                    10,700,956
------------------------------------------------------------------

DOMESTIC PREFERRED STOCKS - 0.75%

CHEMICALS (DIVERSIFIED) - 0.14%

Monsanto Co., $2.60 Conv. Pfd.                  1,000       40,125
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.16%

PSINet, Inc., $3.375 Conv. Pfd.                 1,000       48,250
------------------------------------------------------------------

PERSONAL CARE - 0.12%

Estee Lauder Co., $3.805 Conv. Pfd.               400       34,500
------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.08%

United Rentals Trust I, $3.25 Conv. Pfd.(a)
 (Acquired 12/10/98; Cost $19,375)                500       23,125
------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.22

Global Telesystems Group, Inc., $3.625 Conv.
 (Acquired 05/05/99; Cost $54,136)              1,000       66,000
------------------------------------------------------------------

TELEPHONE - 0.03%

Nextlink Communications, Inc., $3.25 Conv. Pfd.   100        9,113
------------------------------------------------------------------
  Total Domestic Preferred Stocks
   (Cost $199,132)                                         221,113
------------------------------------------------------------------

                                             PRINCIPAL
                                              AMOUNT
NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE
 BONDS NOTES - 3.62%(c)

AUSTRALIA - 0.21%

New South Wales Treasury Corp. (Sovereign
 Debt), Gtd. Notes, 7.00%, 04/01/04            90,000       61,582
------------------------------------------------------------------

CANADA - 0.12%

Clearnet Communications, Inc. (Telephone),
 Unsec. Sr. Disc. Notes, 5.303%, 02/15/09(d)   50,000       18,663
------------------------------------------------------------------
GMAC Canada Ltd. (Financial Diversified), Sr.
 Unsec. Gtd. Unsub. Notes, 6.50%, 03/23/04     10,000       15,794
------------------------------------------------------------------
                                                            34,457
------------------------------------------------------------------

DENMARK - 0.36%

Kingdom of Denmark (Sovereign Debt), Bonds,
 7.00%, 12/15/04                              670,000      104,486
------------------------------------------------------------------

GERMANY - 0.39%

Bundesrepublik Deutschland (Sovereign Debt),
 Bonds, 7.25%, 10/21/02                        50,000       57,218
------------------------------------------------------------------
Treuhandanstalt (Sovereign Debt), Gtd. Notes,
 6.00%, 11/12/03                               50,000       55,736
------------------------------------------------------------------
                                                           112,954
------------------------------------------------------------------

                             AIM V.I. BALANCED FUND
18

                                                           PRINCIPAL   MARKET
                                                            AMOUNT      VALUE
NETHERLANDS - 0.39%

Dresdner Finance B.V. (Banks - Major Regional), Series 11
 Gtd. Notes, 3.072%, 07/30/03                         EUR     60,000 $    61,695
--------------------------------------------------------------------------------
Hypovereins Finance N.V. (Banks - Major Regional), Gtd.
 Series E Medium Term Notes, 6.00%, 03/12/07          DEM     25,000      13,859
--------------------------------------------------------------------------------
Mannesmann Finance B.V. (Machinery - Diversified), Gtd.
 Unsec. Unsub. Notes, 4.75%, 05/27/09                 EUR     10,000       9,850
--------------------------------------------------------------------------------
Prudential Financial B.V. (Investment Banking/Brokerage),
 Sr. Unsec. Gtd. Bonds, 9.375%, 06/04/07              GBP     15,000      27,953
--------------------------------------------------------------------------------
                                                                         113,357
--------------------------------------------------------------------------------

NEW ZEALAND - 0.41%

International Bank for Reconstruction & Development
 (Banks - Money Center), Unsec. Notes, 5.50%, 04/15/04NZD    200,000     100,248
--------------------------------------------------------------------------------
New Zealand Government (Sovereign Debt), Bonds, 10.00%,
 03/15/02                                             NZD     20,000      11,716
--------------------------------------------------------------------------------
 Bonds, 8.00%, 04/15/04                               NZD     15,000       8,515
--------------------------------------------------------------------------------
                                                                         120,479
--------------------------------------------------------------------------------

SWEDEN - 0.63%

AB Spintab (Banks - Regional), Series 161, Unsec. Deb.,
 7.50%, 06/15/04                                      SEK    600,000      77,548
--------------------------------------------------------------------------------
Stadshypotek A.B. (Banks - Regional), Series 1562, Notes,
 3.50%, 09/15/04                                      SEK  1,000,000     108,214
--------------------------------------------------------------------------------
                                                                         185,762
--------------------------------------------------------------------------------

UNITED KINGDOM - 0.87%

European Investment Bank (Banks - Money Center), Unsec.
 Unsub. Notes, 7.625%, 12/07/07                       GBP     30,000      52,512
--------------------------------------------------------------------------------
Lloyds Bank PLC (Banks - Major Regional), Sub. Notes,
 5.25%, 07/14/08                                      DEM     50,000      26,317
--------------------------------------------------------------------------------
Merrill Lynch & Co. (Investment Banking/Brokerage), Sr.
 Unsec. Unsub. Notes, 7.375%, 12/17/07                GBP     55,000      90,810
--------------------------------------------------------------------------------
National Power PLC (Electric Companies), Sr. Unsec.
 Unsub. Notes, 8.00%, 02/21/07                        AUD    100,000      67,754
--------------------------------------------------------------------------------
Union Bank Switzerland London, (Banks - Major Regional),
 Unsec. Sub. Notes, 7.375%, 11/26/04                  GBP     10,000      16,456
--------------------------------------------------------------------------------
                                                                         253,849
--------------------------------------------------------------------------------

UNITED STATES - 0.24%

General Electric Capital Corp. (Financial - Diversified),
 Sr. Unsec. Unsub. Notes, 6.00%, 02/05/03             GBP     20,000      31,524
--------------------------------------------------------------------------------
Global Notes (Sovereign Debt), Unsec. Sr. Notes, 6.875%,
 06/07/02                                             GBP     25,000      40,394
--------------------------------------------------------------------------------
                                                                          71,918
--------------------------------------------------------------------------------

  Total Non-U.S. Dollar Denominated Non-Convertible Bonds
   & Notes (Cost $1,112,965)                                           1,058,844
--------------------------------------------------------------------------------

                                                           PRINCIPAL   MARKET
                                                            AMOUNT      VALUE
NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES -
  0.29%

FRANCE - 0.11%

France Telecom (Telephone), Conv. Bonds,
 2.00%, 01/01/04                                      FRF   183,680  $    31,959
--------------------------------------------------------------------------------

NETHERLANDS - 0.18%

Koninklijke Ahold N.V. (Retail-Food Chains), Sub. Notes,
 3.00%, 09/30/03                                      NLG    91,000       52,665
--------------------------------------------------------------------------------
  Total Non - U.S. Dollar Denominated Convertible Bonds &
   Notes (Cost $89,464)                                                   84,624
--------------------------------------------------------------------------------
                                                            SHARES
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 3.16%

BERMUDA - 0.48%

Global Crossing Ltd. (Telecommunications - Long
 Distance)(b)                                                 3,329      141,899
--------------------------------------------------------------------------------

CANADA - 0.24%

AT&T Canada, Inc. (Telephone)(b)                                900       57,656
--------------------------------------------------------------------------------
Cadillac Fairview Corp. (Land Development)(b)                   600       11,325
--------------------------------------------------------------------------------
                                                                          68,981
--------------------------------------------------------------------------------

CAYMAN ISLANDS - 0.03%

Scottish Annuity & Life Holdings, Ltd. (Insurance -
  Life/Health)                                                  800        8,600
--------------------------------------------------------------------------------

FINLAND - 0.69%

Fortum Corp. (Electric Companies)                             2,100       10,150
--------------------------------------------------------------------------------
Nokia Oyj A.B. - Class A - ADR (Communications Equipment)     2,100      192,281
--------------------------------------------------------------------------------
                                                                         202,431
--------------------------------------------------------------------------------

FRANCE - 0.50%

AXA (Insurance - Multi-Line)                                    340       41,453
--------------------------------------------------------------------------------
AXA-ADR (Insurance - Multi-Line)                              1,200       74,775
--------------------------------------------------------------------------------
France Telecom S.A. - ADR (Communications Equipment)            400       30,800
--------------------------------------------------------------------------------
                                                                         147,028
--------------------------------------------------------------------------------
GERMANY - 0.18%

DaimlerChrysler A.G. (Automobiles)                              587       52,170
--------------------------------------------------------------------------------

NETHERLANDS - 0.69%

Equant N.V. (Computers - Networking)(b)                         400       36,854
--------------------------------------------------------------------------------
Equant N.V. - ADR (Computers - Networking)(b)                   700       65,887
--------------------------------------------------------------------------------
Libertel N.V. (Telecommunications - Cellular/Wireless)(b)     5,000       97,907
--------------------------------------------------------------------------------
                                                                         200,648
--------------------------------------------------------------------------------

SOUTH KOREA - 0.19%

Korea Telecom Corp. - ADR (Telephone)(b)                      1,384       55,360
--------------------------------------------------------------------------------

UNITED KINGDOM - 0.16%

SmithKline Beecham PLC - ADR (Health Care - Drugs - Major
 Pharmaceuticals)                                               700       46,244
--------------------------------------------------------------------------------
  Total Foreign Stocks (Cost $774,796)                                   923,361
--------------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                                           PRINCIPAL   MARKET
                                                            AMOUNT      VALUE
U.S. GOVERNMENT AGENCY SECURITIES - 3.63%

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 2.14%

Medium Term Notes, 6.18%, 03/15/01                         $ 300,000 $   301,956
--------------------------------------------------------------------------------
Pass through certificates, 6.50%, 11/01/28                   334,587     322,980
--------------------------------------------------------------------------------
                                                                         624,936
--------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - 0.67%

Pass through certificates, 6.50%, 03/15/29                   203,735     196,095
--------------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY - 0.82%

Debentures, 8.35%, 01/31/01                                  230,000     238,800
--------------------------------------------------------------------------------
  Total U.S. Government Agency Securities
   (Cost $1,086,449)                                                   1,059,831
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 2.78%

U.S. TREASURY BONDS - 0.62%

5.50%, 08/15/28                                              200,000     182,818
--------------------------------------------------------------------------------

U.S. TREASURY NOTES - 2.16%

15.75%, 11/15/01                                              25,000      30,565
--------------------------------------------------------------------------------
5.75%, 04/30/03(e)                                           600,000     600,797
--------------------------------------------------------------------------------
                                                                         631,362
--------------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $843,726)                         814,180
--------------------------------------------------------------------------------
  Total Investments, Excluding Repurchase Agreement (Cost
   $22,847,727)                                                       24,081,910
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 16.39%(f)

Dean Witter Reynolds, Inc., 4.85%, 07/01/99(g)
 (Cost $4,794,569)                                         4,794,569   4,794,569
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.70%                                            28,876,479
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.30%                                    381,361
--------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                 $29,257,840
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/99 was $1,636,542 which represented 5.59% of the Fund's net assets.
(b) Non-income producing security.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 8.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government obligations.

Investment Abbreviations:

ADR    - American Depositary Receipt
AUD    - Australian Dollar
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
DEM    - German Deutsche Mark
Disc.  - Discounted
DKK    - Danish Krone
EUR    - Euro
FRF    - French Franc
GBP    - British Pound Sterling
Gtd.   - Guaranteed
NLG    - Dutch Guilder
NZD    - New Zealand Dollar
Pfd.   - Preferred
Sec.   - Secured
SEK    - Swedish Krona
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

                            AIM V.I. BALANCED FUND
20

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, excluding repurchase agreement, at market value (cost
 $22,847,727)                                                       $24,081,910
-------------------------------------------------------------------------------
Repurchase agreement (cost $4,794,569)                                4,794,569
-------------------------------------------------------------------------------
Receivables for:
 Investments sold                                                       175,493
-------------------------------------------------------------------------------
 Capital stock sold                                                     311,703
-------------------------------------------------------------------------------
 Dividends and interest                                                 209,982
-------------------------------------------------------------------------------
 Forward currency contracts - closed                                      7,180
-------------------------------------------------------------------------------
 Forward currency contracts - open                                        5,851
-------------------------------------------------------------------------------
 Variation margin                                                        68,750
-------------------------------------------------------------------------------
Investment for deferred compensation plan                                 4,119
-------------------------------------------------------------------------------
Other assets                                                             29,534
-------------------------------------------------------------------------------
  Total assets                                                       29,689,091
-------------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                                  374,205
-------------------------------------------------------------------------------
 Forward currency contracts - closed                                        907
-------------------------------------------------------------------------------
Deferred compensation plan                                                4,119
-------------------------------------------------------------------------------
Accrued advisory fees                                                    29,120
-------------------------------------------------------------------------------
Accrued directors' fees                                                   2,100
-------------------------------------------------------------------------------
Accrued operating expenses                                               20,800
-------------------------------------------------------------------------------
  Total liabilities                                                     431,251
-------------------------------------------------------------------------------
Net assets applicable to shares outstanding                         $29,257,840
===============================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                         250,000,000
-------------------------------------------------------------------------------
 Outstanding                                                          2,485,880
===============================================================================
Net asset value, offering and redemption price per share            $     11.77
===============================================================================



STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                                         $  347,458
----------------------------------------------------------------------------
Dividends (net of foreign withholding tax $799)                      31,778
----------------------------------------------------------------------------
   Total investment income                                          379,236
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        71,737
----------------------------------------------------------------------------
Administrative services fees                                         24,726
----------------------------------------------------------------------------
Custodian fees                                                       17,985
----------------------------------------------------------------------------
Directors' fees and expenses                                          4,227
----------------------------------------------------------------------------
Professional fees                                                    15,986
----------------------------------------------------------------------------
Other                                                                 7,869
----------------------------------------------------------------------------
   Total expenses                                                   142,530
----------------------------------------------------------------------------
Less: Expenses paid indirectly                                          (44)
----------------------------------------------------------------------------
  Fees waived by advisor                                            (29,276)
----------------------------------------------------------------------------
   Net expenses                                                     113,210
----------------------------------------------------------------------------
Net investment income                                               266,026
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                           (119,060)
----------------------------------------------------------------------------
   Foreign currencies                                                (2,190)
----------------------------------------------------------------------------
   Forward contracts                                                  2,411
----------------------------------------------------------------------------
   Futures contracts                                                290,025
----------------------------------------------------------------------------
   Option contracts                                                  (1,319)
----------------------------------------------------------------------------
                                                                    169,867
----------------------------------------------------------------------------
Change in net unrealized appreciation of:
   Investment securities                                            652,827
----------------------------------------------------------------------------
   Foreign currencies                                                 5,788
----------------------------------------------------------------------------
   Futures contracts                                                 20,338
----------------------------------------------------------------------------
                                                                    678,953
----------------------------------------------------------------------------
 Net gain from investment securities and futures contracts          848,820
----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $1,114,846
============================================================================

See Notes to Financial Statements.

                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998
(Unaudited)

                                                         JUNE 30,   DECEMBER 31,
                                                           1999         1998
                                                        ----------- ------------
OPERATIONS:

 Net investment income                                  $   266,026 $   105,191
--------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign
  currencies, futures and option contracts                  169,867     135,495
--------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies and futures contracts      678,953     700,688
--------------------------------------------------------------------------------
   Net increase in net assets resulting from operations   1,114,846     941,374
--------------------------------------------------------------------------------
 Dividends from net investment income                            --    (115,294)
--------------------------------------------------------------------------------
 Distributions from net realized gains                           --     (20,295)
--------------------------------------------------------------------------------
 Net increase from capital stock transactions            17,799,658   9,537,551
--------------------------------------------------------------------------------
   Net increase in net assets                            18,914,504  10,343,336
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                     10,343,336          --
--------------------------------------------------------------------------------
 End of period                                          $29,257,840 $10,343,336
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $27,336,079 $ 9,536,421
--------------------------------------------------------------------------------
 Undistributed net investment income                        263,236      (2,790)
--------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and options
  contracts                                                 278,884     109,017
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and futures contracts                1,379,641     700,688
--------------------------------------------------------------------------------
                                                        $29,257,840 $10,343,336
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Balanced Fund (the "Fund"). The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock
   Exchange. Occasionally, events affecting the values of such securities and such
                            AIM V.I. BALANCED FUND
22
   exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Bond Premiums - It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
H. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
I. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

                            AIM V.I. BALANCED FUND

 Outstanding forward currency contracts at June 30, 1999 were as follows:

                  CONTRACT TO
  SETTLEMENT   -----------------          UNREALIZED
     DATE       DELIVER  RECEIVE  VALUE  APPRECIATION
  -----------  --------- ------- ------- ------------
  7/22/99 SEK  1,500,000 180,690 176,956    3,734
  8/26/99 NZD     50,000  27,380  26,502      878
  10/6/99 GBP    175,000 277,333 276,094    1,239
                         ------- -------    -----
                         485,403 479,552    5,851
                         ======= =======    =====

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. During the six months ended June 30, 1999, AIM waived fees of $29,276.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $21,885 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,866 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $44 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $44 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1999 was $18,705,015 and $2,693,975, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $1,970,046
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (735,863)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $1,234,183
=========================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998 were as follows:

                               JUNE 30, 1999       DECEMBER 31, 1998
                           ----------------------  -------------------
                            SHARES      AMOUNT     SHARES     AMOUNT
                           ---------  -----------  -------  ----------
Sold                       1,615,711  $18,469,709  954,695  $9,785,741
-----------------------------------------------------------------------
Issued as reinvestment of
 distributions                    --           --   12,578     135,589
-----------------------------------------------------------------------
Reacquired                   (58,458)    (670,051) (38,646)   (383,779)
-----------------------------------------------------------------------
                           1,557,253  $17,799,658  928,627  $9,537,551
=======================================================================

NOTE 8 - OPEN FUTURES CONTRACTS
On June 30, 1999, $3,363,750 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

               NUMBER OF                   UNREALIZED
  CONTRACTS    CONTRACTS MONTH/COMMITMENT APPRECIATION
  ---------    --------- ---------------- ------------
S&P 500 Index      11    September 99/Buy   140,113
======================================================

NOTE 9 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the period ended June 30, 1999 are summarized as follows:

                          CALL OPTION
                           CONTRACTS
                     ----------------------
                     NUMBER OF     PREMIUMS
                     CONTRACTS     RECEIVED
                     ---------     --------
Beginning of period      --         $   --
-------------------------------------------
Written                   6          1,782
-------------------------------------------
Closed                   (6)        (1,782)
-------------------------------------------
End of period            --         $   --
===========================================

                            AIM V.I. BALANCED FUND
24

NOTE 10 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period ended June 30, 1999 and the period May 1, 1998 (date operation commenced) through December 31, 1998.

                                               JUNE 30,     DECEMBER 31,
                                               1999(a)          1998
                                               --------     ------------
Net asset value, beginning of period           $ 11.14        $ 10.00
-------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           0.16           0.12
-------------------------------------------------------------------------
  Net gains on securities (both realized and
   unrealized)                                    0.47           1.18
-------------------------------------------------------------------------
   Total from investment operations               0.63           1.30
-------------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income              --          (0.14)
-------------------------------------------------------------------------
  Distributions from net realized gains             --          (0.02)
-------------------------------------------------------------------------
   Total Distributions                              --          (0.16)
-------------------------------------------------------------------------
Net asset value, end of period                 $ 11.77        $ 11.14
=========================================================================
Total return(b)                                   5.66%         13.02%
=========================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)       $29,258        $10,343
=========================================================================
Ratio of expenses to average net assets(c)        1.18%(d)       1.18%(e)
=========================================================================
Ratio of net investment income to average net
 assets(f)                                        2.78%(d)       3.71%(e)
=========================================================================
Portfolio turnover rate                             16%             9%
=========================================================================

(a) Calculated using average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.49% (annualized) and 2.83% (annualized) for 1999-1998.
(d) Ratios are annualized and based on average net assets of $19,288,525.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 2.47% (annualized) and 2.07% (annualized) for 1999-1998.

                             AIM V.I. BALANCED FUND

The Managers' Overview

FUND'S SIX-MONTH RETURNS IMPRESSIVE

Q. MARKET PERFORMANCE IMPROVED          PORTFOLIO HOLDINGS
SIGNIFICANTLY IN THE FIRST HALF
OF 1999. HOW DID AIM V.I. CAPITAL       As of 6/30/99, based on total net assets
APPRECIATION FUND PERFORM?
A. For the six-month reporting period   TOP 10 EQUITY HOLDINGS                  TOP 10 INDUSTRIES
ended June 30, 1999, cumulative total
return for AIM V.I. Capital              1. Lucent Technologies, Inc.   1.69%    1. Computers (Software/Services)   9.72%
Appreciation Fund was a solid 9.53%.     2. Schwab (Charles) Corp.      1.65     2. Communications Equipment        7.91
The fund outperformed the S&P MidCap     3. Corning Inc.                1.46     3. Electronics (Semiconductors)    7.39
400 Index, which returned 6.87%.         4. BMC Software, Inc.          1.41     4. Services (Data Processing)      4.25
                                         5. Solectron Corp.             1.31     5. Electrical Equipment            3.82
Q. WHAT WERE THE MAJOR TRENDS IN THE     6. Omnicom Group, Inc.         1.30     6. Broadcasting (TV, Radio, Cable) 3.37
FINANCIAL MARKETS DURING THE REPORTING   7. EMC Corp.                   1.25     7. Oil & Gas (Drilling/Equipment)  3.15
PERIOD?                                  8. Concord EFS, Inc.           1.24     8. Banks (Regional)                2.78
A. The technology sector in particular   9. Staples, Inc.               1.21     9. Retail (Specialty)              2.62
was badly bruised after turning in a    10. PMC-Sierra, Inc.            1.15    10. Computers (Peripherals)         2.58
sterling performance during 1998.
Investors began to worry about a        The fund's portfolio composition is subject to change, and there is no assurance bubble developing, especially in high-  that the fund will continue to hold any particular security.
flying Internet stocks--the ".com"
universe. A sell-off in the technology  year. We also own Brinker International,        in Internet stocks during 1998. Many of
area affected our significant holdings  owner of the Chili's chain, because its         these companies simply have no earnings
in technology industries. But the       strong earnings growth met our investment       to report. Our technology holdings tend
markets rebounded when first-quarter    criteria.                                       to be the companies that make the
earnings reports came in quite strong.     A newcomer to our top-10 list is             Internet possible. An example is
For instance, portfolio holding EMC     Omnicom Group, which operates advertising       PMC-Sierra Inc., which develops
Corp., a maker of information storage   agencies worldwide; for the first               semiconductor components for the
and retrieval systems, reported a 51%   quarter of 1999, both revenue and               broadband and high-bandwidth
rise in earnings for the first quarter, earnings rose 28% over the first quarter        communications network industries.
its eighth consecutive quarter of       of 1998.                                           Some holdings that are Internet- and
revenue and earnings growth in excess                                                   technology-related aren't officially
of 30%.                                 Q. THE TECHNOLOGY SECTOR, PARTICULARLY          part of the technology sector. A good
                                        INTERNET STOCKS, EXPERIENCED SOME               example is Charles Schwab, the
Q. WHAT OTHER FACTORS CONTRIBUTED TO    VOLATILITY IN EARLY 1999. WHAT TYPES            discount broker that now has a huge
THE FUND'S GAINS?                       OF TECHNOLOGY COMPANIES DOES THE FUND           presence in online trading. The rising
A. Certain restaurant stocks have       OWN?                                            value of Schwab stock made an important
become attractive recently. There was   A. The tech sector represents more than         contribution to the fund's solid
serious overbuilding in the restaurant  20% of net assets. Because of our               performance during the period covered
industry a few years back, but that     earnings-driven investment discipline,          by this report.
seems to have stopped. Outback          we did not participate in the huge run-up
Steakhouse saw earnings grow 50% last

26                           AIM V.I. CAPITAL APPRECIATION FUND

Q. WHAT IS YOUR OUTLOOK FOR THE                                             [GRAPH APPEARS HERE]
REMAINDER OF 1999?
A. Toward the close of the reporting    RESULTS OF A $10,000 INVESTMENT
period, markets started to pay more     -------------------------------
attention to mid-cap stocks. For the    5/5/93 - 6/30/99
three months ended June 30, 1999, the
S&P MidCap 400 Index rose 14.15%, while
the large-cap S&P 500 rose only 7.05%.
It's too early to tell if this will be  AVERAGE ANNUAL TOTAL RETURN a long-term change in market sentiment. As of 6/30/99
Of course, we hope it is. Mid-sized     Inception (5/5/93)    18.88%
companies have been reporting much      5 Years               21.16
better earnings than their large-cap    1 Year                15.81
counterparts, while the valuations of
mid-cap stocks remain relatively low.                                                      LIPPER
We have repeatedly stated our belief                            AIM V.I.       S & P       CAPITAL
that the time is ripe for a rally in                            CAPITAL        MIDCAP    APPRECIATION
mid-cap stocks.                                               APPRECIATION      400          FUND
   We will continue to seek out the         (In thousands)       FUND          INDEX         INDEX
best-performing companies in the                             --------------------------------------
mid-cap sector; the fund should be well         5/5/93          10,000         10,000        10,000
positioned for an ongoing rally in              12/93           11,949         10,794        11,534
mid-cap stocks.                                 12/94           12,248         10,936        11,250
                                                12/95           16,618         15,042        14,805
            -----------                         12/96           19,540         18,495        17,019
                                                12/97           22,179         24,663        20,417
      We have repeatedly stated                 12/98           26,460         31,711        24,497
                                                6/99            28,980         28,707        28,165
   our belief that the time is ripe
                                        MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF
   for a rally in mid-cap stocks.       AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
                                        PERFORMANCE SHOWN.
            -----------
                                        The performance figures shown represent AIM V.I. Capital Appreciation Fund and are not intended to reflect actual annuity values, and do not reflect charges at the separate account level, which, if applied, would lower the performance results. AIM V.I. Capital Appreciation Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
                                           The Lipper Capital Appreciation Funds Index represents an average of the performance of the 30 largest capital appreciation funds. It is compiled by
                                        Lipper, Inc., an independent mutual-fund performance monitor. The Standard
                                        & Poor's MidCap 400 Index is an unmanaged index comprising common stocks of approximately 400 midcapitalization companies. Data for the S&P 400 and the
                                        Lipper Index are for the period 4/30/93-6/30/99.
                                           An investment cannot be made in any index listed. Unless otherwise noted, index results include reinvested dividends.


                     AIM V.I. CAPITAL APPRECIATION FUND                       27

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                             MARKET
                                                 SHARES       VALUE
DOMESTIC COMMON STOCKS - 91.53%

AIRLINES - 0.26%

Southwest Airlines Co.                             65,500 $  2,038,688
----------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.74%

Danaher Corp.                                      63,900    3,714,187
----------------------------------------------------------------------
SPX Corp.(a)                                       25,000    2,087,500
----------------------------------------------------------------------
                                                             5,801,687
----------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.50%

Northern Trust Corp.                               40,000    3,880,000
----------------------------------------------------------------------

BANKS (REGIONAL) - 2.78%

AmSouth Bancorporation                             57,450    1,332,122
----------------------------------------------------------------------
Bank United Corp. - Class A                        50,000    2,009,375
----------------------------------------------------------------------
Compass Bancshares, Inc.                           65,000    1,771,250
----------------------------------------------------------------------
First Tennessee National Corp.                     70,000    2,681,875
----------------------------------------------------------------------
Firstar Corp.                                     128,000    3,584,000
----------------------------------------------------------------------
Golden State Bancorp, Inc.(a)                      78,000    1,716,000
----------------------------------------------------------------------
Mercantile Bankshares Corp.                        26,000      919,750
----------------------------------------------------------------------
North Fork Bancorporation, Inc.                   127,700    2,721,606
----------------------------------------------------------------------
Old Kent Financial Corp.                           42,315    1,771,941
----------------------------------------------------------------------
TCF Financial Corp.                                40,000    1,115,000
----------------------------------------------------------------------
Zions Bancorporation                               33,200    2,108,200
----------------------------------------------------------------------
                                                            21,731,119
----------------------------------------------------------------------

BIOTECHNOLOGY - 0.88%

Biogen, Inc.(a)                                   102,200    6,572,738
----------------------------------------------------------------------
Celera Genomics(a)                                 17,150      277,616
----------------------------------------------------------------------
                                                             6,850,354
----------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.37%

Adelphia Communications Corp.(a)                   50,000    3,181,250
----------------------------------------------------------------------
AT&T Corp. - Liberty Media Group - Class A(a)     154,000    5,659,500
----------------------------------------------------------------------
Chancellor Media Corp. - Class A(a)                73,072    4,028,094
----------------------------------------------------------------------
Cox Communications, Inc. - Class A(a)              24,000      883,500
----------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                     47,100    3,573,713
----------------------------------------------------------------------
TCA Cable TV, Inc.                                 30,400    1,687,200
----------------------------------------------------------------------
Univision Communications, Inc.(a)                  74,900    4,943,400
----------------------------------------------------------------------
USA Networks, Inc.(a)                              59,600    2,391,450
----------------------------------------------------------------------
                                                            26,348,107
----------------------------------------------------------------------

BUILDING MATERIALS - 0.23%

Masco Corp.                                        62,400    1,801,800
----------------------------------------------------------------------



                                                            MARKET
                                                  SHARES     VALUE

COMMUNICATIONS EQUIPMENT - 7.02%

ADC Telecommunications, Inc.(a)                    76,000 $  3,462,750
----------------------------------------------------------------------
Comverse Technology, Inc.(a)                       76,650    5,787,075
----------------------------------------------------------------------
Corning, Inc.                                     163,200   11,444,400
----------------------------------------------------------------------
General Instrument Corp.(a)                        95,000    4,037,500
----------------------------------------------------------------------
Lucent Technologies, Inc.                         196,185   13,230,226
----------------------------------------------------------------------
Motorola, Inc.                                     40,000    3,790,000
----------------------------------------------------------------------
QUALCOMM, Inc.(a)                                  25,700    3,687,950
----------------------------------------------------------------------
Scientific-Atlanta, Inc.                           99,300    3,574,800
----------------------------------------------------------------------
Uniphase Corp.(a)                                  35,300    5,859,800
----------------------------------------------------------------------
                                                            54,874,501
----------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.69%

Apple Computer, Inc.(a)                            50,500    2,338,781
----------------------------------------------------------------------
Comdisco, Inc.                                    118,600    3,039,125
----------------------------------------------------------------------
                                                             5,377,906
----------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.28%

VeriSign, Inc.(a)                                  25,300    2,182,125
----------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.58%

Adaptec, Inc.(a)                                  102,200    3,608,938
----------------------------------------------------------------------
EMC Corp.(a)                                      178,000    9,790,000
----------------------------------------------------------------------
Lexmark International Group, Inc.(a)              102,400    6,764,800
----------------------------------------------------------------------
                                                            20,163,738
----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 9.46%

America Online, Inc.                               38,000    4,199,000
----------------------------------------------------------------------
At Home Corp.(a)                                   50,000    2,696,872
----------------------------------------------------------------------
BMC Software, Inc.(a)                             204,600   11,048,400
----------------------------------------------------------------------
Citrix Systems, Inc.(a)                           153,400    8,667,100
----------------------------------------------------------------------
Compuware Corp.(a)                                254,600    8,099,462
----------------------------------------------------------------------
Electronic Arts, Inc.(a)                           51,000    2,766,750
----------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                   97,300    4,998,787
----------------------------------------------------------------------
Intuit, Inc.(a)                                    55,000    4,956,875
----------------------------------------------------------------------
Lycos, Inc.(a)                                     61,000    5,604,375
----------------------------------------------------------------------
Novell, Inc.(a)                                    96,800    2,565,200
----------------------------------------------------------------------
RealNetworks, Inc.(a)                              29,000    1,997,375
----------------------------------------------------------------------
Siebel Systems, Inc.(a)                            30,000    1,991,250
----------------------------------------------------------------------
Sterling Software, Inc.(a)                         63,600    1,697,325
----------------------------------------------------------------------
Synopsys, Inc.(a)                                  77,000    4,249,437
----------------------------------------------------------------------
Verio, Inc.(a)                                     35,000    2,432,500
----------------------------------------------------------------------
Veritas Software Corp.(a)                          63,200    6,000,050
----------------------------------------------------------------------
                                                            73,970,758
----------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND
28

                                                         MARKET
                                               SHARES     VALUE
CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.07%

Action Performance Companies, Inc.(a)           16,000 $    528,000
-------------------------------------------------------------------

CONSUMER FINANCE - 2.38%

Capital One Financial Corp.                    121,800    6,782,737
-------------------------------------------------------------------
Countrywide Credit Industries, Inc.             32,500    1,389,375
-------------------------------------------------------------------
Providian Financial Corp.                       86,300    8,069,050
-------------------------------------------------------------------
SLM Holding Corp.                               51,050    2,338,728
-------------------------------------------------------------------
                                                         18,579,890
-------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.20%

Patterson Dental Co.(a)                          7,300      253,675
-------------------------------------------------------------------
U.S. Foodservice(a)                             31,200    1,329,900
-------------------------------------------------------------------
                                                          1,583,575
-------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.82%

American Power Conversion Corp.(a)             254,600    5,123,825
-------------------------------------------------------------------
Conexant Systems, Inc.(a)                       57,000    3,309,562
-------------------------------------------------------------------
Sanmina Corp.(a)                                48,300    3,664,762
-------------------------------------------------------------------
Solectron Corp.(a)                             153,400   10,229,862
-------------------------------------------------------------------
Symbol Technologies, Inc.                      133,875    4,936,641
-------------------------------------------------------------------
Vishay Intertechnology, Inc.(a)                125,000    2,625,000
-------------------------------------------------------------------
                                                         29,889,652
-------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.86%

PE Corp-PE Biosystems Group                     40,000    4,590,000
-------------------------------------------------------------------
Waters Corp.(a)                                 40,000    2,125,000
-------------------------------------------------------------------
                                                          6,715,000
-------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 7.13%

Altera Corp.(a)                                134,400    4,947,600
-------------------------------------------------------------------
Analog Devices, Inc.(a)                        151,600    7,608,425
-------------------------------------------------------------------
Atmel Corp.(a)                                  48,400    1,267,475
-------------------------------------------------------------------
Cypress Semiconductor Corp.(a)                  96,200    1,587,300
-------------------------------------------------------------------
Linear Technology Corp.                        102,000    6,859,500
-------------------------------------------------------------------
LSI Logic Corp.(a)                             100,700    4,644,787
-------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)              76,600    5,093,900
-------------------------------------------------------------------
Microchip Technology, Inc.(a)                   69,100    3,273,612
-------------------------------------------------------------------
National Semiconductor Corp.(a)                105,000    2,657,812
-------------------------------------------------------------------
PMC-Sierra, Inc.(a)                            153,000    9,017,437
-------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                  43,100    2,906,556
-------------------------------------------------------------------
Xilinx, Inc.(a)                                102,200    5,850,950
-------------------------------------------------------------------
                                                         55,715,354
-------------------------------------------------------------------

ENTERTAINMENT - 0.49%

SFX Entertainment, Inc. - Class A(a)            60,000    3,840,000
-------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 1.67%

Applied Materials, Inc.(a)                      43,900    3,243,112
-------------------------------------------------------------------
KLA-Tencor Corp.(a)                             59,200    3,840,600
-------------------------------------------------------------------



                                                            MARKET
                                                  SHARES     VALUE
EQUIPMENT (SEMICONDUCTOR) - CONTINUED

Novellus Systems, Inc.(a)                         22,000 $  1,501,500
---------------------------------------------------------------------
Teradyne, Inc.(a)                                 62,600    4,491,550
---------------------------------------------------------------------
                                                           13,076,762
---------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.66%

FINOVA Group, Inc.                                54,600    2,873,325
---------------------------------------------------------------------
MGIC Investment Corp.                             46,633    2,267,530
---------------------------------------------------------------------
                                                            5,140,855
---------------------------------------------------------------------

FOODS - 0.24%

Keebler Foods Co.(a)                              61,600    1,871,100
---------------------------------------------------------------------

FOOTWEAR - 0.51%

Nike, Inc. - Class B                              63,200    4,001,350
---------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.34%

Mandalay Resort Group(a)                          91,600    1,935,050
---------------------------------------------------------------------
MGM Grand, Inc.(a)                                15,200      744,800
---------------------------------------------------------------------
                                                            2,679,850
---------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.68%

Alpharma, Inc. - Class A                          44,750    1,591,422
---------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      22,400    1,036,000
---------------------------------------------------------------------
Jones Pharma Inc.                                120,500    4,744,687
---------------------------------------------------------------------
Medicis Pharmaceutical Corp. - Class A(a)         64,050    1,625,269
---------------------------------------------------------------------
MedImmune, Inc.(a)                                30,000    2,032,500
---------------------------------------------------------------------
Mylan Laboratories, Inc.                          30,400      805,600
---------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                   38,100    1,335,881
---------------------------------------------------------------------
                                                           13,171,359
---------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.57%

Health Management Associates, Inc. - Class A(a)  109,002    1,226,272
---------------------------------------------------------------------
Universal Health Services, Inc. - Class B(a)      68,400    3,266,100
---------------------------------------------------------------------
                                                            4,492,372
---------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.73%

Express Scripts, Inc. - Class A(a)                71,600    4,309,425
---------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                        38,300    1,393,162
---------------------------------------------------------------------
                                                            5,702,587
---------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.31%

Bausch & Lomb, Inc.                               51,100    3,909,150
---------------------------------------------------------------------
Biomet, Inc.                                     114,200    4,539,450
---------------------------------------------------------------------
Guidant Corp.                                     79,200    4,073,850
---------------------------------------------------------------------
Henry Schein, Inc.(a)                             34,985    1,108,587
---------------------------------------------------------------------
Stryker Corp.                                     50,600    3,042,325
---------------------------------------------------------------------
Sybron International Corp.(a)                     51,400    1,416,712
---------------------------------------------------------------------
                                                           18,090,074
---------------------------------------------------------------------

HOMEBUILDING - 0.11%

Clayton Homes, Inc.                               78,525      898,130
---------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                      MARKET
                                            SHARES     VALUE
HOUSEHOLD FURNISHING & APPLIANCES - 0.66%

Leggett & Platt, Inc.                      102,200 $  2,842,437
---------------------------------------------------------------
Maytag Corp.                                33,800    2,355,438
---------------------------------------------------------------
                                                      5,197,875
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.25%

Dial Corp. (The)                            53,000    1,970,937
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.80%

AFLAC, Inc.                                 47,200    2,259,700
---------------------------------------------------------------
Provident Companies, Inc.                   76,600    3,064,000
---------------------------------------------------------------
Torchmark Corp.                             28,000      955,500
---------------------------------------------------------------
                                                      6,279,200
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 2.55%

Bear Stearns Companies, Inc.                60,000    2,805,000
---------------------------------------------------------------
Lehman Brothers Holdings, Inc.              27,000    1,680,750
---------------------------------------------------------------
Schwab (Charles) Corp.                     117,500   12,910,312
---------------------------------------------------------------
TD Waterhouse Group, Inc.(a)               100,000    2,506,245
---------------------------------------------------------------
                                                     19,902,307
---------------------------------------------------------------

INVESTMENT MANAGEMENT - 1.09%

Federated Investors, Inc. - Class B        105,400    1,890,613
---------------------------------------------------------------
Franklin Resources, Inc.                    60,000    2,437,500
---------------------------------------------------------------
T. Rowe Price Associates, Inc.             109,800    4,213,575
---------------------------------------------------------------
                                                      8,541,688
---------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 1.59%

Callaway Golf Co.                          106,700    1,560,488
---------------------------------------------------------------
Harley-Davidson, Inc.                      120,000    6,525,000
---------------------------------------------------------------
Hasbro, Inc.                                50,000    1,396,875
---------------------------------------------------------------
Mattel, Inc.                               104,000    2,749,500
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)                5,600      220,150
---------------------------------------------------------------
                                                     12,452,013
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.15%

Pentair, Inc.                               25,500    1,166,625
---------------------------------------------------------------

NATURAL GAS - 0.31%

El Paso Energy Corp.                        68,000    2,392,750
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 3.15%

Baker Hughes, Inc.                         105,000    3,517,500
---------------------------------------------------------------
BJ Services Co.(a)                         102,000    3,002,625
---------------------------------------------------------------
Cooper Cameron Corp.(a)                    125,000    4,632,812
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.             40,000    1,135,000
---------------------------------------------------------------
Global Industries Ltd.(a)                  143,000    1,832,188
---------------------------------------------------------------
Rowan Companies, Inc.(a)                   115,000    2,120,313
---------------------------------------------------------------
Smith International, Inc.(a)                85,000    3,692,188
---------------------------------------------------------------
Transocean Offshore, Inc.                   50,000    1,312,500
---------------------------------------------------------------
Varco International, Inc.(a)               140,000    1,531,250
---------------------------------------------------------------
Weatherford International, Inc.(a)          50,000    1,831,250
---------------------------------------------------------------
                                                     24,607,626
---------------------------------------------------------------


                                                         MARKET
                                               SHARES     VALUE
OIL & GAS (EXPLORATION & PRODUCTION) - 0.41%

Apache Corp.                                   67,000 $  2,613,000
------------------------------------------------------------------
Santa Fe Snyder Corp.(a)                       80,000      610,000
------------------------------------------------------------------
                                                         3,223,000
------------------------------------------------------------------

PUBLISHING - 0.69%

Reader's Digest Association, Inc. - Class A    60,000    2,385,000
------------------------------------------------------------------
The McGraw-Hill Companies, Inc.                56,200    3,031,288
------------------------------------------------------------------
                                                         5,416,288
------------------------------------------------------------------

RAILROADS - 0.90%

Kansas City Southern Industries, Inc.         110,000    7,019,375
------------------------------------------------------------------

RESTAURANTS - 1.53%

Brinker International, Inc.(a)                102,200    2,778,563
------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                    99,800    3,923,388
------------------------------------------------------------------
Papa John's International, Inc.(a)             31,100    1,389,781
------------------------------------------------------------------
Starbucks Corp.(a)                            103,200    3,876,450
------------------------------------------------------------------
                                                        11,968,182
------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.51%

Lowe's Companies, Inc.                         70,000    3,968,125
------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 2.34%

Best Buy Co., Inc.(a)                         116,000    7,830,000
------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                 103,000    4,532,000
------------------------------------------------------------------
Circuit City Stores-Circuit City Group         63,400    5,896,200
------------------------------------------------------------------
                                                        18,258,200
------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.83%

Federated Department Stores, Inc.(a)           30,000    1,588,125
------------------------------------------------------------------
Kohl's Corp.(a)                                64,000    4,940,000
------------------------------------------------------------------
                                                         6,528,125
------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 1.95%

Consolidated Stores Corp.(a)                  100,200    2,705,400
------------------------------------------------------------------
Dollar General Corp.                           83,300    2,415,700
------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                    92,475    4,068,900
------------------------------------------------------------------
Family Dollar Stores, Inc.                    145,600    3,494,400
------------------------------------------------------------------
Ross Stores, Inc.                              51,400    2,589,275
------------------------------------------------------------------
                                                        15,273,675
------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.37%

Kroger Co.(a)                                 103,400    2,888,738
------------------------------------------------------------------

RETAIL (SPECIALTY) - 2.62%

Bed Bath & Beyond, Inc.(a)                    140,000    5,390,000
------------------------------------------------------------------
eToys, Inc.(a)                                 32,500    1,324,375
------------------------------------------------------------------
Linens 'N Things, Inc.(a)                      66,600    2,913,750
------------------------------------------------------------------
Payless ShoeSource, Inc.(a)                    25,000    1,337,500
------------------------------------------------------------------
Staples, Inc.(a)                              306,781    9,491,022
------------------------------------------------------------------
                                                        20,456,647
------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND
30

                                                            MARKET
                                                  SHARES     VALUE
RETAIL (SPECIALTY-APPAREL) - 2.08%

Abercrombie & Fitch Co. - Class A(a)              50,000 $  2,400,000
---------------------------------------------------------------------
Gap, Inc. (The)                                   38,963    1,962,736
---------------------------------------------------------------------
Intimate Brands, Inc.                             65,730    3,113,959
---------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                   117,625    2,999,438
---------------------------------------------------------------------
Talbots, Inc.                                     25,800      983,625
---------------------------------------------------------------------
TJX Companies, Inc.                              144,300    4,806,994
---------------------------------------------------------------------
                                                           16,266,752
---------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.91%

Astoria Financial Corp.                           50,000    2,196,875
---------------------------------------------------------------------
Dime Bancorp, Inc.                               129,800    2,612,225
---------------------------------------------------------------------
GreenPoint Financial Corp.                        70,000    2,296,875
---------------------------------------------------------------------
                                                            7,105,975
---------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 2.44%

Interpublic Group of Companies, Inc.              25,500    2,208,938
---------------------------------------------------------------------
Lamar Advertising Co.(a)                         116,000    4,748,750
---------------------------------------------------------------------
Omnicom Group, Inc.                              127,300   10,184,000
---------------------------------------------------------------------
TMP Worldwide, Inc.(a)                            30,000    1,905,000
---------------------------------------------------------------------
                                                           19,046,688
---------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.81%

Apollo Group, Inc. - Class A(a)                   65,500    1,739,844
---------------------------------------------------------------------
ChoicePoint, Inc.(a)                              31,500    2,114,438
---------------------------------------------------------------------
Cintas Corp.                                      77,100    5,180,156
---------------------------------------------------------------------
Convergys Corp.(a)                                37,800      727,650
---------------------------------------------------------------------
Galileo International, Inc.                       40,000    2,137,500
---------------------------------------------------------------------
Viad Corp.                                        74,100    2,292,469
---------------------------------------------------------------------
                                                           14,192,057
---------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 0.68%

Ciber, Inc.(a)                                    49,300      942,863
---------------------------------------------------------------------
Policy Management Systems Corp.(a)                29,100      873,000
---------------------------------------------------------------------
SunGard Data Systems, Inc.(a)                    102,200    3,525,900
---------------------------------------------------------------------
                                                            5,341,763
---------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 4.25%

Affiliated Computer Services, Inc. - Class A(a)   51,500    2,607,188
---------------------------------------------------------------------
Ceridian Corp.(a)                                108,400    3,543,325
---------------------------------------------------------------------
Concord EFS, Inc.(a)                             229,800    9,723,413
---------------------------------------------------------------------
CSG Systems International, Inc.(a)               109,300    2,862,294
---------------------------------------------------------------------
DST Systems, Inc.(a)                              30,300    1,905,113
---------------------------------------------------------------------
Equifax, Inc.                                     44,100    1,573,819
---------------------------------------------------------------------
Fiserv, Inc.(a)                                  192,225    6,019,045
---------------------------------------------------------------------
National Data Corp.                               48,000    2,052,000
---------------------------------------------------------------------
Paychex, Inc.                                     92,962    2,963,164
---------------------------------------------------------------------
                                                           33,249,361
---------------------------------------------------------------------


                                                                      MARKET
                                                            SHARES     VALUE
SPECIALTY PRINTING - 0.25%

Valassis Communications, Inc.(a)                            52,500 $  1,922,813
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.72%

Crown Castle International Corp.(a)                        130,000    2,705,626
-------------------------------------------------------------------------------
Metromedia Fiber Network, Inc. - Class A(a)                 81,000    2,910,938
-------------------------------------------------------------------------------
                                                                      5,616,564
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.80%

Global TeleSystems Group, Inc.(a)                           77,000    6,237,000
-------------------------------------------------------------------------------

TELEPHONE - 0.99%

CenturyTel, Inc.                                           114,900    4,567,275
-------------------------------------------------------------------------------
Cincinnati Bell, Inc.                                       37,800      942,638
-------------------------------------------------------------------------------
NTL Inc.(a)                                                 25,500    2,197,781
-------------------------------------------------------------------------------
                                                                      7,707,694
-------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.91%

Jones Apparel Group, Inc.(a)                               127,800    4,385,138
-------------------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                                     36,900    2,712,150
-------------------------------------------------------------------------------
                                                                      7,097,288
-------------------------------------------------------------------------------

TEXTILES (HOME FURNISHINGS) - 0.16%

Shaw Industries, Inc.(a)                                    77,000    1,270,500
-------------------------------------------------------------------------------

WASTE MANAGEMENT - 0.27%

Waste Management, Inc.                                      38,775    2,084,156
-------------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $475,881,299)                                              715,646,680
-------------------------------------------------------------------------------

FOREIGN STOCKS - 1.54%

FINLAND - 0.89%

Nokia Oyj A.B. - Class A - ADR (Communications Equipment)   75,800    6,940,437
-------------------------------------------------------------------------------

FRANCE - 0.05%

Coflexip S.A.-ADR Manufacturing (Specialized)               10,100      439,350
-------------------------------------------------------------------------------

ISRAEL - 0.26%

Check Point Software Technologies Ltd.
 (Computers - Software & Services)(a)                       37,500    2,010,938
-------------------------------------------------------------------------------

NETHERLANDS - 0.26%

ASM Lithography Holding N.V. (Electronics -
  Semiconductors)(a)                                        34,000    2,018,750
-------------------------------------------------------------------------------

UNITED KINGDOM - 0.08%

Stolt Comex Seaway, S.A. (Oil & Gas - Exploration &
 Production)(a)                                             40,000      435,000
-------------------------------------------------------------------------------
Stolt Comex Seaway, S.A.-ADR (Oil & Gas - Exploration &
 Production)(a)                                             20,000      215,000
-------------------------------------------------------------------------------
                                                                        650,000
-------------------------------------------------------------------------------
  Total Foreign Stocks (Cost $5,915,783)                             12,059,475
-------------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                   PRINCIPAL     MARKET
                                                    AMOUNT       VALUE
TIME DEPOSIT - 4.48%

CIBC Oppenheimer Corp.,
 5.50%, 07/01/99 (Cost $35,000,000)               $35,000,000 $ 35,000,000
--------------------------------------------------------------------------

REPURCHASE AGREEMENT(b) - 2.30%

CIBC Oppenheimer Corp., 5.00%, 07/01/99(c) (Cost
 $17,964,962)                                      17,964,962   17,964,962
--------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.85%                                     780,671,117
==========================================================================
OTHER ASSETS LESS LIABILITIES - 0.15%                            1,157,305
==========================================================================
NET ASSETS - 100.00%                                          $781,828,422
==========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements is taken into possession by the Fund upon entering into the repurchase agreement. The Collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/99 with a maturing value of $50,006,945. Collateralized by U.S. Government obligations.

Abbreviation:

ADR - American Depositary Receipt


See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND
32

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost $534,762,044)          $780,671,117
----------------------------------------------------------------------
Receivables for:
 Investments sold                                            3,247,035
----------------------------------------------------------------------
 Capital stock sold                                            121,724
----------------------------------------------------------------------
 Dividends and interest                                        209,154
----------------------------------------------------------------------
Investment for deferred compensation plan                       25,924
----------------------------------------------------------------------
Other assets                                                     3,586
----------------------------------------------------------------------
  Total assets                                             784,278,540
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       1,013,059
----------------------------------------------------------------------
 Capital stock reacquired                                      979,481
----------------------------------------------------------------------
 Deferred compensation plan                                     25,924
----------------------------------------------------------------------
 Options written (Premiums received $55,014)                    48,138
----------------------------------------------------------------------
Accrued advisory fees                                          378,472
----------------------------------------------------------------------
Accrued directors' fees                                          2,600
----------------------------------------------------------------------
Accrued administrative services fees                             1,543
----------------------------------------------------------------------
Accrued operating expenses                                         901
----------------------------------------------------------------------
  Total liabilities                                          2,450,118
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $781,828,422
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                28,331,017
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      27.60
======================================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                                         $ 1,528,477
-----------------------------------------------------------------------------
Dividends (net of $11,410 foreign withholding tax)                 1,130,620
-----------------------------------------------------------------------------
  Total investment income                                          2,659,097
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      2,192,484
-----------------------------------------------------------------------------
Administrative services fees                                          81,413
-----------------------------------------------------------------------------
Custodian fees                                                        40,019
-----------------------------------------------------------------------------
Directors' fees and expenses                                           6,556
-----------------------------------------------------------------------------
Other                                                                 56,683
-----------------------------------------------------------------------------
  Total expenses                                                   2,377,155
-----------------------------------------------------------------------------
Less: Expenses paid indirectly                                          (653)
-----------------------------------------------------------------------------
  Net expenses                                                     2,376,502
-----------------------------------------------------------------------------
Net investment income                                                282,595
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                           10,924,678
-----------------------------------------------------------------------------
  Option contracts                                                    56,376
-----------------------------------------------------------------------------
                                                                  10,981,054
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                           55,741,424
-----------------------------------------------------------------------------
  Foreign currencies                                                     (59)
-----------------------------------------------------------------------------
  Option contracts                                                     6,877
-----------------------------------------------------------------------------
                                                                  55,748,242
-----------------------------------------------------------------------------
  Net gain from investment securities, foreign currencies and
   option contracts                                               66,729,296
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations             $67,011,891
=============================================================================

See Notes to Financial Statements.


                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                       JUNE 30,   DECEMBER 31,
                                                         1999         1998
                                                     ------------ ------------
OPERATIONS:

 Net investment income                               $    282,595 $    631,581
-------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and option contracts              10,981,054   22,808,693
-------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                            55,748,242   78,385,559
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                         67,011,891  101,825,833
-------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                                       --     (922,615)
-------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                                        --  (16,345,246)
-------------------------------------------------------------------------------
 Net increase from capital stock transactions          67,568,528   39,909,953
-------------------------------------------------------------------------------
   Net increase in net assets                         134,580,419  124,467,925
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    647,248,003  522,780,078
-------------------------------------------------------------------------------
 End of year                                         $781,828,422 $647,248,003
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $501,871,979 $434,303,451
-------------------------------------------------------------------------------
 Undistributed net investment income                      982,957      700,362
-------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and option
  contracts                                            33,057,595   22,076,541
-------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, futures and option contracts    245,915,891  190,167,649
-------------------------------------------------------------------------------
                                                     $781,828,422 $647,248,003
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Capital Appreciation Fund (the "Fund"). The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
 The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may

                      AIM V.I. CAPITAL APPRECIATION FUND
34
   occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I
M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $24,338 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $3,785 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

                      AIM V.I. CAPITAL APPRECIATION FUND

NOTE 3 - INDIRECT EXPENSES

The Fund received reductions in custodian fees of $653 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $653 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during six months ended June 30, 1999 was $303,472,725 and $210,334,406, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $254,151,392
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (8,651,958)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $245,499,434
===========================================================================

 Cost of investments for tax purposes is $535,171,683.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                   JUNE 30,                DECEMBER 31,
                                     1999                      1998
                           -------------------------  ------------------------
                             SHARES       AMOUNT        SHARES       AMOUNT
                           ----------  -------------  ----------  ------------
Sold                        7,045,261  $ 179,792,985   4,333,736  $ 99,858,597
-------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                     --             --     740,474    17,267,861
-------------------------------------------------------------------------------
Reacquired                 (4,403,773)  (112,224,457) (3,416,071)  (77,216,505)
-------------------------------------------------------------------------------
                            2,641,488  $  67,568,528   1,658,139  $ 39,909,953
-------------------------------------------------------------------------------

NOTE 8 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the six months ended June 30, 1999 are summarized as follows:

                         CALL OPTION
                          CONTRACTS
                     --------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- ----------
Beginning of period      --    $       --
------------------------------------------
Written                 803       123,950
------------------------------------------
Closed                 (383)      (45,713)
------------------------------------------
Expired                (165)      (23,223)
------------------------------------------
End of period           255    $   55,014
==========================================

Open call option contracts written at June 30, 1999 were as follows:

                                                            JUNE 30,
                       CONTRACT STRIKE NUMBER OF PREMIUMS     1999      UNREALIZED
ISSUE                   MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE APPRECIATION
---------------------  -------- ------ --------- -------- ------------ ------------
Nike Inc.  -  Class B   Aug 99   $70      255    $55,014    $48,137       $6,877
-----------------------------------------------------------------------------------

                      AIM V.I. CAPITAL APPRECIATION FUND
36

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                          JUNE 30,                 DECEMBER 31,                    JANUARY 31,
                          ---------     --------------------------------------     -----------
                            1999          1998      1997      1996      1995          1995
                          ---------     --------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $   25.20     $  21.75  $  19.43  $  16.55  $  12.05       $ 12.58
----------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income        0.01         0.02      0.03      0.02      0.04          0.05
----------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                 2.39         4.12      2.58      2.89      4.46         (0.54)
----------------------------------------------------------------------------------------------
   Total from investment
    operations                 2.40         4.14      2.61      2.91      4.50         (0.49)
----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income             --        (0.04)    (0.02)    (0.03)       --         (0.04)
----------------------------------------------------------------------------------------------
  Distributions from net
   realized gains                --        (0.65)    (0.27)       --        --            --
----------------------------------------------------------------------------------------------
   Total distributions           --        (0.69)    (0.29)    (0.03)       --         (0.04)
----------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $   27.60     $  25.20  $  21.75  $  19.43  $  16.55       $ 12.05
==============================================================================================
Total return(a)                9.53%       19.30%    13.51%    17.58%    37.38%        (3.91)%
==============================================================================================

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)    $ 781,828     $647,248  $522,642  $370,063  $212,152       $88,177
==============================================================================================
Ratio of expenses to
 average net assets            0.67%(b)     0.67%     0.68%     0.73%     0.75%(c)      0.84%
==============================================================================================
Ratio of net investment
 income to average net
 assets                        0.08%(b)     0.11%     0.18%     0.18%     0.39%(c)      0.46%
==============================================================================================
Portfolio turnover rate          32%          83%       65%       59%       37%           81%
==============================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $716,051,232.
(c) Annualized.

                      AIM V.I. CAPITAL APPRECIATION FUND

The Managers' Overview

SMALL CAPS SURGE LATE IN
REPORTING PERIOD

Q. SMALL-CAP STOCKS MADE A COMEBACK     stocks of very large companies because                   ----------------
DURING THE REPORTING PERIOD. HOW DID    of their relative safety and liquidity.
AIM V.I. CAPITAL DEVELOPMENT            The markets were quite narrow, with                  Healthy consumer spending
FUND PERFORM?                           most of the growth in the first
A. The upswing in small-cap stocks      quarter of the year coming from just                meant strong performance by
didn't occur until the second half of   a handful of stocks.
the reporting period, so the fund's        Markets also fretted about the                retail stocks, particularly those of
total return for the six months ended   Federal Reserve Board (the Fed) raising
June 30, 1999, was a disappointing      interest rates to cool off the rapidly          specialty and specialty-apparel chains.
1.95%. In comparison, the Russell 2000  growing economy. During the first
returned 9.28% and the Lipper           quarter of 1999, the economy grew at                     ----------------
Small-Cap Growth Funds Index, 10.53%.   an annualized rate of 4.1%. But
   For the three months ended           the Fed left rates unchanged until the          reporting period closed. Net assets
June 30, 1999, the fund's total return  very close of the reporting period,             under management stood at $4.9 million,
was an impressive 10.34%. Such wide     and small-cap stocks began to rally             up from $3.2 million six months earlier.
swings in performance can be expected   during the spring.
of an aggressive growth fund such as                                                    Q. WHAT WERE SOME TRENDS IN THE
AIM V.I. Capital Development Fund.      Q. HOW WAS THE PORTFOLIO STRUCTURED AT          CONSUMER-CYCLICAL SECTOR?
                                        THE END OF THE REPORTING PERIOD?                A. Within this sector, we found good
Q. WHAT PRODUCED SUCH A PRONOUNCED      A. We continued to emphasize the                opportunities among retailers. Low
CHANGE IN MARKETS?                      consumer-cyclical and technology                unemployment, rising wages and subdued
A. Early in 1999, investors were        sectors, both of which represented more         inflation have bolstered consumer
worried about a host of economic        than 10% of the portfolio at the close          confidence, and that was great news
problems worldwide, exemplified by the  of the reporting period. We expanded            for the nation's retailers. Healthy
Brazilian currency crisis in January.   our holdings in other areas such as             consumer spending meant strong
Such uncertainty often leads to what's  electrical equipment. The fund had 240          performance by retail stocks,
called a "flight to quality," and it    holdings in its portfolio as the                particularly those of specialty and
did this time. Investors favored                                                        specialty-apparel chains.
                                                                                           Good retail holdings included
PORTFOLIO HOLDINGS                                                                      Linens 'N Things, the nation's second
                                                                                        largest household-goods chain with
As of 6/30/99, based on total net assets                                                nearly 200 stores in 38 states; and
                                                                                        AnnTaylor Stores, which continues to
TOP 10 EQUITY HOLDINGS                  TOP 10 INDUSTRIES                               report solid growth in same-store sales.

 1. Quanta Services, Inc.       0.99%    1. Computers (Software & Services)     6.32%   Q. WHAT ABOUT TECHNOLOGY STOCKS? HOW DID
 2. InfoCure Corp.              0.97     2. Services (Commercial & Consumer)    5.73    THEY PERFORM?
 3. Comverse Technology, Inc.   0.85     3. Retail (Specialty)                  4.98    A. After a sterling performance during
 4. Mylan Laboratories, Inc.    0.81     4. Electrical Equipment                4.17    1998, technology stocks lost some of
 5. Cree Research, Inc.         0.79     5. Services (Advertising/Marketing)    3.83    their luster during the first part of the
 6. BISYS Group, Inc.           0.78     6. Broadcasting (Television, Radio     3.23    reporting period. Many worried
 7. Microchip Technology, Inc.  0.77        & Cable)                                    about a speculative bubble developing
 8. IXC Communications, Inc.    0.72     7. Health Care (Specialized Services)  3.10    in Internet stocks. Many Internet
 9. NETWORK PLUS CORP.          0.68     8. Communications Equipment            3.09    companies did not meet our earnings
10. Alpha Industries, Inc.      0.68     9. Services (Data Processing)          2.79    criteria for ownership of their stocks
                                        10. Telecommunications (Long Distance)  2.60    they had no earnings. Moreover, in some
                                                                                        instances, their market capitalizations
The fund's portfolio composition is subject to change, and there is no assurance that   quickly reached the
the fund will continue to hold any particular security.

38                           AIM V.I. CAPITAL DEVELOPMENT FUND

point where they no longer qualified for     Q. WHAT IS YOUR OUTLOOK?                      It is difficult to tell how long this
inclusion in a fund that invests primarily   A. As mentioned earlier, there was a          change in market sentiment will last,
in smaller companies.                        pronounced change in market sentiment         but we believe that funds that invest
  Our holdings in the communications-        during the second half of the reporting       in small-capitalization stocks may enjoy
equipment industry grew over the             period. Markets broadened considerably as     some good times for the rest of this
reporting period; this is one of the         investors began looking beyond the huge       year. Many smaller companies are enjoying
industries providing the infrastructure      companies that have dominated market          greater earnings growth than their
for the rapidly growing Internet. Holdings   indexes for the past few years. The rally     larger counterparts, and in addition
included Comverse Technology, a maker of     continued after the reporting period closed.  they remain favorably priced. We will
enhanced telecommunications systems; and     Markets reacted very favorably to the small   continue to search out reasonably priced
IXC Communications, a provider of high-      increase in short-term interest rates         stocks of smaller companies with
bandwidth communications services.           enacted June 30, which was coupled with       outstanding growth prospects for
  Expansion of bandwidth is the major        the announcement that the Fed had shifted     inclusion in the fund's portfolio.
driver in the technology sector today.       into neutral gear as far as further
This sector has gone through three waves     rate rises are concerned.
of development. The first was the
introduction of the microprocessor and                                      [GRAPH APPEARS HERE]
computer chip. The second, the development
of computer hardware and software, gave      RESULTS OF A $10,000 INVESTMENT
rise to the prevalence of the personal       -------------------------------
computer. The third is bandwidth             5/1/98 - 6/30/99
improvement.
  Bandwidth is a measure of the volume       AVERAGE ANNUAL TOTAL RETURN
of information that can be transmitted       As of 6/30/99
over a network at a given time, and
increasing bandwidth is necessary for        Inception (5/1/98)        -4.92%
the evolution of information exchange        1 Year                    -1.05
and Internet commerce. If you think of
a computer network as a water pipe, the                        AIM V.I.               LIPPER
higher the bandwidth (the larger the                           CAPITAL               SMALL-CAP
diameter of the pipe), the more data                        DEVELOPMENT   RUSSELL      FUNDS
(water) can pass over the network          (In thousands)       FUND        2000       INDEX
(through the pipe). This growth is not                     ---------------------------------
limited only to the Internet but             5/1/98             10,000     10,000      10,000
involves all the companies that support      6/30/98             9,530      9,481       9,574
and build demand for Internet use. Oak       9/30/98             7,760      9,212       7,525
Industries and SCI Systems are other         12/31/98            9,249      8,806       8,917
companies in the portfolio producing         3/31/99             8,546      8,328       8,496
bandwidth-related products.                  6/30/99             9,430      9,624       9,758

Q. WHAT OTHER STOCKS DID YOU LIKE?           MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE.
A. Quanta Services, our largest holding,     RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY
designs, installs and maintains traffic-     FROM THE HISTORICAL PERFORMANCE SHOWN.
control lights and highway lighting. It
also installs lines for electric utilities,    The performance figures shown represent AIM V.I. Capital Development
cell-phone service providers and cable       Fund and are not intended to reflect actual annuity values, and do not
television. InfoCure, our second-largest     reflect charges at the separate account level, which, if applied, would lower
holding, is a leading provider of software   the performance results. AIM V.I. Capital Development Fund performance
and services for the management of           figures are historical and reflect reinvestment of all distributions and
medical practices.                           changes in net asset value. The fund's investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Sources: Towers Data Systems HYPO--Registered
                                             Trademark--, Lipper Inc.
                                               Had fees and expenses not been waived during the reporting period, returns would have been lower.
                                               The unmanaged Lipper Small-Cap Growth Funds Index represents an average of the performance of small-capitalization growth funds.
                                               The Russell 2000 Stock Index is an unmanaged index generally considered representative of small-capitalization stocks. Data for indexes are for the period 4/30/98-6/30/99.
                                               An investment cannot be made in any index listed. Unless otherwise noted, index results include reinvested dividends.

                                                AIM V.I. CAPITAL DEVELOPMENT FUND                                                39

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                            MARKET
                                                  SHARES    VALUE
COMMON STOCK & OTHER EQUITY
 INTERESTS - 91.38%

AEROSPACE/DEFENSE - 0.67%

HEICO Corp.                                           800 $   19,400
--------------------------------------------------------------------
Kroll-O'Gara Co. (The)(a)                             600     13,237
--------------------------------------------------------------------
                                                              32,637
--------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.98%

Dura Automotive Systems, Inc.(a)                      700     23,275
--------------------------------------------------------------------
Keystone Automotive Industries, Inc.(a)               800     13,900
--------------------------------------------------------------------
Stoneridge, Inc.(a)                                   800     10,800
--------------------------------------------------------------------
                                                              47,975
--------------------------------------------------------------------

BANKS (REGIONAL) - 2.13%

Banco Santandr Puerto Rico                            600     10,837
--------------------------------------------------------------------
Bank United Corp. - Class A                           700     28,131
--------------------------------------------------------------------
Colonial BancGroup, Inc. (The)                      1,900     26,481
--------------------------------------------------------------------
Independence Community Bank Corp.                   1,600     21,600
--------------------------------------------------------------------
North Fork Bancorporation, Inc.                       800     17,050
--------------------------------------------------------------------
                                                             104,099
--------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 0.54%

Canandaigua Brands, Inc. - Class A(a)                 500     26,219
--------------------------------------------------------------------

BIOTECHNOLOGY - 0.72%

IDEXX Laboratories, Inc.(a)                           800     18,650
--------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)           600     16,425
--------------------------------------------------------------------
                                                              35,075
--------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.23%

Citadel Communications Corp.(a)                       600     21,712
--------------------------------------------------------------------
Cox Radio, Inc. - Class A(a)                          500     27,125
--------------------------------------------------------------------
Emmis Communications Corp.(a)                         400     19,750
--------------------------------------------------------------------
Entercom Communications Corp.(a)                      600     25,650
--------------------------------------------------------------------
Hispanic Broadcasting Corp.(a)                        300     22,762
--------------------------------------------------------------------
Metro Networks, Inc.(a)                               400     21,350
--------------------------------------------------------------------
Univision Communications, Inc.(a)                     300     19,800
--------------------------------------------------------------------
                                                             158,149
--------------------------------------------------------------------

BUILDING MATERIALS - 0.36%

TJ International, Inc.                                300      9,300
--------------------------------------------------------------------
White Cap Industries, Inc.(a)                         700      8,269
--------------------------------------------------------------------
                                                              17,569
--------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.56%

W.R. Grace & Co.(a)                                 1,500     27,562
--------------------------------------------------------------------

                                                            MARKET
                                                   SHARES   VALUE
COMMUNICATIONS EQUIPMEN - 3.09%

Comverse Technology, Inc.(a)                          550 $   41,525
--------------------------------------------------------------------
Digital Microwave Corp.(a)                          1,000     12,750
--------------------------------------------------------------------
General Instrument Corp.(a)                           700     29,750
--------------------------------------------------------------------
Gilat Satellite Networks Ltd.(a)                      400     21,000
--------------------------------------------------------------------
NorthEast Optic Network, Inc.(a)                    1,100     16,569
--------------------------------------------------------------------
PairGain Technologies, Inc.(a)                      1,300     14,950
--------------------------------------------------------------------
REMEC, Inc.(a)                                        900     14,512
--------------------------------------------------------------------
                                                             151,056
--------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.31%

Bell & Howell Co.(a)                                  400     15,125
--------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.53%

Actel Corp.(a)                                      1,000     14,750
--------------------------------------------------------------------
DSP Communications, Inc.(a)                         1,000     28,875
--------------------------------------------------------------------
Jabil Circuit, Inc.(a)                                400     18,050
--------------------------------------------------------------------
QLogic Corp.(a)                                       100     13,200
--------------------------------------------------------------------
                                                              74,875
--------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 6.10%

AppNet Systems, Inc.(a)                               400      5,375
--------------------------------------------------------------------
Avant! Corp.(a)                                       800     10,100
--------------------------------------------------------------------
Best Software, Inc.(a)                                650     10,481
--------------------------------------------------------------------
Dendrite International, Inc.(a)                       500     18,062
--------------------------------------------------------------------
Eclipsys Corp.(a)                                     100      2,394
--------------------------------------------------------------------
Genesys Tellecommunications Laboratories, Inc.(a)     400     10,000
--------------------------------------------------------------------
HNC Software, Inc.(a)                                 300      9,244
--------------------------------------------------------------------
InfoCure Corp.(a)                                     900     47,644
--------------------------------------------------------------------
Lycos, Inc.(a)                                        200     18,375
--------------------------------------------------------------------
Mentor Graphics Corp.(a)                            1,500     19,219
--------------------------------------------------------------------
Mercury Interactive Corp.(a)                          400     14,150
--------------------------------------------------------------------
Peregrine Systems, Inc.(a)                          1,000     25,687
--------------------------------------------------------------------
Rational Software Corp.(a)                            600     19,762
--------------------------------------------------------------------
Structural Dynamics Research Corp.(a)               1,200     22,275
--------------------------------------------------------------------
Symantec Corp.(a)                                   1,300     33,150
--------------------------------------------------------------------
Transaction Systems Architects, Inc. - Class A(a)     500     19,500
--------------------------------------------------------------------
Unigraphics Solutions, Inc.(a)                        700     13,169
--------------------------------------------------------------------
                                                             298,587
--------------------------------------------------------------------

CONSUMER FINANCE - 0.96%

American Capital Strategies, Ltd.                     200      3,650
--------------------------------------------------------------------
AmeriCredit Corp.(a)                                1,500     24,000
--------------------------------------------------------------------
Cash America International, Inc.                    1,500     19,312
--------------------------------------------------------------------
                                                              46,962
--------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND
40

                                                MARKET
                                       SHARES   VALUE
DISTRIBUTORS (FOOD & HEALTH) - 0.39%

Performance Food Group Co.(a)             700 $   19,031
--------------------------------------------------------

ELECTRIC COMPANIES - 0.50%

Avista Corp.                            1,500     24,375
--------------------------------------------------------

ELECTRICAL EQUIPMENT - 4.17%

Conexant Systems, Inc.(a)                 500     29,031
--------------------------------------------------------
Cree Research, Inc.(a)                    500     38,469
--------------------------------------------------------
DII Group, Inc.(a)                        600     22,387
--------------------------------------------------------
Oak Industries, Inc.(a)                   500     21,844
--------------------------------------------------------
PCD, Inc.(a)                              300      3,300
--------------------------------------------------------
Pinnacle Systems, Inc.(a)                 600     20,175
--------------------------------------------------------
Sawtek, Inc.(a)                           500     22,937
--------------------------------------------------------
SCI Systems, Inc.(a)                      400     19,000
--------------------------------------------------------
SLI, Inc.(a)                            1,000     27,000
--------------------------------------------------------
                                                 204,143
--------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.61%

Aeroflex, Inc.(a)                       1,500     29,625
--------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 2.14%

Alpha Industries, Inc.(a)                 700     33,337
--------------------------------------------------------
Methode Electronics, Inc. - Class A       500     11,437
--------------------------------------------------------
Quanta Services, Inc.(a)                1,100     48,400
--------------------------------------------------------
Varian, Inc.(a)                           300      4,050
--------------------------------------------------------
Varian Medical Systems, Inc.              300      7,575
--------------------------------------------------------
                                                 104,799
--------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.76%

Micrel, Inc.(a)                           300     22,200
--------------------------------------------------------
Microchip Technology, Inc.(a)             800     37,900
--------------------------------------------------------
Unitrode Corp.(a)                         900     25,819
--------------------------------------------------------
                                                  85,919
--------------------------------------------------------

ENTERTAINMENT - 1.28%

LodgeNet Entertainment Corp.(a)           400      5,575
--------------------------------------------------------
Loews Cineplex Entertainment Corp.(a)   1,300     14,137
--------------------------------------------------------
Pixar, Inc.(a)                            400     17,250
--------------------------------------------------------
SFX Entertainment, Inc. - Class A(a)      400     25,600
--------------------------------------------------------
                                                  62,562
--------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.39%

DuPont Photomasks, Inc.(a)                100      4,787
--------------------------------------------------------
Teradyne, Inc.(a)                         200     14,350
--------------------------------------------------------
                                                  19,137
--------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.00%

FINOVA Group, Inc.                        400     21,050
--------------------------------------------------------
MicroFinancial, Inc.                      700     10,019
--------------------------------------------------------
SEI Investments Co.                       200     17,650
--------------------------------------------------------
                                                  48,719
--------------------------------------------------------

                                                            MARKET
                                                   SHARES   VALUE
FOODS - 1.14%

American Italian Pasta Co. - Class A(a)               850 $   25,819
--------------------------------------------------------------------
Keebler Foods Co.(a)                                  500     15,187
--------------------------------------------------------------------
United Natural Foods, Inc.(a)                         600     14,850
--------------------------------------------------------------------
                                                              55,856
--------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.13%

Alpharma, Inc. - Class A                              700     24,894
--------------------------------------------------------------------
Barr Laboratories, Inc.(a)                            600     23,925
--------------------------------------------------------------------
Jones Pharma, Inc.                                    400     15,750
--------------------------------------------------------------------
Mylan Laboratories, Inc.                            1,500     39,750
--------------------------------------------------------------------
                                                             104,319
--------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.62%

Health Management Associates, Inc. - Class A(a)       900     10,125
--------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        1,500     20,156
--------------------------------------------------------------------
                                                              30,281
--------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.25%

Express Scripts, Inc.-Class A(a)                      200     12,037
--------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.39%

Cyberonics, Inc.(a)                                   600      7,500
--------------------------------------------------------------------
Henry Schein, Inc.(a)                               1,000     31,687
--------------------------------------------------------------------
Lifecore Biomedical, Inc.(a)                          600      6,900
--------------------------------------------------------------------
Sybron International Corp.(a)                         800     22,050
--------------------------------------------------------------------
                                                              68,137
--------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 3.10%

Advance Paradigm, Inc.(a)                             400     24,400
--------------------------------------------------------------------
Cairage Services, Inc., Gtd. Conv. Pfd.,
 7.00%(a) (Acquired 05/27/99; Cost $20,000)(b)        400     22,150
--------------------------------------------------------------------
Capital Senior Living Corp.(a)                        800      8,000
--------------------------------------------------------------------
CareInsite, Inc.(a)                                   100      4,725
--------------------------------------------------------------------
Omnicare, Inc.                                        800     10,100
--------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)             1,600     22,600
--------------------------------------------------------------------
Renal Care Group, Inc.(a)                             600     15,525
--------------------------------------------------------------------
Renex Corp.(a)                                        300      1,631
--------------------------------------------------------------------
United Payors & United Providers, Inc.(a)           1,100     25,506
--------------------------------------------------------------------
Ventana Medical Systems, Inc.(a)                      900     17,213
--------------------------------------------------------------------
                                                             151,850
--------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.49%

Service Experts, Inc.(a)                            1,100     24,131
--------------------------------------------------------------------

HOUSEWARES - 0.34%

Windmere-Durable Holdings, Inc.(a)                  1,000     16,875
--------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.20%

Nationwide Financial Services, Inc. -Class A          400     18,100
--------------------------------------------------------------------
Scottish Annuity & Life Holdings, Ltd.              1,200     12,900
--------------------------------------------------------------------
UICI(a)                                             1,000     27,625
--------------------------------------------------------------------
                                                              58,625
--------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                       MARKET
                                              SHARES   VALUE
INSURANCE (MULTI-LINE) - 0.30%

Century Business Services, Inc.(a)             1,000 $   14,500
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 1.06%

CNA Surety Corp.                                 800     12,250
---------------------------------------------------------------
HCC Insurance Holdings, Inc.                     900     20,419
---------------------------------------------------------------
Radian Group, Inc.                               393     19,183
---------------------------------------------------------------
                                                         51,852
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.38%

Hambrecht & Quist Group(a)                       500     18,563
---------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.86%

Affiliated Managers Group, Inc.(a)               800     24,150
---------------------------------------------------------------
Knight/Trimark Group, Inc. - Class A(a)          300     18,094
---------------------------------------------------------------
                                                         42,244
---------------------------------------------------------------

LODGING-HOTELS - 0.32%

Prime Hospitality Corp.(a)                     1,300     15,600
---------------------------------------------------------------

MACHINERY (DIVERSIFIED) - 0.45%

Applied Power, Inc. - Class A                    800     21,850
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.32%

Spartech Corp.                                   500     15,813
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 1.58%

Alpine Group, Inc. (The)(a)                    1,000     16,063
---------------------------------------------------------------
American Bank Note Holographics, Inc.(a)       1,000      2,750
---------------------------------------------------------------
Armor Holdings, Inc.(a)                        1,500     15,656
---------------------------------------------------------------
Howmet International, Inc.(a)                    100      1,719
---------------------------------------------------------------
Mettler-Toledo International, Inc.(a)          1,100     27,294
---------------------------------------------------------------
Superior TeleCom, Inc.                           550     13,750
---------------------------------------------------------------
                                                         77,232
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.33%

School Specialty, Inc.(a)                      1,000     16,063
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 2.18%

BJ Services Co.(a)                               800     23,550
---------------------------------------------------------------
Cooper Cameron Corp.(a)                          400     14,825
---------------------------------------------------------------
Key Energy Group, Inc.(a)                      8,000     28,500
---------------------------------------------------------------
Newpark Resources, Inc.(a)                     1,500     13,313
---------------------------------------------------------------
Transocean Offshore, Inc.                      1,000     26,250
---------------------------------------------------------------
                                                        106,438
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 2.16%

Anadarko Petroleum Corp.                         400     14,725
---------------------------------------------------------------
Apache Corp.                                     600     23,400
---------------------------------------------------------------
Basin Exploration, Inc.(a)                     1,100     22,069
---------------------------------------------------------------
Devon Energy Corp.                               800     28,600
---------------------------------------------------------------
Newfield Exploration Co.(a)                      600     17,063
---------------------------------------------------------------
                                                        105,857
---------------------------------------------------------------

                                                          MARKET
                                                 SHARES   VALUE
PAPER & FOREST PRODUCTS - 0.68%

Potlatch Corp.                                      300 $   13,181
------------------------------------------------------------------
Rayonier, Inc.                                      400     19,925
------------------------------------------------------------------
                                                            33,106
------------------------------------------------------------------

PERSONAL CARE - 1.18%

Chattem, Inc.(a)                                    900     28,631
------------------------------------------------------------------
Playtex Products, Inc.(a)                           500      7,781
------------------------------------------------------------------
Steiner Leisure Ltd.(a)                             700     21,219
------------------------------------------------------------------
                                                            57,631
------------------------------------------------------------------

PUBLISHING - 0.37%

IDG Books Worldwide, Inc. - Class A(a)            1,000     18,250
------------------------------------------------------------------

RAILROADS - 0.54%

MotivePower Industries, Inc.(a)                   1,000     18,500
------------------------------------------------------------------
Westinghouse Air Brake Co.                          300      7,781
------------------------------------------------------------------
                                                            26,281
------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.51%

AMRESCO Capital Trust, Inc.                         550      5,225
------------------------------------------------------------------
Apartment Investment & Management Co. - Class A     600     25,650
------------------------------------------------------------------
Colonial Properties Trust                           600     16,950
------------------------------------------------------------------
Correctional Properties Trust                     1,000     15,750
------------------------------------------------------------------
Manufactured Home Communities, Inc.                 400     10,400
------------------------------------------------------------------
                                                            73,975
------------------------------------------------------------------

RESTAURANTS - 1.33%

CEC Entertainment, Inc.(a)                          750     31,688
------------------------------------------------------------------
Dave & Buster's, Inc.(a)                          1,000     29,000
------------------------------------------------------------------
Luby's, Inc.                                        300      4,500
------------------------------------------------------------------
                                                            65,188
------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.45%

CDW Computer Centers, Inc.(a)                       500     22,000
------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.29%

Family Dollar Stores, Inc.                          600     14,400
------------------------------------------------------------------
RETAIL (FOOD CHAINS) - 1.02%
BJ's Wholesale Club, Inc.(a)                        800     24,050
------------------------------------------------------------------
Wild Oats Markets, Inc.(a)                          850     25,792
------------------------------------------------------------------
                                                            49,842
------------------------------------------------------------------

RETAIL (SPECIALTY) - 4.98%

Claire's Stores, Inc.                               300      7,688
------------------------------------------------------------------
CSK Auto Corp.(a)                                 1,000     27,000
------------------------------------------------------------------
Electronics Boutique Holdings Corp.(a)              300      4,275
------------------------------------------------------------------
Footstar, Inc.(a)                                   400     14,875
------------------------------------------------------------------
General Nutrition Companies, Inc.(a)              1,200     27,975
------------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)                     800     17,600
------------------------------------------------------------------
Linens 'N Things, Inc.(a)                           700     30,625
------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND
42

                                                   MARKET
                                          SHARES   VALUE
RETAIL (SPECIALTY) - (CONTINUED)

Lithia Motors, Inc. - Class A(a)             600 $   12,300
-----------------------------------------------------------
Michaels Stores, Inc.(a)                     900     27,563
-----------------------------------------------------------
Rainbow Rentals, Inc.(a)                     600      6,900
-----------------------------------------------------------
Rent-A-Center, Inc.(a)                       800     19,200
-----------------------------------------------------------
Rent-Way, Inc.(a)                            876     21,572
-----------------------------------------------------------
Zale Corp.(a)                                650     26,000
-----------------------------------------------------------
                                                    243,573
-----------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 1.18%

AnnTaylor Stores Corp.(a)                    400     18,000
-----------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)             1,100     28,050
-----------------------------------------------------------
Wet Seal, Inc. - Class A(a)                  400     11,450
-----------------------------------------------------------
                                                     57,500
-----------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.59%

Allied Capital Corp.                       1,200     28,800
-----------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 3.83%

ACNielsen Corp.(a)                           800     24,200
-----------------------------------------------------------
Acxiom Corp.(a)                              920     22,943
-----------------------------------------------------------
Forrester Research, Inc.(a)                  200      5,000
-----------------------------------------------------------
HA-LO Industries, Inc.(a)                  1,650     16,294
-----------------------------------------------------------
Lamar Advertising Co.(a)                     550     22,516
-----------------------------------------------------------
Nielsen Media Research(a)                    933     27,290
-----------------------------------------------------------
Penton Media, Inc.                           600     14,550
-----------------------------------------------------------
Snyder Communications, Inc.(a)               700     22,925
-----------------------------------------------------------
TeleTech Holdings, Inc.(a)                   900      9,113
-----------------------------------------------------------
Young & Rubicam, Inc.                        500     22,719
-----------------------------------------------------------
                                                    187,550
-----------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 5.64%

Central Parking Corp.                        700     23,975
-----------------------------------------------------------
Copart, Inc.(a)                              800     17,000
-----------------------------------------------------------
F.Y.I., Inc.(a)                              600     18,825
-----------------------------------------------------------
INSpire Insurance Solutions, Inc.(a)       1,000     14,500
-----------------------------------------------------------
Iron Mountain, Inc.(a)                     1,050     30,056
-----------------------------------------------------------
Jones Lang LaSalle Inc.(a)                   300      8,944
-----------------------------------------------------------
MAXIMUS, Inc.(a)                             700     20,125
-----------------------------------------------------------
Pegasus Systems, Inc.(a)                     500     18,719
-----------------------------------------------------------
Pre-Paid Legal Services, Inc.(a)             900     24,469
-----------------------------------------------------------
Primark Corp.(a)                             700     19,644
-----------------------------------------------------------
Regis Corp.                                1,250     23,984
-----------------------------------------------------------
Stamps.com(a)                                300      5,250
-----------------------------------------------------------
Stewart Enterprises, Inc. - Class A        1,100     16,019
-----------------------------------------------------------
Sylvan Learning Systems, Inc.(a)             900     24,469
-----------------------------------------------------------
Trammell Crow Co.(a)                         600      9,863
-----------------------------------------------------------
                                                    275,842
-----------------------------------------------------------

                                                         MARKET
                                                SHARES   VALUE
SERVICES (COMPUTER SYSTEMS) - 2.01%

Insight Enterprises, Inc.(a)                       675 $   16,706
-----------------------------------------------------------------
Policy Management Systems Corp.(a)                 500     15,000
-----------------------------------------------------------------
Safeguard Scientifics, Inc.(a)                     200     12,400
-----------------------------------------------------------------
SunGard Data Systems, Inc.(a)                      800     27,600
-----------------------------------------------------------------
Sykes Enterprises, Inc.(a)                         800     26,700
-----------------------------------------------------------------
                                                           98,406
-----------------------------------------------------------------

SERVICES (DATA PROCESSING) - 2.79%

BISYS Group, Inc.(a)                               650     38,025
-----------------------------------------------------------------
CSG Systems International, Inc.(a)                 700     18,331
-----------------------------------------------------------------
Lason Holdings, Inc.(a)                            500     24,813
-----------------------------------------------------------------
MedQuist, Inc.(a)                                  600     26,250
-----------------------------------------------------------------
National Data Corp.                                400     17,100
-----------------------------------------------------------------
4Front Technologies, Inc.(a)                     1,200     11,850
-----------------------------------------------------------------
                                                          136,369
-----------------------------------------------------------------

SERVICES (EMPLOYMENT) - 1.30%

Heidrick & Sttuggles International, Inc.(a)      1,600     30,400
-----------------------------------------------------------------
Korn/Ferry International(a)                      1,000     17,000
-----------------------------------------------------------------
Labor Ready, Inc.(a)                               500     16,250
-----------------------------------------------------------------
                                                           63,650
-----------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 2.20%

Casella Waste Systems, Inc.(a)                   1,100     28,600
-----------------------------------------------------------------
Cornell Corrections, Inc.(a)                     1,100     18,081
-----------------------------------------------------------------
Tetra Tech, Inc.(a)                                900     14,850
-----------------------------------------------------------------
Wackenhut Corrections Corp.(a)                   1,100     21,794
-----------------------------------------------------------------
Waste Connections, Inc.(a)                         800     24,400
-----------------------------------------------------------------
                                                          107,725
-----------------------------------------------------------------

SPECIALTY PRINTING - 0.56%

World Color Press, Inc.(a)                       1,000     27,500
-----------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.80%

Powerwave Technologies, Inc.(a)                    800     25,800
-----------------------------------------------------------------
Western Wireless Corp. - Class A(a)                500     13,500
-----------------------------------------------------------------
                                                           39,300
-----------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 2.60%

CapRock Communications Corp.(a)                    400     16,200
-----------------------------------------------------------------
ITC DeltaCom, Inc.(a)                              900     25,200
-----------------------------------------------------------------
IXC Communications, Inc.(a)                        900     35,381
-----------------------------------------------------------------
Network Plus Corp.(a)                            1,600     33,400
-----------------------------------------------------------------
Viatel, Inc.(a)                                    300     16,838
-----------------------------------------------------------------
                                                          127,019
-----------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                        MARKET
                                                             SHARES     VALUE
WASTE MANAGEMENT - 1.51%

Catalytica, Inc.(a)                                             1,700 $   23,800
---------------------------------------------------------------------------------
Safety-Kleen Corp.(a)                                           1,400     25,375
---------------------------------------------------------------------------------
U.S. Liquids, Inc.(a)                                           1,000     20,875
---------------------------------------------------------------------------------
Waste Industries, Inc.(a)                                         200      3,575
---------------------------------------------------------------------------------
                                                                          73,625
---------------------------------------------------------------------------------
  Total Common Stocks & Other Equity Interests (Cost
   $3,948,620)                                                         4,469,855
---------------------------------------------------------------------------------

FOREIGN STOCKS - 1.81%

BERMUDA - 0.32%

Annuity and Life Reassurance (Holdings), Ltd. (Insurance -
  Life/Health)                                                    700     15,706
---------------------------------------------------------------------------------
CANADA - 0.67%

Biovail Corp. International (Health Care - Drugs - Generic
 & Other)(a)                                                      300     15,319
---------------------------------------------------------------------------------
Celestica Inc. (Electronics-Semiconductors)(a)                    400     17,325
---------------------------------------------------------------------------------
                                                                          32,644
---------------------------------------------------------------------------------

IRELAND - 0.54%

Ryanair Holdings PLC-ADR (Airlines)(a)                            500     26,500
---------------------------------------------------------------------------------

ISRAEL - 0.22%

Check Point Software Technologies Ltd. (Computers -
  Software & Services)(a)                                         200     10,725
---------------------------------------------------------------------------------

UNITED KINGDOM - 0.06%

Stolt Comex Seaway, S.A. (Oil & Gas - Exploration &
 Production)(a)                                                   250      2,719
---------------------------------------------------------------------------------
  Total Foreign Stocks (Cost $69,988)                                     88,294
---------------------------------------------------------------------------------
  Total Investments, Excluding Repurchase Agreements (Cost
   $4,018,608)                                                         4,558,149
---------------------------------------------------------------------------------
                                                            PRINCIPAL
                                                             AMOUNT
REPURCHASE AGREEMENT - 15.01%(c)

Dean Witter Reynolds, Inc., 4.85%, 07/01/99(d)
 (Cost $734,156)                                            $ 734,156    734,156
---------------------------------------------------------------------------------
TOTAL INVESTMENTS - 108.20%                                            5,292,305
=================================================================================
LIABILITIES LESS OTHER ASSETS - (8.20%)                                 (400,974)
=================================================================================
NET ASSETS - 100.00%                                                  $4,891,331
=================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the board of Directors. The market value at 06/30/99 represents 0.45% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 6/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government obligations.

Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Gtd   - Guaranteed
Pfd   - Preferred

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND
44

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, excluding Repurchase Agreement, at market
 value (cost $4,018,608)                                  $  4,558,149
----------------------------------------------------------------------
Repurchase Agreement (cost $734,156)                           734,156
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             14,995
----------------------------------------------------------------------
 Dividends and interest                                          1,072
----------------------------------------------------------------------
 Investments sold                                               68,687
----------------------------------------------------------------------
 Reimbursement from advisor                                      4,967
----------------------------------------------------------------------
Investment for deferred compensation plan                        4,108
----------------------------------------------------------------------
  Total assets                                               5,386,134
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         479,625
----------------------------------------------------------------------
 Deferred compensation plan                                      4,108
----------------------------------------------------------------------
Accrued directors' fees                                          1,844
----------------------------------------------------------------------
Accrued operating expenses                                       9,226
----------------------------------------------------------------------
  Total liabilities                                            494,803
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $  4,891,331
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                   521,151
======================================================================
Net asset value, offering and redemption price per share  $       9.39
======================================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                                   $ 10,230
--------------------------------------------------------------------
Dividends (net of $26 foreign withholding tax)                5,882
--------------------------------------------------------------------
   Total investment income                                   16,112
--------------------------------------------------------------------

EXPENSES:

Advisory fees                                                13,222
--------------------------------------------------------------------
Administrative services fees                                 18,686
--------------------------------------------------------------------
Custodian fees                                               19,706
--------------------------------------------------------------------
Directors' fees and expenses                                  3,648
--------------------------------------------------------------------
Professional fees                                            11,251
--------------------------------------------------------------------
Other                                                         2,666
--------------------------------------------------------------------
   Total expenses                                            69,179
--------------------------------------------------------------------
Less: Fees waived and reimbursed by advisor                 (48,201)
--------------------------------------------------------------------
Expenses paid indirectly                                        (59)
--------------------------------------------------------------------
   Net expenses                                              20,919
--------------------------------------------------------------------
Net investment income (loss)                                 (4,807)
--------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                    (77,077)
--------------------------------------------------------------------
   Option contracts                                          (1,254)
--------------------------------------------------------------------
   Foreign currencies                                           (30)
--------------------------------------------------------------------
                                                            (78,361)
--------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                    244,592
--------------------------------------------------------------------
   Foreign currencies                                            (4)
--------------------------------------------------------------------
                                                            244,588
--------------------------------------------------------------------
 Net gain from investment securities and futures contracts  166,227
--------------------------------------------------------------------
Net increase in net assets resulting from operations       $161,420
====================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998
(Unaudited)

                                                         JUNE 30,   DECEMBER 31,
OPERATIONS:                                                1999         1998
                                                        ----------  ------------
 Net investment income (loss)                           $   (4,807)   $    8,126
---------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies and futures contracts                 (78,361)     (254,021)
---------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities and foreign currencies                        244,588       294,948
---------------------------------------------------------------------------------
   Net increase in net assets resulting from operations    161,420        49,053
---------------------------------------------------------------------------------
 Dividends to shareholders from net investment income           --       (12,074)
---------------------------------------------------------------------------------
 Net increase from capital stock transactions            1,557,443     3,135,489
---------------------------------------------------------------------------------
   Net increase in net assets                            1,718,863     3,172,468
---------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                     3,172,468            --
---------------------------------------------------------------------------------
 End of period                                          $4,891,331    $3,172,468
=================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)             $4,692,073    $3,134,630
---------------------------------------------------------------------------------
 Undistributed net investment income (loss)                 (7,868)       (3,061)
---------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities and futures contracts                        (332,410)     (254,049)
---------------------------------------------------------------------------------
 Unrealized appreciation of investment securities          539,536       294,948
---------------------------------------------------------------------------------
                                                        $4,891,331    $3,172,468
=================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Capital Development Fund (the "Fund"). The Fund's investment objective is long-term capital appreciation. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
a. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities

                       AIM V.I. CAPITAL DEVELOPMENT FUND
46
   occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $204,323 as of December 31, 1998, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I
M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the six months ended June 30, 1999, AIM waived advisory fees and reimbursed expenses of $48,201.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $18,686 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $59 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $59 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1999 was $3,786,427 and $2,277,019, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 641,969
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (107,928)
-----------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 534,041
=======================================================================

 Cost of investments for tax purposes is $4,024,108.

NOTE 7 - CALL OPTION CONTRACTS
Transactions in call options written during the period ended June 30, 1999 are summarized as follows:

                        CALL OPTION
                         CONTRACTS
                     ------------------
                     NUMBER OF PREMIUMS
                     CONTRACTS RECEIVED
                     --------- --------
Beginning of Period       -     $   -
---------------------------------------
Written                   9       912
---------------------------------------
Closed                   (7)     (756)
---------------------------------------
Expired                  (2)     (156)
---------------------------------------
End of Period             -     $   -
=======================================

NOTE 8 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998 as follows:

                                JUNE 30,           DECEMBER 31,
                                  1999                 1998
                           -------------------  -------------------
                           SHARES     AMOUNT    SHARES     AMOUNT
                           -------  ----------  -------  ----------
Sold                       197,937  $1,740,318  403,978  $3,617,838
--------------------------------------------------------------------
Issued as reinvestment of
 distributions                   -           -    1,426      12,074
--------------------------------------------------------------------
Reacquired                 (21,236)   (182,875) (60,954)   (494,423)
--------------------------------------------------------------------
                           176,701  $1,557,443  344,450  $3,135,489
====================================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, and the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                      JUNE 30,     DECEMBER 31,
                                                      1999(a)          1998
                                                      --------     ------------
Net asset value, beginning of period                   $ 9.21         $10.00
-----------------------------------------------------  ------         ------
Income from investment operations:
  Net investment income                                 (0.01)          0.03 (a)
-----------------------------------------------------  ------         ------
  Net gains (losses) on securities (both realized and
   unrealized)                                           0.19          (0.78)
-----------------------------------------------------  ------         ------
   Total from investment operations                      0.18          (0.75)
-----------------------------------------------------  ------         ------
Less distributions:
  Dividends from net investment income                      -          (0.04)
-----------------------------------------------------  ------         ------
Net asset value, end of period                         $ 9.39         $ 9.21
=====================================================  ======         ======
Total return(b)                                          1.95%         (7.51)%
=====================================================  ======         ======


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)               $4,891         $3,172
=====================================================  ======         ======
Ratio of expenses to average net assets(c)               1.19%(d)       1.21%
=====================================================  ======         ======
Ratio of net investment income (loss) to average net
 assets(e)                                              (0.27)%(d)      0.62%
=====================================================  ======         ======
Portfolio turnover rate                                    49%            45%
=====================================================  ======         ======

(a) Calculated using average shares outstanding.
(b) Total returns is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 3.92% (annualized) and 5.80% (annualized) for 1999-1998 respectively.
(d) Ratios are annualized and based on average net assets of $3,555,211.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (3.01)% (annualized) and (3.97)% (annualized) for 1999-1998 respectively.

                       AIM V.I. CAPITAL DEVELOPMENT FUND
48

The Managers' Overview

INTEREST-RATE CONCERNS
RATTLE BOND MARKET
------------------------------------------------------------------------------------------------------------------------------------
Q. BOND PRICES GENERALLY DECLINED            investment-grade bonds, 32.16%;            raised the federal funds rate from 4.75%
DURING THE REPORTING PERIOD. HOW DID         high-yield bonds, 30.13%; foreign          to 5%. At the same time, the Fed
AIM V. I. DIVERSIFIED INCOME                 investment grade bonds, 28.38%;            announced that it had shifted from a
FUND PERFORM?                                and other assets, 9.33%. The fund's        tightening to a neutral bias,
A. The general drop in bond prices           corporate holdings spanned a wide range    indicating it planned no further
was reflected in the fund's -2.01% total     of industries. We believe this             rate hikes in the near future.
return for the six-month period ended        diversified investment strategy            That sparked a "relief rally" in the bond
June 30. While the weakness in the bond      can reduce risk and enhance potential      market, dropping the yield on the
market has adversely affected the fund's     returns.                                   30-year Treasury to 5.97% at the close
short-term performance, its long-term                                                   of the reporting period.
track record remains solid (see chart).      Q. HOW DID U.S. DOMESTIC                     Rising interest rates and an
                                             INVESTMENT-GRADE BONDS FARE?               overabundance of new issues hurt the
Q. WHAT WAS YOUR REACTION TO                 A. U.S. Treasury securities performed      performance of investment-grade corporate
THE SELLOFF IN THE BOND MARKET?              poorly because of heightened concerns      bonds. Still, investment-grade corporate
A. We used it as an opportunity to buy       that the Federal Reserve Board (the Fed)   bonds outperformed Treasuries. Yield
attractive bonds at reduced prices.          would raise interest rates to slow         differentials between Treasuries and
Additionally, in an effort to lower          economic growth and combat inflation.      investment-grade corporate bonds narrowed,
volatility, we reduced the fund's            The primary impetus for these concerns     but remained relatively wide at the end
weighted average maturity and duration.      was the unexpected rise in the inflation   of the reporting period.
The fund maintained an average               rate in April.
portfolio quality rating of BBB/Baa            Uncertainty concerning the extent to     Q. WHAT ABOUT HIGH-YIELD BONDS?
as measured by Standard & Poor's             which the Fed might raise interest         A. High-yield securities were among
Corporation and Moody's Investor Service     rates eroded Treasury prices in May        the best-performing segments of the bond
and other widely known credit-rating         and June, sending their yields higher.     market. High-yield bonds are less
agencies. These ratings are historical       The yield of the benchmark 30-year         sensitive to rising interest rates. The
and are based on analysis of the credit      U.S. Treasury bond soared from 5.09% at    value of a high-yield bond is largely
quality of the individual securities in      the beginning of the reporting period      dependent on the ability of its issuer
the fund's portfolio.                        to 6.16% on June 24, its highest level     to meet its debt obligations. When the
  At the end of the reporting period,        since 1997.                                economy is booming and companies are
the fund's total assets were divided           Speculation surrounding the Fed's        taking in more revenue, this
as follows: domestic                         possible action did not end until          generally bodes well for the issuers of
                                             June 30, when the central bank             high-yield bonds.


PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

TOP FIVE BOND HOLDINGS
                                     COUPON        MATURITY        %                         [PIE CHART APPEARS HERE]
1. ConAgra, Inc                      7.125%        10/2026        1.46%
2. Treuhandanstalt                   6.00%         11/2003        1.27                  High-Yield Bonds 30.13%
3. Niagara Mohawk Power Corp.        7.75%         10/2008        1.15                  Foreign Investment-Grade Bonds 28.38%
4. Time Warner, Inc.                 9.125%        01/2013        1.15                  Other - 9.33%
5. WMX Technologies, Inc.            7.10%         08/2026        1.13                  Domestic Investment-Grade Bonds 32.16%

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                       AIM V.I. DIVERSIFIED INCOME FUND                       49

Q. WHAT WERE SOME OF THE KEY TRENDS IN                                 [GRAPH APPEARS HERE]
FOREIGN-BOND MARKETS?
A. In most developed countries, the yields   RESULTS OF A $10,000 INVESTMENT
of government bonds rose, following the      -------------------------------
trend of U.S. Treasury yields. Other types   5/5/93 - 6/30/99                     AIM V.I. DIVERSIFIED INCOME FUND
of bonds generally outperformed government                                        LEHMAN AGGREGATE BOND INDEX
issues, and lower-rated bonds outperformed                AVERAGE ANNUAL TOTAL RETURNS
higher-rated securities. Foreign bond                     As of 6/30/99 including sales charges
markets were the beneficiaries of
relatively low inflation and interest                     Inception (5/5/93)        6.41%
rates. In Europe, sluggish economic                       5 Years                   7.69
growth caused the European Central Bank
to cut interest rates in April. The                                        AIM V.I.      LEHMAN
advent of the European Economic and                                      DIVERSIFIED    AGGREGATE
Monetary Union (the EMU) on January 1                 (In thousands)     INCOME FUND    BOND INDEX
proved to be a stimulus to the corporate                                 -------------------------
bond markets in the 11 member nations--                   5/5/93            10,000        10,000
Austria, Belgium, Finland, France,                        12/93             10,605        10,466
Germany, Ireland, Italy, Luxembourg, the                  12/94             10,068        10,160
Netherlands, Portugal and Spain.                          12/95             11,982        12,037
  Emerging-market debt, hurt by a                         12/96             13,204        12,474
succession of crises in developing                        12/97             14,444        13,679
nations such as Russia and Brazil,                        12/98             14,961        14,867
rebounded toward the end of the reporting                 6/99              14,660        14,664
period. Despite an improvement in
performance, emerging-market debt remained   MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN
volatile. However, this was of little        INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
consequence for the fund since it            SHOWN.
invests primarily in developed markets.
Foreign bond markets we liked                The performance figures shown represent the AIM V.I. Diversified Income Fund
included the United Kingdom, Canada          and are not intended to reflect actual annuity values, and do not reflect
and Germany.                                 charges at the separate account level which, if applied, would lower the
  For most of the reporting period, the      performance results. The Fund's performance figures are historical and
U.S. dollar was strong against most          reflect reinvestment of all distributions and changes in net asset value. The
major currencies, particularly the euro,     Fund's investment return and principal value will fluctuate so that Fund
the new EMU currency. The fund mitigated     shares, when redeemed, may be worth more or less than their original cost.
the effect of a strong dollar by             Source: Towers Data Systems HYPO--Registered Trademark--.
selectively hedging some of its                The Lehman Aggregate Bond Index is an unmanaged index generally
currency exposure.                           considered representative of treasury, agency, corporate, and mortgage-backed debt securities. Index performance is from 4/30/93 through 6/30/99. Source:
Q. WHAT IS YOUR OUTLOOK?                     Lehman Brothers.
A. In the United States, the economic          An investment cannot be made in any index listed. Index results include
climate appears to be favorable for          reinvested dividends.
bonds. Although there is still some            Higher-yielding, lower-rated corporate bonds, commonly known as "junk
question about the Fed's future actions,     bonds," have a greater risk of price fluctuation and loss of principal and
inflation remains low. Economic growth       income than U.S. Treasury securities, which offer a government guarantee as
is strong, corporate earnings are            to the repayment of principal and interest if held to maturity. Purchasers
solid and the country enjoys nearly          should carefully assess the risks associated with an investment in this Fund.
full employment. Moreover, bond yields         International investing presents certain risks not associated with
have risen nearly 1% since the beginning     investing solely in the United States. These include risks relating to
of the reporting period. This development    fluctuations in the value of the U.S. dollar relative to the values of other
could make bonds more attractive to          currencies, the custody arrangements made for the Fund's foreign holdings,
investors seeking a steady                   differences in accounting, political risks, and the lesser degree of public
source of income.                            information required to be provided by non-U.S. companies.
  In most other developed countries,         -------------------------------------------------------------------------------------
conditions are also "bond friendly."           In Europe, for example, inflation          Regardless, we believe that the fund
                                             remains low. Additionally, the             will be in a good position to take
                                             corporate mergers and restructurings       advantage of market trends. We plan
                                             now taking place in Europe should          to adhere to our three-faceted strategy
                                             increase profitability. We expect the      of investing in domestic investment-grade,
                                             EMU to continue to act as a stimulus       high-yield and foreign bonds. Because
                                             for the development of the corporate       these bonds tend to react differently to
                                             bond market in Europe, potentially         various economic and market conditions,
                                             increasing the fund's investment options.  we believe our strategy can enhance returns and reduce risk over
                                                                                        the long term.



50                     AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(a)     VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS & NOTES -
  65.23%

AGRICULTURAL PRODUCTS - 0.52%

Cargill, Inc., Notes, 6.875%,
 05/01/28 (Acquired 03/12/99; Cost $499,010)(b)          $  500,000 $   465,170
-------------------------------------------------------------------------------

AIR FREIGHT - 0.46%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05         400,000     411,000
-------------------------------------------------------------------------------

AIRLINES - 3.22%

Airplanes Pass Through Trust, Series D Gtd. Sub. Bonds,
 10.875%, 03/15/19                                          300,000     289,093
-------------------------------------------------------------------------------
Delta Air Lines, Inc., Deb.,
 9.00%, 05/15/16                                            825,000     900,537
-------------------------------------------------------------------------------
 10.375%, 12/15/22                                          600,000     745,404
-------------------------------------------------------------------------------
Dunlop Stand Aero Holdings, Sr. Notes, 11.875%,
 05/15/09 (Acquired 05/07/99; Cost $458,008)(b)             460,000     469,200
-------------------------------------------------------------------------------
United Air Lines, Inc., Pass Through Ctfs., 9.56%,
 10/19/18                                                   425,000     476,467
-------------------------------------------------------------------------------
                                                                      2,880,701
-------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.85%

Advance Stores Co., Inc., Series B Sr. Unsec. Gtd. Sub.
 Notes, 10.25%, 04/15/08                                    390,000     374,400
-------------------------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
 04/15/05                                                   380,000     383,800
-------------------------------------------------------------------------------
                                                                        758,200
-------------------------------------------------------------------------------

AUTOMOBILES - 0.51%

General Motors Corp., Deb., 8.80%,
 03/01/21                                                   400,000     455,816
-------------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.58%

Regions Financial Corp., Sub. Notes, 7.75%, 09/15/24        500,000     518,815
-------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 2.54%

Deutsche Bank Financial, Unsec. Gtd. Sub. Deb., 6.70%,
 12/13/06                                                   750,000     735,382
-------------------------------------------------------------------------------
First Union Bancorp, Sub. Deb., 7.50%,
 04/15/35                                                   800,000     823,128
-------------------------------------------------------------------------------
HSBC Holdings PLC (United Kingdom), Sub. Notes, 7.50%,
 07/15/09                                                   700,000     707,826
-------------------------------------------------------------------------------
                                                                      2,266,336
-------------------------------------------------------------------------------

BANKS (REGIONAL) - 0.33%

Mercantile Bancorp, Inc., Sub. Notes, 6.375%,
 01/15/04                                                   300,000     295,059
-------------------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 0.49%

Coca-Cola Enterprises, Inc., Putable Notes, 8.35%,
 06/20/20(c)                                              2,000,000     442,300
-------------------------------------------------------------------------------


                                                      PRINCIPAL    MARKET
                                                        AMOUNT      VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) - 4.91%

Comcast Cable Communications, Notes, 8.50%, 05/01/27  $  500,000 $   557,455
--------------------------------------------------------------------------------
CSC Holdings, Inc.,
 Sr. Unsec. Notes, 7.875%, 12/15/07                      500,000     503,760
--------------------------------------------------------------------------------
 Deb., 7.875%, 02/15/18                                  400,000     388,248
--------------------------------------------------------------------------------
 Deb., 7.625%, 07/15/18                                1,000,000     946,580
--------------------------------------------------------------------------------
Fox Family Worldwide, Inc., Sr. Unsec. Disc. Notes
 10.25%, 11/01/07(d)                                     840,000     529,200
--------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc. Notes, 11.875%,
 10/15/07(d)                                           1,000,000     582,500
--------------------------------------------------------------------------------
Liberty Media Group, Deb., 7.875%, 07/15/09(b)           400,000     397,616
--------------------------------------------------------------------------------
USA Networks, Inc., Sr. Unsec. Gtd. Notes, 6.75%,
 11/15/05                                                500,000     480,421
--------------------------------------------------------------------------------
                                                                   4,385,780
--------------------------------------------------------------------------------

CHEMICALS - 1.59%

Airgas, Inc., Medium Term Notes, 7.14%, 03/08/04         750,000     720,840
--------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                         500,000     556,040
--------------------------------------------------------------------------------
Sterling Chemicals, Inc., Sr. Unsec. Sub. Notes,
 11.75%, 08/15/06                                        185,000     143,375
--------------------------------------------------------------------------------
                                                                   1,420,255
--------------------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.45%

Rohm and Hass Co., Deb., 7.85%, 07/15/29(b)              400,000     399,708
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.47%

Dialog Corp. PLC (United Kingdom), Series A Sr. Sub.
 Yankee Notes, 11.00%, 11/15/07                          350,000     318,500
--------------------------------------------------------------------------------
Northern Telecom (Canada), Yankee Notes, 6.00%,
 09/01/03                                                100,000      98,701
--------------------------------------------------------------------------------
                                                                     417,201
--------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.57%

Exodus Communications, Sr. Unsec. Notes, 11.25%,
 07/01/08                                                480,000     507,600
--------------------------------------------------------------------------------

CONSUMER FINANCE - 0.90%

GMAC, Notes, 9.00%, 10/15/02                             750,000     806,775
--------------------------------------------------------------------------------

ELECTRIC COMPANIES - 2.52%

Cleveland Electric Illumination, Series D Sr. Sec.
 Notes, 7.88%, 11/01/17                                  500,000     512,468
--------------------------------------------------------------------------------
El Paso Electric Co.,
 Series D Sec. First Mortgage Bonds, 8.90%, 02/01/06     500,000     539,250
--------------------------------------------------------------------------------
 Series E Sec. First Mortgage Bonds, 9.40%,
  05/01/11                                               150,000     168,647
--------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
ELECTRIC COMPANIES - (CONTINUED)

Niagara Mohawk Power Corp., Series G Sr. Unsec. Notes,
 7.75%, 10/01/08                                         $1,000,000 $ 1,030,000
-------------------------------------------------------------------------------
                                                                      2,250,365
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.19%

Electronic Retailing Systems International, Inc., Sr.
 Disc. Notes, 13.25%, 02/01/04(d)                           590,000     168,150
-------------------------------------------------------------------------------

ENTERTAINMENT - 1.44%

Ascent Entertainment Group, Sr. Sec. Disc. Notes,
 11.875%, 12/15/04(d)                                       350,000     253,750
-------------------------------------------------------------------------------
Time Warner, Inc., Deb., 9.125%, 01/15/13                   900,000   1,029,429
-------------------------------------------------------------------------------
                                                                      1,283,179
-------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 2.41%

Associates Corp. of North America, Series B Sr. Deb.,
 7.95%, 02/15/10                                            750,000     794,235
-------------------------------------------------------------------------------
Finova Capital Corp., Unsec. Notes, 7.40%, 05/06/06         750,000     758,325
-------------------------------------------------------------------------------
Sumitomo Bank International Finance N.V. (Netherlands),
 Gtd. Sub. Notes, 8.50%, 06/15/09                           600,000     604,931
-------------------------------------------------------------------------------
                                                                      2,157,491
-------------------------------------------------------------------------------

FOODS - 1.58%

AmeriServe Food Distributors, Inc., Sr. Unsec. Gtd.
 Notes, 8.875%, 10/15/06                                    115,000     106,375
-------------------------------------------------------------------------------
ConAgra, Inc., Sr. Unsec. Notes, 7.125%, 10/01/26         1,300,000   1,307,774
-------------------------------------------------------------------------------
                                                                      1,414,149
-------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.44%

Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                           400,000     394,000
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.33%

ALARIS Medical, Inc., Sr. Unsec. Gtd. Sub. Notes,
 9.75%, 12/01/06                                            300,000     295,500
-------------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.46%

Team Health, Inc., Sr. Sub. Notes, 12.00%, 03/15/09
 (Acquired 03/05/99; Cost $400,000)(b)                      400,000     408,000
-------------------------------------------------------------------------------

HOMEBUILDING - 0.55%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes, 8.00%,
 02/01/09                                                   520,000     494,000
-------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.44%

Procter & Gamble Co. (The), Putable Deb., 8.00%,
 09/01/24                                                   350,000     390,943
-------------------------------------------------------------------------------

HOUSEWARES - 0.54%

Decora Industries, Inc., Series B Sr. Sec. Gtd. Notes,
 11.00%, 05/01/05                                           500,000     482,500
-------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.15%

Americo Life, Inc., Sr. Sub. Notes, 9.25%, 06/01/05          75,000      76,125
-------------------------------------------------------------------------------
Torchmark Corp., Notes, 7.875%,
 05/15/23                                                   950,000     950,922
-------------------------------------------------------------------------------
                                                                      1,027,047
-------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
IRON & STEEL - 0.40%

Acme Metals, Inc., Sr. Unsec. Gtd. Notes, 10.875%,
 12/15/07(e)                                             $  588,000 $    67,620
-------------------------------------------------------------------------------
GS Industries, Inc., Sr. Gtd. Notes, 12.00%, 09/01/04       350,000     290,500
-------------------------------------------------------------------------------
                                                                        358,120
-------------------------------------------------------------------------------

LODGING-HOTELS - 1.34%

Booth Creek Ski Holdings, Sr. Unsec. Gtd. Notes,
 12.50%, 03/15/07                                           390,000     345,150
-------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sec. First Mortgage
 Notes, 9.75%, 10/01/05                                     550,000     526,625
-------------------------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Yankee Notes, 10.625%,
 06/01/08                                                   430,000     325,725
-------------------------------------------------------------------------------
                                                                      1,197,500
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.60%

Elgin National Industries, Series B Sr. Unsec. Gtd.
 Notes, 11.00%, 11/01/07                                    240,000     238,800
-------------------------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd. Sub. Notes, 11.00%,
 04/15/07                                                   340,000     300,900
-------------------------------------------------------------------------------
                                                                        539,700
-------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.44%

MMI Products, Inc., Sr. Unsec. Sub. Notes, 11.25%,
 04/15/07                                                   380,000     391,400
-------------------------------------------------------------------------------

METALS MINING - 0.97%

Centaur Mining & Exploration Ltd. (Australia), Sr. Gtd.
 Yankee Notes, 11.00%, 12/01/07                             550,000     507,375
-------------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Yankee Unsec. Deb., 7.05%,
 11/01/05                                                   370,000     356,147
-------------------------------------------------------------------------------
                                                                        863,522
-------------------------------------------------------------------------------

NATURAL GAS - 2.38%

Dynegy, Inc., Sr. Unsec. Deb., 7.125%, 05/15/18             500,000     467,460
-------------------------------------------------------------------------------
Enron Corp.,
 Sr. Sub. Deb., 6.75%, 07/01/05                             450,000     444,578
-------------------------------------------------------------------------------
 Notes, 6.75%, 08/01/09                                     750,000     720,390
-------------------------------------------------------------------------------
K N Energy, Inc., Unsec. Deb., 7.35%, 08/01/26              500,000     493,965
-------------------------------------------------------------------------------
                                                                      2,126,393
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.55%

NRG Energy, Inc., Sr. Unsec. Notes, 7.50%, 06/01/09         500,000     493,240
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.90%

Chesapeake Energy Corp., Series B Sr. Unsec. Gtd.
 Notes, 9.625%, 05/01/05                                    175,000     164,500
-------------------------------------------------------------------------------
Queen Sand Resources, Inc., Sr. Unsec. Gtd. Notes,
 12.50%, 07/01/08                                           240,000     152,400
-------------------------------------------------------------------------------
Talisman Energy, Inc. (Canada), Yankee Deb., 7.125%,
 06/01/07                                                   500,000     488,080
-------------------------------------------------------------------------------
                                                                        804,980
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND
52

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
OIL & GAS (REFINING & MARKETING) - 0.33%

Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.125%, 07/01/06                                       $  330,000 $   295,350
-------------------------------------------------------------------------------

PERSONAL CARE - 1.08%

Alberto-Culver Corp., Unsec. Deb., 6.375%, 06/15/28       1,000,000     963,800
-------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.33%

AES Corp., Sr. Notes, 8.00%, 12/31/08                       750,000     708,750
-------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec. Bonds,
 8.48%, 09/15/28                                            450,000     481,847
-------------------------------------------------------------------------------
                                                                      1,190,597
-------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 1.85%

News America Holdings, Inc.,
 Sr. Gtd. Deb., 9.25%, 02/01/13                             750,000     845,333
-------------------------------------------------------------------------------
 Putable Bonds, 7.43%, 10/01/26                             500,000     506,450
-------------------------------------------------------------------------------
United News & Media PLC (United Kingdom), Yankee Notes,
 7.75%, 07/01/09                                            300,000     299,448
-------------------------------------------------------------------------------
                                                                      1,651,231
-------------------------------------------------------------------------------

RAILROADS - 1.92%

CSX Corp., Sr. Unsec. Putable Deb.,
 6.95%, 05/01/27                                            300,000     301,128
-------------------------------------------------------------------------------
 7.25%, 05/01/27                                            750,000     755,025
-------------------------------------------------------------------------------
Norfolk Southern Corp., Putable Bonds, 7.05%,
 05/01/37                                                   650,000     661,778
-------------------------------------------------------------------------------
                                                                      1,717,931
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.58%

Glenborough Properties, Series B Sr. Unsec. Notes,
 7.625%, 03/15/05                                           800,000     713,142
-------------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb., 7.35%, 12/01/17         750,000     696,840
-------------------------------------------------------------------------------
                                                                      1,409,982
-------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.30%

Plainwell, Inc., Series B Sr. Unsec. Sub. Notes,
 11.00%, 03/01/08                                           330,000     265,650
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.64%

CEX Holdings, Inc., Series B Sr. Unsec. Gtd. Sub.
 Notes, 9.625%, 06/01/08                                    370,000     348,725
-------------------------------------------------------------------------------
CSK Auto Inc., Series A Sr. Gtd. Sub. Notes, 11.00%,
 11/01/06                                                   260,000     269,100
-------------------------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub. Notes, 10.25%,
 06/01/08                                                   330,000     339,900
-------------------------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 08/15/08                                           500,000     503,750
-------------------------------------------------------------------------------
                                                                      1,461,475
-------------------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.83%

Big 5 Corp., Series B Sr. Unsec. Notes, 10.875%,
 11/15/07                                                   500,000     510,000
-------------------------------------------------------------------------------
J Crew Operating Corp., Sr. Sub. Notes, 10.375%,
 10/15/07                                                   240,000     236,400
-------------------------------------------------------------------------------
                                                                        746,400
-------------------------------------------------------------------------------

                                                        PRINCIPAL    MARKET
                                                          AMOUNT      VALUE
SAVINGS & LOAN COMPANIES - 0.91%

Sovereign Bancorp, Inc., Sub. Notes, 8.00%, 03/15/03    $  800,000 $   809,832
------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.35%

MDC Corporation, Inc. (Canada), Sr. Unsec. Sub. Yankee
 Notes, 10.50%, 12/01/06                                   300,000     313,500
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.68%

Hydrochem Industrial Service, Series B Sr. Sec. Gtd.
 Sub. Notes, 10.375%, 08/01/07                             170,000     153,850
------------------------------------------------------------------------------
Laidlaw, Inc. (Canada), Yankee Deb., 6.70%, 05/01/08       500,000     454,085
------------------------------------------------------------------------------
                                                                       607,935
------------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.41%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.375%, 01/15/08                                         380,000     370,500
------------------------------------------------------------------------------

SHIPPING - 0.31%

Pegasus Shipping Hellas Co. (Bermuda), Series A Sr.
 Sec. Gtd. Mortgage Notes, 11.875%, 11/15/04               500,000     277,500
------------------------------------------------------------------------------

SOVEREIGN DEBT - 2.57%

Province of Manitoba (Canada), Yankee Bonds, 7.75%,
 07/17/16                                                  700,000     755,384
------------------------------------------------------------------------------
Province of Quebec (Canada),
 Series A Putable Yankee Notes, 5.735%, 03/02/26           750,000     747,285
------------------------------------------------------------------------------
 Series A Yankee Notes, 6.29%, 03/06/26                    800,000     798,472
------------------------------------------------------------------------------
                                                                     2,301,141
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.95%

Clearnet Communications Inc. (Canada), Sr. Yankee
 Unsec. Disc. Notes, 14.75%, 12/15/05(d)                   110,000     100,650
------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec. Notes, 12.00%,
 11/01/08                                                  560,000     638,400
------------------------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub. Disc. Notes, 11.25%,
 02/01/08(d)                                               750,000     311,250
------------------------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Notes, 11.125%, 06/01/07        670,000     693,450
------------------------------------------------------------------------------
                                                                     1,743,750
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 4.28%

Bell Canada (Canada), Yankee Deb., 9.50%, 10/15/10         350,000     414,561
------------------------------------------------------------------------------
Call-Net Enterprises, Inc. (Canada), Sr. Unsec. Disc.
 Yankee Notes, 8.94%, 08/15/08(d)                          290,000     163,850
------------------------------------------------------------------------------
Centel Capital, Deb., 9.00%, 10/15/19                      320,000     376,803
------------------------------------------------------------------------------
Econophone, Inc., Sr. Unsec. Notes, 13.50%, 07/15/07       750,000     800,625
------------------------------------------------------------------------------
Esprit Telecom Group PLC (United Kingdom), Sr. Unsec.
 Yankee Notes, 11.50%, 12/15/07                            350,000     381,500
------------------------------------------------------------------------------
MCI Communications Corp., Putable Sr. Unsec. Deb.,
 7.125%, 06/15/27                                        1,000,000   1,010,570
------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                       PRINCIPAL    MARKET
                                                         AMOUNT      VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - (CONTINUED)

Tele1 Europe A.B. (Sweden), Sr. Notes, 13.00%,
 05/15/09(f)                                           $  400,000 $   420,000
-----------------------------------------------------------------------------
Versatel Telecom B.V. (Netherlands), Sr. Notes,
 13.25%, 05/15/08(f)                                      250,000     260,000
-----------------------------------------------------------------------------
                                                                    3,827,909
-----------------------------------------------------------------------------

TELEPHONE - 2.79%

Cable & Wireless Communications PLC (United Kingdom),
 Yankee Notes, 6.75%, 03/06/08                            750,000     720,870
-----------------------------------------------------------------------------
ESAT Telecom Group PLC (Ireland), Sr. Yankee Disc.
 Notes, 12.50%, 02/01/07(d)                               470,000     336,050
-----------------------------------------------------------------------------
NTL Communications Corp., Series B Sr. Unsec. Notes,
 11.50%, 10/01/08                                         440,000     487,300
-----------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.375%,
 07/15/43                                                 750,000     735,795
-----------------------------------------------------------------------------
Worldwide Fiber, Inc., Sr. Notes, 12.50%,
 12/15/05 (Acquired 01/28/99; Cost $215,250)(b)            210,00     212,625
-----------------------------------------------------------------------------
                                                                    2,492,640
-----------------------------------------------------------------------------

TRUCKERS - 0.45%

Travelcenters of America, Inc., Sr. Unsec. Gtd. Sub.
 Deb., 10.25%, 04/01/07                                   400,000     402,000
-----------------------------------------------------------------------------

TRUCKS & PARTS - 0.13%

Blue Bird Body Co., Series B Sr. Sub. Notes, 10.75%,
 11/15/06                                                 110,000     117,700
-----------------------------------------------------------------------------

WASTE MANAGEMENT - 1.52%

Browning-Ferris, Deb., 9.25%, 05/01/21                    350,000     346,343
-----------------------------------------------------------------------------
WMX Technologies, Inc., Unsec. Putable Notes, 7.10%,
 08/01/26                                               1,000,000   1,013,100
-----------------------------------------------------------------------------
                                                                    1,359,443
-----------------------------------------------------------------------------
  Total U.S. Dollar Denominated
   Non-Convertible Bonds & Notes
   (Cost $60,805,603)                                              58,297,161
-----------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS & NOTES -
  1.76%

RETAIL (SPECIALTY) - 0.54%

Amazon.com Inc., Conv. Deb., 4.75%,
 02/01/09, (Acquired 01/29/99; Cost $501,875)(b)          500,000     485,312
-----------------------------------------------------------------------------

SHIPPING - 0.65%

Hutchison Delta Finance (Cayman Islands), Conv.
 Unsec. Notes, 7.00%, 11/08/02                            500,000     580,000
-----------------------------------------------------------------------------

TELEPHONE - 0.57%

Bell Atlantic Financial Services, Inc., Conv. Bonds,
 4.25%, 09/15/05                                          500,000     511,099
-----------------------------------------------------------------------------
  Total U.S. Dollar Denominated Convertible Bonds &
   Notes (Cost $1,584,375)                                          1,576,411
-----------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(g)     VALUE
NON-U.S. DOLLAR DENOMINATED
 NON-CONVERTIBLE BONDS &
 NOTES - 17.99%

CANADA - 8.40%

Bank of Montreal (Banks-Money Center), Sub. Deb.,
 7.92%, 07/31/12                                    CAD     850,000 $   639,793
-------------------------------------------------------------------------------
Bell Mobility Cellular, Inc. (Telecommunications-
 (Cellular/Wireless), Deb., 6.55%, 06/02/08         CAD     750,000     503,597
-------------------------------------------------------------------------------
Canadian Oil Debco Inc.
 (Oil & Gas-Exploration & Production),
 Deb., 11.00%, 10/31/00                             CAD    450,000,     327,231
-------------------------------------------------------------------------------
Canadian Pacific Ltd.
 (Manufacturing-Diversified),
 Unsec. Notes, 5.85%, 03/30/09                      CAD     500,000     330,550
-------------------------------------------------------------------------------
Clearnet Communications Inc. (Telecommunications-
 Cellular/Wireless), Sr. Disc. Notes,
 11.75%, 08/13/07(d)                                CAD   1,500,000     687,139
-------------------------------------------------------------------------------
 10.40%, 05/15/08(d)                                CAD   1,600,000     651,510
-------------------------------------------------------------------------------
GMAC Canada Ltd. (Financial Diversified), Sr.
 Unsec. Gtd. Unsub. Notes,
 6.50%, 03/23/04                                    GBP     400,000     631,749
-------------------------------------------------------------------------------
Loblaw Co. Ltd. (Retail-Food Chains), Unsec.
 Notes, 6.45%, 03/01/39                             CAD     650,000     421,646
-------------------------------------------------------------------------------
Microcell Telecommunications, Sr. Yankee Unsec.
 Disc. Notes, 11.125%, 10/15/07(d)                  CAD   1,000,000     419,070
-------------------------------------------------------------------------------
NAV Canada (Services-Commercial & Consumer),
 Bonds, 7.40%, 06/01/27                             CAD   1,000,000     784,554
-------------------------------------------------------------------------------
Poco Petroleums Ltd.
 (Oil & Gas-Exploration & Production),
 Unsec. Deb., 6.60%, 09/11/07                       CAD     750,000     486,261
-------------------------------------------------------------------------------
Telegobe Canada, Inc. (Telephone), Unsec. Deb.,
 8.35%, 06/20/03                                    CAD     850,000     625,712
-------------------------------------------------------------------------------
TransCanada Pipelines (Natural Gas), Series Q
 Deb., 10.625%, 10/20/09                            CAD     500,000     442,694
-------------------------------------------------------------------------------
 Unsec. Notes, 8.55%, 02/01/06                      CAD     280,000     211,510
-------------------------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas), Unsec.
 Series V Deb., 6.45%, 12/18/06 (Acquired
 12/03/96; Cost $369,585)(b)                        CAD     500,000     345,792
-------------------------------------------------------------------------------
                                                                      7,508,808
-------------------------------------------------------------------------------

GERMANY - 0.67%

International Bank for Reconstruction &
 Development (Banks-Money Center), Unsec. Global
 Bonds, 7.125%, 04/12/05                            DEM   1,000,000     600,713
-------------------------------------------------------------------------------

NETHERLANDS - 2.50%

Dresdner Finance B.V. (Banks-Major Regional),
 Series 11 Gtd. Notes, 3.072%, 07/30/03             EUR     650,000     668,365
-------------------------------------------------------------------------------
Hypovereins Finance N.V. (Banks-Major Regional),
 Gtd. Series E Medium Term Notes, 6.00%, 03/12/07   DEM     210,000     116,420
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND
54

                                                             PRINCIPAL    MARKET
                                                             AMOUNT(g)     VALUE
NETHERLANDS - (CONTINUED)

KPNQWest B.V. (Telecommunications-Long
 Distance), Sr. Unsec. Notes, 7.125%, 06/01/09
 (Acquired 05/25/99; Cost $683,257)(b)                   EUR    650,000 $   669,890
-----------------------------------------------------------------------------------
Mannesmann Finance B.V. (Machinery Diversified),
 Gtd. Unsec. Unsub. Notes, 4.75%, 05/27/09               EUR    250,000     246,260
-----------------------------------------------------------------------------------
Prudential Financial B.V. (Investment
 Banking/Brokerage), Sr. Unsec. Gtd. Bonds,
 9.375%, 06/04/07                                        GBP    285,000     531,110
-----------------------------------------------------------------------------------
                                                                          2,232,045
-----------------------------------------------------------------------------------

NEW ZEALAND - 0.89%

Inter-American Development Bank, (Banks-Money
 Center), Unsec. Bonds, 5.75%, 04/15/04                  NZD  1,000,000     506,404
-----------------------------------------------------------------------------------
International Bank for Reconstruction &
 Development (Banks-Money Center), Sr. Unsec.
 Notes, 6.77%, 08/20/07(c)                               NZD  1,000,000     288,989
-----------------------------------------------------------------------------------
                                                                            795,393
-----------------------------------------------------------------------------------

SWEDEN - 1.34%

AB Spintab (Banks-Regional), Series 161 Unsec.
 Deb., 7.50%, 06/15/04                                   SEK  3,400,000     439,437
-----------------------------------------------------------------------------------
Stadshypotek A.B. (Banks-Regional), Series 1562
 Notes, 3.50%, 09/15/04                                  SEK  7,000,000     757,500
-----------------------------------------------------------------------------------
                                                                          1,196,937
-----------------------------------------------------------------------------------

UNITED KINGDOM - 3.48%

European Investment Bank (Banks-Money Center),
 Unsec. Unsub. Notes, 7.625%, 12/07/07                   GBP    375,000     656,404
-----------------------------------------------------------------------------------
Lloyds Bank PLC (Banks-Major Regional), Sub.
 Notes, 5.25%, 07/14/08                                  DEM    850,000     447,391
-----------------------------------------------------------------------------------
Merrill Lynch & Co. (Investment
 Banking/Brokerage), Sr. Unsec. Unsub. Notes,
 7.375%, 12/17/07                                        GBP    270,000     445,795
-----------------------------------------------------------------------------------
National Power PLC (Electric Companies), Sr.
 Unsec. Unsub. Notes, 8.00%, 02/21/07                    AUD    500,000     338,771
-----------------------------------------------------------------------------------
Sutton Bridge Financial Ltd. (Financial-
 Diversified), Gtd. Eurobonds, 8.625%, 06/30/22
 (Acquired 05/29/97; Cost $733,585)(b)                   GBP    450,000     812,449
-----------------------------------------------------------------------------------
Union Bank Switzerland London,
 (Banks-Major Regional),
 Unsec. Sub. Notes, 7.375%, 11/26/04                     GBP    250,000     411,393
-----------------------------------------------------------------------------------
                                                                          3,112,203
-----------------------------------------------------------------------------------

UNITED STATES - 0.71%

General Electric Capital Corp. (Financial-
 Diversified), Sr. Unsec. Unsub. Notes, 6.00%, 02/05/03  GBP    400,000     630,472
-----------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Non-
   Convertible Bonds & Notes (Cost $16,923,716)                          16,076,571
-----------------------------------------------------------------------------------

                                                       PRINCIPAL    MARKET
                                                       AMOUNT(g)     VALUE
NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
 NOTES - 1.25%

LUXEMBOURG - 0.61%

Daimler-Benz A.G. (Automobiles), Series WW Conv.
 Gtd. Unsub. Eurobonds,
 4.125%, 07/05/03                                  DEM    570,000 $   549,651
-----------------------------------------------------------------------------

UNITED KINGDOM - 0.64%

Telewest Communications PLC (Leisure Time-
 Products), Sr. Unsec. Conv. Notes, 5.25%,
 02/19/07                                          GBP    350,000     571,159
-----------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Convertible
   Bonds & Notes (Cost $1,052,352)                                  1,120,810
-----------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED GOVERNMENT BONDS &
 NOTES - 6.36%

AUSTRALIAN DOLLAR - 1.07%

New South Wales Treasury Corp., Gtd., Notes,
 7.00%, 04/01/04                                   AUD  1,400,000     957,938
-----------------------------------------------------------------------------

BRITISH POUND STERLING - 0.81%

Federal National Mortgage Association, 6.875%,
 06/07/02                                          GBP    450,000     727,085
-----------------------------------------------------------------------------

CANADIAN DOLLAR - 1.67%

British Columbia Municipal Finance Authority,
 Bonds, 7.75%, 12/01/05                            CAD    500,000     373,292
-----------------------------------------------------------------------------
Ontario Province, Unsec. Sr. Unsub. Notes, 8.00%,
 03/11/03                                          CAD    750,000     545,405
-----------------------------------------------------------------------------
Province of Ontario, Sr. Unsub. Notes, 6.25%,
 12/03/08                                          NZD  1,000,000     481,050
-----------------------------------------------------------------------------
Quebec (Province of), Deb., 9.375%, 01/16/23       CAD    100,000      93,285
-----------------------------------------------------------------------------
                                                                    1,493,032
-----------------------------------------------------------------------------

DANISH KRONE - 0.68%

Kingdom of Denmark, Bonds, 7.00%, 12/15/04         DKK  3,900,000     608,202
-----------------------------------------------------------------------------

EURO - 1.94%

Bundesrepublik Deutschland, Series 92 Bonds,
 7.25%, 10/21/02                                   EUR    520,000     595,069
-----------------------------------------------------------------------------
Treuhandanstalt, Gtd. Notes, 6.00%, 11/12/03       EUR  1,020,000   1,137,014
-----------------------------------------------------------------------------
                                                                    1,732,083
-----------------------------------------------------------------------------

NEW ZEALAND DOLLAR - 0.19%

New Zealand Government, Bonds,
 10.00%, 03/15/02                                  NZD    145,000      84,942
-----------------------------------------------------------------------------
 8.00%, 04/15/04                                   NZD    145,000      82,309
-----------------------------------------------------------------------------
                                                                      167,251
-----------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Government
   Bonds & Notes
   (Cost $5,914,805)                                                5,685,591
-----------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                     MARKET
                                                            SHARES    VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS - 1.88%

BANKS (REGIONAL) - 1.84%

First Republic Capital Corp., Series A-$105 Pfd. (Acquired
 05/26/99; Cost $750,000)(b)                                   750 $   750,469
------------------------------------------------------------------------------
Societe Generale (France)                                    2,150     378,679
------------------------------------------------------------------------------
Westpac Banking Corp., STRYPES Trust-$3.135
 Conv. Pfd.                                                 16,000     518,000
------------------------------------------------------------------------------
                                                                     1,647,148
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.04%

Nextel Communications, Inc.-Class A(h)                         742      37,239
------------------------------------------------------------------------------
  Total Common Stocks & Other Equity Interests
   (Cost $1,535,880)                                                 1,684,387
------------------------------------------------------------------------------

WARRANTS - 0.08%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.00%

Knology Holdings, Inc., expiring 10/15/07 (Acquired
 03/12/98; Cost $0)(b)(i)                                    1,000       2,250
------------------------------------------------------------------------------
Wireless One, Inc., expiring 10/19/00(i)                       420           4
------------------------------------------------------------------------------
                                                                         2,254
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.00%

Electronic Retailing Systems International, Inc., expiring
 02/01/04(i)                                                   590       2,950
------------------------------------------------------------------------------

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc., expiring 04/15/03(i)                  230           2
------------------------------------------------------------------------------

PERSONAL CARE - 0.00%

IHF Capital, Inc., Series I, expiring 11/14/99(i)              150          75
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.02%

Clearnet Communications Inc. (Canada), expiring
 09/15/05(i)                                                   891       7,573
------------------------------------------------------------------------------
Loral Space & Communications, Ltd.,
 expiring 01/15/07(i)                                          580       6,090
------------------------------------------------------------------------------
                                                                        13,663
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.02%

Versatel Telecom International N.V. (Netherlands),
 expiring 05/15/08(i)                                          250      12,563
------------------------------------------------------------------------------

TELEPHONE - 0.04%

Esat Telecom Group PLC, expiring 02/01/07(i)                   470      37,835
------------------------------------------------------------------------------
  Total Warrants (Cost $7,590)                                          69,342
------------------------------------------------------------------------------

                                           PRINCIPAL    MARKET
                                             AMOUNT      VALUE
U.S. TREASURY SECURITIES - 1.18%

U.S. TREASURY NOTES - 1.18%

6.875%, 02/15/08 (Cost $1,045,625)         $1,000,000 $ 1,053,450
-----------------------------------------------------------------

REPURCHASE AGREEMENT - 1.53%(j)

Dean Witter Reynolds, Inc., 4.85%,
 07/01/99 (Cost $1,369,762)(k)              1,369,762   1,369,762
-----------------------------------------------------------------
TOTAL INVESTMENTS - 97.26%                             86,933,485
-----------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 2.74%                   2,444,967
-----------------------------------------------------------------
NET ASSETS - 100.00%                                  $89,378,452
=================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Principal amount is in U.S. Dollars, except as indicated by note (g).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/99 was $2,327,856 which represents 2.60% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Consist of more than one class of Securities traded together as a unit. In addition to the debt obligations listed, each unit contains warrants that enable the holder to purchase common stock in the issuer at a predetermined price per share of common stock.
(g) Foreign denominated security. Par value and coupon rate are denominated in currency of country indicated.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government obligations.

Investment Abbreviations:

ADR     - American Depositary Receipt
AUD     - Australian Dollar
CAD     - Canadian Dollars
Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
DEM     - German Deutsche Mark
DKK     - German Deutsche Mark
Disc.   - Discounted
EUR     - Euro Currency
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
PRIDES  - Preferred Redemption Increase Dividend Equity Security
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured

See Notes to Financial Statements.

                       AIM V.I. DIVERSIFIED INCOME FUND
56

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value  (cost $90,239,708)          $86,933,485
---------------------------------------------------------------------
Receivables for:
 Investments sold                                           1,620,809
---------------------------------------------------------------------
 Forward currency contracts                                   161,031
---------------------------------------------------------------------
 Forward currency contracts closed                             91,609
---------------------------------------------------------------------
 Capital stock sold                                           979,208
---------------------------------------------------------------------
 Dividends and interest                                     1,568,379
---------------------------------------------------------------------
Investment for deferred compensation plan                      22,399
---------------------------------------------------------------------
Other assets                                                      509
---------------------------------------------------------------------
  Total assets                                             91,377,429
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                      1,896,723
---------------------------------------------------------------------
 Forward currency contracts closed                              7,668
---------------------------------------------------------------------
 Capital stock reacquired                                       5,018
---------------------------------------------------------------------
 Deferred compensation plan                                    22,399
---------------------------------------------------------------------
Accrued advisory fees                                          43,428
---------------------------------------------------------------------
Accrued directors' fees                                         1,940
---------------------------------------------------------------------
Accrued operating expenses                                     21,801
---------------------------------------------------------------------
  Total liabilities                                         1,998,977
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $89,378,452
---------------------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                8,335,306
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     10.72
=====================================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                                           $ 3,609,242
-------------------------------------------------------------------------------
Dividends (net of $1,894 foreign withholding tax)                       50,934
-------------------------------------------------------------------------------
  Total investment income                                            3,660,176
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          275,191
-------------------------------------------------------------------------------
Administrative services fees                                            25,752
-------------------------------------------------------------------------------
Custodian fees                                                          21,199
-------------------------------------------------------------------------------
Directors' fees and expenses                                             4,228
-------------------------------------------------------------------------------
Other                                                                   28,887
-------------------------------------------------------------------------------
  Total expenses                                                       355,257
-------------------------------------------------------------------------------
Less: Expenses paid directly                                              (598)
-------------------------------------------------------------------------------
  Net expenses                                                         354,659
-------------------------------------------------------------------------------
Net investment income                                                3,305,517
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                             (2,114,642)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (32,829)
-------------------------------------------------------------------------------
  Forward currency contracts                                           474,201
-------------------------------------------------------------------------------
                                                                    (1,673,270)
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                             (3,392,196)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (13,695)
-------------------------------------------------------------------------------
  Forward currency contracts                                            24,953
-------------------------------------------------------------------------------
                                                                    (3,380,938)
-------------------------------------------------------------------------------
  Net gain (loss) on investment securities, foreign currencies and
   forward currency contracts                                       (5,054,208)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(1,748,691)
===============================================================================

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                     JUNE 30,    DECEMBER 31,
                                                       1999          1998
                                                    -----------  ------------
OPERATIONS:

 Net investment income                              $ 3,305,517  $ 6,761,255
-----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and forward
  currency contracts                                 (1,673,270)    (884,777)
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities, foreign
  currencies and forward currency contracts          (3,380,938)  (2,586,149)
-----------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                 (1,748,691)   3,290,329
-----------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                                      -   (4,724,444)
-----------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                                       -   (1,507,363)
-----------------------------------------------------------------------------
 Net increase (decrease) from capital stock
  transactions                                       (5,318,210)  10,068,179
-----------------------------------------------------------------------------
    Net increase (decrease) in net assets            (7,066,901)   7,126,701
-----------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                    96,445,353   89,318,652
-----------------------------------------------------------------------------
End of year                                         $89,378,452  $96,445,353
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $85,405,215  $90,723,425
-----------------------------------------------------------------------------
 Undistributed net investment income                  9,110,667    5,805,150
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  forward currency contracts                         (1,984,869)    (311,599)
-----------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities, foreign currencies and
  forward currency contracts                         (3,152,561)     228,377
-----------------------------------------------------------------------------
                                                    $89,378,452  $96,445,353
=============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Diversified Income Fund (the "Fund"). The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Equity securities which are listed or traded on an exchange or the NASDAQ National Market System are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Securities for which market quotations are either not readily

                       AIM V.I. DIVERSIFIED INCOME FUND
58
   available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities as well as corporate bonds and U.S. Government securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. It is the policy of the Fund not to amortize premiums on bonds for financial reporting purposes. Realized gains or losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - For federal income tax purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $299,947 as of December 31, 1998, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding forward currency contracts at June 30, 1999 were as follows:

                            CONTRACT TO                                UNREALIZED
SETTLEMENT            ----------------------------                    APPRECIATION
  DATE                 DELIVER         RECEIVE          VALUE        (DEPRECIATION)
----------            ----------     -----------     -----------     --------------
08/10/99      AUD        350,000     $   234,626     $   231,470        $  3,156
08/04/99      CAD      8,000,000       5,482,945       5,432,000          50,945
08/04/99      CAD      1,000,000         686,518         679,000           7,518
10/08/99      EUR      1,300,000       1,359,384       1,350,216           9,168
08/31/99      GBP      2,000,000       3,194,000       3,153,906          40,094
10/06/99      GBP      1,400,000       2,218,664       2,208,755           9,909
08/26/99      NZD        800,000         438,080         424,027          14,053
08/26/99      NZD        300,000         160,305         159,010           1,295
07/22/99      SEK     10,000,000       1,204,602       1,179,709          24,893
                                     -----------     -----------        --------
                                     $14,979,124     $14,818,093        $161,031
                                     ===========     ===========        ========

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of such Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $25,752 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,946 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $598 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $598 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did

                       AIM V.I. DIVERSIFIED INCOME FUND
not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $35,860,638 and $36,892,301, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $ 1,228,417
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,534,640)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $(3,306,223)
==========================================================================

 Investments have the same cost for tax and financial statement purposes.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                  JUNE 30,               DECEMBER 31,
                                    1999                     1998
                           -----------------------  ------------------------
                             SHARES      AMOUNT       SHARES       AMOUNT
                           ----------  -----------  ----------  ------------
Sold                        1,370,512  $14,814,183   2,291,048  $ 26,553,679
-----------------------------------------------------------------------------
Issued as reinvestment of
 distributions                      -            -     569,635     6,231,807
-----------------------------------------------------------------------------
Reacquired                 (1,854,175) (20,132,393) (1,956,150)  (22,717,307)
-----------------------------------------------------------------------------
                             (483,663) $(5,318,210)    904,533  $ 10,068,179
=============================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                                DECEMBER 31,
                          JUNE 30,     ----------------------------------     JANUARY 31,
                            1999        1998     1997     1996     1995          1995
                          --------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period      $ 10.94      $ 11.29  $ 10.33  $ 10.00  $  9.12       $ 10.46
-------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income      0.43         0.75     0.73     0.73     0.69          0.76
-------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)              (0.65)       (0.35)    0.24     0.28     0.94         (1.42)
-------------------------------------------------------------------------------------------
   Total from investment
    operations              (0.22)        0.40     0.97     1.01     1.63         (0.66)
-------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            -        (0.57)   (0.01)   (0.68)   (0.75)        (0.68)
-------------------------------------------------------------------------------------------
  Distributions from net
   realized capital
   gains                        -        (0.18)      --       --       --            --
-------------------------------------------------------------------------------------------
   Total distributions          -        (0.75)   (0.01)   (0.68)   (0.75)        (0.68)
-------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $ 10.72      $ 10.94  $ 11.29  $ 10.33  $ 10.00       $  9.12
===========================================================================================
Total return(a)             (2.01)%       3.58%    9.39%   10.19%   18.11%        (6.35)%
===========================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $89,378      $96,445  $89,319  $63,624  $44,630       $25,271
===========================================================================================
Ratio of expenses to
 average net assets          0.77%(b)     0.77%    0.80%    0.86%    0.88%(c)      0.91%(d)
===========================================================================================
Ratio of net investment
 income to average net
 assets                      7.21%(b)     6.99%    6.90%    7.09%    7.65%(c)      8.07%(d)
===========================================================================================
Portfolio turnover rate        40%          50%      52%      76%      72%          100%
===========================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $92,490,410.
(c) Annualized.
(d) After fee waivers and/or expense reimbursement. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.03% and 7.95%, respectively.

                       AIM V.I. DIVERSIFIED INCOME FUND
60

The Managers' Overview

TELECOMMUNICATIONS HOLDINGS
BOOST FUND PERFORMANCE

Q. MARKET PERFORMANCE IMPROVED          that it would return to a neutral rate          66.96% of the fund's total net assets
SIGNIFICANTLY IN THE FIRST HALF OF      policy, signaling that as of June 30            invested in the United States as
1999. HOW DID AIM V.I. GLOBAL UTILITIES interest-rate increases were unlikely           domestic utility markets remained
FUND PERFORM?                           in the near future.                             strong. Europe continued to be the
A. For the six-month reporting period                                                   fund's largest overseas region,
ended June 30, 1999, cumulative total   Q. GIVEN CURRENT MARKET CONDITIONS,             representing approximately 14.20% of
return for AIM V.I. Global Utilities    HOW DID YOU MANAGE THE FUND?                    the portfolio.
Fund was a strong 7.03%. Fund           A. We continued to emphasize electric
performance outpaced the 6.78% return   utilities and the telecommunications            Q. ELECTRIC COMPANIES REPRESENTED THE
of the Lipper Utility Funds Index and   industry. Telecommunications stocks,            FUND'S LARGEST INDUSTRY ON JUNE 30.
the 3.17% return of the Dow Jones       which represented approximately 7.24%           WHAT ARE THE MAJOR TRENDS IN THIS
average of 15 utilities.                of total net assets on June 30, fared           INDUSTRY?
                                        well during the reporting period,               A. Deregulation is changing the U.S.
Q. WHAT WERE THE MAJOR TRENDS IN THE    reflecting the sector's dynamic growth.         electric-utility market in several
FINANCIAL MARKETS DURING THE REPORTING  For the past several years, the                 ways. First, fewer electric companies
PERIOD?                                 telecom market has grown at more                are paying high dividends. This trend
A. U.S. equity markets regained their   than twice the rate of the overall              continues as corporations reinvest
momentum in the first half of 1999 as   economy. In 1998, the S&P 500 returned          their earnings to promote growth rather
major market indexes-the Dow, the S&P   28%, while the two leading components           than to pay dividends. Secondly,
500 and the Nasdaq-reached record       of that index--technology and                   deregulation has prompted a number of
highs. During the first quarter of      communications--were up 72% and up 49%,         electric utilities to look beyond their
1999, the broadening of earnings        respectively.                                   original markets. Some electric
sparked investor interest in mid- and      At the reporting period's end, the           companies are exiting the power-
small-cap companies. The recovery       fund remained fully invested and well           generation part of the business, which
extended to a wide range of industries  diversified with more than 140 holdings,        is turning very competitive, and are
that had suffered during the market     up from approximately 110 six months            focusing on distribution, which remains
narrowness of the last few years. As a  ago. We ended the reporting period with         regulated. An example of this type of
result of this dramatic shift in market                                                 company is Sierra Pacific Resources,
sentiment, traditional large-cap growth                                                 which buys
stocks were no longer the dominant
market drivers at the reporting         PORTFOLIO COMPOSITION
period's end.
   In Europe, stock market indexes      As of 6/30/99, based on total net assets
have risen back to the historic highs
reached in mid-1998, but in U.S.-dollar TOP 10 EQUITY HOLDINGS                   TOP 10 INDUSTRIES
terms were still lower. The euro has
had a weak start since its inception in  1. MCI WorldCom Inc.              2.73%  1. Electric Companies                 22.39%
January, caused by a weakening of        2. Ameritech Corp.                2.66   2. Telephone                          21.76
sentiment toward the region when         3. Williams Companies, Inc. (The) 2.64   3. Finance (Asset Management)         10.52
economic growth disappointed.            4. SBC Communications Inc.        2.57   4. Telecommunications (Long Distance) 10.03
Meanwhile, economic growth around the    5. Lucent Technologies Inc.       2.07   5. Natural Gas                         8.15
rest of the world showed signs of        6. Qwest Communications           1.51   6. Communications Equipment            5.87
improvement or continued strong, as         International Inc.                    7. Broadcasting (Television & Radio)   3.26
in the United States.                    7. Century Tel, Inc.              1.44   8. Power Producers (Independent)       2.45
   On June 30, the Federal Reserve       8. Redback Networks, Inc.         1.39   9. Computers (Networking)              2.45
Board (the Fed) raised the federal       9. Nokia Oyj A.B.-Class A-ADR     1.28  10. Services (Commercial & Consumer)    2.26
funds rate from 4.75% to 5% to slow     10. Univision Communications, Inc. 1.28
economic growth and combat inflation.
At the same time, the Fed announced     The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                       AIM V.I. GLOBAL UTILITIES FUND                        61

power and then sells it to some                                       [GRAPH APPEARS HERE]
287,000 clients in Nevada and
California's Lake Tahoe region. On the       RESULTS OF A $10,000 INVESTMENT
other hand, another group of electric        5/2/94 - 6/30/99
companies is focusing on the
competitive power-generation and             AVERAGE ANNUAL TOTAL RETURNS
related businesses. The focus of these       As of 6/30/99
companies is clearly to boost growth         Inception (5/2/94)           15.36%
rates.                                       5 Year                       16.70
                                             1 Year                       14.06
Q. WHAT HOLDINGS CONTRIBUTED TO THE
FUND'S STRONG PERFORMANCE SO FAR        (In thousands)   AIM V.I. GLOBAL UTILITIES FUND    S&P 500      LIPPER UTILITY FUND INDEX
IN 1999?                                                 --------------------------------------------------------------------------
A. The best-performing stocks during         5/2/94                   10,000               10,000                10,000
the reporting period were in the             6/94                      9,660                9,903                 9,516
domestic telecommunications area. MCI        12/94                     9,708               10,384                 9,593
WorldCom boosted fund performance            6/95                     10,829               12,481                10,677
because the company was well positioned      12/95                    12,303               14,283                12,194
to take advantage of the fastest-            6/96                     12,737               15,724                12,588
growing segment of the                       12/96                    13,789               17,561                13,331
telecommunications industry--data            6/97                     14,909               21,179                14,374
communications. Qwest Communications         12/97                    16,772               23,418                16,759
also contributed positively to the           6/98                     18,332               27,564                18,137
fund's strong performance. The company       12/98                    19,537               30,109                19,842
is building a national network designed      6/99                     21,186               33,879                20,910
to accommodate state-of-the-art data
communication.                               MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN
   The fund participated successfully        INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
in the initial public offering (IPO)         SHOWN.
of Redback Networks, which provides
subscriber-management products to the        The performance figures shown represent AIM V.I. Global Utilities Fund and
growing market for high-speed data and       are not intended to reflect actual annuity values, and do not reflect charges
voice communications. According to           at the separate account level which, if applied, would lower the performance
Hoover's Inc., a leading provider of         results. The fund's performance figures are historical and reflect
business information on the Web,             reinvestment of all distributions and changes in the net asset value. The
Redback Networks was the best-returning      fund's investment return and principal value will fluctuate, so fund shares,
IPO launched during the second quarter       when redeemed, may be worth more or less than their original cost. Had fees
of 1999, up more than 446% for the           and expenses not been waived in the past, returns would have been lower.
quarter.                                        The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks. The Dow Jones
Q. WHAT IS YOUR OUTLOOK FOR THE              Industrial Average (the Dow) is a price-weighted average of 30 actively
REMAINDER OF 1999?                           traded primarily industrial stocks.
A. We continue to see many                      The Lipper Utility Funds Index is an average of the 30 largest utility
opportunities in the utilities sector.       funds tracked by Lipper, Inc., an independent mutual-fund performance
Deregulation in the United States and        monitor.
privatization abroad are two powerful           The Nasdaq (National Association of Securities Dealers Automated
forces that are opening up markets           Quotation system) Composite Index is a market-value-weighted index comprising
worldwide, allowing well-managed             all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq
companies to reap the benefits. There        Stock Market. It includes more than 5,000 companies and is often considered
are plenty of opportunities in               representative of the small and medium-size company stock universe. While it
domestic stocks, especially in the           includes many small and mid-sized company stocks, large-capitalization
telecom industry. Many telecom firms         technology companies tend to dominate the Nasdaq Index.
have transformed themselves into                The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a
high-growth businesses by taking             group of unmanaged securities widely regarded by investors to be
advantage of growing markets                 representative of the stock market in general.
for Internet, data and cellular                 An investment cannot be made in any index listed. Unless otherwise
service. Consumer demand for                 indicated, index results include reinvested dividends and do not
high-speed Internet access is on             reflect sales charges.
the rise,
                                             and analysts believe the next two years         firms and regional Bells to continue,
                                             will be a boom for broadband technology-with    as exemplified by the recently propose
                                             which a single channel can carry                joining of SBC Communications and
                                             several channels simultaneously. The            Ameritech. Given the fund's sizable
                                             strong demand for broadband access is           stake in telecommunications and
                                             leading to increased expenditures by            telephone stocks, we believe that
                                             competitive local-exchange carriers as          AIM V.I. Global Utilities Fund is pois
                                             they prepare for competition. In the            to benefit from these trends.
                                             domestic market, we expect the merger
                                             Internet activity between telecommunications

62                        AIM V.I. GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 1999 (Unaudited)

                                                          MARKET
                                            SHARES         VALUE
DOMESTIC COMMON STOCKS - 51.31%

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.32%

United GlobalCom, Inc. - Class A(a)            2,900 $      196,112
-------------------------------------------------------------------
Univision Communications, Inc.(a)              6,100        402,600
-------------------------------------------------------------------
                                                            598,712
-------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 4.61%

ANTEC Corp.(a)                                 4,000        128,250
-------------------------------------------------------------------
Copper Mountain Networks, Inc.(a)              1,100         84,975
-------------------------------------------------------------------
Juniper Networks, Inc.(a)                        800        119,200
-------------------------------------------------------------------
Lucent Technologies, Inc.                      9,700        654,144
-------------------------------------------------------------------
NorthPoint Communications Group, Inc.(a)       4,900        178,850
-------------------------------------------------------------------
Tellabs, Inc.(a)                               4,200        283,762
-------------------------------------------------------------------
                                                          1,449,181
-------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.18%

Cisco Systems, Inc.(a)                         2,000        129,000
-------------------------------------------------------------------
Redback Networks, Inc.(a)                      3,500        439,469
-------------------------------------------------------------------
Rhythms NetConnections, Inc.(a)                2,000        116,750
-------------------------------------------------------------------
                                                            685,219
-------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.41%

Clarent Corp.                                  3,700         55,500
-------------------------------------------------------------------
Covad Communications Group, Inc.(a)            1,350         71,972
-------------------------------------------------------------------
                                                            127,472
-------------------------------------------------------------------

ELECTRIC COMPANIES - 12.41%

Allegheny Energy, Inc.                         7,300        234,056
-------------------------------------------------------------------
BEC Energy                                     3,400        140,250
-------------------------------------------------------------------
Carolina Power & Light Co.                     4,400        188,375
-------------------------------------------------------------------
DQE, Inc.                                      7,000        280,875
-------------------------------------------------------------------
Edison International                          13,000        347,750
-------------------------------------------------------------------
Energy East Corp.                             10,400        270,400
-------------------------------------------------------------------
FirstEnergy Corp.                              4,500        139,500
-------------------------------------------------------------------
FPL Group, Inc.                                5,600        305,900
-------------------------------------------------------------------
IPALCO Enterprises, Inc.                       4,000         84,750
-------------------------------------------------------------------
New Century Energies, Inc.                     4,500        174,656
-------------------------------------------------------------------
NiSource, Inc.                                 9,200        237,475
-------------------------------------------------------------------
Pinnacle West Capital Corp.                    7,400        297,850
-------------------------------------------------------------------
Public Service Co. of New Mexico               6,800        135,150
-------------------------------------------------------------------
Sierra Pacific Resources                       3,700        134,587
-------------------------------------------------------------------
Southern Co.                                  11,600        307,400
-------------------------------------------------------------------
Teco Energy, Inc.                             12,300        279,825
-------------------------------------------------------------------
Texas Utilities Co.                            5,240        216,150
-------------------------------------------------------------------
Unicom Corp.                                   3,400        131,112
-------------------------------------------------------------------
                                                          3,906,061
-------------------------------------------------------------------

                                                               MARKET
                                                  SHARES       VALUE
ELECTRONICS (INSTRUMENTATION) - 0.91%

Quanta Services, Inc.(a)                             6,500 $      286,000
-------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.60%

Superior TeleCom, Inc.                               7,556        188,900
-------------------------------------------------------------------------

NATURAL GAS - 3.68%

Enron Corp.                                          2,800        228,900
-------------------------------------------------------------------------
Public Service Co. of
 North Carolina, Inc.                                3,200         93,600
-------------------------------------------------------------------------
Williams Companies, Inc. (The)                      19,600        834,225
-------------------------------------------------------------------------
                                                                1,156,725
-------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.29%

AES Corp.(a)                                         3,300        191,812
-------------------------------------------------------------------------
MidAmerican Energy Holdings Co.(a)                   6,200        214,675
-------------------------------------------------------------------------
                                                                  406,487
-------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.25%

Alexandria Real Estate Equities, Inc.                4,700        146,875
-------------------------------------------------------------------------
Boston Properties, Inc.                              4,300        154,263
-------------------------------------------------------------------------
Crescent Real Estate Equities, Co.                   2,300         54,625
-------------------------------------------------------------------------
Golf Trust of America, Inc.                          1,600         39,100
-------------------------------------------------------------------------
                                                                  394,863
-------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.20%

Convergys Corp.(a)                                  14,800        284,900
-------------------------------------------------------------------------
Metzler Group, Inc.(a)                               3,400         93,925
-------------------------------------------------------------------------
                                                                  378,825
-------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.44%

Phone.com, Inc.(a)                                   2,500        140,000
-------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 6.06%

AT&T Corp.                                           5,400        301,388
-------------------------------------------------------------------------
Global TeleSystems Group, Inc.(a)                    1,800        145,800
-------------------------------------------------------------------------
IXC Communications, Inc.(a)                          6,000        235,875
-------------------------------------------------------------------------
MCI WorldCom, Inc.(a)                                9,987        861,379
-------------------------------------------------------------------------
WinStar Communications, Inc.(a)                      7,436        362,505
-------------------------------------------------------------------------
                                                                1,906,947
-------------------------------------------------------------------------

TELEPHONE - 13.93%

Ameritech Corp.                                     11,400        837,900
-------------------------------------------------------------------------
Bell Atlantic Corp.                                  4,600        300,725
-------------------------------------------------------------------------
BellSouth Corp.                                      6,800        318,750
-------------------------------------------------------------------------
CenturyTel, Inc.                                    11,400        453,150
-------------------------------------------------------------------------
Cincinnati Bell, Inc.                               15,000        374,063
-------------------------------------------------------------------------
GTE Corp.                                            3,200        242,400
-------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                                    MARKET
                                                          SHARES     VALUE
TELEPHONE - (continued)

McLeodUSA, Inc. - Class A(a)                               3,600 $      198,000
-------------------------------------------------------------------------------
Nextlink Communications, Inc. - Class A(a)                 1,900        141,313
-------------------------------------------------------------------------------
Qwest Communications International, Inc.(a)               14,400        476,100
-------------------------------------------------------------------------------
SBC Communications, Inc.                                  14,000        812,000
-------------------------------------------------------------------------------
Time Warner Telecom, Inc.(a)                               7,900        229,100
-------------------------------------------------------------------------------
                                                                      4,383,501
-------------------------------------------------------------------------------

WATER UTILITIES - 0.44%

Azurix Corp.(a)                                            6,900        138,000
-------------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $9,126,533)                                                 16,146,893
-------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 18.18%

AUSTRALIA - 0.26%

Telstra Corp. Ltd. (Telephone)                            14,380         82,293
-------------------------------------------------------------------------------

AUSTRIA - 0.45%

Oesterreichische Elektrizitaetswirtschafts A.G. -
  Class A (Electric Companies)                               970        141,155
-------------------------------------------------------------------------------

BELGIUM - 0.41%

Electrabel S.A. (Electric Companies)                         400        129,031
-------------------------------------------------------------------------------

BERMUDA - 0.66%

Global Crossing Ltd. (Telecommunications - Long
 Distance)(a)                                              4,885        208,224
-------------------------------------------------------------------------------

CANADA - 1.40%

AT&T Canada, Inc. (Telephone)(a)                           2,700        172,969
-------------------------------------------------------------------------------
BCT.Telus Communications, Inc. (Telephone)                 4,955        119,048
-------------------------------------------------------------------------------
BCT.Telus Communications, Inc. - Class A (Telephone)       1,652         39,066
-------------------------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas)                       5,500        108,625
-------------------------------------------------------------------------------
                                                                        439,708
-------------------------------------------------------------------------------

DENMARK - 0.49%

Tele Danmark A.S. - ADR (Telephone)                        6,000        154,500
-------------------------------------------------------------------------------

ESTONIA - 0.11%

AS Eesti Telekom - GDR (Telecommunications-
 Cellular/Wireless) (Acquired 02/11/99;
 Cost $30,811)(b)                                          1,670         33,150
-------------------------------------------------------------------------------

FINLAND - 1.54%

Fortum Corp. (Electric Companies)                          6,300         30,451
-------------------------------------------------------------------------------
Nokia Oyj A.B. - Class A - ADR
 (Communications Equipment)                                4,400        402,875
-------------------------------------------------------------------------------
Sonera Group Oyj (Telecommunications -
  Cellular/Wireless)                                       2,300         50,252
-------------------------------------------------------------------------------
                                                                        483,578
-------------------------------------------------------------------------------

                                                                     MARKET
                                                           SHARES     VALUE
FRANCE - 1.30%

France Telecom S.A. - ADR (Communications Equipment)       3,500 $      269,500
-------------------------------------------------------------------------------
Suez Lyonnaise des Eaux (Manufacturing -
 Diversified)                                                500         90,126
-------------------------------------------------------------------------------
Vivendi (Consumer Services)                                  600         48,572
-------------------------------------------------------------------------------
                                                                        408,198
-------------------------------------------------------------------------------

GERMANY - 0.73%

RWE A.G. (Electric Companies)                              2,425        112,189
-------------------------------------------------------------------------------
Viag A.G. (Manufacturing - Diversified)                      250        118,004
-------------------------------------------------------------------------------
                                                                        230,193
-------------------------------------------------------------------------------

GREECE - 0.09%

Panafon Hellenic Telecom S.A. - GDR
 (Telecommunications - Cellular/Wireless)
 (Acquired 11/20/98; Cost $21,696)(a)(b)                   1,200         29,100
-------------------------------------------------------------------------------

HUNGARY - 0.27%

Magyar Tavkozlesi Rt - ADR
 (Telecommunications - Long Distance)                      3,100         85,250
-------------------------------------------------------------------------------

ITALY - 0.77%

AEM S.p.A. (Electric Companies) (Acquired 07/17/98;
 Cost $52,035)(b)                                         55,000         98,062
-------------------------------------------------------------------------------
Societa Nordelettrica S.p.A. (Electric Companies)         49,000        143,923
-------------------------------------------------------------------------------
                                                                        241,985
-------------------------------------------------------------------------------

JAPAN - 0.59%

Nippon Telegraph & Telephone Corp.
 (Telecommunications - Long Distance)                         90        104,919
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. - ADR (Telecommu-
 nications - Long Distance)                                1,300         81,413
-------------------------------------------------------------------------------
                                                                        186,332
-------------------------------------------------------------------------------

NETHERLANDS - 1.71%

Equant N.V. (Computers - Networking)(a)                      300         27,641
-------------------------------------------------------------------------------
Equant N.V. - ADR (Computers - Networking)(a)              1,000         94,124
-------------------------------------------------------------------------------
Koninklijke KPN N.V. (Telecommunications - Long Dis-
 tance)                                                        6            281
-------------------------------------------------------------------------------
Libertel N.V. (Telecommunications -
  Cellular/Wireless)(a)                                    7,800        152,734
-------------------------------------------------------------------------------
TNT Post Group N.V. (Air Freight)                            287          6,847
-------------------------------------------------------------------------------
TNT Post Group N.V. - ADR (Air Freight)                    3,045         73,080
-------------------------------------------------------------------------------
United Pan-Europe Communications N.V. (Broadcasting-
 Television, Radio & Cable)(a)                             3,400        184,313
-------------------------------------------------------------------------------
                                                                        539,020
-------------------------------------------------------------------------------

NEW ZEALAND - 0.19%

Contact Energy Ltd. (Electric Companies)(a)               37,000         59,944
-------------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND
64


                                                                    MARKET
                                                        SHARES       VALUE
PORTUGAL - 0.62%

Electricidade de Portugal, S.A. (Electric Companies)        2,900    $    52,183
-------------------------------------------------------------------------------
Electricidade de Portugal, S.A. - ADR (Electric Com-
 panies)                                                    4,000        143,500
--------------------------------------------------------------------------------
                                                                         195,683
--------------------------------------------------------------------------------

SOUTH KOREA - 0.55%

Korea Telecom Corp. - ADR (Telephone)(a)                    4,312        172,480
--------------------------------------------------------------------------------

SPAIN - 1.53%

Autopistas Concesionaria Espanola S.A.
 (Services - Commercial & Consumer)                         3,900         45,620
--------------------------------------------------------------------------------
Autopistas, Concesionaria Espanola S.A.
 Bonus Rts, expiring 07/12/99                               3,900          2,252
--------------------------------------------------------------------------------
Endesa S.A. (Electric Companies)                            3,100         66,070
--------------------------------------------------------------------------------
Telefonica S.A. - ADR (Telephone)(a)                        2,497        367,365
--------------------------------------------------------------------------------
                                                                         481,307
--------------------------------------------------------------------------------

SWITZERLAND - 0.60%

Swisscom A.G. (Telephone)                                     500        188,042
--------------------------------------------------------------------------------

UNITED KINGDOM - 3.91%

Hyder PLC (Water Utilities)                                 4,519         53,779
--------------------------------------------------------------------------------
National Grid Group PLC (Electric Companies)               10,313         71,770
--------------------------------------------------------------------------------
Orange PLC (Telephone)(a)                                   6,500         95,284
--------------------------------------------------------------------------------
PowerGen PLC (Electric Companies)                          31,485        339,457
--------------------------------------------------------------------------------
PowerGen PLC - ADR (Electric Companies)                     3,800        162,925
--------------------------------------------------------------------------------
Scottish Power PLC (Electric Companies)                    15,950        137,774
--------------------------------------------------------------------------------
United Utilities PLC (Water Utilities)                     15,459        187,871
--------------------------------------------------------------------------------
Yorkshire Water PLC (Water Utilities)                      26,174        181,942
--------------------------------------------------------------------------------
                                                                       1,230,802
--------------------------------------------------------------------------------
Total Foreign Stocks & Other Equity Interests
 (Cost $4,143,158)                                                     5,719,975
--------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 2.31%

COMPUTERS (SOFTWARE & SERVICES) - 0.92%

PSINet, Inc., $3.375 Conv. Pfd.                             6,000        289,500
--------------------------------------------------------------------------------

NATURAL GAS - 1.06%

El Paso Energy Cap Trust, Inc. - $2.375
 Conv. Pfd.                                                 6,700        331,650
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.16%

WinStar Communications, Inc. - $3.50 Conv. Pfd.               900         50,400
--------------------------------------------------------------------------------

TELEPHONE - 0.17%

NEXTLINK Communications - $3.25 Conv. Pfd. (Acquired
 03/26/98; Cost $30,000)(b)                                   600         54,675
--------------------------------------------------------------------------------
  Total Convertible Preferred Stocks
   (Cost $727,923)                                                       726,225
--------------------------------------------------------------------------------
                                                       PRINCIPAL
                                                        AMOUNT
U.S. DOLLAR DENOMINATED CONVERTIBLE
 BONDS & NOTES - 2.06%

COMPUTERS (HARDWARE) - 1.02%

Candescent Technology Corp., Sr. Conv. Sub. Deb.,
 7.00%, 05/01/03(b) (Acquired 04/17/98; Cost
 $396,154)                                           $   412,000         321,360
--------------------------------------------------------------------------------
                                                        PRINCIPAL       MARKET
                                                         AMOUNT          VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 1.04%

Global Telesystems Group, Conv. Notes, 8.75%, 06/30/00  $ 80,000  $      325,600
--------------------------------------------------------------------------------
  Total U.S. Dollar Denominated Convertible Bonds &
   Notes (Cost $541,078)                                                 646,960
--------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
 NOTES - 10.50%

BROADCASTING (TELEVISION, RADIO
 & CABLE) - 0.78%

Comcast Cable Communications, Unsec. Unsub. Notes,
 6.20%, 11/15/08                                         150,000         139,960
--------------------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 9.50%, 01/15/08            100,000         104,750
--------------------------------------------------------------------------------
                                                                         244,710
--------------------------------------------------------------------------------

CONSUMER FINANCE - 0.26%

GMAC, Notes, 9.00%, 10/15/02                              75,000          80,677
--------------------------------------------------------------------------------

ELECTRIC COMPANIES - 2.79%

Cleveland Electric Illuminating Co. (The),
 Sr. Sec. Series D Notes, 7.43%, 11/01/09                150,000         151,130
--------------------------------------------------------------------------------
Commonwealth Edison Co., First Mortgage Notes, 7.50%,
 07/01/13                                                130,000         136,670
--------------------------------------------------------------------------------
El Paso Electric Co.,
 Series D Sec. First Mortgage Bonds, 8.90%, 02/01/06      75,000          80,888
--------------------------------------------------------------------------------
 Series E. Sec. First Mortgage Bonds, 9.40%, 05/01/11    100,000         112,431
--------------------------------------------------------------------------------
Texas - New Mexico Power, Sec.
 Sr. Notes, 6.25%, 01/15/09                              250,000         223,168
--------------------------------------------------------------------------------
Western Resources, Inc.,
 Sr. Unsec. Notes, 6.25%, 08/15/03                        75,000          73,667
--------------------------------------------------------------------------------
 Sr. Unsec. Notes, 7.125%, 08/01/09                      100,000          99,484
--------------------------------------------------------------------------------
                                                                         877,438
--------------------------------------------------------------------------------

NATURAL GAS - 2.58%

Dynegy, Inc., Sr. Unsec. Deb., 7.125%, 05/15/18          100,000          93,492
--------------------------------------------------------------------------------
Enron Corp., Sr. Sub. Deb., 8.25%, 09/15/12              400,000         424,140
--------------------------------------------------------------------------------
K N Energy, Inc., Unsec. Deb., 7.35%, 08/01/26           250,000         246,983
--------------------------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%, 08/15/04                  45,000          47,103
--------------------------------------------------------------------------------
                                                                         811,718
--------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.32%

Tennessee Gas Pipeline Co., Unsec. Bonds, 7.00%,
 03/15/27                                                100,000          99,996
--------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.16%

AES Corp.
 Sr. Notes, 8.00%, 12/31/08                              100,000          94,500
--------------------------------------------------------------------------------
 Sr. Sub. Notes, 10.25%, 07/15/06                         75,000          77,250
--------------------------------------------------------------------------------
Arizona Public Service Co., Deb., 8.00%, 12/30/15         75,000          78,686
--------------------------------------------------------------------------------
Indiana Michigan Power, Sec. Lease Obligation Bonds,
 9.82%, 12/07/22                                          93,396         115,105
--------------------------------------------------------------------------------
                                                                         365,541
--------------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                        PRINCIPAL         MARKET
                                                          AMOUNT           VALUE
TELECOMMUNICATIONS (LONG DISTANCE) - 1.23%

AT&T Corp., Sr. Notes, 7.75%, 03/01/07                 $  150,000 $      158,997
--------------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Notes, 6.875%,
 11/15/28                                                 250,000        228,970
--------------------------------------------------------------------------------
                                                                         387,967
--------------------------------------------------------------------------------

TELEPHONE - 1.38%

GTE Florida, Inc., Unsec. Deb., 6.86%, 02/01/28           250,000        238,400
--------------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.375/%, 07/15/43         200,000        196,212
--------------------------------------------------------------------------------
                                                                         434,612
--------------------------------------------------------------------------------
Total U.S. Dollar Denominated
 Non-Convertible Bonds & Notes
 (Cost $3,454,799)                                                     3,302,659
--------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
 NOTES - 1.74%(c)

FRANCE - 0.33%

France Telecom (Telephone), Conv. Bonds, 2.00%,
 01/01/04                                         FRF     603,520        105,008
--------------------------------------------------------------------------------

UNITED KINGDOM - 1.41%

National Grid Co. PLC (Electric Companies), Conv.
 Bonds, 4.25%, 02/17/08                           GBP     240,000        444,030
--------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Convertible Bonds
   & Notes
   (Cost $504,278)                                                       549,038
--------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
 NOTES - 2.06%(c)

CANADA - 2.06%

Bell Canada (Telecommunications-Cellular/Wireless),
 Series EW Deb., 8.80%, 08/17/05                  CAD      50,000         38,815
--------------------------------------------------------------------------------
 Unsec. Deb., 10.875%, 10/11/04                            50,000         40,674
--------------------------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas-Exploration &
 Production), Deb., 11.00%, 10/31/00                      100,000         72,718
--------------------------------------------------------------------------------
Clearnet Communications, Inc. (Telephone), Unsec. Sr.
 Disc. Notes, 5.303%, 02/15/09(d)                         300,000        111,978
--------------------------------------------------------------------------------
Ontario Hydro (Electric Companies), Sr. Unsec. Gtd.
 Notes, 9.00%, 06/24/02                                   200,000        147,936
--------------------------------------------------------------------------------
Telegobe Canada, Inc. (Telephone), Unsec. Deb.,
 8.35%, 06/20/03                                          100,000         73,613
--------------------------------------------------------------------------------
TransCanada Pipelines (Natural Gas),
 Series Q Deb., 10.625%, 10/20/09                         125,000        110,674
--------------------------------------------------------------------------------
 Unsec. Notes 8.55%, 02/01/06                              70,000         52,878
--------------------------------------------------------------------------------
                                                                         649,286
--------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Non-Convertible
   Bonds & Notes
   (Cost $676,147)                                                       649,286
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 0.97%

U.S. TREASURY BONDS - 0.48%

7.625%, 02/15/25                                          130,000        152,997
--------------------------------------------------------------------------------

                                                           PRINCIPAL      MARKET
                                                              AMOUNT       VALUE
U.S. TREASURY NOTES - 0.49%

6.625%, 06/30/01                                          $  150,000 $   153,045
--------------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $292,052)                         306,042
--------------------------------------------------------------------------------
  Total Investments Excluding Repurchase Agreements (Cost
   $19,465,968)                                                       28,047,078
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 10.55%(e)

Dean Witter Reynolds, Inc., 4.85%, 07/01/99 (Cost
 $3,318,890)(f)                                            3,318,890   3,318,890
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.68%                                            31,365,968
================================================================================
OTHER ASSETS LESS LIABILITIES - 0.32%                                    101,134
================================================================================
NET ASSETS - 100.00%                                                 $31,467,102
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/99 was $536,347 which represented 1.70% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Step bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,472. Collaterized by U.S. Government agency obligations.

INVESTMENT ABBREVIATIONS:

ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
FRF    - French Franc
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Rts.   - Rights
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

                        AIM V.I. GLOBAL UTILITIES FUND
66

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, excluding repurchase agreement, at market
 value (cost $19,465,968)                                 $28,047,078
---------------------------------------------------------------------
Repurchase agreement (cost $3,318,890)                      3,318,890
---------------------------------------------------------------------
Foreign currencies, at value (cost $2,497)                      2,468
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            13,801
---------------------------------------------------------------------
 Dividends and interest                                       151,883
---------------------------------------------------------------------
 Investments sold                                              77,241
---------------------------------------------------------------------
Investment for deferred compensation plan                      18,795
---------------------------------------------------------------------
  Total assets                                             31,630,156
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        114,946
---------------------------------------------------------------------
 Capital stock reacquired                                         736
---------------------------------------------------------------------
 Deferred compensation plan                                    18,795
---------------------------------------------------------------------
Accrued advisory fees                                          16,492
---------------------------------------------------------------------
Accrued directors' fees                                         2,300
---------------------------------------------------------------------
Accrued operating expenses                                      9,776
---------------------------------------------------------------------
  Total liabilities                                           163,054
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $31,467,102
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                1,693,285
=====================================================================
Net asset value, offering and redemption price per share       $18.58
=====================================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $10,360 foreign withholding tax)        $  227,227
---------------------------------------------------------------------
Interest                                                     239,546
---------------------------------------------------------------------
 Total investment income                                     466,773
---------------------------------------------------------------------

EXPENSES:

Advisory fees                                                 93,074
---------------------------------------------------------------------
Administrative services fees                                  25,132
---------------------------------------------------------------------
Custodian fees                                                13,139
---------------------------------------------------------------------
Directors' fees and expenses                                   4,392
---------------------------------------------------------------------
Professional fees                                             16,778
---------------------------------------------------------------------
Other                                                          5,014
---------------------------------------------------------------------
 Total expenses                                              157,529
---------------------------------------------------------------------
Less: Expenses paid indirectly                                  (149)
---------------------------------------------------------------------
 Net expenses                                                157,380
---------------------------------------------------------------------
Net investment income                                        309,393
---------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
 Investment securities                                     1,031,157
---------------------------------------------------------------------
 Foreign currencies                                          (15,492)
---------------------------------------------------------------------
                                                           1,015,665
---------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                       678,940
---------------------------------------------------------------------
 Foreign currencies                                             (329)
---------------------------------------------------------------------
                                                             678,611
---------------------------------------------------------------------
 Net gain on investment securities and foreign currencies  1,694,276
---------------------------------------------------------------------
Net increase in net assets resulting from operations      $2,003,669
=====================================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                        JUNE 30,   DECEMBER 31,
                                                          1999         1998
                                                       ----------- ------------
OPERATIONS:

 Net investment income                                 $   309,393 $   610,580
-------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies, futures and option contracts       1,015,665     (59,962)
-------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies and option contracts      678,611   3,278,654
-------------------------------------------------------------------------------
  Net increase in net assets resulting from operations   2,003,669   3,829,272
-------------------------------------------------------------------------------
 Dividends to shareholders from net investment income           --    (450,038)
-------------------------------------------------------------------------------
 Distributions from net realized gains                          --    (187,121)
-------------------------------------------------------------------------------
 Net increase from capital stock transactions            1,329,805   2,862,654
-------------------------------------------------------------------------------
  Net increase in net assets                             3,333,474   6,054,767
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                      28,133,628  22,078,861
-------------------------------------------------------------------------------
 End of year                                           $31,467,102 $28,133,628
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)            $21,028,498 $19,698,693
-------------------------------------------------------------------------------
 Undistributed net investment income                       917,531     608,138
-------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies, futures
  and option contracts                                     940,214     (75,451)
-------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and option contracts                8,580,859   7,902,248
-------------------------------------------------------------------------------
                                                       $31,467,102 $28,133,628
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Global Utilities Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign). Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New

                        AIM V.I. GLOBAL UTILITIES FUND
68

   York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Realized gains or losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $50,716 as of December 31, 1998, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $25,132 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,878 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $149 under an expense offset arrangement. The effect of this arrangement resulted in a reduction of the Fund's total expenses of $149 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                        AIM V.I. GLOBAL UTILITIES FUND

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $5,558,483 and $4,925,822, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $9,101,958
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (520,858)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $8,581,100
=========================================================================

 Cost of investments for tax purposes is $22,784,868.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999, and the year ended December 31, 1998 were as follows:

                                 JUNE 30,             DECEMBER 31
                                   1999                  1998
                           ---------------------  --------------------
                            SHARES     AMOUNT      SHARES     AMOUNT
                           --------  -----------  --------  ----------
Sold                        284,859  $ 5,094,149   516,028  $8,375,181
-----------------------------------------------------------------------
Issued as reinvestment of
 distributions                   --           --    37,858     637,159
-----------------------------------------------------------------------
Reacquired                 (211,751)  (3,764,344) (380,439) (6,149,686)
-----------------------------------------------------------------------
                             73,108  $ 1,329,805   173,447  $2,862,654
=======================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                               DECEMBER 31,
                         JUNE 30,     ------------------------------------        JANUARY 31,
                           1999        1998     1997     1996        1995            1995
                         --------     -------  -------  -------     ------        -----------
Net asset value,
 beginning of period     $ 17.36      $ 15.26  $ 12.55   $11.64      $9.69          $10.00
-------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income     0.17         0.35     0.32     0.40       0.29            0.27
-------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)              1.05         2.15     2.40     0.99       1.98           (0.33)
-------------------------------------------------------------------------------------------------
  Total from investment
   operations               1.22         2.50     2.72     1.39       2.27           (0.06)
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income          --        (0.28)      --    (0.41)     (0.31)          (0.25)
-------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains             --        (0.12)   (0.01)   (0.07)     (0.01)             --
-------------------------------------------------------------------------------------------------
  Total distributions         --        (0.40)   (0.01)   (0.48)     (0.32)          (0.25)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                  $ 18.58      $ 17.36  $ 15.26   $12.55     $11.64          $ 9.69
=================================================================================================
Total return(a)             7.03%       16.49%   21.63%   12.07%     23.73%          (0.56)%
=================================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $31,467      $28,134  $22,079  $13,576     $8,394          $2,958
=================================================================================================
Ratio of expenses to
 average net assets         1.10%(b)     1.11%    1.28%    1.40%(c)   1.47%(c)(d)     1.31%(d)(e)
=================================================================================================
Ratio of net investment
 income to average net
 assets                     2.16%(b)     2.46%    2.81%    3.56%(c)   3.76%(c)(d)     4.39%(d)(e)
=================================================================================================
Portfolio turnover rate       19%          32%      28%      47%        58%             69%
=================================================================================================

(a) Totals returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $28,875,556.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.55%, 3.42% for 1996 and 2.44% (annualized) and 2.79% (annualized) for 1995, respectively.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.80% (annualized) and 2.90% (annualized), respectively.
                        AIM V.I. GLOBAL UTILITIES FUND
70

The Managers' Overview

FUND CONTINUES TO PROVIDE INCOME, STABILITY IN VOLATILE BOND MARKET
------------------------------------------------------------------------------------------------------------------------------------
Q. HOW DID THE FUND PERFORM                   comments by Federal Reserve Board           A. Performance was largely defined by a
DURING THE REPORTING PERIOD?                  (Fed) chairman Alan Greenspan in February   rising interest rate environment. For
A. Strong economic growth and resulting       and surprisingly high Consumer Price        the six-months ending June 30, 1999 yield
inflationary concerns created a difficult     Index (CPI) data in April, led investors    on the two-year Treasury note rose from
environment for intermediate-term debt        to speculate that this strong economic      4.53% to 5.52%. Similarly, yield on
securities. For the six months ended          growth would necessitate the tightening     the 30-year Treasury bond rose from
June 30, 1999, the fund's total return        of the federal funds rate. The              5.09% to 5.97%. As interest rates
was -2.06%.                                   possibility of a rate hike created          continued to rise during the reporting
                                              further demand for securities with          period, the value of the fund's
Q. WHAT EVENTS HAVE SHAPED THE                higher yields and less interest rate        holdings declined. This was not
MARKET ENVIRONMENT OVER THE LAST              sensitivity than government-issued debt.    unexpected, however. In a rising interest
SIX MONTHS?                                     To a degree, investor concern was         rate environment, it is normal for the
A. Despite the global economic struggles      warranted, as on June 30, the Fed           value of existing debt securities to
of the second half of 1998, the               bumped the federal funds rate upward        decrease, as a security's yield and
United States enjoyed unexpectedly strong     by 25 basis points (0.25%) from 4.75%       price have an inverse relationship.
growth of 4.1% in the first quarter           to 5.00%. The increase was small,             To counter a rising interest rate
of 1999. This robust economic expansion       but enough to moderate the possibility      environment, the fund typically relies
alleviated concerns that problems in          of inflation. More important, was the       on mortgage-backed securities, which
developing nations would lead to a            Fed's declaration of a neutral bias,        historically have proven less volatile
global recession. As investor confidence      indicating its reluctance to further        than Treasury securities. While yields
returned, yield replaced safety as            adjust rates in the near future. This       of most debt securities will climb
the driving force in the bond market.         declaration removed uncertainty and         with rising interest rates, the yields
Demand for government debt securities         created relative stability in the           of mortgage-backed securities generally
weakened in favor of lower-rated              fixed-income marketplace.                   do not increase as much as those of
higher-yielding securities.                                                               Treasuries. In the past, mortgage-backed
  In addition to weakening demand, a          Q. HOW DID THE FUND'S HOLDINGS              securities have had less volatile yields,
combination of factors, most notably          REACT TO THIS VOLATILE ENVIRONMENT?         and thus, have helped the fund's
                                                                                          price stability.
                                                                                            However, as demand for the safety of
                                                                                          government securities dwindled in favor
            [CHART APPEARS HERE]                                                          of higher-yielding, lower-rated debt
                                                                                          securities during the reporting
PORTFOLIO COMPOSITION                                                                     period, mortgage-backed securities have
As of 6/30/99, based on total investments                                                 been surprisingly more volatile than
                                                                                          Treasuries. As a result, the fund's
Mortgage-Backed          U.S Treasury       U.S. Agency                                   mortgage-backed securities did not dampen
  Obligations             Obligations      Obligations        Cash Equivalent             the volatility of the fund's net asset
                                                                                          value, but instead contributed to it.
    55.78%                  17.68%           11.45%               15.09%
                                                                                          Q. HOW DID THE FUND ADJUST ITS STRATEGY
                                                                                          UNDER THESE MARKET CONDITIONS?
The fund's portfolio composition is subject to change, and there is no                    A. In a rising interest rate environment,
assurance that the fund will continue to hold any particular security.                    the securities most susceptible to
                                                                                          price fluctuation are those with the
                                                                                          longest duration. Treasury securities
                                                                                          like 10-year notes and 30-year bonds
                                                                                          are among the securities more prone to
                                                                                          price fluctua-

                     AIM V.I. GOVERNMENT SECURITIES FUND                      71

tion, while two- and five-year notes are                              [CHART APPEARS HERE]
historically more stable. In response to
rising interest rates, then, we have           RESULTS OF A $10,000 INVESTMENT
shortened the average duration of the          From 5/5/93 - 6/30/99
fund's holdings, to reduce price and
interest rate risk.                                                   AIM V.I.   Lehman Brothers
  While we are lowering the duration                                 Government    Intermediate
of the fund's securities, we are remaining                           Securities     Government
true our investment discipline. While our      (In thousands)          Fund         Bond Index
mortgage-backed securities suffered some                            ------------  ------------
setbacks in recent months, fund management
carefully researched these securities               5/5/93            10,000          10,000
before adding them to the portfolio. Our            12/93             10,355          10,346
research still indicates that these                 6/94               9,922          10,098
securities offer good value and                     12/94              9,969          10,165
opportunity for high yield and                      6/95              10,935          11,083
preservation of capital.                            12/95             11,520          11,632
  Similarly, while the fund experienced             6/96              11,316          11,630
some fluctuation in its net asset                   12/96             11,784          12,104
value, it remained in line with its                 6/97              12,094          12,438
objective of providing the price                    12/97             12,745          13,039
stability of a five-year Treasury                   6/98              13,211          13,479
note. Additionally, the fund's yield                12/98             13,730          14,143
continues to be higher than the                     6/99              13,448          14,077
benchmark yield of the 30-year
Treasury bond. We believe that               AVERAGE ANNUAL TOTAL RETURNS
lowering the fund's duration                 As of 6/30/99
and maintaining our positions in
mortgage-backed securities will              Inception (5/5/93)                4.93%
continue to provide our shareholders         5 Year                            6.27
with the price stability and                 1 Year                            1.79
distribution yield to which
they have grown accustomed.                  Past performance cannot guarantee comparable future results.

Q. WHAT DOES THE HIKE IN THE                 MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN
FEDERAL FUNDS RATE MEAN FOR                  INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
THE FIXED-INCOME MARKET?                     SHOWN.
A. The Fed's decision to raise the
rate to 5.00% was prudent. With such         The performance figures shown represent the AIM V.I. Government Securities
strong economic growth, it is crucial        Fund and are not intended to reflect actual annuity values, and do not
that the Fed monitor and temper the          reflect charges on the separate account level which, if applied, would lower
rate of inflation. And while the             the performance results. The fund's performance figures are historical and
alarmingly high upturn in retail             reflect investment of all distributions and changes in the net asset value.
inflation reflected in April's CPI           The fund's investment return and principal value will fluctuate, so that
data appears to have been a one time         fund shares, when redeemed, may be worth more or less than their
aberration, the Fed's action should          original cost.
provide a good cushion for the economy         The Lehman Brothers Intermediate Government Bond Index is an unmanaged
should the lower inflation reflected in      composite generally considered representative of intermediate term U.S.
May and June's data prove short lived.       Treasury and U.S. government agency securities. Results shown here
  Additionally, one should never             are for the period 4/30/93-6/30/99. Source: Tower Data Systems
discount the role investor uncertainty       HYPO--Registered Trademark--; Lipper. An investment cannot be made
plays in the markets. With the Fed's         in the index listed. Index results include reinvested dividends.
declaration of a neutral bias, they have
effectively communicated to the market       calm the fixed-income markets going        environment for fixed-income securities
that as of June 30th inflation is            forward and create a positive environment  appears favorable. We believe the fund is
under control and for the moment further     for fixed-income investors.                well positioned to capitalize on this
tightening of rates is unnecessary.                                                     environment, and to provide shareholders
Hopefully, this should                       Q. WHAT IS YOUR OUTLOOK FOR THE NEAR       with the stability and income they have
                                             TERM?                                      come to expect from AIM V.I. Government
                                             A. At the close of the reporting period,   Securities Fund.
                                             the benchmark 30-year Treasury bond
                                             was yielding 5.97% versus 5.09% at the     ----------------------------------------
                                             period's outset. While it has been a
                                             bumpy ride, the bottom line is that higher                Overall,
                                             yields can offer a greater degree
                                             of income for investors.                           the market environment
                                               In addition, the country's economic
                                             growth, while healthy, seems to be               for fixed-income securities
                                             moderating somewhat. Inflation appears
                                             contained, and bonds have been trading                appears favorable.
                                             at relatively consistent levels since the
                                             Fed rate hike on June 30. Overall          ----------------------------------------
                                             the market


72                             AIM V.I. GOVERNMENT SECURITIES FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE

U.S. GOVERNMENT AGENCY SECURITIES - 66.71%

FEDERAL FARM CREDIT BANK - 3.42%

Medium term notes
 5.96%, 07/14/03                                     $  200,000 $   198,264
---------------------------------------------------------------------------
 5.80%, 06/17/05                                      1,000,000     976,500
---------------------------------------------------------------------------
 6.22%, 06/17/08                                      1,000,000     967,270
---------------------------------------------------------------------------
                                                                  2,142,034
---------------------------------------------------------------------------

FEDERAL HOME LOAN BANK - 3.76%

Debentures
 8.375%, 10/25/99                                       150,000     151,402
---------------------------------------------------------------------------
 6.00%, 06/27/00                                        250,000     251,322
---------------------------------------------------------------------------
 5.97%, 12/11/00                                      1,000,000   1,005,390
---------------------------------------------------------------------------
 7.31%, 07/06/01                                        500,000     514,630
---------------------------------------------------------------------------
 8.17%, 12/16/04                                        400,000     434,696
---------------------------------------------------------------------------
                                                                  2,357,440
---------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 15.53%

Debentures
 6.13%, 08/19/99                                        150,000     150,230
---------------------------------------------------------------------------
 6.45%, 04/29/09                                      1,000,000     968,140
---------------------------------------------------------------------------
Pass through certificates
 6.00%, 11/01/08 to 08/01/10                            634,467     616,023
---------------------------------------------------------------------------
 6.50%, 12/01/08 to 08/01/28                          4,281,855   4,168,791
---------------------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                          1,077,769   1,083,565
---------------------------------------------------------------------------
 10.50%, 08/01/19                                       133,744     146,449
---------------------------------------------------------------------------
 8.50%, 09/01/20 to 12/01/26                          2,478,522   2,607,400
---------------------------------------------------------------------------
                                                                  9,740,598
---------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -
  24.45%

Debentures
 8.25%, 12/18/00                                        500,000     518,540
---------------------------------------------------------------------------
 7.50%, 02/11/02                                      1,350,000   1,398,695
---------------------------------------------------------------------------
 7.55%, 04/22/02                                        400,000     415,920
---------------------------------------------------------------------------
 8.50%, 02/01/05                                        500,000     508,495
---------------------------------------------------------------------------
 5.75%, 06/15/05                                        500,000     488,240
---------------------------------------------------------------------------
Medium term notes
 7.375%, 03/28/05                                       300,000     315,618
---------------------------------------------------------------------------
Pass through certificates
 7.50%, 11/01/09 to 07/01/27                          1,854,019   1,884,348
---------------------------------------------------------------------------
 6.50%, 10/01/10 to 06/01/23                          1,339,149   1,321,331
---------------------------------------------------------------------------
 7.00%, 07/01/11 to 01/01/28                          3,901,856   3,902,272
---------------------------------------------------------------------------
 6.00%, 10/01/13 to 12/01/13                          2,905,216   2,806,235
---------------------------------------------------------------------------
 8.50%, 09/01/24 to 02/01/25                          1,239,484   1,296,508
---------------------------------------------------------------------------

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") -
  CONTINUED

STRIPS(a)

 7.37%, 10/09/19                                     $1,800,000 $   480,888
---------------------------------------------------------------------------
                                                                 15,337,090
---------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") -
  15.37%

Pass through certificates
 9.50%, 08/15/03 to 09/15/16                             48,748      52,836
---------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                            108,246     115,790
---------------------------------------------------------------------------
 11.00%, 10/15/15                                        25,893      28,668
---------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                            22,036      24,177
---------------------------------------------------------------------------
 10.00%, 06/15/19                                       758,368     826,621
---------------------------------------------------------------------------
 6.50%, 12/15/23                                        389,627     378,059
---------------------------------------------------------------------------
 8.00%, 07/15/24 to 07/15/26                          2,674,834   2,759,791
---------------------------------------------------------------------------
 7.50%, 05/15/27 to 08/15/28                          2,129,593   2,155,684
---------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                          3,332,751   3,296,754
---------------------------------------------------------------------------
                                                                  9,638,380
---------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY - 0.49%

Debentures
 7.30%, 01/31/02                                        300,000     309,078
---------------------------------------------------------------------------

STUDENT LOAN MARKETING ASSOCIATION - 0.48%

Debentures
 5.55%, 12/15/99                                        150,000     150,146
 6.50%, 08/01/02                                        150,000     151,926
---------------------------------------------------------------------------
                                                                    302,072
---------------------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY - 3.21%

Debentures
 6.375%, 06/15/05                                     2,000,000   2,014,400
---------------------------------------------------------------------------
  Total U.S. Government Agency Securities (Cost
   $42,220,968)                                                  41,841,092
---------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 17.54%

U.S. TREASURY BONDS & NOTES - 16.16%

 6.125%, 12/31/01                                       500,000     506,010
---------------------------------------------------------------------------
 6.00%, 07/31/02                                        300,000     303,138
---------------------------------------------------------------------------
 5.25%, 08/15/03                                      3,500,000   3,439,100
---------------------------------------------------------------------------
 4.75%, 02/15/04                                      3,000,000   2,883,990
---------------------------------------------------------------------------
 5.50%, 02/15/08                                      1,000,000     973,220
---------------------------------------------------------------------------
 6.875%, 08/15/25                                       500,000     541,110
---------------------------------------------------------------------------
 6.125%, 11/15/27                                     1,500,000   1,488,120
---------------------------------------------------------------------------
                                                                 10,134,688
---------------------------------------------------------------------------

                      AIM V.I. GOVERNMENT SECURITIES FUND

                                                           PRINCIPAL    MARKET
                                                             AMOUNT      VALUE
U.S. TREASURY STRIPS(a) - 1.38%

 5.378%, 05/15/06                                          $  750,000 $   499,717
---------------------------------------------------------------------------------
 6.80%, 11/15/18                                            1,250,000     367,838
---------------------------------------------------------------------------------
                                                                          867,555
---------------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $11,373,618)                                                  11,002,243
---------------------------------------------------------------------------------
  Total Investments Excluding, Repurchase Agreement (Cost
   $53,594,586)                                                        52,843,335
---------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 14.98%(b)

CIBC Oppenheimer, 5.00%, 07/01/99(c)
 (Cost $9,393,793)                                          9,393,793   9,393,793
---------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.23%                                             62,237,128
---------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES--0.77%                                      484,344
---------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                  $62,721,472
=================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 06/30/99 with a maturing value of $50,006,945. Collateralized by U.S. Government obligations.

Abbreviation:
STRIPS - Separately Traded Registered Interest and Principal Security


See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND
74

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, excluding repurchase agreement, at market
 value (cost $53,594,586)                                 $ 52,843,335
----------------------------------------------------------------------
Repurchase agreement (cost $9,393,793)                       9,393,793
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             75,519
----------------------------------------------------------------------
 Interest                                                      494,448
----------------------------------------------------------------------
 Paydowns                                                        6,232
----------------------------------------------------------------------
Investment for deferred compensation plan                       21,978
----------------------------------------------------------------------
Other assets                                                       545
----------------------------------------------------------------------
  Total assets                                              62,835,850
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                       26,992
----------------------------------------------------------------------
 Deferred compensation plan                                     21,978
----------------------------------------------------------------------
Accrued advisory fees                                           25,063
----------------------------------------------------------------------
Accrued administrative services fees                            10,690
----------------------------------------------------------------------
Accrued directors' fees and expenses                             3,700
----------------------------------------------------------------------
Accrued operating expenses                                      25,955
----------------------------------------------------------------------
  Total liabilities                                            114,378
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 62,721,472
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 5,730,208
======================================================================
Net asset value, offering and redemption price per share        $10.95
======================================================================



STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                                         $ 2,067,019
-----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        148,812
-----------------------------------------------------------------------------
Administrative services fees                                          40,450
-----------------------------------------------------------------------------
Custodian fees                                                        10,579
-----------------------------------------------------------------------------
Directors' fees and expenses                                           6,062
-----------------------------------------------------------------------------
Interest expense                                                      12,190
-----------------------------------------------------------------------------
Professional fees                                                     17,827
-----------------------------------------------------------------------------
Other                                                                 10,199
-----------------------------------------------------------------------------
  Total expenses                                                     246,119
-----------------------------------------------------------------------------
Net investment income                                              1,820,900
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities               (1,110,342)
-----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
 investment securities                                            (1,934,302)
-----------------------------------------------------------------------------
 Net gain (loss) on investment securities                         (3,044,644)
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $(1,223,744)
=============================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                      JUNE 30,    DECEMBER 31,
                                                        1999          1998
                                                     -----------  ------------
OPERATIONS:

Net investment income                                $ 1,820,900  $ 2,530,613
------------------------------------------------------------------------------
Net realized gain (loss) from investment securities   (1,110,342)     241,993
------------------------------------------------------------------------------
Change in net unrealized appreciation
 (depreciation) of investment securities              (1,934,302)     445,919
------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
     from operations                                  (1,223,744)   3,218,525
------------------------------------------------------------------------------
Dividends from net investment income                          --   (1,611,964)
------------------------------------------------------------------------------
Net increase from capital stock transactions           5,760,535   22,778,324
------------------------------------------------------------------------------
    Net increase in net assets                         4,536,791   24,384,885
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    58,184,681   33,799,796
------------------------------------------------------------------------------
 End of year                                         $62,721,472  $58,184,681
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $60,518,530  $54,757,995
------------------------------------------------------------------------------
 Undistributed net investment income                   4,309,645    2,488,745
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (1,355,452)    (245,110)
------------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                                 (751,251)   1,183,051
------------------------------------------------------------------------------
                                                     $62,721,472  $58,184,681
==============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Government Securities Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.

A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar

                      AIM V.I. GOVERNMENT SECURITIES FUND
76
   security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be reinvested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
    Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
    Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Realized gains or losses from securities transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - For federal income tax purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $180,497 as of December 31, 1998, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $22,486 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,908 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the six months ended June 30, 1999 was $3,221,250 while borrowings averaged $1,010,663 per day with a weighted average interest rate of 2.40%. No borrowings existed at June 30, 1999.
 The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.
 The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended
June 30, 1999 was $13,351,944 and $13,474,325, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $   258,523
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (1,046,025)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
 securities                                                   $  (787,502)
==========================================================================

 Cost of investments for tax purposes is $63,024,630.

                      AIM V.I. GOVERNMENT SECURITIES FUND

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                  JUNE 30,                DECEMBER 31,
                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        2,015,202  $ 22,281,052   3,062,093  $ 34,224,621
------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                         --            --     144,183     1,611,964
------------------------------------------------------------------------------
Reacquired                 (1,490,564)  (16,520,517) (1,168,506)  (13,058,261)
------------------------------------------------------------------------------
                              524,638  $  5,760,535   2,037,770  $ 22,778,324
==============================================================================

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                                                               JANUARY
                           JUNE 30,              DECEMBER 31,                    31,
                           --------     ----------------------------------     -------
                           1999(a)      1998(a)   1997     1996     1995        1995
                           --------     -------  -------  -------  -------     -------
Net asset value,
 beginning of period       $ 11.18      $ 10.67  $  9.87  $ 10.17  $  9.39     $ 10.24
------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.34         0.63     0.59     0.58     0.54        0.53
------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               (0.57)        0.20     0.22    (0.35)    0.74       (0.88)
------------------------------------------------------------------------------------------
    Total from investment
     operations              (0.23)        0.83     0.81     0.23     1.28       (0.35)
------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --        (0.32)   (0.01)   (0.53)   (0.50)      (0.50)
------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $ 10.95      $ 11.18  $ 10.67  $  9.87  $ 10.17     $  9.39
==========================================================================================
Total return(b)              (2.06)%       7.73%    8.16%    2.29%   13.84%      (3.42)%
==========================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)            $62,721      $58,185  $33,800  $24,527  $19,545     $12,887
==========================================================================================
Ratio of expenses
 (exclusive of interest
 expense) to average net
 assets                       0.79%(c)     0.76%    0.87%    0.91%    1.19%(d)    0.95%(e)
==========================================================================================
Ratio of net investment
 income to average net
 assets                       6.12%(c)     5.70%    5.85%    5.80%    5.78%(d)    5.51%(f)
==========================================================================================
Ratio of interest expense
 to average net assets        0.04%         N/A      N/A      N/A      N/A         N/A
==========================================================================================
Portfolio turnover rate         25%          78%      66%      32%      41%         29%
==========================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $60,017,920.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.10% for January 1995.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 5.35% for January 1995.

                      AIM V.I. GOVERNMENT SECURITIES FUND
78

The Managers' Overview

AIM V.I. GROWTH FUND DELIVERS STRONG PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Q. THE STOCK MARKET SEEMS TO HAVE           where size matters. These big companies    This sector has gone through three waves
DONE WELL THE PAST SIX MONTHS. HOW DID      have large research and development        of development. The first was the
AIM V.I. GROWTH FUND DO?                    budgets to develop new products,           introduction of the microprocessor and
A. For the six-month reporting period       economies of scale to reduce costs and     computer chip. The second, the development
ended June 30, 1999, total return for       access to global markets to sell           of computer hardware and software, gave
the fund was a solid 12.58%, slightly       products. Large-cap stocks represented     rise to the prevalence of the personal
outpacing the 12.38% return of the S&P 500  about 90% of the fund's total net          computer. The third is bandwidth
Index of large-company stocks. Net          assets at the end of the reporting         improvement.
assets under management stood at $478.6     period. We are focusing on stable            Bandwidth is a measurement of the volume
million as the reporting period closed.     core stocks in traditional growth          of information that can be transmitted
                                            sectors such as technology and             over a network at a given time, and
Q. WHAT WERE THE MAJOR TRENDS IN THE        health care.                               increasing bandwidth is necessary for the
FINANCIAL MARKETS DURING THE REPORTING                                                 evolution of information exchange and
PERIOD?                                     Q. WHAT TYPES OF TECHNOLOGY                Internet commerce. If you think of a
A. Overall, equity markets flourished       COMPANIES DOES THE FUND OWN?               computer network as a water pipe, the
during the period covered by this           A. At the reporting period's close,        higher the bandwidth (the larger the
report. In late 1998, the Federal Reserve   technology holdings accounted for more     diameter of the pipe), the more data
Board (the Fed) lowered interest            than a third of the Fund's net assets.     (water) can pass over the network
rates, spurring a market rally. For         The majority of the fund's technology      (through the pipe). This growth is not
large-cap stocks, the rally continued in    holdings are high-quality, dominant        limited only to the Internet but
1999, and the Dow Jones Industrial          brand-name firms. Companies such as AOL    involves all the companies that support
Average briefly crossed the 11,000          and Cisco Systems continued to do well as  and build demand for Internet use. Lucent
threshold during the reporting period.      they have large budgets for research and   Technologies and Nortel Networks were
In April, concerns about interest           development and the ability to provide     among companies in the portfolio
rates shook the markets when the Consumer   global reach for customers.                producing bandwidth-related products.
Price Index revealed an unexpected            Expansion of bandwidth is the major
increase in inflation.                      driver in the technology sector today.
  In May, the Fed hinted that it might
raise interest rates, and at its June 30    TOP 10 EQUITY HOLDINGS
meeting, it did raise the federal funds
rate from 4.75% to 5%. At the same time,    As of 6/30/99, based on total net assets
the Fed announced that it had shifted
from a tightening to a neutral bias,        TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES
indicating it planned no further rate
hikes in the near future. That sparked a     1. MCI WorldCom Inc.                4.73%  1. Computers (Software & Services)   10.52%
"relief rally" in the markets that           2. Tyco International Ltd           3.46   2. Communications Equipment           8.95
continued after the close of the             3. Guidant Corp.                    3.22   3. Health Care (Diversified)          6.64
reporting period.                            4. America Online Inc.              3.12   4. Health Care (Medical Products &    6.29
                                             5. Lucent Technologies Inc.         2.79      Instruments)
Q. WHAT CONTRIBUTED TO THE FUND'S            6. International Business Machines  2.65   5. Broadcasting (Television & Radio)  5.34
STRONG GAINS?                                   Corp.                                   6. Telecommunications (Long Distance) 4.73
A. The fund invests primarily in large,      7. Unisys Corp.                     2.48   7. Manufacturing (Diversified)        4.41
brand-name companies in a market             8. Warner-Lambert Co.               2.46   8. Computers (Hardware)               4.09
                                             9. Outdoor Systems Inc.             2.10   9. Electrical Equipment               3.97
                                            10. Cisco Systems, Inc.              2.07  10. Financial (Diversified)            3.78

                                            The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                             AIM V.I. GROWTH FUND                             79

-----------------------------------------    Q. WHAT TYPE OF HEALTH-CARE                major firms such as Pharmacia & Upjohn
                                             COMPANIES DO YOU FAVOR?                    have a clear advantage over their smaller
       The majority of the fund's            A. The fund's health-care holdings         competitors. Long-term demographic trends
                                             accounted for just over 17% of net assets  favor this sector. The population is
  technology holdings are high-quality,      on June 30. Holdings included diversified  aging and requires more health care.
                                             health-care companies such as Johnson &    Worldwide drug sales are rising
       dominant brand-name firms.            Johnson and Bristol-Myers Squibb and       8% to 10% a year.
                                             major pharmaceutical houses such as          Another major focus within health
-----------------------------------------    Eli Lilly and Pharmacia & Upjohn.          care was on the medical products and
                                             We're seeing a continuation of the         supplies industry. Holdings included
                                             "size matters" theme with major drug       Guidant, the very successful maker
                                             companies. Bringing a new drug to market   of specialized cardiac-care devices
                                             can cost about $1 billion, so              such as stents used in angioplasty;
                                                                                        and Medtronic, maker of implantable
                  [CHART APPEARS HERE]                                                  devices such as pacemakers.

RESULTS OF A $10,000 INVESTMENT                                                         Q. WHAT'S YOUR OUTLOOK FOR THE
 5/5/93 - 6/30/99                                                                       NEXT SIX MONTHS?
                                                                                        A. June 1999 was the 99th straight
AVERAGE ANNUAL TOTAL RETURNS                                                            month of the current economic expansion,
 Inception (5/5/99)           21.35%                                                    which began in April 1991. Housing starts
 5 Years                      26.50                                                     are still strong, consumer confidence
 1 Year                       27.04                                                     high and consumer spending up.
                                                                                        Manufacturing, hit hard during 1998
(In             AIM V.I.          S&P                                                   when overseas demand collapsed with
thousands)    GROWTH FUND         500                                                   the Asian financial crisis, has been
              -----------         ---                                                   coming back. After one spike in April,
5/5/93          10,000          10,000
  6/93          10,460          10,285                                                  -----------------------------------------
 12/93          11,066          10,794
  6/94          10,155          10,429                                                        We're seeing a continuation
 12/94          10,792          10,936
  6/95          13,208          13,145                                                        of the "size matters" theme
 12/95          14,544          15,042
  6/96          15,743          16,560                                                        with major drug companies.
 12/96          17,175          18,495
  6/97          19,839          22,305                                                  -----------------------------------------
 12/97          21,790          24,663
  6/98          25,899          29,029                                                  inflation was again invisible in May
 12/98          29,224          31,711                                                  and June. There is plenty of reason
  6/99          32,901          35,678                                                  for optimism, and if these factors remain
                                                                                        so positive, the investing environment
Past performance cannot guarantee comparable future results.                            for the fund should be very favorable.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF
AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
PERFORMANCE SHOWN.

The performance figures shown represent AIM V.I. Growth Fund and are not intended to reflect actual annuity values, and do not reflect charges at the separate account level, which, if applied, would lower the performance results. AIM V.I. Growth Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
  The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks. The Standard & Poor's
Composite Index of 500 stocks (the S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
  An investment cannot be made in any index listed. Unless otherwise noted, index results include reinvested dividends.

80                           AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                         MARKET
                                               SHARES     VALUE
DOMESTIC COMMON STOCKS - 88.78%

BANKS (REGIONAL) - 0.16%

North Fork Bancorporation, Inc.                 35,200 $    750,200
-------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 5.34%

AT&T Corp.-Liberty Media Group-Class A(a)      120,200    4,417,350
-------------------------------------------------------------------
Cablevision Systems Corp.-Class A(a)             9,900      693,000
-------------------------------------------------------------------
Clear Channel Communications, Inc.(a)           89,925    6,199,205
-------------------------------------------------------------------
Comcast Corp.-Class A                          153,800    5,911,687
-------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)             99,000    3,644,437
-------------------------------------------------------------------
Infinity Broadcasting Corp.-Class A(a)         157,600    4,688,600
-------------------------------------------------------------------
                                                         25,554,279
-------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 5.82%

General Instrument Corp.(a)                     72,000    3,060,000
-------------------------------------------------------------------
Lucent Technologies, Inc.                      197,804   13,339,390
-------------------------------------------------------------------
Motorola, Inc.                                  55,000    5,211,250
-------------------------------------------------------------------
QUALCOMM, Inc.(a)                               22,200    3,185,700
-------------------------------------------------------------------
Tellabs, Inc.(a)                                45,000    3,040,312
-------------------------------------------------------------------
                                                         27,836,652
-------------------------------------------------------------------

COMPUTERS (HARDWARE) - 4.09%

International Business Machines Corp.           98,000   12,666,500
-------------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)                   100,000    6,887,500
-------------------------------------------------------------------
                                                         19,554,000
-------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.07%

Cisco Systems, Inc.(a)(b)                      153,300    9,887,850
-------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.28%

EMC Corp.(a)(b)                                 44,000    2,420,000
-------------------------------------------------------------------
Lexmark International Group, Inc.(a)            56,000    3,699,500
-------------------------------------------------------------------
                                                          6,119,500
-------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 10.52%

America Online, Inc.(b)                        135,000   14,917,500
-------------------------------------------------------------------
Citrix Systems, Inc.(a)                         64,400    3,638,600
-------------------------------------------------------------------
Compuware Corp.(a)                             102,500    3,260,781
-------------------------------------------------------------------
Microsoft Corp.(a)                             105,800    9,541,837
-------------------------------------------------------------------
Novell, Inc.(a)                                  5,500      145,750
-------------------------------------------------------------------
Unisys Corp.(a)                                305,000   11,875,937
-------------------------------------------------------------------
Veritas Software Corp.(a)                        6,100      579,119
-------------------------------------------------------------------
Yahoo!, Inc.(a)                                 37,000    6,373,250
-------------------------------------------------------------------
                                                         50,332,774
-------------------------------------------------------------------


                                                           MARKET
                                                SHARES     VALUE
CONSUMER FINANCE - 0.55%

Capital One Financial Corp.                     36,000 $  2,004,750
-------------------------------------------------------------------
Providian Financial Corp.                        6,700      626,450
-------------------------------------------------------------------
                                                          2,631,200
-------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.04%

AmeriSource Health Corp.-Class A(a)              7,800      198,900
-------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.46%

General Electric Co.                            50,000    5,650,000
-------------------------------------------------------------------
Sanmina Corp.(a)(b)                             51,600    3,915,150
-------------------------------------------------------------------
Symbol Technologies, Inc.                       60,450    2,229,094
-------------------------------------------------------------------
                                                         11,794,244
-------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 3.72%

Analog Devices, Inc.(a)                         60,000    3,011,250
-------------------------------------------------------------------
Intel Corp.(b)(c)                               36,000    2,142,000
-------------------------------------------------------------------
LSI Logic Corp.(a)                              20,900      964,012
-------------------------------------------------------------------
Texas Instruments, Inc.                         40,000    5,800,000
-------------------------------------------------------------------
Xilinx, Inc.(a)                                103,000    5,896,750
-------------------------------------------------------------------
                                                         17,814,012
-------------------------------------------------------------------

ENTERTAINMENT - 1.80%

Time Warner, Inc.                              117,000    8,599,500
-------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 3.78%

American Express Co.                            15,000    1,951,875
-------------------------------------------------------------------
Fannie Mae                                      91,500    6,256,312
-------------------------------------------------------------------
Freddie Mac                                    170,000    9,860,000
-------------------------------------------------------------------
                                                         18,068,187
-------------------------------------------------------------------

FOOTWEAR - 0.46%

Nike, Inc.-Class B                              35,000    2,215,937
-------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 6.64%

Abbott Laboratories                             98,600    4,486,300
-------------------------------------------------------------------
Bristol-Myers Squibb Co.                       125,000    8,804,687
-------------------------------------------------------------------
Johnson & Johnson                               68,500    6,713,000
-------------------------------------------------------------------
Warner-Lambert Co.                             170,000   11,793,750
-------------------------------------------------------------------
                                                         31,797,737
-------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) -
  2.99%

Lilly (Eli) & Co.                               62,000    4,440,750
-------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                       143,000    8,124,187
-------------------------------------------------------------------
Schering-Plough Corp.                           32,500    1,722,500
-------------------------------------------------------------------
                                                         14,287,437
-------------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                                  MARKET
                                                        SHARES     VALUE
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 6.29%

Bausch & Lomb, Inc.                                     46,400 $  3,549,600
---------------------------------------------------------------------------
Becton, Dickinson & Co.                                 79,900    2,397,000
---------------------------------------------------------------------------
Boston Scientific Corp.(a)                              60,000    2,636,250
---------------------------------------------------------------------------
Guidant Corp.                                          300,000   15,431,250
---------------------------------------------------------------------------
Medtronic, Inc.                                         78,026    6,076,275
---------------------------------------------------------------------------
                                                                 30,090,375
---------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 1.40%

American International Group, Inc.                      57,360    6,714,705
---------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.63%

Knight/Trimark Group, Inc.-Class A(a)                   50,000    3,015,625
---------------------------------------------------------------------------

LODGING-HOTELS - 0.88%

Carnival Corp.                                          87,200    4,229,200
---------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 4.41%

Tyco International Ltd.                                175,000   16,581,250
---------------------------------------------------------------------------
United Technologies Corp.                               63,000    4,516,313
---------------------------------------------------------------------------
                                                                 21,097,563
---------------------------------------------------------------------------

NATURAL GAS - 0.51%

Enron Corp.                                             30,000    2,452,500
---------------------------------------------------------------------------

RAILROADS - 0.03%

Kansas City Southern Industries, Inc.                    2,300      146,769
---------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 3.26%

Home Depot, Inc. (The)                                  97,000    6,250,438
---------------------------------------------------------------------------
Lowe's Companies, Inc.                                 165,000    9,353,438
---------------------------------------------------------------------------
                                                                 15,603,876
---------------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.67%

Best Buy Co., Inc.(a)                                   68,000    4,590,000
---------------------------------------------------------------------------
Tandy Corp.                                             70,000    3,421,250
---------------------------------------------------------------------------
                                                                  8,011,250
---------------------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.26%

Dollar Tree Stores, Inc.(a)                             28,800    1,267,200
---------------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.41%

Kroger Co.(a)                                          200,200    5,593,088
---------------------------------------------------------------------------
Safeway, Inc.(a)                                        23,600    1,168,200
---------------------------------------------------------------------------
                                                                  6,761,288
---------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 2.21%

Dayton Hudson Corp.                                     70,000    4,550,000
---------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                  125,000    6,031,250
---------------------------------------------------------------------------
                                                                 10,581,250
---------------------------------------------------------------------------

                                                                 MARKET
                                                       SHARES     VALUE
RETAIL (SPECIALTY) - 2.41%

Office Depot, Inc.(a)                                  232,750 $  5,135,047
---------------------------------------------------------------------------
Staples, Inc.(a)                                       161,000    4,980,938
---------------------------------------------------------------------------
Tiffany & Co.                                           14,600    1,408,900
---------------------------------------------------------------------------
                                                                 11,524,885
---------------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 1.32%

Gap, Inc. (The)                                         54,000    2,720,250
---------------------------------------------------------------------------
Intimate Brands, Inc.                                   75,895    3,595,526
---------------------------------------------------------------------------
                                                                  6,315,776
---------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 2.10%

Outdoor Systems, Inc.(a)                               275,000   10,037,500
---------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 2.47%

Affiliated Computer Services, Inc.-Class A(a)           29,100    1,473,188
---------------------------------------------------------------------------
Ceridian Corp.(a)                                       69,400    2,268,513
---------------------------------------------------------------------------
CSG Systems International, Inc.(a)                      67,900    1,778,131
---------------------------------------------------------------------------
First Data Corp.                                       100,000    4,893,750
---------------------------------------------------------------------------
Fiserv, Inc.(a)                                         45,225    1,416,108
---------------------------------------------------------------------------
                                                                 11,829,690
---------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 4.73%

MCI WorldCom, Inc.(a)(b)                               262,243   22,618,459
---------------------------------------------------------------------------

TEXTILES (APPAREL) - 1.07%

Tommy Hilfiger Corp.(a)                                 70,000    5,145,000
---------------------------------------------------------------------------
  Total Domestic Common Stocks (Cost $285,708,730)              424,885,320
---------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 4.65%

CANADA - 1.45%

Nortel Networks Corp. (Communications Equipment)        80,000    6,945,000
---------------------------------------------------------------------------

FINLAND - 1.69%

Nokia Oyj A.B.-Class A (Communications Equipment)       13,600    1,191,374
---------------------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR (Communications
 Equipment)                                             75,000    6,867,187
---------------------------------------------------------------------------
                                                                  8,058,561
---------------------------------------------------------------------------

NETHERLANDS - 1.51%

Koninklijke (Royal) Philips Electronics N.V.-ADR
 (Electrical Equipment)                                 26,680    2,691,345
---------------------------------------------------------------------------
Koninklijke (Royal) Phillips Electronics N.V.-
 (Electrical Equipment)                                 46,000    4,534,537
---------------------------------------------------------------------------
                                                                  7,225,882
---------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests
   (Cost $15,507,956)                                            22,229,443
---------------------------------------------------------------------------

                              AIM V.I. GROWTH FUND
82

OPTIONS PURCHASED - 0.00%
                                NUMBER OF EXERCISE EXPIRATION
                                CONTRACTS  PRICE      DATE    MARKET VALUE
ELECTRONICS (SEMICONDUCTORS) -
  0.00%
Intel Corp. (Cost $37,080)         360     $52.50    Jul-99   $     12,375
--------------------------------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT
TIME DEPOSIT - 4.67%

CIBC Oppenheimer Corp., 5.50%,
 07/01/99 (Cost $22,363,210)                      $22,363,210   22,363,210
---------------------------------------------------------------------------

REPURCHASE AGREEMENT - 2.72%(d)

Greenwich Capital Markets, Inc., 5.00%, 07/01/99
 (Cost $13,000,037)(e)                             13,000,037   13,000,037
---------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.82%                                    482,490,385
===========================================================================
LIABILITIES LESS OTHER ASSETS - (0.82%)                         (3,903,545)
===========================================================================
NET ASSETS - 100.00%                                          $478,586,840
===========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) A portion of this security is subject to call options.
(c) A portion of this security is subject to put options.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreements entered into 06/30/99 with a maturing value of $100,013,889. Collaterialized by U.S. Government obligations.

Investment Abbreviation:
ADR - American Depositary Receipt

See Notes to Financial Statements.


                             AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments at market value (cost $336,617,013)           $482,490,385
----------------------------------------------------------------------
Cash                                                           375,509
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                          1,052,941
----------------------------------------------------------------------
 Investments sold                                            1,028,734
----------------------------------------------------------------------
 Dividends and interest                                        124,730
----------------------------------------------------------------------
Investment for deferred compensation plan                       23,806
----------------------------------------------------------------------
Other assets                                                     2,757
----------------------------------------------------------------------
  Total assets                                             485,098,862
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                       22,080
----------------------------------------------------------------------
 Investments purchased                                         816,068
----------------------------------------------------------------------
 Deferred compensation plan                                     23,806
----------------------------------------------------------------------
 Options written (Premiums received $4,998,568)              5,344,875
----------------------------------------------------------------------
Accrued advisory fees                                          231,912
----------------------------------------------------------------------
Accrued administrative services fees                             8,675
----------------------------------------------------------------------
Accrued directors' fees                                          2,350
----------------------------------------------------------------------
Accrued operating expenses                                      62,256
----------------------------------------------------------------------
  Total liabilities                                          6,512,022
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $478,586,840
======================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                17,139,556
======================================================================
Net asset value, offering and redemption price per share        $27.92
======================================================================



STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $22,717 foreign withholding tax)           $   923,851
-------------------------------------------------------------------------
Interest                                                         619,632
-------------------------------------------------------------------------
   Total investment income                                     1,543,483
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  1,301,868
-------------------------------------------------------------------------
Administrative services fees                                      46,972
-------------------------------------------------------------------------
Custodian fees                                                    29,321
-------------------------------------------------------------------------
Directors' fees and expenses                                       3,039
-------------------------------------------------------------------------
Other                                                             53,727
-------------------------------------------------------------------------
   Total expenses                                              1,434,927
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                    (1,229)
-------------------------------------------------------------------------
   Net expenses                                                1,433,698
-------------------------------------------------------------------------
Net investment income                                            109,785
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND OPTIONS CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                      25,571,787
-------------------------------------------------------------------------
   Foreign currencies                                            (94,199)
-------------------------------------------------------------------------
   Options contracts                                            (687,809)
-------------------------------------------------------------------------
                                                              24,789,779
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
   Investment securities                                      25,471,680
-------------------------------------------------------------------------
   Foreign currencies                                             (6,813)
-------------------------------------------------------------------------
   Options contracts                                             (47,752)
-------------------------------------------------------------------------
                                                              25,417,115
-------------------------------------------------------------------------
 Net gain from investment securities, foreign currencies and
  options contracts                                           50,206,894
-------------------------------------------------------------------------
Net increase in net assets resulting from operations         $50,316,679
=========================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND
84

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                       JUNE 30,   DECEMBER 31,
                                                         1999         1998
                                                     ------------ ------------
OPERATIONS:

 Net investment income                               $    109,785 $  1,230,060
-------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, futures and options contracts    24,789,779   22,257,031
-------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment
  securities, foreign currencies, futures and
  options contracts                                    25,417,115   68,057,550
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                         50,316,679   91,544,641
-------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                                       --   (1,180,373)
-------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                                        --  (22,129,920)
-------------------------------------------------------------------------------
 Net increase from capital stock transactions          56,355,410   44,828,633
-------------------------------------------------------------------------------
   Net increase in net assets                         106,672,089  113,062,981
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    371,914,751  258,851,770
-------------------------------------------------------------------------------
 End of year                                         $478,586,840 $371,914,751
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $285,154,071 $228,798,661
-------------------------------------------------------------------------------
 Undistributed net investment income                    1,399,293    1,289,508
-------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and
  options contracts                                    46,508,913   21,719,134
-------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, futures and options contracts   145,524,563  120,107,448
-------------------------------------------------------------------------------
                                                     $478,586,840 $371,914,751
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Growth Fund (the "Fund"). The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency

                             AIM V.I. GROWTH FUND
   exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
H. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

                             AIM V.I. GROWTH FUND
86

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $23,029 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $2,252 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $1,229 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,229 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1999 was $279,182,690 and $221,208,463, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $146,386,829
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (1,143,479)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $145,243,350
===========================================================================

 Cost of investments for tax purposes is $337,247,035.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                JUNE 30, 1999          DECEMBER 31, 1998
                           ------------------------  -----------------------
                             SHARES       AMOUNT       SHARES      AMOUNT
                           ----------  ------------  ----------  -----------
Sold                        3,733,983  $ 98,563,168   2,345,258  $52,301,342
-----------------------------------------------------------------------------
Issued as reinvestment of
 distributions                     --            --   1,005,621   23,310,293
-----------------------------------------------------------------------------
Reacquired                 (1,591,689)  (42,207,758) (1,407,943) (30,783,002)
-----------------------------------------------------------------------------
                            2,142,294  $ 56,355,410   1,942,936  $44,828,633
=============================================================================

NOTE 8 - CALL OPTIONS CONTRACTS WRITTEN
Transactions in call options written during the six months ended June 30, 1999 are summarized as follows:

                     CALL OPTION CONTRACTS
                     ---------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- -----------
Beginning of period     1,197  $   739,850
-------------------------------------------
Written                 6,900    6,352,045
-------------------------------------------
Closed                (1,730)   (1,353,477)
-------------------------------------------
Exercised             (1,040)     (605,070)
-------------------------------------------
Expired                 (157)     (134,780)
-------------------------------------------
End of period           5,170  $ 4,998,568
===========================================


Open call options held at June 30, 1999 were as follows:

                                                                 JUNE 30,     UNREALIZED
                         CONTRACT  STRIKE NUMBER OF  PREMIUM       1999      APPRECIATION
ISSUE                     MONTH    PRICE  CONTRACTS  RECEIVED  MARKET VALUE (DEPRECIATION)
----------------------  ---------- ------ --------- ---------- ------------ --------------
American Online Inc.     Oct. 1999  $105      540   $1,128,703  $1,036,125    $  92,578
------------------------------------------------------------------------------------------
American Online Inc.     Jan. 2000   120      810    1,346,525   1,549,125     (202,600)
------------------------------------------------------------------------------------------
Cisco Systems, Inc.      Oct. 1999    60      900      639,878     821,250     (181,372)
------------------------------------------------------------------------------------------
EMC Corp.                Oct. 1999    60      440      224,177     206,250       17,927
------------------------------------------------------------------------------------------
Intel Corp.              Oct. 1999    60      360      156,055     204,750      (48,695)
------------------------------------------------------------------------------------------
MCI Worldcom, Inc.      Sept. 1999    90    1,100      710,576     556,875      153,701
------------------------------------------------------------------------------------------
Sanmina Corp.            Oct. 1999    80      300      231,292     232,500       (1,208)
------------------------------------------------------------------------------------------
Sun Microsystems, Inc.   Oct. 1999    65      720      561,362     738,000     (176,638)
------------------------------------------------------------------------------------------
                                            5,170   $4,998,568  $5,344,875    $(346,307)
==========================================================================================

                             AIM V.I. GROWTH FUND

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                                  DECEMBER 31,                    JANUARY 31,
                                       --------------------------------------     -----------
                          JUNE 30,
                            1999         1998      1997      1996      1995          1995
                          --------     --------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $  24.80     $  19.83  $  16.25  $  14.44  $  10.71       $ 11.59
---------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         --         0.08      0.08      0.07      0.09          0.06
---------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                3.12         6.57      4.27      2.52      3.65         (0.88)
---------------------------------------------------------------------------------------------
   Total from investment
    operations                3.12         6.65      4.35      2.59      3.74         (0.82)
---------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --        (0.09)    (0.09)    (0.06)    (0.01)        (0.06)
---------------------------------------------------------------------------------------------
  Distributions from net
   realized gains               --        (1.59)    (0.68)    (0.72)       --            --
---------------------------------------------------------------------------------------------
   Total distributions          --        (1.68)    (0.77)    (0.78)    (0.01)        (0.06)
---------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  27.92     $  24.80  $  19.83  $  16.25  $  14.44       $ 10.71
=============================================================================================
Total return(a)              12.58%       34.12%    26.87%    18.09%    34.89%        (7.11)%
=============================================================================================

RATIOS/SUPPLEMENTAL
 DATA:

Net assets, end of
 period (000s omitted)    $478,587     $371,915  $258,852  $178,638  $102,600       $45,497
=============================================================================================
Ratio of expenses to
 average net assets           0.69%(b)     0.72%     0.73%     0.78%     0.84%(c)      0.95%
=============================================================================================
Ratio of net investment
 income to average net
 assets                       0.05%(b)     0.41%     0.54%     0.79%     0.95%(c)      0.71%
=============================================================================================
Portfolio turnover rate         56%         133%      132%      143%      125%          179%
=============================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $416,718,726.
(c) Annualized.

                              AIM V.I. GROWTH FUND
88

The Managers' Overview

FUND HANDILY OUTPACES BENCHMARKS
DURING REPORTING PERIOD
------------------------------------------------------------------------------------------------------------------------------------
Q. THE STOCK MARKET SEEMS TO HAVE DONE                                                  Q. WHAT CONTRIBUTED TO THE STRONG
WELL THE PAST SIX MONTHS. HOW DID                                                       PERFORMANCE OF THE FUND?
AIM V.I. GROWTH AND INCOME FUND DO?                                                     A. The fund invests in large, brand-name
A. The fund continued to produce                     [CHART APPEARS HERE]               companies in a market where size matters.
outstanding performance. Total return for                                               These big companies have large research
the six months ended June 30 was            AIM V.I. Growth & Income           14.57%   and development budgets to develop new
14.57%, well ahead of the 12.38% return of  S&P 500                            12.39%   products, economies of scale to reduce
the S&P 500 and the 11.59% return of the    Lipper Growth & Income Funds Index 11.68%   costs and access to global markets
Lipper Growth and Income Funds Index                                                    to sell products.
for the same period.                                                                      In response to the narrowness of the
                                                                                        market during much of the past six
Q. WHAT WERE MARKET CONDITIONS                 In May, the Fed hinted that it might     months, with a handful of stocks producing
LIKE DURING THE REPORTING PERIOD?            raise interest rates, and at its           most of the rise in the standard market
A. In late 1998, the Federal Reserve Board   June 30 meeting, it did raise the federal  indexes, we reduced the number of holdings
(the Fed) lowered interest rates,            funds rate from 4.75% to 5%. At the        in the portfolio from 139 to 87. Our main
spurring a market rally. That rally          same time, the Fed announced that it had   sectors are technology, financial and
continued in 1999, and the Dow briefly       shifted from a tightening to a neutral     health-care stocks, where companies
crossed the 11,000 threshold during the      bias, indicating that it planned no        continue to show strong earnings growth.
reporting period. In April, concerns         further rate hikes in the near future.
about interest rates shook the markets       That sparked a "relief rally" in the       Q. DID THE FUND OWN ANY INTERNET STOCKS?
when the Consumer Price Index revealed       markets. Overall, it was a good            A. One of our core holdings, Microsoft,
an unexpected increase in inflation.         period in equity markets.                  is a key Internet player. The company
                                                                                        is investing $5 billion for a small
PORTFOLIO COMPOSITION                                                                   stake in AT&T. AT&T's set-top boxes will
                                                                                        offer digital cable services using
As of 6/30/99, based on total net assets                                                Microsoft's Windows operating system.
                                                                                        Microsoft has cut other deals to steer
TOP 10 HOLDINGS                           TOP 10 INDUSTRIES                             telecommunications business its way.
                                                                                        As cable and phone companies build
 1. Tyco International Ltd.        5.37%   1. Computers (Software & Services) 8.78%     networks to provide voice, video
 2. Microsoft Corp.                4.44    2. Manufacturing (Diversified)     6.10      and data over one pipeline, Microsoft
 3. Chase Manhattan Corp. (The)    3.26    3. Computers (Hardware)            5.65      hopes to attract more users for its
 4. Schwab (Charles) Corp.         3.11    4. Telecommunications                        multimedia communications software.
 5. MCI WorldCom, Inc.             2.95       (Long Distance)                 5.55      With these and other holdings, including
 6. International Business                 5. Communications Equipment        5.51      Lucent Technologies and MCI WorldCom, the
    Machines Corp.                 2.93    6. Health Care (Diversified)       5.46      fund is investing in the companies
 7. American International                 7. Financial (Diversified)         5.39      building the Internet's infrastructure.
    Group, Inc.                    2.92    8. Investment Banking/Brokerage    5.12        The fund has not participated in the
 8. General Electric Co.           2.43    9. Retail (General Merchandise)    4.45      much-noted mania for Internet stocks.
 9. Cisco Systems Inc.             2.26   10. Health Care (Drugs-Major                  Few of these companies meet our
10. Wal-Mart Stores, Inc.          2.05       Pharmaceuticals)                4.13      earnings-based investment criteria
                                                                                        for the simple reason that they had
The fund's portfolio composition is subject to change, and there is no assurance        no earnings.
that the fund will continue to hold any particular security.

                        AIM V.I. GROWTH AND INCOME FUND                       89

Q. WHAT DID YOU LIKE IN THE                 stability: health-care products, fire and    Q. WHAT'S YOUR OUTLOOK FOR THE
FINANCIAL SECTOR?                           security systems, flow-control technology    NEXT SIX MONTHS?
A. The brokerage house Charles Schwab,      (pipes, pipe fittings and tubing) and        A. June 1999, the last month of the
which has such a sizable Internet           electrical components. Its products          reporting period, was the 99th straight
presence, was new to the portfolio since    include Curity bandages, fire                month of the current economic expansion,
our report six months ago; it was           extinguishers, and undersea                  which began in April 1991. Housing starts
also one of our 10 largest holdings.        fiber-optic cable.                           are still strong, consumer confidence high
Shortly after the close of the reporting      The Bermuda-based company has grown        and consumer spending up. Manufacturing,
period, Schwab reported record quarterly    through acquisitions, buying nearly 100      hit hard during 1998 when overseas demand
results, with revenue up 54% and            companies and growing its earnings rapidly   collapsed with the Asian financial crisis,
income up 98%. The rising value of Schwab   over the past six years. Tyco embodies       has been coming back. After a spike in
stock made an important contribution to     much of what we look for in a growth         April, inflation was again invisible in
the Fund's solid performance during the     stock: leading market-share positions        May. There is plenty of reason for
period covered by this report.              in leading growth industries both in         optimism, and if these factors remain so
  Other financial holdings include          the United States and in international       positive, the investing environment for
Merrill Lynch, which reported record        markets, which recently have begun to        the fund should be very favorable.
second-quarter earnings just after the      show signs of improving growth prospects.
reporting period closed, and the newly
public Goldman Sachs Group. The robust                                    [CHART APPEARS HERE]
health of both the economy and the
financial markets bodes well for the         RESULTS OF A $10,000 INVESTMENT
financial sector.                             5/2/94 - 6/30/99                ==== AIM V.I. Growth Fund
                                                                              ---- S&P 500
Q. WHAT TYPE OF HEALTH-CARE                                                   ---- Lipper Growth & Income Fund Index
COMPANIES DO YOU FAVOR?
A. The fund's health-care holdings made              AIM V.I. Growth & Income      S&P 500      Lipper Growth & Income Fund Index
up about 13% of the portfolio and were      5/2/94            10,000               10,000                    10,000
split between diversified health-care        6/94              9,770                9,903                     9,918
companies such as Johnson & Johnson          6/95             12,012               12,481                    11,850
and Bristol-Myers Squibb and major           6/96             14,641               15,724                    14,443
pharmaceutical houses such as Pfizer         6/97             18,735               21,179                    18,632
and Schering-Plough. Long-term               6/98             23,093               27,564                    22,756
demographic trends favor this sector.        6/99             29,526               33,879                    25,841
The population is aging and requires more
health care. Worldwide drug sales            AVERAGE ANNUAL TOTAL RETURN
are rising 8% to 10% a year.                 As of 6/30/99
  We're seeing a continuation of the         Inception (5/2/94)            23.34%           $35,678
"size matters" theme with major drug         5 Years                       24.76            $32,901
companies. Bringing a new drug to market     1 Year                        27.86
can cost about $1 billion, so major firms
such as Pfizer have a clear advantage over   Past performance cannot guarantee comparable future results.
their smaller competitors.
                                             MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF
Q. WHY IS TYCO YOUR LARGEST                  AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
HOLDING?                                     PERFORMANCE SHOWN.
A. We like this diversified manufacturer
with leading positions in a wide array of    The performance figures shown represent AIM V.I. Growth and Income Fund and businesses. The company has four divisions,  are not intended to reflect actual annuity values, and do not reflect charges
each exhibiting strength and                 at the separate account level, which, if applied, would lower the performance results. AIM V.I. Growth & Income Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The
                                             Fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
                                               The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a
                                             group of unmanaged securities widely regarded by investors to be representative of the stock market in general.
                                               The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income funds. It is compiled by Lipper Inc., an independent mutual-fund performance monitor. Data for the indexes is for the period 4/30/99-6/30/99.
                                               An investment cannot be made in any index listed. Unless otherwise noted, index results include reinvested dividends.











90                      AIM V.I. GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                            MARKET
                                               SHARES        VALUE
COMMON STOCKS - 89.49%

AUTOMOBILES - 0.96%

Ford Motor Co.                                   300,000 $   16,931,250
-----------------------------------------------------------------------

BANKS (MONEY CENTER) - 3.26%

Chase Manhattan Corp. (The)                      665,000     57,605,625
-----------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.98%

AT&T Corp. - Liberty Media Group-Class A(a)      250,000      9,187,500
-----------------------------------------------------------------------
Broadcast.com, Inc.(a)                            49,500      6,611,344
-----------------------------------------------------------------------
Comcast Corp. - Class A                          500,000     19,218,750
-----------------------------------------------------------------------
                                                             35,017,594
-----------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 1.17%

Monsanto Co.                                     525,000     20,704,687
-----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 5.51%

Corning, Inc.                                    175,000     12,271,875
-----------------------------------------------------------------------
Lucent Technologies, Inc.                        440,000     29,672,500
-----------------------------------------------------------------------
Motorola, Inc.                                   200,000     18,950,000
-----------------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR (Finland)             210,000     19,228,125
-----------------------------------------------------------------------
QUALCOMM, Inc.(a)                                120,000     17,220,000
-----------------------------------------------------------------------
                                                             97,342,500
-----------------------------------------------------------------------

COMPUTERS (HARDWARE) - 5.39%

Dell Computer Corp.(a)                           375,000     13,875,000
-----------------------------------------------------------------------
International Business Machines Corp.            400,000     51,700,000
-----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        430,000     29,616,250
-----------------------------------------------------------------------
                                                             95,191,250
-----------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.26%

Cisco Systems, Inc.(a)                           620,000     39,990,000
-----------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.54%

EMC Corp.(a)                                     350,000     19,250,016
-----------------------------------------------------------------------
Lexmark International Group, Inc.(a)             120,000      7,927,500
-----------------------------------------------------------------------
                                                             27,177,516
-----------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 8.18%

America Online, Inc.                             200,000     22,100,000
-----------------------------------------------------------------------
Microsoft Corp.(a)                               870,000     78,463,125
-----------------------------------------------------------------------
Novell, Inc.(a)                                1,290,000     34,185,000
-----------------------------------------------------------------------
Unisys Corp.(a)                                  250,000      9,734,375
-----------------------------------------------------------------------
                                                            144,482,500
-----------------------------------------------------------------------

CONSUMER FINANCE - 1.06%

Providian Financial Corp.                        200,000     18,700,000
-----------------------------------------------------------------------



                                                                   MARKET
                                                     SHARES        VALUE

DISTRIBUTORS (FOOD & HEALTH) - 0.55%

Cardinal Health, Inc.                                  150,000 $    9,618,750
-----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.43%

General Electric Co.                                   380,000     42,940,000
-----------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.27%

Linear Technology Corp.                                140,000      9,415,000
-----------------------------------------------------------------------------
Texas Instruments, Inc.                                 90,000     13,050,000
-----------------------------------------------------------------------------
                                                                   22,465,000
-----------------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 1.25%

Applied Materials, Inc.(a)                             125,000      9,234,375
-----------------------------------------------------------------------------
Teradyne, Inc.(a)                                      180,000     12,915,000
-----------------------------------------------------------------------------
                                                                   22,149,375
-----------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 5.39%

American Express Co.                                   240,000     31,230,000
-----------------------------------------------------------------------------
Citigroup, Inc.                                        352,500     16,743,750
-----------------------------------------------------------------------------
Fannie Mae                                             325,000     22,221,875
-----------------------------------------------------------------------------
Freddie Mac                                            430,000     24,940,000
-----------------------------------------------------------------------------
                                                                   95,135,625
-----------------------------------------------------------------------------

FOOTWEAR - 0.54%

Nike, Inc. - Class B                                   150,000      9,496,875
-----------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 5.46%

American Home Products Corp.                           240,000     13,800,000
-----------------------------------------------------------------------------
Bristol-Myers Squibb Co.                               500,000     35,218,750
-----------------------------------------------------------------------------
Johnson & Johnson                                      130,000     12,740,000
-----------------------------------------------------------------------------
Warner-Lambert Co.                                     500,000     34,687,500
-----------------------------------------------------------------------------
                                                                   96,446,250
-----------------------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 4.13%

Lilly (Eli) & Co.                                      155,000     11,101,875
-----------------------------------------------------------------------------
Pfizer, Inc.                                           300,000     32,925,000
-----------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                               230,000     13,066,875
-----------------------------------------------------------------------------
Schering-Plough Corp.                                  300,000     15,900,000
-----------------------------------------------------------------------------
                                                                   72,993,750
-----------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.39%

Columbia/HCA Healthcare Corp.                          300,000      6,843,750
-----------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 2.56%

Guidant Corp.                                          500,000     25,718,750
-----------------------------------------------------------------------------
Medtronic, Inc.                                        250,000     19,468,750
-----------------------------------------------------------------------------
                                                                   45,187,500
-----------------------------------------------------------------------------


                        AIM V.I. GROWTH AND INCOME FUND                    91

                                                             MARKET
                                               SHARES        VALUE

HEALTH CARE (SPECIALIZED SERVICES) - 0.32%

Omnicare, Inc.                                   451,700 $    5,702,712
-----------------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES - 0.40%

Maytag Corp.                                     100,000      6,968,750
-----------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.45%

Colgate-Palmolive Co.                             80,000      7,900,000
-----------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 2.92%

American International Group, Inc.               440,000     51,507,500
-----------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 5.12%

Goldman Sachs Group, Inc. (The)                  120,000      8,670,000
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                        130,000     10,391,875
-----------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.      160,000     16,400,000
-----------------------------------------------------------------------
Schwab (Charles) Corp.                           500,000     54,937,500
-----------------------------------------------------------------------
                                                             90,399,375
-----------------------------------------------------------------------

LODGING-HOTELS - 0.82%

Carnival Corp.                                   300,000     14,550,000
-----------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 6.10%

Tyco International Ltd.                        1,000,000     94,750,000
-----------------------------------------------------------------------
United Technologies Corp.                        180,000     12,903,750
-----------------------------------------------------------------------
                                                            107,653,750
-----------------------------------------------------------------------

NATURAL GAS - 0.60%

Enron Corp.                                      130,000     10,627,500
-----------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.96%

Halliburton Co.                                  200,000      9,050,000
-----------------------------------------------------------------------
Schlumberger Ltd.                                125,000      7,960,938
-----------------------------------------------------------------------
                                                             17,010,938
-----------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 1.21%

Mobil Corp.                                      215,000     21,285,000
-----------------------------------------------------------------------

RAILROADS - 0.54%

Kansas City Southern Industries, Inc.            150,000      9,571,875
-----------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.68%

Home Depot, Inc. (The)                            50,000      3,221,875
-----------------------------------------------------------------------
Lowe's Companies, Inc.                           155,000      8,786,563
-----------------------------------------------------------------------
                                                             12,008,438
-----------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.21%

Kroger Co.(a)                                    500,000     13,968,750
-----------------------------------------------------------------------
Safeway, Inc.(a)                                 150,000      7,425,000
-----------------------------------------------------------------------
                                                             21,393,750
-----------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 4.45%

Costco Companies, Inc.(a)                        100,000      8,006,250
-----------------------------------------------------------------------
Dayton Hudson Corp.                              530,000     34,450,000
-----------------------------------------------------------------------
Wal-Mart Stores, Inc.                            750,000     36,187,500
-----------------------------------------------------------------------
                                                             78,643,750
-----------------------------------------------------------------------


                                                                   MARKET
                                                     SHARES        VALUE

RETAIL (SPECIALTY) - 0.57%

Amazon.com, Inc.(a)                                     80,000 $   10,010,000
-----------------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.82%

Abercrombie & Fitch Co.-Class A(a)                     300,000     14,400,000
-----------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.29%

Concord EFS, Inc.(a)                                   193,300      8,179,006
-----------------------------------------------------------------------------
First Data Corp.                                       300,000     14,681,250
-----------------------------------------------------------------------------
                                                                   22,860,256
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 3.89%

AT&T Corp.                                             150,000      8,371,875
-----------------------------------------------------------------------------
Global TeleSystems Group, Inc.(a)                      100,000      8,100,000
-----------------------------------------------------------------------------
MCI WorldCom, Inc.(a)                                  605,000     52,181,250
-----------------------------------------------------------------------------
                                                                   68,653,125
-----------------------------------------------------------------------------

TELEPHONE - 0.49%

SBC Communications, Inc.                               150,000      8,700,000
-----------------------------------------------------------------------------

TOBACCO - 1.37%

Philip Morris Companies, Inc.                          600,000     24,112,500
-----------------------------------------------------------------------------

  Total Common Stocks (Cost $1,159,408,793)                     1,580,379,016
-----------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 2.62%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.85%

MediaOne Group, Inc.-$2.25 Conv. Pfd.                  100,000     14,981,250
-----------------------------------------------------------------------------

ENTERTAINMENT - 1.56%

Houston Industries, Inc.-$3.22 Conv. Pfd.              230,600     27,499,050
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.21%

Global Telesystems Group, Inc., -$3.625 Conv.
 Pfd. (Acquired 06/11/99; Cost $3,742,815)(b)           58,000      3,828,000
-----------------------------------------------------------------------------
  Total Convertible Preferred Stocks (Cost
   $33,793,293)                                                    46,308,300
-----------------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT

CONVERTIBLE BONDS & NOTES - 2.78%

COMPUTERS (HARDWARE) - 0.26%

Candescent Technology Corp., Conv. Sr. Sub. Deb.,
 7.00%, 05/01/03 (Acquired 04/17/98; Cost
 $5,875,401)(b)                                    $ 6,000,000      4,680,000
-----------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.60%

Veritas Software Corp., Conv. Unsec. Notes,
 5.25%, 11/01/04                                     4,500,000     10,549,688
-----------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.48%

Home Depot, Inc., Conv. Sub. Notes, 3.25%,
 10/01/01                                            3,000,000      8,392,500
-----------------------------------------------------------------------------


92                      AIM V.I. GROWTH AND INCOME FUND

                                                PRINCIPAL      MARKET
                                                 AMOUNT        VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 1.44%

 Global Telesystems Group,
  Conv. Sr. Sub. Deb., 8.75%, 06/30/00         $   500,000 $    2,035,000
--------------------------------------------------------------------------
 Sr. Sec. Sub. Conv. Notes, 8.75%, 06/30/00
  (Acquired 02/05/98; Cost $1,950,812)(b)        1,500,000      6,105,000
--------------------------------------------------------------------------
 Conv. Sr. Sub. Deb., 5.75%, 07/01/10           11,000,000     17,325,000
--------------------------------------------------------------------------
                                                               25,465,000
--------------------------------------------------------------------------
  Total Convertible Bonds & Notes
   (Cost $31,116,876)                                          49,087,188
--------------------------------------------------------------------------

TIME DEPOSIT - 4.53%

CIBC Oppenheimer Corp., 5.50%, 07/01/99 (Cost
 $80,000,000)                                   80,000,000     80,000,000
--------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.40%(c)

Chase Securities Inc., 5.00%, 07/01/99
 (Cost $24,718,696)(d)                          24,718,696     24,718,696
--------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.82%                                 1,780,493,200
--------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.82%)                       (14,532,689)
--------------------------------------------------------------------------
NET ASSETS - 100.00%                                       $1,765,960,511
==========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 06/30/99 was $14,613,000 which represented 0.83% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreements entered into 06/30/99 with a maturing value of $200,027,778. Collateralized by U.S. Government obligations.

Investment Abbreviations:

ADR- American Depositary Receipt
Conv.- Convertible
Deb.- Debentures
Pfd.- Preferred
Sec.- Secured
Sr.- Senior
Sub.- Subordinated
Unsec.- Unsecured

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND                       93

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)


ASSETS:

Investments, at market value (cost $1,329,037,658)        $1,780,493,200
------------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            1,149,282
------------------------------------------------------------------------
 Dividends and interest                                        1,381,249
------------------------------------------------------------------------
Investment for deferred compensation plan                         22,564
------------------------------------------------------------------------
Other assets                                                      13,616
========================================================================
  Total assets                                             1,783,059,911
========================================================================

LIABILITIES:

Payables for:
 Investments purchased                                        15,382,671
------------------------------------------------------------------------
 Capital stock reacquired                                        544,962
------------------------------------------------------------------------
 Deferred compensation plan                                       22,564
------------------------------------------------------------------------
Accrued advisory fees                                            820,149
------------------------------------------------------------------------
Accrued director's fees                                           13,181
------------------------------------------------------------------------
Accrued administrative services fees                             222,713
------------------------------------------------------------------------
Accrued operating expenses                                        93,160
------------------------------------------------------------------------
  Total liabilities                                           17,099,400
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $1,765,960,511
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  64,889,801
========================================================================
Net asset value, offering and redemption price per share          $27.21
========================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)


INVESTMENT INCOME:

Dividends (net of $16,291 foreign withholding tax)               $  5,928,208
------------------------------------------------------------------------------
Interest                                                            2,546,431
==============================================================================
  Total investment income                                           8,474,639
==============================================================================

EXPENSES:

Advisory fees                                                       4,462,314
------------------------------------------------------------------------------
Administrative services fees                                          588,532
------------------------------------------------------------------------------
Custodian fees                                                         76,249
------------------------------------------------------------------------------
Directors' fees and expenses                                            7,866
------------------------------------------------------------------------------
Other                                                                 363,148
==============================================================================
  Total expenses                                                    5,498,109
==============================================================================
Less: Expenses paid indirectly                                         (2,450)
------------------------------------------------------------------------------
  Net expenses                                                      5,495,659
==============================================================================
Net investment income                                               2,978,980
==============================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                             62,660,690
------------------------------------------------------------------------------
 Foreign currencies                                                       915
------------------------------------------------------------------------------
 Option contracts                                                    (368,390)
------------------------------------------------------------------------------
                                                                   62,293,215
------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                            138,812,320
------------------------------------------------------------------------------
 Foreign currencies                                                    (7,963)
------------------------------------------------------------------------------
 Option contracts                                                   1,110,542
==============================================================================
                                                                  139,914,899
==============================================================================
 Net gain from investment securities, foreign currencies, and
  option contracts                                                202,208,114
==============================================================================
Net increase in net assets resulting from operations             $205,187,094
==============================================================================

See Notes to Financial Statements.

94                      AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                    JUNE 30,     DECEMBER 31,
                                                      1999           1998
                                                 -------------- --------------

OPERATIONS:

 Net investment income                           $    2,978,980 $   12,149,523
-------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, futures and option
  contracts                                          62,293,215      5,086,770
-------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies,
  futures and option contracts                      139,914,899    224,324,487
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                       205,187,094    241,560,780
-------------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                                     --     (4,873,870)
-------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                                      --    (12,029,125)
-------------------------------------------------------------------------------
 Net increase from capital stock transactions       298,714,648    398,288,439
-------------------------------------------------------------------------------
  Net increase in net assets                        503,901,742    622,946,224
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                1,262,058,769    639,112,545
-------------------------------------------------------------------------------
 End of year                                     $1,765,960,511 $1,262,058,769
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)      $1,234,705,540 $  935,990,892
-------------------------------------------------------------------------------
 Undistributed net investment income                 14,976,348     11,997,368
-------------------------------------------------------------------------------
 Undistributed net realized gain on sales from
  investment securities, foreign currencies,
  futures and option contracts                       64,825,596      2,532,381
-------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                         451,453,027    311,538,128
-------------------------------------------------------------------------------
                                                 $1,765,960,511 $1,262,058,769
===============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Growth and Income Fund (the "Fund"). The Fund's investment objective is to seek growth of capital, with current income as a secondary objective. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock
   Exchange.
                        AIM V.I. GROWTH AND INCOME FUND                      95

   Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Realized gains or losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
H. Put options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The options' underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six

96                      AIM V.I. GROWTH AND INCOME FUND
months ended June 30, 1999, AIM was paid $31,750 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $3,238 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $2,450 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $2,450 during the six months ended June 30, 1999.

NOTE 4 - BANK BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements.
 The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $1,106,698,112 and $874,927,098, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $456,638,797
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (9,303,482)
===========================================================================
Net unrealized appreciation of investment securities          $447,335,315
===========================================================================

Cost of investments for tax purposes is $1,333,157,885.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                June 30,                 December 31,
                                  1999                       1998
                        --------------------------  ------------------------
                          Shares        Amount        Shares       Amount
                        -----------  -------------  ----------  ------------
Sold                     12,959,806   $329,487,675  19,890,074  $409,625,526
-----------------------------------------------------------------------------
Issued as reinvestment
 of distributions                --             --     751,578    16,902,995
-----------------------------------------------------------------------------
Reacquired               (1,201,029)   (30,773,027) (1,379,171)  (28,240,082)
=============================================================================
                         11,758,777   $298,714,648  19,262,481  $398,288,439
=============================================================================

NOTE 8 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the year ended June 30, 1999 are summarized as follows:

                      CALL OPTION
                       CONTRACTS
                   ------------------
                   NUMBER OF PREMIUMS
                   CONTRACTS RECEIVED
                   --------- --------
Beginning of year    2,667   $617,471
--------------------------------------
Written                850    465,834
--------------------------------------
Closed              (2,417)  (921,610)
--------------------------------------
Exercised           (1,100)  (161,695)
======================================
End of year             --   $     --
======================================

                        AIM V.I. GROWTH AND INCOME FUND                      97

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                                     December 31,
                           June 30,      -----------------------------------------     January 31,
                           1999(a)          1998         1997      1996     1995          1995
                          ----------     ----------    --------  --------  -------     -----------
Net asset value,
 beginning of period      $    23.75     $    18.87    $  15.03  $  12.68  $  9.98       $10.00
------------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.05           0.26(a)     0.13      0.16     0.14         0.11
------------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  3.41           4.95        3.74      2.36     3.11        (0.02)
======================================================================================================
   Total from investment
    operations                  3.46           5.21        3.87      2.52     3.25         0.09
======================================================================================================
Less distributions:
  Dividends from net
   investment income              --          (0.09)      (0.01)    (0.14)   (0.14)       (0.11)
------------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains                 --          (0.24)      (0.02)    (0.03)   (0.41)          --
======================================================================================================
   Total distributions            --          (0.33)      (0.03)    (0.17)   (0.55)       (0.11)
======================================================================================================
Net asset value, end of
 period                   $    27.21     $    23.75    $  18.87  $  15.03  $ 12.68       $ 9.98
======================================================================================================
Total return(b)                14.57%         27.68%      25.72%    19.95%   32.65%        0.90%
======================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of
 period (000s omitted)    $1,765,961     $1,262,059    $639,113  $209,332  $38,567       $7,380
======================================================================================================
Ratio of expenses to
 average net assets             0.75%(c)       0.65%       0.69%     0.78%    0.78%(d)     1.07%(d)(e)
======================================================================================================
Ratio of net investment
 income to average net
 assets                         0.41%(c)       1.34%       1.15%     2.05%    1.92%(d)     1.95%(d)(e)
======================================================================================================
Portfolio turnover rate           61%           140%        135%      148%     145%          96%
======================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $1,478,931,561.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.72% (annualized) and 1.30% (annualized), respectively.

98                      AIM V.I. GROWTH AND INCOME FUND

The Managers' Overview

HIGH-YIELD MARKET RECOVERS SLOWLY
------------------------------------------------------------------------------------------------------------------------------------
Q. HOW DID AIM V.I. HIGH YIELD FUND          the Lipper High Current Yield Funds        24, its highest level since 1997. On
PERFORM DURING THE REPORTING PERIOD?         Index, which returned 3.85%, as well       June 30, the Fed raised the federal funds
A. By the end of the first quarter of        as the Lehman High Yield Bond Index,       rate from 4.75% to 5% and returned to a
1999, yield spreads in the high-yield        which returned 2.20%.                      neutral-rate policy. The latter decision
market had narrowed substantially on                                                    signaled that rate hikes were unlikely
their way back to more favorable levels      Q. WHAT WERE THE MAJOR TRENDS IN           in the near future and sparked a "relief
established before last fall's market        THE BOND MARKETS DURING THE                rally" in the bond market.
downturn. Even the high-yield market's       FIRST HALF OF 1999?
lackluster performance during the second     A. Bond performance was generally          Q. HOW DID HIGH-YIELD BONDS FARE
quarter of 1999 could not erase the          disappointing for the reporting period.    IN THIS MARKET ENVIRONMENT?
gains made by AIM V.I. High Yield Fund.      This poor performance stemmed from         A. During the reporting period,
Cumulative total return for the              heightened concerns that the Federal       emerging-markets debt and high-yield
six-month reporting period ended             Reserve Board (the Fed) would raise        securities were among the better-performing
June 30, 1999, was a solid 6.11%.            interest rates to slow economic growth     segments of the bond market. Poorer
Boosted by favorable sector positioning,     and combat inflation. These concerns       performers included Treasuries and
fund performance outpaced the gains of       surfaced early in the reporting period     foreign-government bonds. High-yield
                                             after economic data showed that the U.S.   bonds generally outperform other
   [CHART APPEARS HERE]                      gross domestic product continued to        fixed-income assets when interest
                                             expand at a blistering pace. But the       rates rise because these bonds usually
FUND OUTPERFORMS BENCHMARKS                  primary catalyst for concerns about a      have higher coupons and shorter durations,
                                             Fed rate hike was the dramatic and         which make them less sensitive to
Six-month returns as of 6/30/99              unexpected rise in the inflation rate in   interest-rate moves.
                                             April.                                       Despite these positive changes in 1999,
AIM V.I. High Yield                            Uncertainty regarding the extent to      the high-yield market continued to suffer
 Fund                          6.11%         which the Fed might raise interest         from lack of investor confidence. Although
Lehman High Yield                            rates eroded bond prices in May and June,  high-yield bonds performed better than most
 Bond Index                    2.20%         sending their yields higher. The yield     other types of fixed-income instruments in
Lipper High Current                          of the benchmark 30-year U.S. Treasury     the first half of the year, investors
 Yield Funds Index             3.85%         bond soared from 5.09% at the beginning    remained wary of the bonds' riskier nature.
                                             of the reporting period to 6.16% on June   This general

PORTFOLIO COMPOSITION

As of 6/30/99, based on total net assets

TOP 10 HOLDINGS                              TOP 10 INDUSTRIES                                     COUNTRY ALLOCATIONS

 1. Tele1 Europe A.B. (Netherlands)   4.00%   1. Telecommunications (Cellular/Wireless) 14.33%     1. United States       80.87%
 2. Ono Finance PLC (United Kingdom)  3.33    2. Telecommunications (Long Distance)      9.50      2. United Kingdom       8.06
 3. Vista Eyecare, Inc.               3.06    3. Telephone                               8.57      3. Netherlands          5.92
 4. KMC Telecom Holdings, Inc.        2.94    4. Textiles (Apparel)                      7.22      4. Canada               1.84
 5. Logix Communications              2.94    5. Lodging-Hotels                          5.63      5. Sweden               0.89
 6. Majestic Star Casino LLC          2.91    6. Financial (Diversified)                 3.32      6. Bermuda              0.33
 7. Schuff Steel Co.                  2.90    7. Computers (Networking)                  3.20
 8. US Xchange LLC                    2.81    8. Gaming, Lottery & Parimutuel Companies  3.08
 9. Precision Partners, Inc.          2.80    9. Retail (Specialty)                      3.06
10. Supreme International Corp.       2.67   10. Construction (Cement & Aggregates)      2.90

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                           AIM V.I. HIGH YIELD FUND                           99

decline in investor confidence was also      By the end of the reporting period,        market may depend on the time it takes
fueled by an increase in default rates       high-yield bonds boasted some              for investors to become comfortable
during the reporting period. Through         excellent values relative to other         again with the risk-reward relationship of
the first six months of 1999, the default    fixed-income securities. Indeed, even if   this asset class. Although we cannot
rate for high-yield bonds was 4.23%          prices of high-yield bonds remain low,     predict if and when this shift in market
compared to 3.25% last year and 2.84%        their yields of about 10%, on average,     sentiment will occur, we believe that
in 1997.                                     provide a valuable safety cushion. If      high-yield bonds remain an attractive
                                             fundamentals continue to improve in the    option for investors looking for high
Q. GIVEN CURRENT MARKET CONDITIONS,          next few months, a full recovery in the    income with some potential of
HOW HAVE YOU MANAGED THE FUND'S              high-yield                                 appreciation.
PORTFOLIO?
A. As yield spreads returned to more                                   [CHART APPEARS HERE]
normal levels in early 1999, riskier
assets once again outperformed               RESULTS OF A $10,000 INVESTMENT
higher-quality issues because bond issuers     5/1/98 - 6/30/99
compensated investors for taking on more       AVERAGE ANNUAL TOTAL RETURN
risk. As a result, the middle-and                As of 6/30/99
lower-rated tiers of the high-yield              Inception (5/1/98)            -1.69%
market--B, CCC and non-rated bonds--have         1 Year                        -2.45%
been the best-performing this year.
Overall, we maintained about 60% of the                                        Lehman                Lipper
fund's total net assets in the single-B      (In            AIM V.I.       High Yield Bond      High Current Yield
sector, as rated by Standard & Poor's       thousands)  High Yield Fund         Index             Funds Index
Corporation, a well-known credit-rating
agency.                                      5/1/98        $10,000            $10,000               $10,000
  Fund performance was also helped by          6/98         10,050             10,070                 9,989
a significant rebound in the steel,            9/98          9,130              9,613                 9,251
energy, paper and chemical industries.        12/98          9,239              9,817                 9,542
In a dramatic reversal of trends,              3/99          9,584              9,998                 9,847
sectors that had been the hardest hit          6/99          9,804             10,033                 9,910
during the market downturn in 1998 have
benefited the most so far in 1999.             Past performance cannot guarantee comparable future results.
  At the reporting period's close, the
fund's largest holdings were in the          MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN
telecommunications and telephone             INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE
industries, which continued to benefit       SHOWN.
from consolidation and from growing
investor interest in the new generation      The performance figures shown represent AIM V.I. High Yield Fund and are not
of communications spawned by the computer    intended to reflect actual annuity values, and do not reflect charges at the
age. Domestic high-yield securities were     separate account level, which, if applied, would lower the performance
76.82% of net assets. The introduction       results. AIM V.I. High Yield Fund performance figures are historical and
of the euro in January sparked a surge       reflect reinvestment of all distributions and changes in net asset value. The
of new bond issues from European             fund's investment return and principal value will fluctuate, so an investor's
companies. We took this opportunity          shares, when redeemed, may be worth more or less than their original cost.
to add to the fund's dollar-denominated      Had fees and expenses not been waived during the reporting period, the fund's
international holdings, which represented    yields and returns would have been lower.
17% of total net assets on June 30.            The fund invests primarily in higher-yielding, lower-rated corporate bonds, commonly known as "junk bonds." These bonds have a greater risk of
Q. WHAT IS YOUR OUTLOOK FOR                  price fluctuation and loss of principal and income than U.S. government
HIGH-YIELD BONDS FOR THE REMAINDER           securities, such as U.S. Treasury bonds and bills, which offer a government
OF 1999?                                     guarantee as to the repayment of principal and interest if held to maturity.
A. Several economic forces for favorable     Fund shares are not insured, and their value will vary with market
bond performance are now in place:           conditions.
modest inflationary pressures, full            The Lehman High Yield Bond Index is an unmanaged composite generally
employment, income growth, relatively low    considered representative of high-yield depth securities. It is compiled by
interest rates and capital formation.        Lehman Brothers, a well-known global investment bank.
                                               The unmanaged Lipper High Current Yield Funds Index represents an average of the performance of the 30 largest high-yield funds charted by
                                             Lipper Inc., an independent mutual-fund performance monitor. Results shown reflect reinvestment of dividends.
                                               An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


100                           AIM V.I. HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

CORPORATE BONDS & NOTES - 92.51%

AEROSPACE/DEFENSE - 2.80%

Precision Partners, Inc., Sr. Sub. Mortgage Notes,
 12.00%, 03/15/09(a) (Acquired 05/13/99;
 Cost $498,125)                                           $500,000  $   477,500
-------------------------------------------------------------------------------

BUILDING MATERIALS - 0.42%

Imperial Home Decor Group, Series B Sr. Unsec. Gtd. Sub.
 Notes, 11.00%, 03/15/08                                   100,000       72,500
-------------------------------------------------------------------------------

CHEMICAL (SPECIALTY) - 2.07%

ZSC Specialty Chemicals PLC (United Kingdom), Sr. Notes,
 11.00%, 07/01/09(a) (Acquired 06/24/99; Cost $350,000)    350,000      353,500
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 1.69%

GST Telecom, Sr. Disc. Notes, 10.50%, 05/01/08(a)(b)
 (Acquired 04/28/99; Cost $309,068)                        500,000      288,750
-------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 3.20%

Convergent Communications, Series B Sr. Unsec. Notes,
 13.00%, 04/01/08(c)                                       250,000      228,750
-------------------------------------------------------------------------------
Exodus Communications, Sr. Unsec. Notes, 11.25%,
 07/01/08                                                  300,000      317,250
-------------------------------------------------------------------------------
                                                                        546,000
-------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.01%

Metal Management, Inc., Sr. Unsec. Gtd. Sub. Notes,
 10.00%, 05/15/08                                          425,000      344,250
-------------------------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES) - 2.90%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes, 10.50%,
 06/01/08                                                  550,000      495,000
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER) - 0.46%

BPC Holding Corp., Series B Sr. Sec. Notes, 12.50%,
 06/15/06                                                   80,000       78,400
-------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 3.32%

Ono Finance PLC (United Kingdom), Notes, 13.00%,
 05/01/09(c)                                               550,000      567,875
-------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 3.08%

Resort at Summerlin/RAS Co., Sr. Unsec. Sub. PIK Notes,
 13.00%, 12/15/07                                          118,000      107,970
-------------------------------------------------------------------------------
Venetian Casino Resort LLC, Gtd. Mortgage Notes, 12.25%,
 11/15/04                                                  425,000      418,625
-------------------------------------------------------------------------------
                                                                        526,595
-------------------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 2.45%

Biovail Corp., Sr. Notes, 10.875%, 11/15/05                400,000      418,000
-------------------------------------------------------------------------------



                                                          PRINCIPAL   MARKET
                                                           AMOUNT      VALUE

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.64%

Alaris Medical, Inc., Sr. Disc. Notes, 11.125%,
 08/01/08(b)                                              $200,000  $   109,500
-------------------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 2.39%

Team Health, Inc., Sr. Sub. Notes, 12.00%, 03/15/09(a)
 (Acquired 03/05/99-03/16/99; Cost $400,000)               400,000      408,000
-------------------------------------------------------------------------------

HOUSEHOLD FURN. & APPLIANCES - 2.06%

Falcon Products, Inc., Sr. Sub. Notes, 11.375%,
 06/15/09(a) (Acquired 06/14/99; Cost $350,000)            350,000      351,750
-------------------------------------------------------------------------------

HOUSEWARES - 2.49%

Decora Industries, Inc., Series B Sr. Sec. Gtd. Notes,
 11.00%, 05/01/05                                          440,000      424,600
-------------------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 2.41%

Marvel Enterprises, Inc., Sr. Notes, 12.00%, 06/15/09(a)
 (Acquired 02/17/99; Cost $395,000)                        395,000      411,788
-------------------------------------------------------------------------------

LODGING-HOTELS - 5.63%

American Skiing Co., Series B Sr. Sub. Notes, 12.00%,
 07/15/06                                                  300,000      232,500
-------------------------------------------------------------------------------
Booth Creek Ski Holdings, Sr. Unsec. Gtd. Notes, 12.50%,
 03/15/07                                                   90,000       79,650
-------------------------------------------------------------------------------
Majestic Star Casino LLC, Sec. Bonds, 10.875%,
 07/01/06(a) (Acquired 06/15/99; Cost $491,300)            500,000      497,500
-------------------------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Unsec. Yankee Notes,
 10.625%, 06/01/08                                         200,000      151,500
-------------------------------------------------------------------------------
                                                                        961,150
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 2.09%

Comstock Resources, Inc., Sr. Notes, 11.25%, 05/01/07(a)
 (Acquired 04/26/99; Cost $348,184)                        350,000      357,000
-------------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 2.62%

Polariod Corp., Sr. Unsec. Notes, 11.50%, 02/15/06         420,000      447,300
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 3.06%

Vista Eyecare, Inc., Series B Sr. Unsec. Gtd. Notes,
 12.75%, 10/15/05                                          525,000      522,375
-------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 2.09%

Avis Rent A Car, Inc., Sr. Sub. Notes, 11.00%,
 05/01/09(a) (Acquired 06/25/99; Cost $350,000)            350,000      357,000
-------------------------------------------------------------------------------

SHIPPING - 0.63%

Millenium Seacarriers, First Priority Ship Mortgage
 Notes, 12.00%, 07/15/05(c)                                100,000       52,500
-------------------------------------------------------------------------------
Pegasus Shipping Hellas Co. (Bermuda), Series A Sr. Sec.
 Gtd. Mortgage Notes, 11.875%, 11/15/04                    100,000       55,500
-------------------------------------------------------------------------------
                                                                        108,000
-------------------------------------------------------------------------------


                            AIM V.I. HIGH YIELD FUND

                                                           PRINCIPAL   MARKET
                                                            AMOUNT      VALUE

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 14.33%

Clearnet Communications, Inc. (Canada), Sr. Disc. Yankee
 Notes, 10.125%, 05/01/09(b)                               $550,000  $   314,875
--------------------------------------------------------------------------------
Dobson Communications Corp., Sr. Notes, 11.75%, 04/15/07    200,000      210,500
--------------------------------------------------------------------------------
GST Equipment Funding, Sr. Sec. Notes, 13.25%, 05/01/07     400,000      425,000
--------------------------------------------------------------------------------
Jazztel PLC (United Kingdom), Sr. Notes, 14.00%,
 04/01/09(a)(c) (Acquired 03/31/99; Cost $450,000)          450,000      443,250
--------------------------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr. Notes, 13.50%,
 05/15/09(a) (Acquired 05/19/99; Cost $500,000)             500,000      502,500
--------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec. Notes, 12.00%,
 11/01/08                                                   225,000      256,500
--------------------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Disc. Notes,
 11.25%, 04/15/09(a)(b) (Acquired 04/13/99; Cost $40,559)    70,000       40,250
--------------------------------------------------------------------------------
 12.00%, 07/15/08(a)(b) (Acquired 06/23/98-02/24/99; Cost
  $253,665)                                                 400,000      254,000
--------------------------------------------------------------------------------
                                                                       2,446,875
--------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 9.50%

DTI Holdings, Inc., Unsec. Sr. Disc. Notes, 12.50%,
 03/01/08(b)(c)                                             500,000      187,500
--------------------------------------------------------------------------------
Econophone, Inc.,
 Sr. Unsec. Notes, 13.50%, 07/15/07                         300,000      320,250
--------------------------------------------------------------------------------
 Sr. Unsec. Disc. Notes, 11.00%, 02/15/08(b)                 50,000       27,000
--------------------------------------------------------------------------------
Long Distance Direct, Inc., Sr. Notes, 12.25%,
 04/15/08(c)                                                140,000       91,350
--------------------------------------------------------------------------------
Tele1 Europe A.B. (Netherlands), Sr. Notes, 13.00%,
 05/15/09                                                   650,000      682,500
--------------------------------------------------------------------------------
Versatel Telecom B.V. (Netherlands), Sr. Notes, 13.25%,
 05/01/08(c)                                                300,000      313,500
--------------------------------------------------------------------------------
                                                                       1,622,100
--------------------------------------------------------------------------------

TELEPHONE - 8.57%

Firstworld Communications, Sr. Unsec. Disc. Notes,
 13.00%, 04/15/08(b)(c)                                     350,000      187,250
--------------------------------------------------------------------------------
Logix Communications, Sr. Unsec. Notes, 12.25%, 06/15/08    550,000      501,875
--------------------------------------------------------------------------------
Nextlink Communications, Inc., Sr. Disc. Unsec. Notes,
 12.25%, 06/01/09(b)                                        500,000      295,000
--------------------------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec. Notes, 15.00%, 07/01/08        460,000      479,550
--------------------------------------------------------------------------------
                                                                       1,463,675
--------------------------------------------------------------------------------

TEXTILES (APPAREL) - 7.22%

Panolam Industry International, Sr. Sub. Notes, 11.50%,
 02/15/09(a) (Acquired 02/15/99; Cost $420,000)             420,000      430,500
--------------------------------------------------------------------------------
St. John Knits International, Inc., Sr. Unsec. Sub.
 Notes, 12.50%, 07/01/09(a) (Acquired 06/30/99; Cost
 $345,156)                                                  350,000      345,156
--------------------------------------------------------------------------------

                                                      PRINCIPAL   MARKET
                                                       AMOUNT      VALUE

Supreme International Corp., Sr. Sub. Unsec. Gtd.
 Notes, 12.25%, 04/01/06(a) (Acquired 03/31/99; Cost
 $444,834)                                            $450,000  $   456,750
---------------------------------------------------------------------------
                                                                  1,232,406
---------------------------------------------------------------------------

TRUCKS & PARTS - 2.38%

HDA Parts System, Inc., Sr. Sub. Notes, 12.00%,
 08/01/05(a) (Acquired 07/28/98-03/17/99; Cost
 $391,274)                                             400,000      406,000
---------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $15,838,107)                                            15,797,889
---------------------------------------------------------------------------
                                                       SHARES


WARRANTS--0.26%

COMPUTERS (NETWORKING) - 0.00%
Convergent Communications, expiring 04/01/08(d)          1,000           10
---------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.00%

Resort At Summerlin/RAS Co., expiring 12/15/07(d)          100            1
---------------------------------------------------------------------------

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc., expiring 04/15/03(d)               60            1
---------------------------------------------------------------------------

SHIPPING - 0.00%

Millenium Seacarriers, expiring 07/15/03(d)                100          125
---------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.07%

Jazztel PLC (United Kingdom), expiring 04/01/09(d)       2,250       11,812
---------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.09%

DTI Holdings, Inc., expiring 03/01/08(d)                 2,500          300
---------------------------------------------------------------------------
Long Distance Direct, Inc., expiring 04/13/08(d)           140          350
---------------------------------------------------------------------------
Versatel Telecom B.V. (Netherlands), expiring
 05/15/08(d)                                               300       15,075
---------------------------------------------------------------------------
                                                                     15,725
---------------------------------------------------------------------------

TELEPHONE - 0.10%

Firstworld Communications, expiring 04/15/08(d)            350       17,500
---------------------------------------------------------------------------
  Total Warrants (Cost $3,701)                                       45,174
---------------------------------------------------------------------------

                                                      PRINCIPAL
                                                       AMOUNT

REPURCHASE AGREEMENT - 5.14%(e)

Dean Witter Reynolds, Inc., 4.85%, 07/01/99(f)
(Cost $877,929)                                       $877,929      877,929
===========================================================================
TOTAL INVESTMENTS - 97.91%                                       16,720,992
===========================================================================
OTHER ASSETS LESS LIABILITIES - 2.09%                               356,072
===========================================================================
NET ASSETS - 100.00%                                            $17,077,064
===========================================================================

                            AIM V.I. HIGH YIELD FUND
102

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of these securities at 06/30/99 was $6,381,194 which represented 37.37% of the Fund's net assets.
(b) Step bond issued at a discount. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(c) Consists of more than one class of securities traded together as a unit. In addition to the debt obligations listed, each unit contains warrants that enable the holder to purchase common stock in the issuer at a predetermined price per share of common stock.
(d) Non-income producing security.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 6/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government obligations.

Investment Abbreviations:

Deb.- Debentures
Disc.- Discounted
Gtd.- Guaranteed
PIK- Payment in Kind
Sec.- Secured
Sr.- Senior
Sub.- Subordinated
Unsec.- Unsecured



See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30 , 1999
(Unaudited)


ASSETS:

Investments, at market value (cost $16,719,737)           $ 16,720,992
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             74,172
----------------------------------------------------------------------
 Interest                                                      376,233
----------------------------------------------------------------------
 Investments sold                                              267,287
----------------------------------------------------------------------
Investment for deferred compensation plan                        4,116
----------------------------------------------------------------------
Other assets                                                     3,403
----------------------------------------------------------------------
  Total assets                                              17,446,203
----------------------------------------------------------------------

LIABILITIES:

Payables For:
 Investments purchased                                         345,156
----------------------------------------------------------------------
 Deferred compensation plan                                      4,116
----------------------------------------------------------------------
Accrued advisory fees                                            7,935
----------------------------------------------------------------------
Accrued operating expenses                                      11,932
----------------------------------------------------------------------
  Total liabilities                                            369,139
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 17,077,064
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 1,819,998
======================================================================
Net asset value, offering and redemption price per share  $       9.38
======================================================================


STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)


INVESTMENT INCOME:

Interest                                                         $700,543
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      37,529
--------------------------------------------------------------------------
Administrative services fees                                       22,784
--------------------------------------------------------------------------
Custodian fees                                                     11,055
--------------------------------------------------------------------------
Directors' fees and expenses                                        2,222
--------------------------------------------------------------------------
Professional fees                                                  12,033
--------------------------------------------------------------------------
Other                                                               4,305
--------------------------------------------------------------------------
   Total expenses                                                  89,928
--------------------------------------------------------------------------
Less: Expenses paid indirectly                                     (1,036)
--------------------------------------------------------------------------
  Fees waived by advisor                                          (22,557)
--------------------------------------------------------------------------
   Net expenses                                                    66,335
--------------------------------------------------------------------------
Net investment income                                             634,208
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities              (328,379)
--------------------------------------------------------------------------
Change in net unrealized appreciation of investment securities    327,005
--------------------------------------------------------------------------
 Net gain (loss) from investment securities                        (1,374)
--------------------------------------------------------------------------
Net increase in net assets resulting from operations             $632,834
==========================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND
104

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998
(Unaudited)

                                                    JUNE 30,    DECEMBER 31,
                                                      1999          1998
                                                   -----------  ------------

OPERATIONS:

 Net investment income                                $634,208   $  323,361
----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities                                          (328,379)   (367,230)
----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities              327,005    (325,750)
----------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations                                    632,834     (369,619)
----------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                                    --     (330,305)
----------------------------------------------------------------------------
 Net increase from capital stock transactions        8,477,929    8,666,225
----------------------------------------------------------------------------
   Net increase in net assets                        9,110,763    7,966,301
----------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                 7,966,301           --
----------------------------------------------------------------------------
 End of period                                     $17,077,064   $7,966,301
============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $17,139,995   $8,662,066
----------------------------------------------------------------------------
 Undistributed net investment income                   631,423       (2,785)
----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                               (695,609)   (367,230)
----------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of
  investment securities                                  1,255    (325,750)
----------------------------------------------------------------------------
                                                   $17,077,064   $7,966,301
============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. High Yield Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Equity securities which are listed or traded on an exchange or the NASDAQ National Market System are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the closing bid price on that day. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and
   (iii) securities reported in the NASDAQ National Market System, are valued at prices otained from an electronic quotation reporting system, if such prices are available, or from established market makers. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

                           AIM V.I. HIGH YIELD FUND

B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $247,108 as of December 31, 1998, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $300 million, plus 0.50% of the Fund's average daily net assets of the next $500 million, plus 0.45% of the Fund's average daily net assets in excess of $1 billion. During the six months ended June 30, 1999, AIM waived fees of $22,557.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $18,730 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,860 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $1,036 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,036 during the six months ended June 30, 1999.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1999 was $15,809,115 and $7,391,443, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:


Aggregate unrealized appreciation of investment securities    $458,871
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities  (457,616)
-----------------------------------------------------------------------
Net unrealized appreciation of investment securities            $1,255
=======================================================================
 Investments have the same cost for tax and financial statements.


                           AIM V.I. HIGH YIELD FUND
106

NOTE 7 - CAPITAL STOCK

Changes in capital stock outstanding during the six months ended June 30, 1999 and the period May 1, 1998 (date operations commenced) through December 31, 1998 were as follows:

                               JUNE 30, 1999       DECEMBER 31, 1998
                           ----------------------  -------------------
                            SHARES      AMOUNT     SHARES     AMOUNT
                           ---------  -----------  -------  ----------

Sold                       1,140,490  $10,500,348  910,186  $8,767,632
-----------------------------------------------------------------------
Issued as reinvestment of
 dividends                        --           --   37,577     330,305
-----------------------------------------------------------------------
Reacquired                  (222,167)  (2,022,419) (46,088)   (431,712)
=======================================================================
                             918,323  $ 8,477,929  901,675  $8,666,225
=======================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999 and period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                      JUNE 30,
                                                        1999        1998
                                                      --------     ------

Net asset value, beginning of period                  $  8.84      $10.00
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  0.35        0.39
-----------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
   unrealized)                                           0.19       (1.15)
-----------------------------------------------------------------------------
   Total from investment operations                      0.54       (0.76)
-----------------------------------------------------------------------------
Less dividends from net investment income                  --       (0.40)
-----------------------------------------------------------------------------
Net asset value, end of period                        $  9.38      $ 8.84
=============================================================================
Total return(a)                                          6.11%      (7.61)%
=============================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)              $17,077      $7,966
=============================================================================
Ratio of expenses to average net assets(b)               1.12%(c)    1.13%(d)
=============================================================================
Ratio of net investment income to average net
 assets(e)                                              10.56%(c)    9.75%(d)
=============================================================================
Portfolio turnover rate                                    65%         39%
=============================================================================

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.50% (annualized) and 2.50% (annualized) for 1999-1998.
(c) Ratios are annualized and based on average net assets of $12,108,624.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 10.19% (annualized) and 8.36% (annualized) for 1999-1998.
                           AIM V.I. HIGH YIELD FUND

The Managers' Overview

EUROPEAN STOCKS STRUGGLE AS
EMERGING MARKETS SURGE
------------------------------------------------------------------------------------------------------------------------------------
Q. HOW DID AIM V.I. INTERNATIONAL           Macroeconomic factors and quickening         Q. GIVEN THAT, WILL YOU CONTINUE TO
EQUITY FUND PERFORM THE PAST SIX MONTHS?    corporate restructuring have buoyed          FOCUS THE FUND'S ASSETS IN EUROPE?
A. The period covered by this report saw    Japan. Other Asian markets have rallied on   A. The fund has already reallocated
a reversal of a years-long trend in         good economic news and signs that interest   assets out of Europe as we have seen
international markets: Asia, Japan and      in buying Asian stocks could be spreading    stronger earnings in other regions
Latin America outperformed Europe.          from blue chips to lesser-known stocks.      around the world. But we still believe the
This shift affected the performance of      Latin American markets were on their way     long-term outlook for Europe is very
AIM V.I. International Equity Fund,         up as investors began to regain confidence   favorable. We also see some positive
which remained heavily invested in          in the region. In Latin America, market      short-term trends:
Europe. The fund's six-month total return   sentiment turned for the better with the     . The new European Central Bank
was 4.43%. By comparison, the overall       arrival in Brazil of a new central-bank      dropped interest rates in April to
index for international markets, the        governor and a clearer monetary policy.      stimulate the economy and boost confidence
EAFE, gained 3.97% during the reporting       At the same time, European economic        in Europe. Lower interest rates bode well
period. The Fund's net assets were          growth has become sluggish, particularly     for stocks.
$254.8 million at the end of six-month      in Germany, and we have seen earnings        . There's a positive side to the decline
reporting period.                           disappointments from some companies. The     of the euro: European exporters are now
                                            introduction of the euro in January created  much more competitive, and their earnings
Q. WHY DID JAPAN AND EMERGING MARKETS       a new common currency for 11 countries.      should accelerate once sales rise.
PERFORM BETTER THAN EUROPEAN MARKETS?       The euro started strong against the          . European companies are more focused on
A. Japan, Asia and Latin America suffered   dollar but weakened as it became clear that  shareholder value. The introduction of
major problems last year, including         the U.S. economy was growing much faster     the euro triggered a massive wave of
currency devaluation and recession.         than the European economy.                   mergers and acquisitions as companies
Signs of recovery appeared in early 1999.                                                strive to improve their strategic position
                                                                                         in the "new Europe."
PORTFOLIO COMPOSITION                                                                    . While recent earnings have declined,
                                                                                         European companies have long-term
As of 6/30/99, based on total net assets                                                 growth expectations superior to those in
                                                                                         the United States. And European stocks are
TOP 10 EQUITY HOLDINGS                          TOP 10 COUNTRIES                         selling at a cheaper price compared
                                                                                         to U.S. stocks.
 1. Nokia Oyj A.B.-Class A (Finland) 2.49%       1. Japan               15.26%
 2. Mannesmann A.G. (Germany)        1.96        2. United Kingdom      14.00            Q. WHAT EUROPEAN STOCKS DID
 3. Nortel Networks Corp. (Canada)   1.62        3. France              12.01            YOU LIKE?
 4. Barclays PLC (United Kingdom)    1.43        4. Canada               6.21            A. Telecommunications companies have
 5. Banca Popolare di Brescia                    5. Netherlands          5.17            performed well. Our top holding is
    (Italy)                          1.33        6. Switzerland          4.16            Finland-based Nokia, the world's largest
 6. Carrefour S.A. (France)          1.31        7. Mexico               3.99            wireless phone company. We think the
 7. Banque Nationale de Paris                    8. Germany              3.84            company is poised for future growth as
    (France)                         1.28        9. Hong Kong            3.56            deregulation continues in the European
 8. DaimlerChrysler A.G. (Germany)   1.24       10. Sweden               3.44            telecommunications industry. Many analysts
 9. Hennes & Mauritz A.B. (Sweden)   1.22                                                expect Nokia to continue widening
10. Pinault-Printemps-Redoute S.A.                                                       its lead over its competitors.
    (France)                         1.20

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

108                   AIM V.I. INTERNATIONAL EQUITY FUND

  Our second-largest holding was             RESULTS OF A $10,000 INVESTMENT
Mannesmann, a German engineering and             5/5/93 - 6/30/99
telecommunications conglomerate that
retains its roots in industrial areas        AVERAGE ANNUAL TOTAL RETURN
such as seamless tubes and automotive            As of 6/30/99
products while rapidly increasing its            Inception (5/5/93)    13.02%
telecommunications operations. The company       5 Year                12.82
built the first private telephone network        1 Year                 1.52
in Germany.                                                                            EUROPE,
                                                                  AIM V.I.           AUSTRALASIA,        LIPPER
Q. IS THE OUTLOOK FOR JAPAN IMPROVING?                         INTERNATIONAL        AND FAR EAST      INTERNATIONAL
A. The investment environment in Japan    (In thousands)        EQUITY FUND             INDEX          FUND INDEX
has steadily improved over the past                            -------------            ----          -------------
six months, driven both by macroeconomic       5/93               10,000               10,000            10,000
factors and by an increased pace of            6/93                9,880               10,057            10,030
corporate restructuring. In June, a            6/94               11,620               11,797            12,163
better-than-expected GDP number (1.9% for      6/95               12,670               12,027            12,398
the first quarter of 1999) also boosted        6/96               15,501               13,665            14,465
the markets. This was very welcome news,       6/97               18,387               15,464            17,355
coming after six consecutive quarters          6/98               20,916               16,451            18,198
of contraction. Telecommunications,            6/99               21,235               17,448            19,674
health care, and financial services have
been good sectors; banks and utilities       Past performance cannot guarantee comparable future results.
have been weak. Consumers are holding on
to their yen, so retail hasn't been very     MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF
strong, although there are a few exceptions. AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
But as people start to perceive that the     PERFORMANCE SHOWN.
economy is improving, they may spend
a little more, which itself could            The performance figures shown represent AIM V.I. International Equity Fund
help recovery.                               and are not intended to reflect actual annuity values, and do not reflect
  We had 15.26% of assets invested in        charges at the separate account level, which, if applied, would lower the
Japan at the close of the reporting          performance results. AIM V.I. International Equity Fund performance figures
period, up from 7.68% six months ago,        are historical and reflect reinvestment of all distributions and changes in
because we found companies in Japan          net asset value. The fund's investment return and principal value will
with strong earnings potential. Our          fluctuate so that an investor's shares, when redeemed, may be worth more or
Japanese holdings include                    less than their original cost.
telecommunications giant NTT, and              AIM V.I. International Equity Fund's performance figures are historical
Takeda, that nation's largest                and reflect reinvestment of all distributions and changes in net asset value.
pharmaceutical firm. Nevertheless,             The fund's investment return and principal value will fluctuate, so an
we remain cautious about a Japanese          investor's shares, when redeemed, may be worth more or less than their
recovery as consumer spending is down,       original cost.
unemployment is rising, and the                International investing presents certain risks not associated with
government has yet to implement meaningful   investing solely in the United States. These include risks relating to
economic reform.                             fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign
Q. HAS LATIN AMERICA RECOVERED?              holdings, differences in accounting, political risks, and the lesser degree
A. Latin American markets have turned        of public information required to be provided by non-U.S. companies.
around considerably. Markets calmed,           The EAFE--Registered Trademark--(Europe, Australasia, and the Far East)
for example, as Brazil established a         Index is a group of unmanaged foreign securities tracked by Morgan Stanley
clearer monetary policy. Even with this      Capital International.
positive news, we feel it is too early to      The unmanaged Lipper International Fund Index represents an average of
expect a sustained recovery in               the performance of the 30 largest international mutual funds. It is
Brazil. At least in the short term, we'll    compiled by Lipper Inc., an independent mutual funds performance monitor.
continue to focus our Latin American           An investment cannot be made in any index listed. Unless otherwise
investments in Mexico. The recent recovery   indicated, index results include reinvested dividends.
in oil prices
                                             has boosted the Mexican economy, and       earnings picture to improve as
                                             Mexico continues to benefit from the       privatization, deregulation and
                                             strength of its largest trading partner,   restructuring take hold.
                                             the United States.                           We look for continued improvement
                                                                                        in Latin America and Asia, with the
                                             Q. WHAT IS YOUR OUTLOOK?                   exception of Japan. While we have
                                             A. Further interest-rate cuts could occur  increased our Japanese holdings, we
                                             across Europe, a move that would benefit   believe it's too early to say the
                                             large-company stocks in which the fund     economic crisis there has ended.
                                             invests. Over the long run, we expect the

                      AIM V.I. INTERNATIONAL EQUITY FUND                     109

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                                      MARKET
                                                        SHARES         VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 88.75%
ARGENTINA - 0.36%

Telefonica de Argentina S.A.-ADR (Telephone)              29,300 $      919,286
-------------------------------------------------------------------------------

AUSTRALIA - 1.11%

AMP Ltd. (Insurance-Life/Health)                         120,800      1,318,883
-------------------------------------------------------------------------------
Brambles Industries Ltd. (Air Freight)                    34,000        894,533
-------------------------------------------------------------------------------
Cable & Wireless Optus, Ltd. (Telephone)(a)              268,000        609,435
-------------------------------------------------------------------------------
                                                                      2,822,851
-------------------------------------------------------------------------------

BELGIUM - 0.54%

UCB S.A. (Manufacturing-Diversified)                      32,000      1,368,637
-------------------------------------------------------------------------------

BRAZIL - 0.69%

Embratel Participacoes S.A. - ADR (Telephone)             14,100        195,637
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras, Pfd. (Oil & Gas-
 Exploration & Production)                                 7,013      1,085,337
-------------------------------------------------------------------------------
Tele Centro Sul Participacoes S.A. - ADR (Telephone)       2,821        156,514
-------------------------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.-ADR (Telephone)(a)      14,100            881
-------------------------------------------------------------------------------
Telesp Participacoes S.A.-ADR (Telephone)                 14,100        322,537
-------------------------------------------------------------------------------
                                                                      1,760,906
-------------------------------------------------------------------------------

CANADA - 6.21%

ATI Technologies, Inc. (Computers-Hardware)               78,100      1,264,123
-------------------------------------------------------------------------------
BCE, Inc. (Telephone)                                     57,300      2,790,143
-------------------------------------------------------------------------------
Bombardier Inc. (Aerospace/Defense)                       42,600        650,492
-------------------------------------------------------------------------------
CGI Group, Inc. (Services-Computer Systems)(a)            31,000        652,189
-------------------------------------------------------------------------------
Imasco Ltd. (Manufacturing-Diversified)                   28,600        770,560
-------------------------------------------------------------------------------
JDS Fitel, Inc. (Manufacturing-Specialized)(a)            16,400      1,374,550
-------------------------------------------------------------------------------
Loblaw Co. Ltd. (Retail-Specialty)                        24,000        608,347
-------------------------------------------------------------------------------
Nortel Networks Corp. (Communications Equipment)          47,617      4,133,751
-------------------------------------------------------------------------------
Rogers Communications, Inc. (Telecommunications-
 Cellular/Wireless)(a)                                    61,000        979,063
-------------------------------------------------------------------------------
Shaw Communications, Inc. (Broadcasting-Television,
 Radio & Cable)                                           33,600      1,329,406
-------------------------------------------------------------------------------
Toronto-Dominion Bank (Banks-Regional)                    28,100      1,272,939
-------------------------------------------------------------------------------
                                                                     15,825,563
-------------------------------------------------------------------------------

FINLAND - 3.05%

Nokia Oyj A.B.-Class A (Communications Equipment)         72,400      6,342,312
-------------------------------------------------------------------------------
Sonera Group Oyj (Telecommunications-
 Cellular/Wireless)                                       65,250      1,425,629
-------------------------------------------------------------------------------
                                                                      7,767,941
-------------------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
FRANCE - 12.01%

Accor S.A. (Lodging-Hotels)                                8,500 $    2,133,084
-------------------------------------------------------------------------------
Alstom (Engineering & Construction)(a)                    40,000      1,257,332
-------------------------------------------------------------------------------
Altran Technologies, S.A. (Services-Commercial &
 Consumer)                                                 5,300      1,398,318
-------------------------------------------------------------------------------
Axa (Insurance-Multi-Line)                                20,300      2,474,976
-------------------------------------------------------------------------------
Banque Nationale de Paris (Banks-Major Regional)          39,300      3,272,608
-------------------------------------------------------------------------------
Cap Gemini Sogeti S.A. (Computers-Software &
 Services)                                                13,000      2,041,825
-------------------------------------------------------------------------------
Carrefour S.A. (Retail-Food Chains)                       22,800      3,348,419
-------------------------------------------------------------------------------
Danone (Foods)                                             4,600      1,185,190
-------------------------------------------------------------------------------
Elf Aquitaine S.A. (Oil & Gas-Refining & Marketing)       10,400      1,525,206
-------------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Retail-General
 Merchandise)                                             17,800      3,052,555
-------------------------------------------------------------------------------
Promodes (Retail-Food Chains)                              3,650      2,394,316
-------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting-
 Television, Radio & Cable)                                6,600      1,537,243
-------------------------------------------------------------------------------
Total Fina S.A.-Class B (Oil & Gas-Refining &
 Marketing)                                               19,000      2,449,633
-------------------------------------------------------------------------------
Vivendi (Consumer Services)                               31,200      2,525,753
-------------------------------------------------------------------------------
                                                                     30,596,458
-------------------------------------------------------------------------------

GERMANY - 3.84%

DaimlerChrsyler A.G. (Automobiles)                        36,564      3,165,317
-------------------------------------------------------------------------------
EM.TV & Merchandising A.G. (Broadcasting-Television,
 Radio & Cable)                                              650        914,400
-------------------------------------------------------------------------------
Mannesmann A.G. (Machinery-Diversified)                   33,500      4,995,782
-------------------------------------------------------------------------------
Porsche A.G., Pfd. (Automobiles)                             300        704,930
-------------------------------------------------------------------------------
                                                                      9,780,429
-------------------------------------------------------------------------------

HONG KONG - 3.47%

China Telecom Ltd. (Telecommunications-
 Cellular/Wireless)(a)                                   840,000      2,333,153
-------------------------------------------------------------------------------
Cosco Pacific Ltd. (Financial-Diversified)             2,788,000      2,299,797
-------------------------------------------------------------------------------
Dao Heng Bank Group Ltd. (Banks-Regional)(a)             338,000      1,516,047
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food Chains)              254,000      2,299,835
-------------------------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)                                460,000        382,414
-------------------------------------------------------------------------------
                                                                      8,831,246
-------------------------------------------------------------------------------

INDONESIA - 0.69%

Gulf Indonesia Resources Ltd. (Oil-International
 Integrated)                                             152,300      1,751,450
-------------------------------------------------------------------------------

110                    AIM V.I. INTERNATIONAL EQUITY FUND

                                                                  MARKET
                                                     SHARES       VALUE
IRELAND - 2.06%

Allied Irish Banks PLC (Banks-Regional)               176,500 $    2,336,948
----------------------------------------------------------------------------
Bank of Ireland (Banks-Major Regional)                104,100      1,756,523
----------------------------------------------------------------------------
CRH PLC (Construction-Cement & Aggregates)             65,000      1,151,433
----------------------------------------------------------------------------
                                                                   5,244,904
----------------------------------------------------------------------------

ITALY - 2.15%

Banca Popolare di Brescia (Banks-Regional)             79,000      3,382,893
----------------------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major Regional)        229,400      1,007,148
----------------------------------------------------------------------------
San Paolo-IMI S.p.A. (Banks-Major Regional)            79,460      1,080,967
----------------------------------------------------------------------------
                                                                   5,471,008
----------------------------------------------------------------------------

JAPAN - 15.26%

Advantest Corp. (Electronics-Instrumentation)          21,400      2,353,204
----------------------------------------------------------------------------
Aiwa Co., Ltd. (Electronics Component
 Distributors)(a)                                      37,000      1,223,646
----------------------------------------------------------------------------
Alps Electric Co., Ltd. (Electronics-Component
 Distributors)(a)                                     103,000      2,414,262
----------------------------------------------------------------------------
Hirose Electric Co. Ltd. (Electronics-Component
 Distributors)                                         19,000      1,973,047
----------------------------------------------------------------------------
Hoya Corp.(Manufacturing-Specialized)                  23,000      1,298,801
----------------------------------------------------------------------------
Ibiden Co., Ltd. (Electronics-Component
 Distributors)(a)                                      72,000      1,190,575
----------------------------------------------------------------------------
Kirin Brewery Co., Ltd. (Beverages-Alcoholic)         189,000      2,265,812
----------------------------------------------------------------------------
Matsushita Communication Industrial Co., Ltd.
 (Telephone)                                           32,000      2,288,549
----------------------------------------------------------------------------
Murata Manufacturing Co., Ltd. (Electronics-
 Component Distributors)                               33,000      2,171,807
----------------------------------------------------------------------------
NEC Corp. (Computers-Hardware)                        181,000      2,252,212
----------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
 (Telecommunications-Long Distance)                     1,970      2,296,569
----------------------------------------------------------------------------
NTT Data Corp. (Computers-Software & Services)          1,780      1,415,759
----------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.
 (Telecommunications-Cellular/Wireless)                 1,600      2,169,492
----------------------------------------------------------------------------
Okuma Corp. (Hardware & Tools)                        286,000      1,328,913
----------------------------------------------------------------------------
Ricoh Corp. Ltd. (Office Equipment & Supplies)(a)     158,000      2,176,337
----------------------------------------------------------------------------
Rohm Co. (Electronics-Component Distributors)           7,000      1,096,734
----------------------------------------------------------------------------
Sharp Corp. (Electrical Equipment)(a)                  84,000        993,138
----------------------------------------------------------------------------
Sony Corp. (Electronics-Component Distributors)        25,300      2,729,764
----------------------------------------------------------------------------
Takeda Chemical Industries (Health Care-Drugs-
 Generic & Other)                                      53,000      2,458,289
----------------------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-Semiconductors)       20,000      1,357,586
----------------------------------------------------------------------------
Ushio, Inc. (Electronics-Component Distributors)      111,000      1,422,489
----------------------------------------------------------------------------
                                                                  38,876,985
----------------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
MEXICO - 3.99%

Cifra S.A. de C.V. (Retail-General Merchandise)(a)       772,000 $    1,412,265
-------------------------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR (Beverages-Non-Alcoholic)        70,000      1,356,250
-------------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V.-ADR
 (Beverages-Non-Alcoholic)                                59,020      2,353,422
-------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Beverages-
 Alcoholic)                                              387,000      1,103,370
-------------------------------------------------------------------------------
Grupo Televisa S.A.-GDR (Entertainment)(a)                47,500      2,128,594
-------------------------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de C.V.-Class A
 (Paper & Forest Products)                               171,000        703,211
-------------------------------------------------------------------------------
Telefonos de Mexico S.A.-ADR (Telephone)                  13,700      1,107,131
-------------------------------------------------------------------------------
                                                                     10,164,243
-------------------------------------------------------------------------------

NETHERLANDS - 5.17%

AEGON N.V. (Insurance Brokers)                             6,800        493,018
-------------------------------------------------------------------------------
Equant N.V. (Computers-Networking)(a)                     16,000      1,474,170
-------------------------------------------------------------------------------
Getronics N.V. (Computers-Software & Services)            42,500      1,633,759
-------------------------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food Chains)               85,000      2,925,873
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
 (Household Furniture & Appliances)                       14,260      1,405,706
-------------------------------------------------------------------------------
Libertel N.V.(Telecommunications-
 Cellular/Wireless)(a)                                    52,000      1,018,233
-------------------------------------------------------------------------------
Verenigde Nederlandse Uitgeversbedrijven Verenigd
 Bezit (Publishing)                                       56,800      2,268,351
-------------------------------------------------------------------------------
Wolters Kluwer N.V. (Specialty Printing)                  49,400      1,965,189
-------------------------------------------------------------------------------
                                                                     13,184,299
-------------------------------------------------------------------------------

NORWAY - 0.17%

Merkantildata A.S.A (Services-Commercial & Consumer)      44,000        424,325
-------------------------------------------------------------------------------

PHILIPPINES - 0.53%

Philippine Long Distance Telephone Co. (Telephone)        24,260        739,595
-------------------------------------------------------------------------------
Philippine Long Distance Telephone Co.-ADR
 (Telephone)                                              20,600        620,575
-------------------------------------------------------------------------------
                                                                      1,360,170
-------------------------------------------------------------------------------

PORTUGAL - 0.29%

Jeronimo Martins & Filho, S.A. (Retail-General
 Merchandise)                                             22,500        742,728
-------------------------------------------------------------------------------

SINGAPORE - 1.39%

Development Bank of Singapore Ltd. (Banks-Major
 Regional)                                               106,000      1,295,417
-------------------------------------------------------------------------------
Keppel Corp. Ltd. (Engineering & Construction)           331,000      1,127,967
-------------------------------------------------------------------------------
Singapore Press Holdings Ltd. (Publishing-
 Newspapers)                                              66,000      1,124,559
-------------------------------------------------------------------------------
                                                                      3,547,943
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                     MARKET
                                                        SHARES       VALUE
SOUTH KOREA - 1.73%

Korea Electric Power Corp.-ADR (Electric Companies)       58,900 $    1,207,450
-------------------------------------------------------------------------------
Korea Telecom Corp.-ADR (Telephone)(a)                    42,000      1,680,000
-------------------------------------------------------------------------------
Pohang Iron & Steel Co. Ltd. -ADR (Iron & Steel)          45,500      1,529,937
-------------------------------------------------------------------------------
                                                                      4,417,387
-------------------------------------------------------------------------------

SPAIN - 2.12%

Banco Popular Espanol S.A. (Banks-Major Regional)         17,500      1,257,976
-------------------------------------------------------------------------------
Corp. Financiera Reunida, S.A. (Investment
 Management)(a)                                           49,400        632,323
-------------------------------------------------------------------------------
Endesa S.A. (Electric Companies)                          49,200      1,048,590
-------------------------------------------------------------------------------
Telefonica S.A. (Telephone)                               51,200      2,464,733
-------------------------------------------------------------------------------
                                                                      5,403,622
-------------------------------------------------------------------------------

SWEDEN - 3.44%

Electrolux A.B. (Household Furniture & Appliances)       113,000      2,369,629
-------------------------------------------------------------------------------
Hennes & Mauritz A.B. (Retail-Specialty-Apparel)         125,976      3,116,657
-------------------------------------------------------------------------------
NetCom A.B. (Telecommunications-
 Cellular/Wireless)(a)                                    36,000      1,212,971
-------------------------------------------------------------------------------
Svenska Handelsbanken A.B. (Banks-Major Regional)        119,500      1,435,985
-------------------------------------------------------------------------------
WM-Data A.B.-Class B (Computers-Software & Services)      16,500        629,812
-------------------------------------------------------------------------------
                                                                      8,765,054
-------------------------------------------------------------------------------

SWITZERLAND - 4.16%

ABB A.G. (Electrical Equipment)                            1,600      2,365,799
-------------------------------------------------------------------------------
Adecco S.A. (Services-Commercial & Consumer)               2,600      1,392,350
-------------------------------------------------------------------------------
Compagnie Financiere Richemont A.G. (Tobacco)(a)             685      1,316,715
-------------------------------------------------------------------------------
Julius Baer Holding A.G. (Banks-Major Regional)              230        655,031
-------------------------------------------------------------------------------
UBS A.G. (Bank-Major Regional)                             7,107      2,119,992
-------------------------------------------------------------------------------
Zurich Allied A.G. (Insurance-Multi-Line)                  4,850      2,756,284
-------------------------------------------------------------------------------
                                                                     10,606,171
-------------------------------------------------------------------------------

THAILAND - 0.69%

Siam Commercial Bank (Banks-Regional), Conv. Pfd.        846,000      1,204,475
-------------------------------------------------------------------------------
Siam Commercial Bank (Banks-Regional), Wts. expiring
 05/10/12(a)                                             846,000        544,881
-------------------------------------------------------------------------------
                                                                      1,749,356
-------------------------------------------------------------------------------

                                                                     MARKET
                                                        SHARES       VALUE
UNITED KINGDOM - 13.63%

Airtours PLC (Services-Commercial & Consumer)             82,450 $      655,008
-------------------------------------------------------------------------------
Barclays PLC (Banks-Major Regional)                      125,000      3,637,197
-------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (Broadcasting-
 Television, Radio & Cable)                            250,000        2,319,058
-------------------------------------------------------------------------------
British Telecommunications PLC (Communications
 Equipment)                                              144,730      2,425,029
-------------------------------------------------------------------------------
Compass Group PLC (Services-Commercial & Consumer)       156,000      1,546,680
-------------------------------------------------------------------------------
Dixons Group PLC (Retail-Specialty)                       94,000      1,755,785
-------------------------------------------------------------------------------
General Electric Co. PLC (Manufacturing-Diversified)     262,600      2,678,083
-------------------------------------------------------------------------------
Granada Group PLC (Leisure Time-Products)                 83,500      1,549,131
-------------------------------------------------------------------------------
Hays PLC (Services-Commercial & Consumer)                278,800      2,937,780
-------------------------------------------------------------------------------
Invensys PLC (Electronics-Component-Distributors)(a)     200,000        946,538
-------------------------------------------------------------------------------
Logica PLC (Computer Software & Services)                 92,500        972,507
-------------------------------------------------------------------------------
Misys PLC (Services-Commercial & Consumer)               189,500      1,621,938
-------------------------------------------------------------------------------
Orange PLC (Telephone)(a)                                172,000      2,521,369
-------------------------------------------------------------------------------
Provident Financial PLC (Consumer Finance)                89,543      1,244,168
-------------------------------------------------------------------------------
Railtrack Group PLC (Shipping)                            78,644      1,607,795
-------------------------------------------------------------------------------
Shell Transport & Trading Co. (Oil-International
 Integrated)(a)                                          159,000      1,192,342
-------------------------------------------------------------------------------
Stagecoach Holdings PLC (Shipping)                       145,000        519,394
-------------------------------------------------------------------------------
Vodafone Airtouch PLC (Telecommunications-
 Cellular/Wireless)                                      130,000      2,561,406
-------------------------------------------------------------------------------
WPP Group PLC (Services-Advertising/Marketing)           240,000      2,029,580
-------------------------------------------------------------------------------
                                                                     34,720,788
-------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $176,596,674)                                                    226,103,750
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND
112

                                                        PRINCIPAL         MARKET
                                                           AMOUNT          VALUE
FOREIGN CONVERTIBLE BONDS
 & NOTES - 0.46%(b)

HONG KONG - 0.09%

Cosco Treasury Co. Ltd. (Shipping), Conv. Gtd. Bonds,
 1.00%, 03/13/03                                       $  246,000 $      223,764
--------------------------------------------------------------------------------

UNITED KINGDOM - 0.37%

Airtours PLC (Services-Commercial & Consumer), Conv.
 Sub. Notes
 5.75%, 01/05/04(b)                               GBP      71,000        136,115
--------------------------------------------------------------------------------
 5.75%, 01/05/04 (Acquired 12/09/98;
  Cost $706,386)(b)(c)                            GBP     427,000        818,608
--------------------------------------------------------------------------------
                                                                         954,723
--------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Convertible Bonds
   & Notes
   (Cost $1,004,923)                                                   1,178,487
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 6.00%(d)

Greenwich Capital Markets, Inc., 5.00%, 07/01/99
 (Cost $15,279,556)                                    15,279,556     15,279,556
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 95.21%                                           242,561,793
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 4.79%                                 12,200,329
--------------------------------------------------------------------------------
NET ASSETS - 100.00%                                              $  254,762,122
================================================================================


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value at 06/30/99 represented 0.32% of the Fund's net assets.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,889. Collaterized by U.S. Government agency obligations.

Investment Abbreviations:

Conv. - Convertible
GBP - British Pound Sterling
Gtd. - Guaranteed
Pfd. - Preferred
Sub. - Subordinated
Wts. - Warrants

See Notes to Financial Statements.

                      AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)


ASSETS:

Investments, at market value (cost $192,881,153)          $242,561,793
----------------------------------------------------------------------
Foreign currencies, at value (cost $3,683,106)               3,662,179
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            552,339
----------------------------------------------------------------------
 Investments sold                                            9,617,179
----------------------------------------------------------------------
 Dividends and interest                                        687,449
----------------------------------------------------------------------
Investment for deferred compensation plan                       23,434
----------------------------------------------------------------------
Other assets                                                     1,891
----------------------------------------------------------------------
  Total assets                                             257,106,264
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      108,321
----------------------------------------------------------------------
 Investments purchased                                       2,012,321
----------------------------------------------------------------------
 Deferred compensation plan                                     23,434
----------------------------------------------------------------------
Accrued advisory fees                                          153,586
----------------------------------------------------------------------
Accrued directors' fees                                          2,071
----------------------------------------------------------------------
Accrued operating expenses                                      44,409
----------------------------------------------------------------------
  Total liabilities                                          2,344,142
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $254,762,122
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                12,430,719
======================================================================
Net asset value, offering and redemption price per share  $      20.49
======================================================================






STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $224,168 foreign withholding tax)             $ 1,686,138
----------------------------------------------------------------------------
Interest                                                            352,033
----------------------------------------------------------------------------
  Total investment income                                         2,038,171
----------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       895,775
----------------------------------------------------------------------------
Administrative services fees                                         37,240
----------------------------------------------------------------------------
Custodian fees                                                      119,929
----------------------------------------------------------------------------
Directors' fees and expenses                                          4,732
----------------------------------------------------------------------------
Other                                                                42,157
----------------------------------------------------------------------------
  Total expenses                                                  1,099,833
----------------------------------------------------------------------------
Net investment income                                               938,338
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES
 AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
 Investment securities                                           16,439,375
----------------------------------------------------------------------------
 Foreign currencies                                                 (37,086)
----------------------------------------------------------------------------
                                                                 16,402,289
----------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
 Investment securities                                           (6,437,619)
----------------------------------------------------------------------------
 Foreign currencies                                                (130,169)
----------------------------------------------------------------------------
                                                                 (6,567,788)
----------------------------------------------------------------------------
 Net gain from investment securities and foreign currencies       9,834,501
----------------------------------------------------------------------------
Net increase in net assets resulting from operations            $10,772,839
============================================================================

See Notes to Financial Statements.

                       AIM V.I. INTERNATIONAL EQUITY FUND
114

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                    JUNE 30,    DECEMBER 31,
                                                      1999          1998
                                                  ------------  ------------
OPERATIONS:

 Net investment income                            $    938,338  $  1,852,329
-----------------------------------------------------------------------------
 Net realized gain from investment securities and
  foreign currencies                                16,402,289    13,261,554
-----------------------------------------------------------------------------
 Change in net unrealized appreciation
  (depreciation) of investment securities and
  foreign currencies                                (6,567,788)   15,969,669
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                       10,772,839    31,083,552
-----------------------------------------------------------------------------
 Dividends to shareholders from net investment
  income                                                    --    (1,910,166)
-----------------------------------------------------------------------------
 Net increase from capital stock transactions        3,674,971       118,341
-----------------------------------------------------------------------------
  Net increase in net assets                        14,447,810    29,291,727
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                 240,314,312   211,022,585
-----------------------------------------------------------------------------
 End of year                                      $254,762,122  $240,314,312
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)       $174,074,005  $170,399,034
-----------------------------------------------------------------------------
 Undistributed net investment income                 2,872,698     1,934,360
-----------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities and foreign currencies                 28,228,091    11,825,802
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                            49,587,328    56,155,116
-----------------------------------------------------------------------------
                                                  $254,762,122  $240,314,312
=============================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM V.I. International Equity Fund (the "Fund"). The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New

                      AIM V.I. INTERNATIONAL EQUITY FUND

   York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
E. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $33,156 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,642 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                      AIM V.I. INTERNATIONAL EQUITY FUND
116

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $123,451,148 and $127,292,161, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $53,414,192
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (3,989,832)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $49,424,360
==========================================================================

 Cost of investments for tax purposes is $193,137,434.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                  JUNE 30,                DECEMBER 31,
                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        2,154,168  $ 42,787,625   2,410,075  $ 46,643,002
------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                     --            --     101,067     1,910,166
------------------------------------------------------------------------------
Reacquired                 (1,973,022)  (39,112,654) (2,581,125)  (48,434,827)
------------------------------------------------------------------------------
                              181,146  $  3,674,971     (69,983) $    118,341
------------------------------------------------------------------------------

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999 and each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, and the year ended January 31, 1995.

                                                  DECEMBER 31,
                          JUNE 30,     -------------------------------------     JANUARY 31,
                            1999         1998      1997      1996     1995          1995
                          --------     --------  --------  --------  -------     -----------
Net asset value,
 beginning of period      $  19.62     $  17.13  $  16.36  $  13.66  $ 11.03       $ 12.49
----------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.07         0.15      0.10      0.07     0.07          0.06
----------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                0.80         2.50      1.03      2.67     2.58         (1.49)
----------------------------------------------------------------------------------------------
   Total from investment
    operations                0.87         2.65      1.13      2.74     2.65         (1.43)
----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income            --        (0.16)    (0.08)    (0.04)   (0.02)        (0.03)
----------------------------------------------------------------------------------------------
  Distributions from net
   realized gains               --           --     (0.28)       --       --            --
----------------------------------------------------------------------------------------------
   Total distributions          --        (0.16)    (0.36)    (0.04)   (0.02)        (0.03)
----------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  20.49     $  19.62  $  17.13  $  16.36  $ 13.66       $ 11.03
==============================================================================================
Total return(a)               4.43%       15.49%     6.94%    20.05%   24.04%       (11.48)%
==============================================================================================
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)    $254,762     $240,314  $211,023  $165,738  $82,257       $55,019
==============================================================================================
Ratio of expenses to
 average net assets           0.92%(b)     0.91%     0.93%     0.96%    1.15%(c)      1.27%(d)
==============================================================================================
Ratio of net investment
 income (loss) to
 average net assets           0.79%(b)     0.80%     0.68%     0.78%    0.75%(c)      0.60%(e)
==============================================================================================
Portfolio turnover rate         65%          76%       57%       59%      67%           64%
==============================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $240,852,908.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.28% and 0.59%.


                      AIM V.I. INTERNATIONAL EQUITY FUND

The Managers' Overview

FUND PRODUCES ATTRACTIVE YIELD IN
CHANGING MARKET ENVIRONMENT
------------------------------------------------------------------------------------------------------------------------------------
Q. HOW DID AIM V.I. MONEY MARKET FUND        rate hikes in the near future. That        -----------------------------------------
PERFORM DURING THE REPORTING PERIOD?         sparked a "relief rally" in the bond
A. For the six months ended June 30, 1999,   market, dropping the yield on the 30-year      For much of the reporting period,
the fund's management team maintained a      Treasury to 5.97% at the close of the
weighted average maturity (WAM) in the       reporting period.                                  investors and economists
18- to 32-day range. As of June 30, the
WAM stood at 21 days and the seven-day       Q. WHAT HAPPENED IN U.S.                      worried that the strong U.S. economy
yield for the fund was 4.44%.                MARKETS?
                                             A. The Dow Jones Industrial Average               would touch off inflation.
Q. WHAT WAS THE INTEREST-RATE STORY?         reached two milestones during the first
A. For much of the reporting period,         six months of 1999, closing above 10,000   -----------------------------------------
investors and economists worried that        in March and beyond 11,000 in May.
the strong U.S. economy would touch          However, these record-setting performances economists are concerned about Europe's
off inflation. U.S. Treasury securities      masked a very narrow market during the     economic outlook because of widely varying
performed poorly because of heightened       first part of the reporting period. As     growth rates among the euro-zone countries.
concerns that the Federal Reserve Board      time went on, though, we began to see a    And unlike other foreign markets, the
(the Fed) would raise interest rates to      dramatic reversal of this trend. Markets   performance of European markets during the
slow economic growth and combat inflation.   that had been out of favor for the past    past six months has been largely flat.
The primary impetus for these concerns was   couple of years--small- and mid-sized
the dramatic and unexpected rise of consumer company stocks, cyclical and value         Q. HOW WILL THE FUND RESPOND IF
prices in April--the 0.7% increase was the   stocks--were reporting positive earnings   INTEREST RATES RISE?
largest in more than eight years.            that coaxed investors back. As a result,   A. The fund's short WAM makes it
  Uncertainty concerning the extent that     the overall market in the United States    capable of responding quickly to any
the Fed might raise interest rates eroded    broadened.                                 change in rates. It can take advantage of
Treasury prices in May and June, sending                                                any reversal in interest rates to provide
their yields higher. The yield of the        Q. HOW ABOUT FOREIGN MARKETS?              competitive yield while maintaining a
benchmark 30-year U.S. Treasury bond         A. The Fed's rate cuts in 1998 helped      conservative position with respect to
soared from 5.09% at the beginning of        halt the downward spiral that started      interest-rate risk.
reporting period to 6.16% on June 24,        in Asia and gave emerging markets--and
its highest level since 1997.                the global financial system--a big scare   An investment in the fund is neither
  Speculation surrounding the Fed's          last summer. Asian markets have rallied    insured nor guaranteed by the U.S.
possible action did not end until            during recent months, and investor         government. There is no assurance that the
June 30, when the central bank raised the    confidence in Latin America is returning.  fund will be able to maintain a stable net
federal funds rate from 4.75% to 5%.         Some economists also believe that          asset value of $1.00 per share.
At the same time, the Fed announced that     Japan's financial woes may have bottomed
it had shifted from a tightening to a        out with markets there on the way
neutral bias, indicating it planned no       back up.
further                                        Elsewhere, the debut of Europe's new
                                             common currency, the euro, at the
                                             beginning of 1999 went smoothly. But

118                       AIM V.I. MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                       PAR
                                                      (000)     VALUE
COMMERCIAL PAPER - 40.56%(a)

ASSET-BACKED SECURITIES - COMMERCIAL LOANS/LEASES -
  1.31%

Centric Capital Corp.
 4.81%, 10/04/99                                     $ 1,000 $   987,307
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - MULTI-PURPOSE - 22.14%

Bavaria TRR Corp.
 5.12%, 07/27/99                                       2,000   1,992,604
----------------------------------------------------------------------------
Clipper Receivables Corp.
 4.96%, 08/09/99                                       3,000   2,983,880
----------------------------------------------------------------------------
Edison Asset Securitization, LLC
 4.85%, 07/30/99                                       2,000   1,992,186
----------------------------------------------------------------------------
 4.81%, 09/09/99                                       1,155   1,144,198
----------------------------------------------------------------------------
Enterprise Funding Corp.
 5.08%, 07/28/99                                       1,246   1,241,253
----------------------------------------------------------------------------
Falcon Asset Securitization Corp.
 4.81%, 09/20/99                                       1,500   1,483,766
----------------------------------------------------------------------------
Park Avenue Receivables Corp.
 5.05%, 08/12/99                                       2,916   2,898,820
----------------------------------------------------------------------------
Quincy Capital Corp.
 4.93%, 08/03/99                                       3,000   2,986,443
----------------------------------------------------------------------------
                                                              16,723,150
----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - TRADE RECEIVABLES - 3.97%

Asset Securitization Cooperative Corp.
 5.10%, 03/10/00                                       3,000   2,998,622
----------------------------------------------------------------------------

BANKS - DOMESTIC - 1.31%

First Chicago Financial Corp.
 4.85%, 09/13/99                                       1,000     990,031
----------------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 2.62%

Henkel Corp.
 4.84%, 09/08/99                                       2,000   1,981,447
----------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.62%

Siemens Capital Corp.
 4.78%, 09/30/99                                       2,000   1,975,834
----------------------------------------------------------------------------

FINANCE - MULTIPLE INDUSTRY - 2.62%

General Electric Capital Corp.
 4.81%, 09/07/99                                       2,000   1,981,829
----------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 3.97%

Credit Suisse First Boston, Inc.
 4.82%, 07/08/99                                       3,000   2,997,188
----------------------------------------------------------------------------
  Total Commercial Paper                                      30,635,408
----------------------------------------------------------------------------


                                                        PAR
                                                       (000)     VALUE
MASTER NOTE AGREEMENTS - 11.92%(b)

Citicorp Securities, Inc.
 6.25%, 07/26/99(c)                                   $ 3,000 $ 3,000,000
----------------------------------------------------------------------------
Merrill Lynch Mortgage Capital Inc.
 6.28%, 08/16/99(d)                                     3,000   3,000,000
----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.
 6.10%, 11/22/99(e)                                     3,000   3,000,000
----------------------------------------------------------------------------
  Total Master Note Agreements                                  9,000,000
----------------------------------------------------------------------------
  Total Investments, excluding Repurchase Agreements           39,635,408
----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 48.30%(f)

Bear, Stearns & Co., Inc.,
 5.00%(g)                                               3,000   3,000,000
----------------------------------------------------------------------------
CIBC Oppenheimer Corp.
 4.95%, 07/01/99(h)                                    18,000  18,000,000
----------------------------------------------------------------------------
Dean Witter Reynolds Inc.
 4.85%, 07/01/99(i)                                    15,483  15,482,598
----------------------------------------------------------------------------
  Total Repurchase Agreements                                  36,482,598
----------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.78%                                    76,118,006(j)
----------------------------------------------------------------------------
OTHER LIABILITIES LESS ASSETS - (0.78%)                          (592,443)
----------------------------------------------------------------------------
NET ASSETS - 100.00%                                          $75,525,563
----------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain nonregistered investment companies managed by the investment advisor or its affiliates.
(c) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 3 business days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/99.
(d) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business day notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/99.
(e) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 3 days notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 06/30/99.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102 % of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Open repurchase agreement entered into 10/05/98. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by U.S. Government obligations, with an aggregate market value at 6/30/99 of $355,207,230.
(h) Joint repurchase agreement entered into 06/30/99 with a maturing value of $300,041,250. Collateralized by U.S. Government and Treasury obligations.
(i) Joint repurchase agreement entered into 06/30/99 with a maturing value of $100,013,472. Collateralized by U.S. Government and Treasury obligations.
(j) Also represents cost for federal income tax purposes.


                          AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements, at value (cost
 $39,635,408)                                                 $ 39,635,408
--------------------------------------------------------------------------
Repurchase agreements (cost $36,482,598)                        36,482,598
--------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                               281,279
--------------------------------------------------------------------------
  Interest receivable                                               49,973
--------------------------------------------------------------------------
Investment for deferred compensation plan                           22,508
--------------------------------------------------------------------------
Other assets                                                           282
--------------------------------------------------------------------------
    Total assets                                                76,472,048
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                         867,634
--------------------------------------------------------------------------
  Deferred compensation plan                                        22,508
--------------------------------------------------------------------------
Accrued advisory fees                                               26,282
--------------------------------------------------------------------------
Accrued directors' fees                                              2,640
--------------------------------------------------------------------------
Accrued operating expenses                                          27,421
--------------------------------------------------------------------------
    Total liabilities                                              946,485
--------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $ 75,525,563
==========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

  Authorized                                                   250,000,000
--------------------------------------------------------------------------
  Outstanding                                                   75,525,506
==========================================================================
Net asset value, offering and redemption price per share      $       1.00
==========================================================================



STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Interest                                                        $1,787,611
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      145,126
--------------------------------------------------------------------------
Administrative services fees                                        23,409
--------------------------------------------------------------------------
Custodian fees                                                      12,436
--------------------------------------------------------------------------
Directors' fees and expenses                                         4,471
--------------------------------------------------------------------------
Other                                                               24,891
--------------------------------------------------------------------------
   Total expenses                                                  210,333
--------------------------------------------------------------------------
Net investment income                                            1,577,278
--------------------------------------------------------------------------
Net increase in net assets resulting from operations            $1,577,278
==========================================================================

See Notes to Financial Statements.

                           AIM V.I. MONEY MARKET FUND
120

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                   JUNE 30,    DECEMBER 31,
                                                     1999          1998
                                                  -----------  ------------
OPERATIONS:

  Net investment income                           $ 1,577,278  $ 3,115,776
---------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      1,577,278    3,115,776
---------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                            (1,577,278)  (3,115,776)
---------------------------------------------------------------------------
Net increase from capital stock transactions       11,435,240    5,455,702
---------------------------------------------------------------------------
   Net increase in net assets                      11,435,240    5,455,702
---------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                64,090,323   58,634,621
---------------------------------------------------------------------------
  End of year                                     $75,525,563  $64,090,323
---------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)      $75,525,506  $64,090,266
---------------------------------------------------------------------------
  Undistributed net realized gain from investment
   securities                                              57           57
---------------------------------------------------------------------------
                                                  $75,525,563  $64,090,323
---------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Money Market Fund (the "Fund"). The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Distributions to shareholders are declared and paid daily.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% of the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six

                          AIM V.I. MONEY MARKET FUND
months ended June 30, 1999, AIM was paid $23,409 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $1,923 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                  JUNE 30,                 DECEMBER 31,
                                    1999                       1998
                           ------------------------  -------------------------
                             SHARES       AMOUNT       SHARES        AMOUNT
                           -----------  -----------  -----------  ------------
Sold                        56,765,797  $56,765,797  100,181,770  $100,181,770
-------------------------------------------------------------------------------
Issued as reinvestment of
 dividends                   1,577,278    1,577,278    3,115,776     3,115,776
-------------------------------------------------------------------------------
Reacquired                 (46,907,835) (46,907,835) (97,841,844)  (97,841,844)
-------------------------------------------------------------------------------
                            11,435,240  $11,435,240    5,455,702  $  5,455,702
===============================================================================

NOTE 6 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                                               DECEMBER 31,
                         JUNE 30,     ----------------------------------     JANUARY 31,
                           1999        1998     1997     1996     1995          1995
                         --------     -------  -------  -------  -------     -----------
Net asset value,
 beginning of period     $  1.00      $  1.00  $  1.00  $  1.00  $  1.00       $  1.00
------------------------------------------------------------------------------------------
Income from investment
 operations:
 Net investment income      0.02         0.05     0.05     0.05     0.05          0.04
------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net
  investment income        (0.02)       (0.05)   (0.05)   (0.05)   (0.05)        (0.04)
------------------------------------------------------------------------------------------
Net asset value, end of
 period                  $  1.00      $  1.00  $  1.00  $  1.00  $  1.00       $  1.00
==========================================================================================
Total return                2.18%        5.06%    5.14%    4.97%    5.22%         3.98%
==========================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of
 period (000s omitted)   $75,526      $64,090  $58,635  $63,529  $65,506       $31,017
==========================================================================================
Ratio of expenses to
 average net assets         0.58%(a)     0.58%    0.59%    0.55%    0.53%(b)      0.63%(c)
==========================================================================================
Ratio of net investment
 income to average net
 assets                     4.35%(a)     4.94%    5.01%    4.84%    5.40%(b)      4.14%(c)
==========================================================================================

(a) Ratios are annualized and based on average daily net assets of $73,164,059.
(b) Annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 0.70% and 4.07%, respectively.

                          AIM V.I. MONEY MARKET FUND
122

The Managers' Overview

AIM V.I. VALUE FUND OUTPACES
BENCHMARK INDEXES
------------------------------------------------------------------------------------------------------------------------------------
Q. HOW DID AIM V.I. VALUE FUND PERFORM       inflation. In May, the Fed hinted that it  -----------------------------------------
DURING THE PAST SIX MONTHS?                  may raise interest rates, and at its June
A. The fund continued its stellar            30 meeting, it increased the federal          We continued to invest in stocks of
performance, returning 14.44% for the        funds rate from 4.75% to 5%, leaving the
six-month reporting period ended June 30,    discount rate unchanged. At the same         winning companies with strong current
1999. This performance beat the S&P          time, the Fed announced that it had shifted
500, which rose 12.38%. The fund also        from a tightening to a neutral bias,            earnings trends and reasonable
outperformed its peers, represented by       indicating that it planned no further rate
the 11.89% return of the Lipper Growth       hikes in the near future. The announcement         stock-price valuations.
Funds Index.                                 sparked a "relief rally" in the markets.
                                               The earnings landscape changed           -----------------------------------------
Q. WHAT WERE THE MAJOR MARKET TRENDS         drastically over the first six months
DURING THE REPORTING PERIOD?                 of 1999. For most of 1998, earnings        returned to favor, as did small-cap and
A. Interest-rate changes and earnings        reached a plateau for many companies, and  mid-cap stocks.
surprises were the major factors driving     the market favored large-company growth
the equity markets. In late 1998, the        stocks. In the first quarter of 1999,      Q. WHY DID AIM V.I. VALUE FUND
Federal Reserve Board (the Fed) lowered      positive earnings broadened across a wide  PERFORM SO WELL?
interest rates and spurred a market rally.   spectrum of companies, surprising          A. The fund remained diversified in a
That rally continued in 1999, and the Dow    many analysts and forcing them to revise   market in which diversification paid.
crossed the 11,000 threshold during the      their estimates. Investors started         We invested in stocks of winning companies
reporting period. In April, concerns about   looking beyond large companies toward a    with strong current earnings trends and
interest rates shook the markets when the    much broader array of stocks. Value        reasonable stock-price valuations. The fund
Consumer Price Index revealed an             stocks--those considered to be             benefited from its broad range of
unexpected increase in                       undervalued relative to the stock market   investments in high-tech, insurance,
                                             as a whole--                               retail and other sectors. In the
PORTFOLIO COMPOSITION                                                                   high-tech arena, the demand for wireless
                                                                                        telecommunications, cable TV and data
As of 6/30/99, based on total net assets                                                transmission propelled some of the key
                                                                                        stocks in the fund's portfolio.
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
                                                                                        Q. WHAT STOCKS CONTRIBUTED MOST
 1. MCI WorldCom, Inc.              4.60%     1. Computers                              TO THE FUND'S PERFORMANCE?
 2. Nokia Oyj A.B.-Class A-ADR      4.46         (Software & Services)           6.12%  A. The stocks that made the most
 3. Pharmacia & Upjohn, Inc.        3.39      2. Communications Equipment        5.92   significant contributions to the fund's
 4. American International                    3. Telecommunications                     performance were Nokia, AIG, Tyco and
    Group, Inc.                     3.25         (Long Distance)                 5.57   Dayton Hudson. Finland-based Nokia is one
 5. Guidant Corp.                   3.16      4. Broadcasting                           of the fastest-growing companies in the
 6. Best Buy Company, Inc.          2.90         (Television, Radio & Cable)     5.28   wireless equipment and infrastructure
 7. Tyco International Ltd.         2.89      5. Computers (Hardware)            5.17   industry. The world's largest
 8. Dayton Hudson Corp.             2.85      6. Retail (General Merchandise)    4.95   cellular-phone maker has developed a
 9. International Business          2.63      7. Financial (Diversified)         4.91   promising technology called WAP (wireless
    Machines Corp.                            8. Health Care                            application protocol) as a new standard
10. Microsoft Corp.                 2.36         (Drugs-Major Pharmaceuticals)   3.77   for delivering Internet content to
                                              9. Health Care (Medical Products          cellular phones. During the six months
                                                 & Supplies)                     3.61
                                             10. Insurance (Multi-Line)          3.59

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

                          AIM V.I. VALUE FUND                                123

covered by this report, its stock price      profit margins because of its favorable    Q. WHAT IS YOUR OUTLOOK FOR THE REST OF THE
almost doubled.                              pricing policies.                          YEAR?
  AIG is an insurance powerhouse. Its          We like Tyco because it is a diversi-    A. We expect the market to continue to be
acquisition of annuities company             fied corporation with leading positions    volatile and choppy throughout 1999. Inves-
SunAmerica took effect on January 1, 1999,   in a wide array of businesses. The         tors with a strong, well-defined discipline
giving AIG a foothold in the worldwide       company has  four divisions: health-care   can benefit from this type of market because
retirement-savings business. AIG's stock     products, fire and security systems,       it gives them the opportunity buy when the
rose about 30% over the reporting period.    flow-control technology (pipes, pipe       market dips and to sell when it rises. We
  Dayton Hudson's Target stores continue     fittings and tubing) and electrical        feel that the broadening of the market bodes
to perform well, offering more upscale       components. The company has grown          well for actively managed funds, and we be-
merchandise than competitors Wal-Mart and    through acquisitions, buying nearly 100    lieve that AIM V.I. Value Fund's diversifi-
Kmart. Target has seen an increase in        companies and growing its earnings 26%     cation allows it to take advantage of the
same-store sales and higher                  over the past six years.                   wider opportunities available in the market.

RESULTS OF A $10,000 INVESTMENT                                                         --------------------------------------------
   5/5/93 - 6/30/99
                                                                                        THE WORLD ACCORDING TO GARP
AVERAGE ANNUAL TOTAL RETURN                                                             GARP isn't just a character played by
   As of 6/30/99                                                                        Robin Williams; it's an important investment
   Inception (5/5/93) 22.63%                                                            discipline for AIM fund managers. GARP, or
   5 Years            25.41%                                                            Growth at a Reasonable Price, combines AIM's
   1 Year             27.94%                                                            growth and value investment strategies.
                                                                                        With GARP, we look for undervalued stocks
                                        LIPPER                                          that have what it takes to produce real
                      AIM V.I.       GROWTH FUNDS           S & P                       growth--earnings acceleration. These stocks
(In thousands)      VALUE FUND          INDEX             500 INDEX                     show
                    -----------      ------------         ---------                     . Growth in earnings. We believe earnings
  5/5/93              10,000            10,000             10,000                       drive stock prices. Can the company sustain
 6/30/93              10,690            10,417             10,254                       earnings growth in the future?
 6/30/94              11,592            10,906             10,783                       . Momentum in earnings. Momentum helps us
 6/30/95              15,833            13,691             13,591                       determine when to buy and sell a stock.
 6/30/96              16,387            14,904             15,835                       . Value of earnings. Return and risk are
 6/30/97              23,304            21,425             24,081                       both important. It doesn't always pay to buy
 6/30/98              27,424            25,380             29,029                       a stock just because it's cheap. We look for
 6/30/99              35,085            30,885             35,678                       stocks that have a low price-to-earnings
                                                                                        ratio compared to their projected growth
                                                                                        rate.
MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF              Our GARP discipline has four basic rules:
AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL                   1. Remain fully invested at all times.
PERFORMANCE SHOWN.                                                                      2. Focus on individual companies rather than
                                                                                           industries, sectors or countries.
The performance figures shown represent AIM V.I. Value Fund and are not                 3. Strive to find the best earnings at
intended to reflect actual annuity values, and do not reflect charges at the               attractive prices.
separate account level, which, if applied, would lower the performance                  4. Maintain a strong sell discipline.
results. AIM V.I. Value Fund performance figures are historical and reflect                Why GARP? We believe that stocks
reinvestment of all distributions and changes in net asset value. The fund's            purchased at a discount relative to their
investment return and principal value will fluctuate, so an investor's                  potential for growth and the underlying
shares, when redeemed, may be worth more or less than their original cost.              value of the company may realize greater
  The Dow Jones Industrial Average (the Dow) is a price-weighted average                rewards once earnings start to rise. This
of 30 actively traded primarily industrial stocks. The Standard & Poor's                performance often comes from a change in
Composite Index of 500 stocks (the S&P 500) is a group of unmanaged                     management, a new product or some other
securities widely regarded by investors to be representative of the stock               catalyst--factors we study carefully.
market in general. The Lipper Growth Funds Index represents an average of the performance of the 30 largest growth funds. It is compiled by Lipper, Inc., an independent mutual-fund performance monitor. Returns for the S&P 500 and the Lipper Index are for the period 4/30/93-6/30/99.
  An investment cannot be made in any index listed. Unless otherwise noted, index results include reinvested dividends.

124                           AIM V.I. VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                        MARKET
                                           SHARES        VALUE
DOMESTIC COMMON STOCKS - 83.78%

AUTOMOBILES - 1.01%

Ford Motor Co.                              317,100 $   17,896,331
------------------------------------------------------------------

BANKS (MONEY CENTER) - 2.33%

Chase Manhattan Corp. (The)                 475,000     41,146,875
------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 5.28%

Cablevision Systems Corp. - Class A(a)       45,000      3,150,000
------------------------------------------------------------------
Comcast Corp. - Class A                     700,000     26,906,250
------------------------------------------------------------------
Cox Communications, Inc.(a)(b)              806,000     29,670,875
------------------------------------------------------------------
MediaOne Group, Inc.(a)                     451,000     33,543,125
------------------------------------------------------------------
                                                        93,270,250
------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 1.09%

Monsanto Co.                                490,000     19,324,375
------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 1.45%

Comverse Technology, Inc.(a)                 80,000      6,040,000
------------------------------------------------------------------
Lucent Technologies, Inc.                   130,000      8,766,875
------------------------------------------------------------------
Motorola, Inc.                              114,900     10,886,775
------------------------------------------------------------------
                                                        25,693,650
------------------------------------------------------------------

COMPUTERS (HARDWARE) - 5.17%

Dell Computer Corp.(a)                      110,000      4,070,000
------------------------------------------------------------------
Gateway, Inc.(a)                            325,000     19,175,000
------------------------------------------------------------------
International Business Machines Corp.       360,000     46,530,000
------------------------------------------------------------------
Sun Microsystems, Inc.(a)(b)                312,000     21,489,000
------------------------------------------------------------------
                                                        91,264,000
------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.11%

Cisco Systems, Inc.(a)(b)                    30,000      1,935,000
------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.85%

EMC Corp.(a)(b)                              80,000      4,400,000
------------------------------------------------------------------
Lexmark International Group, Inc.(a)        162,000     10,702,125
------------------------------------------------------------------
                                                        15,102,125
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 6.12%

BMC Software, Inc.(a)                       500,000     27,000,000
------------------------------------------------------------------
Microsoft Corp.(a)                          462,000     41,666,625
------------------------------------------------------------------
Unisys Corp.(a)                           1,012,400     39,420,325
------------------------------------------------------------------
                                                       108,086,950
------------------------------------------------------------------

CONSUMER FINANCE - 0.47%

Providian Financial Corp.                    88,000      8,228,000
------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.36%

Cardinal Health, Inc.                        99,925      6,407,691
------------------------------------------------------------------

                                                         MARKET
                                             SHARES       VALUE
ELECTRICAL EQUIPMENT - 2.01%

General Electric Co.                        265,000 $   29,945,000
------------------------------------------------------------------
Solectron Corp.(a)                           84,500      5,635,094
------------------------------------------------------------------
                                                        35,580,094
------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.10%

Waters Corp.(a)                              31,800      1,689,375
------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.16%

Texas Instruments, Inc.                      19,400      2,813,000
------------------------------------------------------------------

ENTERTAINMENT - 2.17%

Time Warner, Inc.                           521,200     38,308,200
------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.13%

Teradyne, Inc.(a)                            32,400      2,324,700
------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 4.91%

American Express Co.                        115,000     14,964,375
------------------------------------------------------------------
Associates First Capital Corp. - Class A    560,000     24,815,000
------------------------------------------------------------------
Citigroup, Inc.                             147,750      7,018,125
------------------------------------------------------------------
Fannie Mae                                  248,000     16,957,000
------------------------------------------------------------------
Freddie Mac                                 395,000     22,910,000
------------------------------------------------------------------
                                                        86,664,500
------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 3.46%

Bristol-Myers Squibb Co.                    450,000     31,696,875
------------------------------------------------------------------
Warner-Lambert Co.                          426,000     29,553,750
------------------------------------------------------------------
                                                        61,250,625
------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 3.77%

Merck & Co., Inc.                            90,000      6,660,000
------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                  1,055,000     59,937,188
------------------------------------------------------------------
                                                        66,597,188
------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.61%

Guidant Corp.(b)                          1,084,700     55,794,256
------------------------------------------------------------------
Medtronic, Inc.                             103,000      8,021,125
------------------------------------------------------------------
                                                        63,815,381
------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.58%

Colgate-Palmolive Co.                       284,000     28,045,000
------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 3.59%

American International Group, Inc.(b)       490,000     57,360,625
------------------------------------------------------------------
Hartford Financial Services Group, Inc.
 (The)                                      103,900      6,058,669
------------------------------------------------------------------
                                                        63,419,294
------------------------------------------------------------------

INSURANCE (PROPERTY - CASUALTY) - 0.49%

Progressive Corp.                            36,000      5,220,000
------------------------------------------------------------------
XL Capital Ltd.                              60,000      3,390,000
------------------------------------------------------------------
                                                         8,610,000
------------------------------------------------------------------

                              AIM V.I. VALUE FUND

                                                             MARKET
                                               SHARES        VALUE

INVESTMENT BANKING/BROKERAGE - 0.74%

Morgan Stanley, Dean Witter, Discover & Co.     127,000 $   13,017,500
----------------------------------------------------------------------

LODGING - HOTELS - 1.44%

Carnival Corp.                                  525,000     25,462,500
----------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 2.94%

Tyco International Ltd.                         539,300     51,098,675
----------------------------------------------------------------------
United Technologies Corp.                        11,900        853,081
----------------------------------------------------------------------
                                                            51,951,756
----------------------------------------------------------------------

PERSONAL CARE - 1.73%

Avon Products, Inc.                             552,000     30,636,000
----------------------------------------------------------------------

PUBLISHING - 0.27%

Dow Jones & Co., Inc.                            90,000      4,775,625
----------------------------------------------------------------------

RESTAURANTS - 1.85%

McDonald's Corp.                                490,000     20,243,125
----------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)              230,000     12,448,750
----------------------------------------------------------------------
                                                            32,691,875
----------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 1.51%

Lowe's Companies, Inc.                          470,000     26,643,125
----------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 2.90%

Best Buy Co., Inc.(a)                           760,000     51,300,000
----------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 3.45%

Albertson's, Inc.                                21,700      1,118,906
----------------------------------------------------------------------
Kroger Co.(a)                                 1,070,000     29,893,125
----------------------------------------------------------------------
Safeway, Inc.(a)                                605,000     29,947,500
----------------------------------------------------------------------
                                                            60,959,531
----------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 4.95%

Costco Companies, Inc.(a)                       234,000     18,734,625
----------------------------------------------------------------------
Dayton Hudson Corp.                             773,900     50,303,500
----------------------------------------------------------------------
Wal-Mart Stores, Inc.                           380,000     18,335,000
----------------------------------------------------------------------
                                                            87,373,125
----------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.02%

Gap, Inc. (The)                                   7,200        362,700
----------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.79%

Omnicom Group, Inc.                             395,000     31,600,000
----------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 0.39%

SunGard Data Systems, Inc.(a)                   200,000      6,900,000
----------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.51%

Equifax, Inc.                                    73,900      2,637,306
----------------------------------------------------------------------
First Data Corp.                                490,500     24,003,844
----------------------------------------------------------------------
                                                            26,641,150
----------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.66%

Nextel Communications, Inc. - Class A(a)        584,300     29,324,556
----------------------------------------------------------------------

                                                                  MARKET
                                                    SHARES        VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 5.57%

AT & T Corp.(b)                                       307,000 $   17,134,438
----------------------------------------------------------------------------
MCI WorldCom, Inc.(a)(b)                              942,413     81,283,121
----------------------------------------------------------------------------
                                                                  98,417,559
----------------------------------------------------------------------------

WASTE MANAGEMENT - 0.84%

Waste Management, Inc.                                275,000     14,781,250
----------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $1,084,486,897)                                       1,480,310,856
----------------------------------------------------------------------------

FOREIGN STOCKS - 5.60%

FINLAND - 4.47%

Nokia Oyj A.B. - Class A (Communications
 Equipment)                                             2,000        175,202
----------------------------------------------------------------------------
Nokia Oyj A.B.-ADR (Communications Equipment)         860,000     78,743,750
----------------------------------------------------------------------------
                                                                  78,918,952
----------------------------------------------------------------------------

UNITED KINGDOM - 1.13%

Vodafone Airtouch PLC-ADR (Telecommunications -
  Cellular/Wireless)                                   80,000     15,760,000
----------------------------------------------------------------------------
WPP Group PLC (Services - Advertising/Marketing)      491,400      4,155,600
----------------------------------------------------------------------------
                                                                  19,915,600
----------------------------------------------------------------------------
  Total Foreign Stocks
   (Cost $45,499,184)                                             98,834,552
----------------------------------------------------------------------------
                                                   PRINCIPAL      MARKET
                                                    AMOUNT        VALUE
TIME DEPOSITS - 9.34%

CIBC Oppenheimer Corp.
 5.50%, 07/01/99                                  $85,000,000 $   85,000,000
----------------------------------------------------------------------------
SBC Warburg Dillon Read, Inc.,
 5.75%, 07/01/99                                   80,000,000     80,000,000
----------------------------------------------------------------------------
  Total Time Deposits
   (Cost $165,000,000)                                           165,000,000
----------------------------------------------------------------------------

REPURCHASE AGREEMENT - 1.28%

BankOne Capital Markets, Inc.,
 5.10%, 07/01/99 (Cost $22,632,014)                22,632,014     22,632,014
----------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.00%                                    1,766,777,422
----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.00%                                 44,196
----------------------------------------------------------------------------
NET ASSETS - 100.00%                                          $1,766,821,618
============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 06/30/99 with a maturing value of $125,017,708. Collateralized by U.S. Government obligations.

Investment Abbreviations:

ADR - American Depositary Receipt

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND
126

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost $1,317,618,095)        $1,766,777,422
------------------------------------------------------------------------
Receivables for:
 Investments sold                                             12,102,819
------------------------------------------------------------------------
 Capital stock sold                                            2,640,126
------------------------------------------------------------------------
 Dividends and interest                                          450,940
------------------------------------------------------------------------
 Forward currency contracts                                    2,031,444
------------------------------------------------------------------------
 Forward currency contracts closed                                83,807
------------------------------------------------------------------------
Investment for deferred compensation plan                         27,330
------------------------------------------------------------------------
Other assets                                                      11,196
------------------------------------------------------------------------
  Total assets                                             1,784,125,084
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        14,603,161
------------------------------------------------------------------------
 Fund shares reacquired                                          151,081
------------------------------------------------------------------------
 Deferred compensation                                            27,330
------------------------------------------------------------------------
Options written (Premiums received $2,213,895)                 1,379,594
------------------------------------------------------------------------
Accrued advisory fees                                            829,758
------------------------------------------------------------------------
Accrued directors' fees                                            3,500
------------------------------------------------------------------------
Accrued operating expenses                                       309,042
------------------------------------------------------------------------
  Total liabilities                                           17,303,466
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $1,766,821,618
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  58,819,385
------------------------------------------------------------------------
Net asset value, offering and redemption price per share          $30.04
========================================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $71,503 foreign withholding tax)                $  3,783,138
-------------------------------------------------------------------------------
Interest                                                             3,926,143
-------------------------------------------------------------------------------
   Total investment income                                           7,709,281
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        4,377,401
-------------------------------------------------------------------------------
Administrative services fees                                           710,092
-------------------------------------------------------------------------------
Custodian fees                                                          85,853
-------------------------------------------------------------------------------
Directors' fees and expenses                                             8,494
-------------------------------------------------------------------------------
Other                                                                   70,563
-------------------------------------------------------------------------------
   Total expenses                                                    5,252,403
-------------------------------------------------------------------------------
Net investment income                                                2,456,878
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FORWARD CURRENCY CONTRACTS AND OPTION
 CONTRACTS:

Net realized gain from:
  Investment securities                                             70,778,592
-------------------------------------------------------------------------------
  Foreign currencies                                                    25,406
-------------------------------------------------------------------------------
  Forward currency contracts                                         4,108,353
-------------------------------------------------------------------------------
  Option contracts                                                         888
-------------------------------------------------------------------------------
                                                                    74,913,239
-------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                            118,075,061
-------------------------------------------------------------------------------
  Foreign currencies                                                    (1,292)
-------------------------------------------------------------------------------
  Forward currency contracts                                         1,706,836
-------------------------------------------------------------------------------
  Option contracts                                                     826,782
-------------------------------------------------------------------------------
                                                                   120,607,387
-------------------------------------------------------------------------------
   Net gain on investment securities, foreign currencies, forward
    currency contracts and option contracts                        195,520,626
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $197,977,504
===============================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                    JUNE 30,     DECEMBER 31,
                                                      1999           1998
                                                 -------------- --------------
OPERATIONS:

 Net investment income                           $    2,456,878 $    6,184,686
-------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, forward currency
  contracts, futures and option contracts            74,913,239     30,475,488
-------------------------------------------------------------------------------
 Change in net unrealized appreciation of
  investment securities, foreign currencies,
  forward currency contracts, futures and option
  contracts                                         120,607,387    230,113,292
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      197,977,504    266,773,466
-------------------------------------------------------------------------------
 Distributions to shareholders from net
  investment income                                          --     (5,622,957)
-------------------------------------------------------------------------------
 Distributions to shareholders from net realized
  gains                                                      --    (49,732,413)
-------------------------------------------------------------------------------
 Net increase from capital stock transactions       347,460,569    319,123,956
-------------------------------------------------------------------------------
   Net increase in net assets                       545,438,073    530,542,052
-------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                1,221,383,545    690,841,493
-------------------------------------------------------------------------------
 End of year                                     $1,766,821,618 $1,221,383,545
===============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)      $1,202,963,289 $  855,502,720
-------------------------------------------------------------------------------
 Undistributed net investment income                  8,648,047      6,191,169
-------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, forward
  currency contracts, futures and option
  contracts                                         103,187,240     28,274,001
-------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, forward
  currency contracts, futures and option
  contracts                                         452,023,042    331,415,655
-------------------------------------------------------------------------------
                                                 $1,766,821,618 $1,221,383,545
===============================================================================

See Notes to Financial Statements.

                              AIM V.I. VALUE FUND
128

NOTES TO FINANCIAL STATEMENTS

June 30, 1999
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of sixteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Value Fund (the "Fund"). The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse

                              AIM V.I. VALUE FUND
 changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at June 30, 1999 were as follows:

  SETTLEMENT        CONTRACT TO
   CURRENCY    ----------------------              UNREALIZED
     DATE       DELIVER     RECEIVE      VALUE    APPRECIATION
  ----------    -------   ----------- ----------- ------------
  7/19/99 EUR   7,000,000 $ 7,460,170 $ 7,224,486    $235,684
  7/20/99 EUR  33,850,000  36,238,808  34,938,165   1,300,643
  7/21/99 EUR   6,000,000   6,369,120   6,193,344     175,776
  7/22/99 EUR   8,500,000   9,011,330   8,774,561     236,769
  7/20/99 GBP   1,000,000   1,613,800   1,576,440      37,360
  8/17/99 GBP   1,100,000   1,779,651   1,734,439      45,212
 -------------------------------------------------------------
                          $62,472,879 $60,441,435  $2,031,444
 =============================================================

G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I
M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to pay certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the six months ended June 30, 1999, AIM was paid $41,414 for accounting and administrative services rendered by AIM.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the six months ended June 30, 1999, the Fund incurred legal fees of $12,358 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

                              AIM V.I. VALUE FUND
130

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended June 30, 1999 was $629,720,326 and $340,754,303, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment securities    $459,463,096
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (14,453,490)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $445,009,606
===========================================================================

 Cost of investments for tax purposes is $1,321,767,816.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                  JUNE 30,                 DECEMBER 31,
                                    1999                      1998
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       15,084,473  $427,699,890  13,690,852  $321,377,374
------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                     --            --   2,225,788    55,355,370
------------------------------------------------------------------------------
Reacquired                 (2,800,711)  (80,239,321) (2,542,811)  (57,608,788)
------------------------------------------------------------------------------
                           12,283,762  $347,460,569  13,373,829  $319,123,956
==============================================================================

NOTE 7 - CALL OPTIONS CONTRACTS WRITTEN
Transactions in call option contracts written during the six months ended June 30, 1999 are summarized as follows:

                                                            CALL OPTION
                                                             CONTRACTS
                                                        --------------------
                                                        NUMBER OF  PREMIUMS
                                                        CONTRACTS  RECEIVED
                                                        --------- ----------
Beginning of period                                         200   $   83,771
-----------------------------------------------------------------------------
Written                                                   4,200    2,705,005
-----------------------------------------------------------------------------
Exercised                                                  (849)    (573,993)
-----------------------------------------------------------------------------
Expired                                                      (1)        (888)
-----------------------------------------------------------------------------
End of period                                             3,550   $2,213,895
-----------------------------------------------------------------------------

 Open call option contracts written at June 30, 1999 were as follows:

                                                                               UNREALIZED
                          CONTRACT STRIKE NUMBER OF  PREMIUMS  JUNE 30, 1999  APPRECIATION
ISSUE                      MONTH   PRICE  CONTRACTS  RECEIVED  MARKET VALUE  (DEPRECIATION)
-----                     -------- ------ ---------  --------  ------------- --------------
American International
 Group, Inc.              Aug. 99  $ 130      250   $  194,953  $   35,935     $ 159,018
-------------------------------------------------------------------------------------------
AT&T Corp.                Oct. 99     60      365      167,712     104,938        62,774
-------------------------------------------------------------------------------------------
Cisco Systems, Inc.       Oct. 99     55      300      250,804     376,875      (126,071)
-------------------------------------------------------------------------------------------
Cox Communications, Inc.  Sep. 99     45      880      493,224      77,000       416,224
-------------------------------------------------------------------------------------------
EMC Corp.                 Jul. 99  57.50      200      122,096      28,750        93,346
-------------------------------------------------------------------------------------------
Guidant Corp.             Jul. 99     75      180      103,524       2,250       101,274
-------------------------------------------------------------------------------------------
MCI WorldCom, Inc.        Sep. 99     90    109.5      689,093     554,344       134,749
-------------------------------------------------------------------------------------------
Sun Microsystems, Inc.    Jul. 99  62.50      280      192,489     199,500        (7,011)
-------------------------------------------------------------------------------------------
                                                    $2,213,895  $1,379,592     $ 834,303
===========================================================================================

                              AIM V.I. VALUE FUND

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during six months ended June 30, 1999, each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the year ended January 31, 1995.

                           JUNE 30,                  DECEMBER 31,
                          ----------     ----------------------------------------     JANUARY 31,
                           1999(A)          1998       1997      1996      1995          1995
                          ----------     ----------  --------  --------  --------     -----------
Net asset value,
 beginning of period      $    26.25     $    20.83  $  17.48  $  16.11  $  11.83      $  12.17
-------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.05           0.09      0.08      0.30      0.11          0.10
-------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  3.74           6.59      4.05      2.09      4.18         (0.35)
-------------------------------------------------------------------------------------------------
   Total from investment
    operations                  3.79           6.68      4.13      2.39      4.29         (0.25)
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income              --          (0.13)    (0.19)    (0.10)    (0.01)        (0.09)
-------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains                 --          (1.13)    (0.59)    (0.92)       --            --
-------------------------------------------------------------------------------------------------
   Total distributions            --          (1.26)    (0.78)    (1.02)    (0.01)        (0.09)
-------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    30.04     $    26.25  $  20.83  $  17.48  $  16.11      $  11.83
-------------------------------------------------------------------------------------------------
Total return(b)                14.44%         32.41%    23.69%    15.02%    36.25%        (2.03)%
-------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of
 period (000s omitted)    $1,766,822     $1,221,384  $690,841  $369,735  $257,212      $109,257
-------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets             0.73%(c)       0.66%     0.70%     0.73%     0.75%(d)      0.82%
-------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average net
 assets                         0.34%(c)       0.68%     1.05%     2.00%     1.11%(d)      1.17%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate           26%           100%      127%      129%      145%          143%
=================================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $1,450,392,564.
(d) Annualized.

                              AIM V.I. VALUE FUND
132

DIRECTORS, OFFICERS,   BOARD OF DIRECTORS                         OFFICERS                     OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM       Charles T. Bauer                           Charles T. Bauer             11 Greenway Plaza
VARIABLE INSURANCE     Chairman                                   Chairman                     Suite 100
FUNDS, INC.            A I M Management Group Inc.                                             Houston, TX 77046
                                                                  Robert H. Graham             (800) 347-1919
                       Bruce L. Crockett                          President
                       Director                                                                INVESTMENT ADVISOR
                       ACE Limited;                               Carol F. Relihan
                       Formerly Director, President, and          Senior Vice President and    A I M Advisors, Inc.
                       Chief Executive Officer                    Secretary                    11 Greenway Plaza
                       COMSAT Corporation                                                      Suite 100
                                                                  Gary T. Crum                 Houston, TX 77046
                       Owen Daly II                               Senior Vice President
                       Director                                                                TRANSFER AGENT AND CUSTODIAN
                       Cortland Trust Inc.                        Dana R. Sutton
                                                                  Vice President and           State Street Bank and Trust Company
                       Edward K. Dunn Jr.                         Treasurer                    225 Franklin Street
                       Chairman, Mercantile Mortgage Corp.;                                    Boston, MA 02110
                       Formerly Vice Chairman and President,      Robert G. Alley
                       Mercantile-Safe Deposit & Trust Co.; and   Vice President               COUNSEL TO THE FUNDS
                       President, Mercantile Bankshares
                                                                  Stuart W. Coco               Freedman, Levy, Kroll &
                       Jack Fields                                Vice President               Simonds
                       Chief Executive Officer                                                 1050 Conn. Avenue, N.W.
                       Texana Global Inc.;                        Melville B. Cox              Washington, D.C. 20036
                       Formerly, Member of the                    Vice President
                       U.S. House of Representatives                                           COUNSEL TO THE DIRECTORS
                                                                  Karen Dunn Kelley
                       Carl Frischling                            Vice President               Kramer, Levin, Naftalis & Frankel LLP
                       Partner                                                                 919 Third Avenue
                       Kramer, Levin, Naftalis & Frankel LLP      Edgar M. Larsen              New York, NY 10022
                                                                  Vice President
                       Robert H. Graham                                                        DISTRIBUTOR
                       President and Chief Executive Officer      Mary J. Benson
                       A I M Management Group Inc.                Assistant Vice President     A I M Distributors, Inc.
                                                                  and Assistant Treasurer      11 Greenway Plaza
                       Prema Mathai-Davis                                                      Suite 100
                       Chief Executive Officer, YWCA of the       Sheri Morris                 Houston, TX 77046
                       U.S.A.; Commissioner, New York City Dept.  Assistant Vice President
                       for the Aging; and member of the Board of  and Assistant Treasurer
                       Directors, Metropolitan Transportation
                       Authority of New York State                Renee A. Friedli
                                                                  Assistant Secretary
                       Lewis F. Pennock
                       Attorney                                   P. Michelle Grace
                                                                  Assistant Secretary
                       Louis S. Sklar
                       Executive Vice President                   Jeffery H. Kupor
                       Hines Interests                            Assistant Secretary
                       Limited Partnership
                                                                  Nancy L. Martin
                                                                  Assistant Secretary

                                                                  Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary